UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Value

Fund - Institutional Class

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting chairman's photo appears here)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting chairman's signature appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Life of fund A
Institutional Class	1.93%	-1.34%	4.54%

A From December 23, 2003.

$10,000 Over Life of Class

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Institutional Class on December 23, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post a solid gain for the 12 months ending October 31, 2011. Bullishness pervaded the market during the first half of the period, only to be squelched by extreme volatility in the summer, as debate over the U.S. debt ceiling, Standard & Poor's subsequent downgrade of the country's long-term sovereign credit rating and deepening debt woes in Europe led to the worst calendar-quarter finish for the S&P 500® Index in almost three years. However, news of a possible solution to the eurozone debt crisis, along with better-than-expected U.S. economic data and strong corporate earnings, helped fuel an October rally that pushed the broad-based index up roughly 11% - its highest monthly return since December 1991. With that boost, the S&P 500® finished the year up 8.09%, while the blue-chip Dow Jones Industrial AverageSM added 10.39% and the technology-heavy Nasdaq Composite® Index gained 8.10%. Among sectors within the S&P 500®, only financials (-6%) posted a decline for the year, while energy (+19%) and utilities (+15%) fared best. Small and mid-sized stocks also rose, with the Russell 2000® and Russell Midcap® indexes adding 6.71% and 7.85%, respectively. The lengthy financial crisis in Europe continued to hamper foreign developed-markets equities, with the MSCI® EAFE® (Europe, Australasia, Far East) Index falling 3.97%.

Comments from Matthew Friedman, Co-Portfolio Manager of Fidelity Advisor® Value Fund: For the year, the fund's Institutional Class shares returned 1.93%, compared with 5.83% for the Russell Midcap® Value Index. The fund's relative underperformance was primarily due to weak stock selection in the consumer discretionary and utilities sectors. Within consumer discretionary, the most disappointing results came from picks in the retailing industry, mainly a non-index stake in office supply retailer OfficeMax. We missed by not owning diversified apparel manufacturer VF and broadcasting giant CBS, both index components that outperformed. In utilities, a holding in California electricity generator PG&E was costly. Conversely, information technology stocks provided a relative boost, including a stake in National Semiconductor and an underweighting in Xerox. Our choices in energy helped, despite the sector's overall drag on performance, with oil services firm Baker Hughes emerging as the fund's top individual contributor. Elsewhere, my picks in banks were beneficial. Some of the stocks I've mentioned were not in the index and some were sold from the fund by period end.

Note to shareholders: Katherine Buck became Co-Portfolio Manager of the fund - responsible for the consumer discretionary and consumer staples subportfolios - on January 3, 2011.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 849.50	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.50%
Actual		$ 1,000.00	$ 848.50	$ 6.99
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 846.40	$ 9.31
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	2.00%
Actual		$ 1,000.00	$ 846.80	$ 9.31
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class	.92%
Actual		$ 1,000.00	$ 851.00	$ 4.29
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	2.5	1.6
Edison International	1.8	0.0
U.S. Bancorp	1.8	1.6
Berkshire Hathaway, Inc. Class B	1.7	1.1
Wells Fargo & Co.	1.5	1.2
National Grid PLC	1.4	1.1
The AES Corp.	1.1	1.1
State Street Corp.	1.0	0.9
Republic Services, Inc.	1.0	0.8
MetLife, Inc.	1.0	1.1
	14.8
Top Five Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.6	26.3
Utilities	11.7	9.4
Industrials	11.7	11.9
Consumer Discretionary	10.1	11.3
Information Technology	9.5	8.0
Asset Allocation (% of fund's net assets)
As of October 31, 2011*		As of April 30, 2011**
	Stocks and Equity Futures 98.4%		Stocks and Equity Futures 98.9%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	16.2%	** Foreign investments	16.2%

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.7%
Autoliv, Inc.	6,209	$ 358,694
Tenneco, Inc. (a)	1,883	61,612
		420,306
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	3,800	55,876
DeVry, Inc.	2,669	100,568
		156,444
Hotels, Restaurants & Leisure - 1.7%
Accor SA	2,763	90,832
Brinker International, Inc.	5,224	119,630
Carnival Corp. unit	3,000	105,630
Penn National Gaming, Inc. (a)	5,665	203,940
Sonic Corp. (a)	21,700	160,797
Wyndham Worldwide Corp.	10,992	370,101
		1,050,930
Household Durables - 1.2%
Ethan Allen Interiors, Inc.	2,883	57,083
Garmin Ltd.	3,900	134,121
Jarden Corp.	16,130	516,644
		707,848
Leisure Equipment & Products - 0.8%
Brunswick Corp.	16,431	290,171
Eastman Kodak Co. (a)(d)	32,372	35,933
Hasbro, Inc.	3,559	135,456
		461,560
Media - 1.1%
Aegis Group PLC	75,738	167,112
Interpublic Group of Companies, Inc.	10,100	95,748
Kabel Deutschland Holding AG (a)	1,200	68,520
The Walt Disney Co.	1,500	52,320
Valassis Communications, Inc. (a)	5,990	116,985
Virgin Media, Inc.	6,120	149,206
		649,891
Multiline Retail - 0.6%
Macy's, Inc.	9,270	283,013
PPR SA	600	93,745
		376,758
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.3%
Advance Auto Parts, Inc.	1,411	$ 91,814
Ascena Retail Group, Inc. (a)	4,000	115,600
Best Buy Co., Inc.	16,128	423,037
Chico's FAS, Inc.	22,487	277,939
Collective Brands, Inc. (a)(d)	17,837	260,599
Lowe's Companies, Inc.	14,535	305,526
OfficeMax, Inc. (a)	22,818	116,828
Sally Beauty Holdings, Inc. (a)	4,153	79,696
Signet Jewelers Ltd.	2,500	107,775
Staples, Inc.	11,765	176,004
		1,954,818
Textiles, Apparel & Luxury Goods - 0.3%
adidas AG	1,100	77,880
Warnaco Group, Inc. (a)	2,336	114,698
		192,578
TOTAL CONSUMER DISCRETIONARY		5,971,133
CONSUMER STAPLES - 5.8%
Beverages - 1.8%
Coca-Cola Enterprises, Inc.	5,537	148,502
Dr Pepper Snapple Group, Inc.	7,340	274,883
Heckmann Corp. (a)	11,849	70,976
Molson Coors Brewing Co. Class B	4,530	191,800
PepsiCo, Inc.	5,387	339,112
Treasury Wine Estates Ltd.	17,128	66,882
		1,092,155
Food & Staples Retailing - 1.1%
Casey's General Stores, Inc.	1,954	96,821
CVS Caremark Corp.	8,880	322,344
Kroger Co.	5,076	117,662
Walgreen Co.	2,776	92,163
		628,990
Food Products - 2.2%
Archer Daniels Midland Co.	3,646	105,515
Bunge Ltd.	4,006	247,451
ConAgra Foods, Inc.	7,250	183,643
Danone	2,100	146,181
Dean Foods Co. (a)	16,732	162,635
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Sara Lee Corp.	12,346	$ 219,759
The J.M. Smucker Co.	3,229	248,698
		1,313,882
Household Products - 0.1%
Spectrum Brands Holdings, Inc. (a)	3,449	87,536
Tobacco - 0.6%
Lorillard, Inc.	3,149	348,468
TOTAL CONSUMER STAPLES		3,471,031
ENERGY - 6.6%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	6,712	389,229
BW Offshore Ltd.	39,787	74,677
Exterran Holdings, Inc. (a)	10,799	102,591
Halliburton Co.	5,300	198,008
Patterson-UTI Energy, Inc.	9,200	186,944
Rowan Companies, Inc. (a)	6,928	238,947
Transocean Ltd. (United States)	2,986	170,650
		1,361,046
Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp.	2,050	160,925
Apache Corp.	2,100	209,223
Atlas Pipeline Partners, LP	4,480	155,904
Cimarex Energy Co.	2,340	149,760
Cloud Peak Energy, Inc. (a)	10,036	230,326
El Paso Corp.	5,730	143,307
HollyFrontier Corp.	8,984	275,719
Nexen, Inc.	11,900	202,104
Noble Energy, Inc.	1,800	160,812
Talisman Energy, Inc.	11,050	156,741
Whiting Petroleum Corp. (a)	6,884	320,450
Williams Companies, Inc.	8,570	258,043
World Fuel Services Corp.	4,060	161,791
		2,585,105
TOTAL ENERGY		3,946,151
Common Stocks - continued
	Shares	Value
FINANCIALS - 28.6%
Capital Markets - 3.4%
Ashmore Group PLC	13,200	$ 73,237
Bank of New York Mellon Corp.	6,219	132,340
Goldman Sachs Group, Inc.	1,568	171,774
Invesco Ltd.	18,700	375,309
Knight Capital Group, Inc. Class A (a)	12,877	160,834
Morgan Stanley	17,939	316,444
State Street Corp.	15,160	612,312
TD Ameritrade Holding Corp.	8,019	134,559
The Blackstone Group LP	4,975	73,182
		2,049,991
Commercial Banks - 6.1%
Bank of Ireland	1,275,065	183,515
CIT Group, Inc. (a)	15,097	526,130
Comerica, Inc.	8,361	213,624
Heritage Financial Corp., Washington	1,199	15,119
Itau Unibanco Banco Multiplo SA sponsored ADR	26,100	499,032
PNC Financial Services Group, Inc.	3,950	212,155
Regions Financial Corp.	6,241	24,527
TCF Financial Corp.	2,063	21,950
U.S. Bancorp	42,444	1,086,142
Wells Fargo & Co.	34,632	897,315
		3,679,509
Consumer Finance - 1.0%
Capital One Financial Corp.	3,500	159,810
SLM Corp.	32,600	445,642
		605,452
Diversified Financial Services - 1.2%
CME Group, Inc.	700	192,892
JPMorgan Chase & Co.	14,793	514,205
		707,097
Insurance - 9.7%
AEGON NV (a)	30,156	143,833
AFLAC, Inc.	11,698	527,463
Aon Corp.	1,577	73,520
Assurant, Inc.	6,097	234,978
Berkshire Hathaway, Inc. Class B (a)	12,666	986,175
Brasil Insurance Participacoes e Administracao SA	6,000	57,652
Everest Re Group Ltd.	1,892	170,129
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,200	501,584
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
First American Financial Corp.	11,416	$ 136,992
Hartford Financial Services Group, Inc.	9,800	188,650
Hilltop Holdings, Inc. (a)	3,181	25,066
Jardine Lloyd Thompson Group PLC	17,371	201,279
MetLife, Inc.	16,836	591,954
National Financial Partners Corp. (a)	10,417	142,400
Progressive Corp.	4,100	77,941
Prudential Financial, Inc.	5,678	307,748
Reinsurance Group of America, Inc.	4,582	239,318
StanCorp Financial Group, Inc.	6,331	214,874
Torchmark Corp.	7,149	292,609
Unum Group	11,181	266,555
Validus Holdings Ltd.	4,990	136,526
XL Group PLC Class A	11,793	256,380
		5,773,626
Real Estate Investment Trusts - 4.2%
American Capital Agency Corp.	4,300	118,293
Douglas Emmett, Inc.	11,483	223,919
Post Properties, Inc.	5,154	211,726
Prologis, Inc.	10,835	322,450
Public Storage	2,147	277,070
SL Green Realty Corp.	6,667	459,956
The Macerich Co.	328	16,321
Ventas, Inc.	7,308	406,398
Vornado Realty Trust	782	64,757
Weyerhaeuser Co.	23,068	414,763
		2,515,653
Real Estate Management & Development - 2.6%
BR Malls Participacoes SA	14,100	152,315
Brookfield Asset Management, Inc. Class A	1,700	49,183
CBRE Group, Inc. (a)	6,630	117,881
Forest City Enterprises, Inc. Class A (a)	31,486	430,728
Forestar Group, Inc. (a)	15,697	204,061
Kennedy-Wilson Holdings, Inc.	39,610	491,956
Wharf Holdings Ltd.	24,000	127,662
		1,573,786
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.4%
People's United Financial, Inc.	18,365	$ 234,154
TOTAL FINANCIALS		17,139,268
HEALTH CARE - 6.2%
Biotechnology - 0.4%
Amgen, Inc.	3,700	211,899
Health Care Equipment & Supplies - 1.5%
Alere, Inc. (a)	1,700	44,302
Boston Scientific Corp. (a)	17,329	102,068
CareFusion Corp. (a)	4,920	125,952
Covidien PLC	2,700	127,008
DENTSPLY International, Inc.	1,600	59,136
Hologic, Inc. (a)	12,656	204,015
The Cooper Companies, Inc.	306	21,206
Zimmer Holdings, Inc. (a)	4,363	229,625
		913,312
Health Care Providers & Services - 3.5%
Brookdale Senior Living, Inc. (a)	2,467	40,903
Cardinal Health, Inc.	1,500	66,405
CIGNA Corp.	7,190	318,805
Community Health Systems, Inc. (a)	9,630	168,332
DaVita, Inc. (a)	1,701	119,070
Emeritus Corp. (a)	11,407	202,018
HCA Holdings, Inc.	2,470	57,922
Health Net, Inc. (a)	3,120	86,705
HealthSouth Corp. (a)	6,592	116,415
Humana, Inc.	500	42,445
Lincare Holdings, Inc.	4,756	112,004
McKesson Corp.	1,796	146,464
Medco Health Solutions, Inc. (a)	1,700	93,262
MEDNAX, Inc. (a)	2,240	147,392
Omnicare, Inc.	2,600	77,532
Quest Diagnostics, Inc.	3,479	194,128
Universal American Spin Corp. (a)	3,568	41,032
Universal Health Services, Inc. Class B	1,027	41,049
		2,071,883
Life Sciences Tools & Services - 0.2%
PerkinElmer, Inc.	4,510	93,222
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 0.6%
AVANIR Pharmaceuticals Class A (a)(d)	30,042	$ 89,826
Cadence Pharmaceuticals, Inc. (a)(d)	11,889	69,313
Forest Laboratories, Inc. (a)	1,730	54,149
Impax Laboratories, Inc. (a)	3,407	64,426
Valeant Pharmaceuticals International, Inc. (Canada)	900	35,536
XenoPort, Inc. (a)	12,600	76,860
		390,110
TOTAL HEALTH CARE		3,680,426
INDUSTRIALS - 11.7%
Aerospace & Defense - 2.0%
AerCap Holdings NV (a)	10,531	124,898
DigitalGlobe, Inc. (a)	9,350	190,740
Esterline Technologies Corp. (a)	1,750	97,825
Lockheed Martin Corp.	2,435	184,817
Meggitt PLC	38,051	235,351
Raytheon Co.	2,689	118,827
Textron, Inc.	8,965	174,100
Ultra Electronics Holdings PLC	3,600	92,169
		1,218,727
Airlines - 0.2%
Pinnacle Airlines Corp. (a)	19,113	49,120
SkyWest, Inc.	6,954	93,253
		142,373
Building Products - 1.5%
A.O. Smith Corp.	1,687	62,689
Armstrong World Industries, Inc.	3,302	140,632
Lennox International, Inc.	4,395	141,475
Owens Corning (a)	19,515	553,836
		898,632
Commercial Services & Supplies - 1.9%
Interface, Inc. Class A	5,503	71,759
Intrum Justitia AB	7,271	119,612
Quad/Graphics, Inc.	3,993	78,742
Republic Services, Inc.	21,247	604,690
Sykes Enterprises, Inc. (a)	7,273	115,859
The Geo Group, Inc. (a)	6,515	118,768
		1,109,430
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 0.9%
Foster Wheeler AG (a)	10,514	$ 224,158
Jacobs Engineering Group, Inc. (a)	7,980	309,624
		533,782
Electrical Equipment - 0.9%
Alstom SA	2,299	86,221
GrafTech International Ltd. (a)	10,883	170,972
Prysmian SpA	19,277	292,118
		549,311
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	2,300	95,956
Koninklijke Philips Electronics NV	4,900	102,017
Orkla ASA (A Shares) (d)	8,800	76,658
		274,631
Machinery - 1.9%
Fiat Industrial SpA (a)	8,000	69,804
Ingersoll-Rand Co. Ltd.	10,336	321,760
Navistar International Corp. (a)	3,887	163,526
Snap-On, Inc.	1,582	84,906
Stanley Black & Decker, Inc.	6,404	408,895
Vallourec SA	1,616	98,356
		1,147,247
Marine - 0.1%
Ultrapetrol (Bahamas) Ltd. (a)	10,700	31,779
Professional Services - 0.6%
FTI Consulting, Inc. (a)	1,800	70,938
Towers Watson & Co.	4,354	286,058
		356,996
Road & Rail - 1.2%
Con-way, Inc.	4,323	127,399
Contrans Group, Inc. Class A	16,000	113,959
Quality Distribution, Inc. (a)	12,597	141,968
Union Pacific Corp.	2,833	282,082
Vitran Corp., Inc. (a)	14,867	72,105
		737,513
TOTAL INDUSTRIALS		7,000,421
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 1.6%
Cisco Systems, Inc.	17,946	$ 332,539
Comverse Technology, Inc. (a)	23,800	163,982
Juniper Networks, Inc. (a)	5,505	134,707
Motorola Solutions, Inc.	3,460	162,309
ViaSat, Inc. (a)	3,199	136,245
		929,782
Computers & Peripherals - 0.8%
Gemalto NV	1,311	59,817
Hewlett-Packard Co.	14,148	376,478
Western Digital Corp. (a)	2,200	58,608
		494,903
Electronic Equipment & Components - 2.3%
Arrow Electronics, Inc. (a)	5,618	202,529
Avnet, Inc. (a)	6,708	203,319
Corning, Inc.	12,064	172,395
Flextronics International Ltd. (a)	28,749	188,737
Ingram Micro, Inc. Class A (a)	6,698	119,760
Jabil Circuit, Inc.	15,116	310,785
TE Connectivity Ltd.	4,739	168,471
		1,365,996
Internet Software & Services - 0.3%
eBay, Inc. (a)	1,500	47,745
Google, Inc. Class A (a)	269	159,420
		207,165
IT Services - 1.3%
Amdocs Ltd. (a)	4,259	127,855
Atos Origin SA	2,240	108,560
Fiserv, Inc. (a)	4,165	245,194
Global Payments, Inc.	900	41,328
MasterCard, Inc. Class A	800	277,792
		800,729
Semiconductors & Semiconductor Equipment - 2.8%
Advanced Micro Devices, Inc. (a)	13,764	80,244
Analog Devices, Inc.	2,700	98,739
ASML Holding NV	3,175	133,128
Freescale Semiconductor Holdings I Ltd.	13,700	180,703
Intersil Corp. Class A	20,934	250,580
Marvell Technology Group Ltd. (a)	36,324	508,173
Micron Technology, Inc. (a)	30,874	172,586
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NXP Semiconductors NV (a)	4,600	$ 82,662
ON Semiconductor Corp. (a)	11,579	87,653
PMC-Sierra, Inc. (a)	14,489	91,860
		1,686,328
Software - 0.4%
BMC Software, Inc. (a)	2,750	95,590
CA, Inc.	5,254	113,802
		209,392
TOTAL INFORMATION TECHNOLOGY		5,694,295
MATERIALS - 4.8%
Chemicals - 2.9%
Air Products & Chemicals, Inc.	2,783	239,728
Ashland, Inc.	7,758	410,864
Celanese Corp. Class A	2,979	129,735
Cytec Industries, Inc.	3,320	148,304
Innophos Holdings, Inc.	2,265	99,637
Lanxess AG	1,228	72,379
LyondellBasell Industries NV Class A	3,250	106,795
Olin Corp.	6,076	114,593
Rockwood Holdings, Inc. (a)	600	27,624
Solutia, Inc. (a)	13,939	226,509
W.R. Grace & Co. (a)	4,503	188,180
		1,764,348
Construction Materials - 0.2%
Eagle Materials, Inc.	1,300	26,754
HeidelbergCement AG	1,484	67,731
		94,485
Containers & Packaging - 0.8%
Ball Corp.	4,490	155,219
Owens-Illinois, Inc. (a)	5,018	100,761
Rock-Tenn Co. Class A	1,244	73,632
Sonoco Products Co.	4,250	133,408
		463,020
Metals & Mining - 0.9%
Compass Minerals International, Inc.	2,478	188,501
IAMGOLD Corp.	3,610	77,607
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Reliance Steel & Aluminum Co.	4,157	$ 183,698
Walter Energy, Inc.	1,429	108,104
		557,910
TOTAL MATERIALS		2,879,763
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.2%
CenturyLink, Inc.	1,339	47,213
Frontier Communications Corp. (d)	7,150	44,759
		91,972
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	6,700	369,170
NII Holdings, Inc. (a)	7,868	185,134
Sprint Nextel Corp. (a)	16,626	42,729
		597,033
TOTAL TELECOMMUNICATION SERVICES		689,005
UTILITIES - 11.7%
Electric Utilities - 3.7%
Edison International	26,970	1,094,982
El Paso Electric Co.	5,527	177,030
FirstEnergy Corp.	4,900	220,304
NextEra Energy, Inc.	4,617	260,399
Osterreichische Elektrizitatswirtschafts AG	470	13,682
PPL Corp.	14,721	432,356
		2,198,753
Gas Utilities - 0.7%
China Gas Holdings Ltd.	358,000	102,737
ONEOK, Inc.	4,586	348,765
		451,502
Independent Power Producers & Energy Traders - 1.8%
Calpine Corp. (a)	28,102	426,307
The AES Corp. (a)	56,210	630,676
		1,056,983
Multi-Utilities - 5.5%
CMS Energy Corp.	17,754	369,638
National Grid PLC	83,802	833,318
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
NiSource, Inc.	15,674	$ 346,239
OGE Energy Corp.	5,169	267,444
Sempra Energy	28,003	1,504,598
		3,321,237
TOTAL UTILITIES		7,028,475
TOTAL COMMON STOCKS (Cost $63,571,628)		57,499,968
Nonconvertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG (Cost $78,105)	400	70,191
U.S. Treasury Obligations - 0.3%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.01% 11/25/11 (e) (Cost $149,999)	$ 150,000	149,999
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	1,776,328	$ 1,776,328
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	380,208	380,208
TOTAL MONEY MARKET FUNDS (Cost $2,156,536)		2,156,536
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $65,956,268)		59,876,694
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(49,702)
NET ASSETS - 100%		$ 59,826,992
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
15 CME E-mini S&P Midcap 400 Index Contracts	Dec. 2011	$ 1,329,150	$ (23,212)

The face value of futures purchased as a percentage of net assets is 2.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $149,999.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,935
Fidelity Securities Lending Cash Central Fund	19,468
Total	$ 21,403
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,041,324	$ 6,041,324	$ -	$ -
Consumer Staples	3,471,031	3,404,149	66,882	-
Energy	3,946,151	3,946,151	-	-
Financials	17,139,268	16,867,773	271,495	-
Health Care	3,680,426	3,680,426	-	-
Industrials	7,000,421	6,898,404	102,017	-
Information Technology	5,694,295	5,694,295	-	-
Materials	2,879,763	2,879,763	-	-
Telecommunication Services	689,005	689,005	-	-
Utilities	7,028,475	6,092,420	936,055	-
U.S. Government and Government Agency Obligations	149,999	-	149,999	-
Money Market Funds	2,156,536	2,156,536	-	-
Total Investments in Securities:	$ 59,876,694	$ 58,350,246	$ 1,526,448	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (23,212)	$ (23,212)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of October 31, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (23,212)
Total Value of Derivatives	$ -	$ (23,212)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.8%
Bermuda	3.0%
United Kingdom	2.6%
Canada	2.0%
Ireland	1.4%
Netherlands	1.3%
Brazil	1.2%
Switzerland	1.2%
Others (Individually Less Than 1%)	3.5%
100.0%
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $31,289,087 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $347,857) - See accompanying schedule: Unaffiliated issuers (cost $63,799,732)	$ 57,720,158
Fidelity Central Funds (cost $2,156,536)	2,156,536
Total Investments (cost $65,956,268)		$ 59,876,694
Receivable for investments sold		1,694,519
Receivable for fund shares sold		26,102
Dividends receivable		48,175
Distributions receivable from Fidelity Central Funds		2,864
Prepaid expenses		209
Receivable from investment adviser for expense reductions		6,199
Other receivables		1,464
Total assets		61,656,226

Liabilities
Payable to custodian bank	$ 814,678
Payable for investments purchased	348,985
Payable for fund shares redeemed	143,449
Accrued management fee	22,181
Distribution and service plan fees payable	20,942
Payable for daily variation margin on futures contracts	35,598
Other affiliated payables	15,890
Other payables and accrued expenses	47,303
Collateral on securities loaned, at value	380,208
Total liabilities		1,829,234

Net Assets		$ 59,826,992
Net Assets consist of:
Paid in capital		$ 97,781,020
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,851,403)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,102,625)
Net Assets		$ 59,826,992

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($29,634,902 ÷ 2,420,156 shares)	$ 12.25

Maximum offering price per share (100/94.25 of $12.25)	$ 13.00
Class T: Net Asset Value and redemption price per share ($12,865,831 ÷ 1,058,761 shares)	$ 12.15

Maximum offering price per share (100/96.50 of $12.15)	$ 12.59
Class B: Net Asset Value and offering price per share ($3,481,522 ÷ 293,850 shares)A	$ 11.85

Class C: Net Asset Value and offering price per share ($8,975,774 ÷ 759,049 shares)A	$ 11.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,868,963 ÷ 394,721 shares)	$ 12.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 1,010,891
Interest		113
Income from Fidelity Central Funds		21,403
Total income		1,032,407

Expenses
Management fee Basic fee	$ 398,174
Performance adjustment	(121,963)
Transfer agent fees	210,842
Distribution and service plan fees	315,035
Accounting and security lending fees	28,020
Custodian fees and expenses	100,702
Independent trustees' compensation	401
Registration fees	66,232
Audit	57,909
Legal	336
Miscellaneous	648
Total expenses before reductions	1,056,336
Expense reductions	(36,889)	1,019,447
Net investment income (loss)		12,960
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,810,594
Foreign currency transactions	(13,613)
Futures contracts	149,506
Total net realized gain (loss)		7,946,487
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,693,083)
Assets and liabilities in foreign currencies	11
Futures contracts	(24,884)
Total change in net unrealized appreciation (depreciation)		(5,717,956)
Net gain (loss)		2,228,531
Net increase (decrease) in net assets resulting from operations		$ 2,241,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,960	$ 276,670
Net realized gain (loss)	7,946,487	(180,854)
Change in net unrealized appreciation (depreciation)	(5,717,956)	17,343,364
Net increase (decrease) in net assets resulting from operations	2,241,491	17,439,180
Distributions to shareholders from net investment income	(289,887)	(184,993)
Distributions to shareholders from net realized gain	(44,687)	(33,457)
Total distributions	(334,574)	(218,450)
Share transactions - net increase (decrease)	(18,287,973)	(21,145,429)
Total increase (decrease) in net assets	(16,381,056)	(3,924,699)

Net Assets
Beginning of period	76,208,048	80,132,747
End of period (including undistributed net investment income of $0 and $222,772, respectively)	$ 59,826,992	$ 76,208,048

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.12	$ 9.81	$ 8.33	$ 16.55	$ 14.77
Income from Investment Operations
Net investment income (loss) C	.03	.06 F	.06	.08	.03
Net realized and unrealized gain (loss)	.17	2.29	1.46	(7.33)	2.18
Total from investment operations	.20	2.35	1.52	(7.25)	2.21
Distributions from net investment income	(.06)	(.03)	(.04)	-	-
Distributions from net realized gain	(.01)	(.01)	-	(.97)	(.43)
Total distributions	(.07)	(.04)	(.04)	(.97)	(.43)
Net asset value, end of period	$ 12.25	$ 12.12	$ 9.81	$ 8.33	$ 16.55
Total Return A, B	1.65%	23.99%	18.41%	(46.38)%	15.28%
Ratios to Average Net Assets D, G
Expenses before reductions	1.29%	1.33%	1.36%	1.34%	1.25%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.24%	1.24%	1.25%	1.25%	1.24%
Net investment income (loss)	.21%	.51% F	.76%	.65%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,635	$ 37,972	$ 40,404	$ 39,288	$ 75,384
Portfolio turnover rate E	96%	152%	58%	49%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.03	$ 9.74	$ 8.29	$ 16.47	$ 14.70
Income from Investment Operations
Net investment income (loss) C	(.01)	.03 F	.04	.05	- J
Net realized and unrealized gain (loss)	.17	2.27	1.45	(7.30)	2.16
Total from investment operations	.16	2.30	1.49	(7.25)	2.16
Distributions from net investment income	(.04)	(.01)	(.04)	-	-
Distributions from net realized gain	(.01)	(.01)	-	(.93)	(.39)
Total distributions	(.04) I	(.01) H	(.04)	(.93)	(.39)
Net asset value, end of period	$ 12.15	$ 12.03	$ 9.74	$ 8.29	$ 16.47
Total Return A, B	1.35%	23.66%	18.09%	(46.50)%	15.01%
Ratios to Average Net Assets D, G
Expenses before reductions	1.56%	1.59%	1.62%	1.59%	1.49%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.49%
Expenses net of all reductions	1.49%	1.49%	1.50%	1.50%	1.49%
Net investment income (loss)	(.04)%	.26% F	.51%	.40%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,866	$ 17,908	$ 19,978	$ 22,523	$ 53,229
Portfolio turnover rate E	96%	152%	58%	49%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.009 per share.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.75	$ 9.54	$ 8.16	$ 16.30	$ 14.57
Income from Investment Operations
Net investment income (loss) C	(.07)	(.03) F	- H	(.01)	(.08)
Net realized and unrealized gain (loss)	.17	2.24	1.41	(7.20)	2.14
Total from investment operations	.10	2.21	1.41	(7.21)	2.06
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	-	-	(.93)	(.33)
Total distributions	-	-	(.03)	(.93)	(.33)
Net asset value, end of period	$ 11.85	$ 11.75	$ 9.54	$ 8.16	$ 16.30
Total Return A, B	.85%	23.17%	17.43%	(46.75)%	14.39%
Ratios to Average Net Assets D, G
Expenses before reductions	2.05%	2.08%	2.12%	2.10%	2.03%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	2.00%	2.00%
Net investment income (loss)	(.54)%	(.24)% F	.01%	(.10)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,482	$ 4,937	$ 4,828	$ 5,919	$ 15,565
Portfolio turnover rate E	96%	152%	58%	49%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.73	$ 9.53	$ 8.14	$ 16.27	$ 14.55
Income from Investment Operations
Net investment income (loss) C	(.07)	(.03) F	- H	(.01)	(.08)
Net realized and unrealized gain (loss)	.17	2.23	1.42	(7.19)	2.13
Total from investment operations	.10	2.20	1.42	(7.20)	2.05
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	-	-	(.93)	(.33)
Total distributions	-	-	(.03)	(.93)	(.33)
Net asset value, end of period	$ 11.83	$ 11.73	$ 9.53	$ 8.14	$ 16.27
Total Return A, B	.85%	23.08%	17.60%	(46.78)%	14.37%
Ratios to Average Net Assets D, G
Expenses before reductions	2.04%	2.08%	2.11%	2.09%	2.02%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	2.00%	2.00%
Net investment income (loss)	(.54)%	(.24)% F	.01%	(.10)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,976	$ 9,497	$ 9,692	$ 10,418	$ 25,733
Portfolio turnover rate E	96%	152%	58%	49%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.21	$ 9.88	$ 8.37	$ 16.65	$ 14.85
Income from Investment Operations
Net investment income (loss) B	.06	.09 E	.08	.12	.08
Net realized and unrealized gain (loss)	.18	2.31	1.47	(7.38)	2.18
Total from investment operations	.24	2.40	1.55	(7.26)	2.26
Distributions from net investment income	(.10)	(.06)	(.04)	-	-
Distributions from net realized gain	(.01)	(.01)	-	(1.02)	(.46)
Total distributions	(.11)	(.07)	(.04)	(1.02)	(.46)
Net asset value, end of period	$ 12.34	$ 12.21	$ 9.88	$ 8.37	$ 16.65
Total Return A	1.93%	24.36%	18.74%	(46.27)%	15.61%
Ratios to Average Net Assets C, F
Expenses before reductions	.97%	1.03%	1.16%	1.09%	.95%
Expenses net of fee waivers, if any	.97%	1.00%	1.00%	1.00%	.95%
Expenses net of all reductions	.96%	.99%	1.00%	1.00%	.95%
Net investment income (loss)	.49%	.76% E	1.01%	.90%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,869	$ 5,894	$ 5,230	$ 13,229	$ 25,663
Portfolio turnover rate D	96%	152%	58%	49%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

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3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,756,068
Gross unrealized depreciation	(9,421,171)
Net unrealized appreciation (depreciation) on securities and other investments	$ (6,665,103)

Tax Cost	$ 66,541,797

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (31,289,087)
Net unrealized appreciation (depreciation)	$ (6,664,942)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 334,574	$ 218,450

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period, the Fund recognized net realized gain (loss) of $149,506 and a change in net unrealized appreciation (depreciation) of $(24,884) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $67,327,815 and $86,559,435, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 89,019	$ 639
Class T	.25%	.25%	81,674	322
Class B	.75%	.25%	43,972	33,204
Class C	.75%	.25%	100,370	10,413
			$ 315,035	$ 44,578

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,899
Class T	1,963
Class B*	6,558
Class C*	1,396
$ 17,816

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 105,546.30
Class T	50,272.31
Class B	13,283.30
Class C	30,382.30
Institutional Class	11,359.22
	$ 210,842

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,385 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $226 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

8. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $19,468. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 14,247
Class T	1.50%	8,847
Class B	2.00%	2,156
Class C	2.00%	4,040
		$ 29,290

Many of the brokers with whom FMR places trades on behalf of the Fund provided services the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $7,599 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 196,655	$ 136,522
Class T	51,708	16,260
Institutional Class	41,524	32,211
Total	$ 289,887	$ 184,993

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders - continued

Years ended October 31,	2011	2010
From net realized gain
Class A	$ 27,654	$ 20,685
Class T	13,296	10,174
Institutional Class	3,737	2,598
Total	$ 44,687	$ 33,457

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	613,471	1,105,325	$ 7,929,779	$ 12,387,189
Reinvestment of distributions	16,302	14,068	206,877	148,280
Shares redeemed	(1,341,779)	(2,106,636)	(17,403,584)	(23,804,192)
Net increase (decrease)	(712,006)	(987,243)	$ (9,266,928)	$ (11,268,723)
Class T
Shares sold	181,108	273,571	$ 2,357,288	$ 3,051,489
Reinvestment of distributions	4,996	2,447	63,049	25,670
Shares redeemed	(615,490)	(839,646)	(7,962,044)	(9,300,763)
Net increase (decrease)	(429,386)	(563,628)	$ (5,541,707)	$ (6,223,604)
Class B
Shares sold	3,500	51,303	$ 43,948	$ 565,167
Shares redeemed	(129,806)	(137,009)	(1,638,709)	(1,477,869)
Net increase (decrease)	(126,306)	(85,706)	$ (1,594,761)	$ (912,702)
Class C
Shares sold	157,350	99,978	$ 2,023,900	$ 1,095,447
Shares redeemed	(208,070)	(307,741)	(2,633,143)	(3,326,863)
Net increase (decrease)	(50,720)	(207,763)	$ (609,243)	$ (2,231,416)
Institutional Class
Shares sold	88,576	122,649	$ 1,010,960	$ 1,401,064
Reinvestment of distributions	2,589	1,916	33,007	20,309
Shares redeemed	(179,165)	(171,151)	(2,319,301)	(1,930,357)
Net increase (decrease)	(88,000)	(46,586)	$ (1,275,334)	$ (508,984)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class I designates 100% of the dividend distributed in December 2010 as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividend distributed in December 2010 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2010, the total expense ratio of each of Class C and Institutional Class ranked equal to its competitive median for 2010, and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

FAVI-UANN-1211
1.809013.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting chairman's photo appears here)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting chairman's signature appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-4.19%	-2.76%	3.49%
Class T (incl. 3.50% sales charge)	-2.20%	-2.55%	3.53%
Class B (incl. contingent deferred sales charge)B	-4.15%	-2.70%	3.58%
Class C (incl. c ontingent deferred sales charge)C	-0.15%	-2.33%	3.49%

A From December 23, 2003.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Class

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class A on December 23, 2003, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post a solid gain for the 12 months ending October 31, 2011. Bullishness pervaded the market during the first half of the period, only to be squelched by extreme volatility in the summer, as debate over the U.S. debt ceiling, Standard & Poor's subsequent downgrade of the country's long-term sovereign credit rating and deepening debt woes in Europe led to the worst calendar-quarter finish for the S&P 500® Index in almost three years. However, news of a possible solution to the eurozone debt crisis, along with better-than-expected U.S. economic data and strong corporate earnings, helped fuel an October rally that pushed the broad-based index up roughly 11% - its highest monthly return since December 1991. With that boost, the S&P 500® finished the year up 8.09%, while the blue-chip Dow Jones Industrial AverageSM added 10.39% and the technology-heavy Nasdaq Composite® Index gained 8.10%. Among sectors within the S&P 500®, only financials (-6%) posted a decline for the year, while energy (+19%) and utilities (+15%) fared best. Small and mid-sized stocks also rose, with the Russell 2000® and Russell Midcap® indexes adding 6.71% and 7.85%, respectively. The lengthy financial crisis in Europe continued to hamper foreign developed-markets equities, with the MSCI® EAFE® (Europe, Australasia, Far East) Index falling 3.97%.

Comments from Matthew Friedman, Co-Portfolio Manager of Fidelity Advisor® Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 1.65%, 1.35%, 0.85% and 0.85%, respectively (excluding sales charges), compared with 5.83% for the Russell Midcap® Value Index. The fund's relative underperformance was primarily due to weak stock selection in the consumer discretionary and utilities sectors. Within consumer discretionary, the most disappointing results came from picks in the retailing industry, mainly a non-index stake in office supply retailer OfficeMax. We missed by not owning diversified apparel manufacturer VF and broadcasting giant CBS, both index components that outperformed. In utilities, a holding in California electricity generator PG&E was costly. Conversely, information technology stocks provided a relative boost, including a stake in National Semiconductor and an underweighting in Xerox. Our choices in energy helped, despite the sector's overall drag on performance, with oil services firm Baker Hughes emerging as the fund's top individual contributor. Elsewhere, my picks in banks were beneficial. Some of the stocks I've mentioned were not in the index and some were sold from the fund by period end.

Note to shareholders: Katherine Buck became Co-Portfolio Manager of the fund - responsible for the consumer discretionary and consumer staples subportfolios - on January 3, 2011.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 849.50	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.50%
Actual		$ 1,000.00	$ 848.50	$ 6.99
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 846.40	$ 9.31
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	2.00%
Actual		$ 1,000.00	$ 846.80	$ 9.31
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class	.92%
Actual		$ 1,000.00	$ 851.00	$ 4.29
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	2.5	1.6
Edison International	1.8	0.0
U.S. Bancorp	1.8	1.6
Berkshire Hathaway, Inc. Class B	1.7	1.1
Wells Fargo & Co.	1.5	1.2
National Grid PLC	1.4	1.1
The AES Corp.	1.1	1.1
State Street Corp.	1.0	0.9
Republic Services, Inc.	1.0	0.8
MetLife, Inc.	1.0	1.1
	14.8
Top Five Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.6	26.3
Utilities	11.7	9.4
Industrials	11.7	11.9
Consumer Discretionary	10.1	11.3
Information Technology	9.5	8.0
Asset Allocation (% of fund's net assets)
As of October 31, 2011*		As of April 30, 2011**
	Stocks and Equity Futures 98.4%		Stocks and Equity Futures 98.9%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	16.2%	** Foreign investments	16.2%

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.7%
Autoliv, Inc.	6,209	$ 358,694
Tenneco, Inc. (a)	1,883	61,612
		420,306
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	3,800	55,876
DeVry, Inc.	2,669	100,568
		156,444
Hotels, Restaurants & Leisure - 1.7%
Accor SA	2,763	90,832
Brinker International, Inc.	5,224	119,630
Carnival Corp. unit	3,000	105,630
Penn National Gaming, Inc. (a)	5,665	203,940
Sonic Corp. (a)	21,700	160,797
Wyndham Worldwide Corp.	10,992	370,101
		1,050,930
Household Durables - 1.2%
Ethan Allen Interiors, Inc.	2,883	57,083
Garmin Ltd.	3,900	134,121
Jarden Corp.	16,130	516,644
		707,848
Leisure Equipment & Products - 0.8%
Brunswick Corp.	16,431	290,171
Eastman Kodak Co. (a)(d)	32,372	35,933
Hasbro, Inc.	3,559	135,456
		461,560
Media - 1.1%
Aegis Group PLC	75,738	167,112
Interpublic Group of Companies, Inc.	10,100	95,748
Kabel Deutschland Holding AG (a)	1,200	68,520
The Walt Disney Co.	1,500	52,320
Valassis Communications, Inc. (a)	5,990	116,985
Virgin Media, Inc.	6,120	149,206
		649,891
Multiline Retail - 0.6%
Macy's, Inc.	9,270	283,013
PPR SA	600	93,745
		376,758
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - 3.3%
Advance Auto Parts, Inc.	1,411	$ 91,814
Ascena Retail Group, Inc. (a)	4,000	115,600
Best Buy Co., Inc.	16,128	423,037
Chico's FAS, Inc.	22,487	277,939
Collective Brands, Inc. (a)(d)	17,837	260,599
Lowe's Companies, Inc.	14,535	305,526
OfficeMax, Inc. (a)	22,818	116,828
Sally Beauty Holdings, Inc. (a)	4,153	79,696
Signet Jewelers Ltd.	2,500	107,775
Staples, Inc.	11,765	176,004
		1,954,818
Textiles, Apparel & Luxury Goods - 0.3%
adidas AG	1,100	77,880
Warnaco Group, Inc. (a)	2,336	114,698
		192,578
TOTAL CONSUMER DISCRETIONARY		5,971,133
CONSUMER STAPLES - 5.8%
Beverages - 1.8%
Coca-Cola Enterprises, Inc.	5,537	148,502
Dr Pepper Snapple Group, Inc.	7,340	274,883
Heckmann Corp. (a)	11,849	70,976
Molson Coors Brewing Co. Class B	4,530	191,800
PepsiCo, Inc.	5,387	339,112
Treasury Wine Estates Ltd.	17,128	66,882
		1,092,155
Food & Staples Retailing - 1.1%
Casey's General Stores, Inc.	1,954	96,821
CVS Caremark Corp.	8,880	322,344
Kroger Co.	5,076	117,662
Walgreen Co.	2,776	92,163
		628,990
Food Products - 2.2%
Archer Daniels Midland Co.	3,646	105,515
Bunge Ltd.	4,006	247,451
ConAgra Foods, Inc.	7,250	183,643
Danone	2,100	146,181
Dean Foods Co. (a)	16,732	162,635
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Sara Lee Corp.	12,346	$ 219,759
The J.M. Smucker Co.	3,229	248,698
		1,313,882
Household Products - 0.1%
Spectrum Brands Holdings, Inc. (a)	3,449	87,536
Tobacco - 0.6%
Lorillard, Inc.	3,149	348,468
TOTAL CONSUMER STAPLES		3,471,031
ENERGY - 6.6%
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	6,712	389,229
BW Offshore Ltd.	39,787	74,677
Exterran Holdings, Inc. (a)	10,799	102,591
Halliburton Co.	5,300	198,008
Patterson-UTI Energy, Inc.	9,200	186,944
Rowan Companies, Inc. (a)	6,928	238,947
Transocean Ltd. (United States)	2,986	170,650
		1,361,046
Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp.	2,050	160,925
Apache Corp.	2,100	209,223
Atlas Pipeline Partners, LP	4,480	155,904
Cimarex Energy Co.	2,340	149,760
Cloud Peak Energy, Inc. (a)	10,036	230,326
El Paso Corp.	5,730	143,307
HollyFrontier Corp.	8,984	275,719
Nexen, Inc.	11,900	202,104
Noble Energy, Inc.	1,800	160,812
Talisman Energy, Inc.	11,050	156,741
Whiting Petroleum Corp. (a)	6,884	320,450
Williams Companies, Inc.	8,570	258,043
World Fuel Services Corp.	4,060	161,791
		2,585,105
TOTAL ENERGY		3,946,151
Common Stocks - continued
	Shares	Value
FINANCIALS - 28.6%
Capital Markets - 3.4%
Ashmore Group PLC	13,200	$ 73,237
Bank of New York Mellon Corp.	6,219	132,340
Goldman Sachs Group, Inc.	1,568	171,774
Invesco Ltd.	18,700	375,309
Knight Capital Group, Inc. Class A (a)	12,877	160,834
Morgan Stanley	17,939	316,444
State Street Corp.	15,160	612,312
TD Ameritrade Holding Corp.	8,019	134,559
The Blackstone Group LP	4,975	73,182
		2,049,991
Commercial Banks - 6.1%
Bank of Ireland	1,275,065	183,515
CIT Group, Inc. (a)	15,097	526,130
Comerica, Inc.	8,361	213,624
Heritage Financial Corp., Washington	1,199	15,119
Itau Unibanco Banco Multiplo SA sponsored ADR	26,100	499,032
PNC Financial Services Group, Inc.	3,950	212,155
Regions Financial Corp.	6,241	24,527
TCF Financial Corp.	2,063	21,950
U.S. Bancorp	42,444	1,086,142
Wells Fargo & Co.	34,632	897,315
		3,679,509
Consumer Finance - 1.0%
Capital One Financial Corp.	3,500	159,810
SLM Corp.	32,600	445,642
		605,452
Diversified Financial Services - 1.2%
CME Group, Inc.	700	192,892
JPMorgan Chase & Co.	14,793	514,205
		707,097
Insurance - 9.7%
AEGON NV (a)	30,156	143,833
AFLAC, Inc.	11,698	527,463
Aon Corp.	1,577	73,520
Assurant, Inc.	6,097	234,978
Berkshire Hathaway, Inc. Class B (a)	12,666	986,175
Brasil Insurance Participacoes e Administracao SA	6,000	57,652
Everest Re Group Ltd.	1,892	170,129
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,200	501,584
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
First American Financial Corp.	11,416	$ 136,992
Hartford Financial Services Group, Inc.	9,800	188,650
Hilltop Holdings, Inc. (a)	3,181	25,066
Jardine Lloyd Thompson Group PLC	17,371	201,279
MetLife, Inc.	16,836	591,954
National Financial Partners Corp. (a)	10,417	142,400
Progressive Corp.	4,100	77,941
Prudential Financial, Inc.	5,678	307,748
Reinsurance Group of America, Inc.	4,582	239,318
StanCorp Financial Group, Inc.	6,331	214,874
Torchmark Corp.	7,149	292,609
Unum Group	11,181	266,555
Validus Holdings Ltd.	4,990	136,526
XL Group PLC Class A	11,793	256,380
		5,773,626
Real Estate Investment Trusts - 4.2%
American Capital Agency Corp.	4,300	118,293
Douglas Emmett, Inc.	11,483	223,919
Post Properties, Inc.	5,154	211,726
Prologis, Inc.	10,835	322,450
Public Storage	2,147	277,070
SL Green Realty Corp.	6,667	459,956
The Macerich Co.	328	16,321
Ventas, Inc.	7,308	406,398
Vornado Realty Trust	782	64,757
Weyerhaeuser Co.	23,068	414,763
		2,515,653
Real Estate Management & Development - 2.6%
BR Malls Participacoes SA	14,100	152,315
Brookfield Asset Management, Inc. Class A	1,700	49,183
CBRE Group, Inc. (a)	6,630	117,881
Forest City Enterprises, Inc. Class A (a)	31,486	430,728
Forestar Group, Inc. (a)	15,697	204,061
Kennedy-Wilson Holdings, Inc.	39,610	491,956
Wharf Holdings Ltd.	24,000	127,662
		1,573,786
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.4%
People's United Financial, Inc.	18,365	$ 234,154
TOTAL FINANCIALS		17,139,268
HEALTH CARE - 6.2%
Biotechnology - 0.4%
Amgen, Inc.	3,700	211,899
Health Care Equipment & Supplies - 1.5%
Alere, Inc. (a)	1,700	44,302
Boston Scientific Corp. (a)	17,329	102,068
CareFusion Corp. (a)	4,920	125,952
Covidien PLC	2,700	127,008
DENTSPLY International, Inc.	1,600	59,136
Hologic, Inc. (a)	12,656	204,015
The Cooper Companies, Inc.	306	21,206
Zimmer Holdings, Inc. (a)	4,363	229,625
		913,312
Health Care Providers & Services - 3.5%
Brookdale Senior Living, Inc. (a)	2,467	40,903
Cardinal Health, Inc.	1,500	66,405
CIGNA Corp.	7,190	318,805
Community Health Systems, Inc. (a)	9,630	168,332
DaVita, Inc. (a)	1,701	119,070
Emeritus Corp. (a)	11,407	202,018
HCA Holdings, Inc.	2,470	57,922
Health Net, Inc. (a)	3,120	86,705
HealthSouth Corp. (a)	6,592	116,415
Humana, Inc.	500	42,445
Lincare Holdings, Inc.	4,756	112,004
McKesson Corp.	1,796	146,464
Medco Health Solutions, Inc. (a)	1,700	93,262
MEDNAX, Inc. (a)	2,240	147,392
Omnicare, Inc.	2,600	77,532
Quest Diagnostics, Inc.	3,479	194,128
Universal American Spin Corp. (a)	3,568	41,032
Universal Health Services, Inc. Class B	1,027	41,049
		2,071,883
Life Sciences Tools & Services - 0.2%
PerkinElmer, Inc.	4,510	93,222
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 0.6%
AVANIR Pharmaceuticals Class A (a)(d)	30,042	$ 89,826
Cadence Pharmaceuticals, Inc. (a)(d)	11,889	69,313
Forest Laboratories, Inc. (a)	1,730	54,149
Impax Laboratories, Inc. (a)	3,407	64,426
Valeant Pharmaceuticals International, Inc. (Canada)	900	35,536
XenoPort, Inc. (a)	12,600	76,860
		390,110
TOTAL HEALTH CARE		3,680,426
INDUSTRIALS - 11.7%
Aerospace & Defense - 2.0%
AerCap Holdings NV (a)	10,531	124,898
DigitalGlobe, Inc. (a)	9,350	190,740
Esterline Technologies Corp. (a)	1,750	97,825
Lockheed Martin Corp.	2,435	184,817
Meggitt PLC	38,051	235,351
Raytheon Co.	2,689	118,827
Textron, Inc.	8,965	174,100
Ultra Electronics Holdings PLC	3,600	92,169
		1,218,727
Airlines - 0.2%
Pinnacle Airlines Corp. (a)	19,113	49,120
SkyWest, Inc.	6,954	93,253
		142,373
Building Products - 1.5%
A.O. Smith Corp.	1,687	62,689
Armstrong World Industries, Inc.	3,302	140,632
Lennox International, Inc.	4,395	141,475
Owens Corning (a)	19,515	553,836
		898,632
Commercial Services & Supplies - 1.9%
Interface, Inc. Class A	5,503	71,759
Intrum Justitia AB	7,271	119,612
Quad/Graphics, Inc.	3,993	78,742
Republic Services, Inc.	21,247	604,690
Sykes Enterprises, Inc. (a)	7,273	115,859
The Geo Group, Inc. (a)	6,515	118,768
		1,109,430
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 0.9%
Foster Wheeler AG (a)	10,514	$ 224,158
Jacobs Engineering Group, Inc. (a)	7,980	309,624
		533,782
Electrical Equipment - 0.9%
Alstom SA	2,299	86,221
GrafTech International Ltd. (a)	10,883	170,972
Prysmian SpA	19,277	292,118
		549,311
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	2,300	95,956
Koninklijke Philips Electronics NV	4,900	102,017
Orkla ASA (A Shares) (d)	8,800	76,658
		274,631
Machinery - 1.9%
Fiat Industrial SpA (a)	8,000	69,804
Ingersoll-Rand Co. Ltd.	10,336	321,760
Navistar International Corp. (a)	3,887	163,526
Snap-On, Inc.	1,582	84,906
Stanley Black & Decker, Inc.	6,404	408,895
Vallourec SA	1,616	98,356
		1,147,247
Marine - 0.1%
Ultrapetrol (Bahamas) Ltd. (a)	10,700	31,779
Professional Services - 0.6%
FTI Consulting, Inc. (a)	1,800	70,938
Towers Watson & Co.	4,354	286,058
		356,996
Road & Rail - 1.2%
Con-way, Inc.	4,323	127,399
Contrans Group, Inc. Class A	16,000	113,959
Quality Distribution, Inc. (a)	12,597	141,968
Union Pacific Corp.	2,833	282,082
Vitran Corp., Inc. (a)	14,867	72,105
		737,513
TOTAL INDUSTRIALS		7,000,421
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 1.6%
Cisco Systems, Inc.	17,946	$ 332,539
Comverse Technology, Inc. (a)	23,800	163,982
Juniper Networks, Inc. (a)	5,505	134,707
Motorola Solutions, Inc.	3,460	162,309
ViaSat, Inc. (a)	3,199	136,245
		929,782
Computers & Peripherals - 0.8%
Gemalto NV	1,311	59,817
Hewlett-Packard Co.	14,148	376,478
Western Digital Corp. (a)	2,200	58,608
		494,903
Electronic Equipment & Components - 2.3%
Arrow Electronics, Inc. (a)	5,618	202,529
Avnet, Inc. (a)	6,708	203,319
Corning, Inc.	12,064	172,395
Flextronics International Ltd. (a)	28,749	188,737
Ingram Micro, Inc. Class A (a)	6,698	119,760
Jabil Circuit, Inc.	15,116	310,785
TE Connectivity Ltd.	4,739	168,471
		1,365,996
Internet Software & Services - 0.3%
eBay, Inc. (a)	1,500	47,745
Google, Inc. Class A (a)	269	159,420
		207,165
IT Services - 1.3%
Amdocs Ltd. (a)	4,259	127,855
Atos Origin SA	2,240	108,560
Fiserv, Inc. (a)	4,165	245,194
Global Payments, Inc.	900	41,328
MasterCard, Inc. Class A	800	277,792
		800,729
Semiconductors & Semiconductor Equipment - 2.8%
Advanced Micro Devices, Inc. (a)	13,764	80,244
Analog Devices, Inc.	2,700	98,739
ASML Holding NV	3,175	133,128
Freescale Semiconductor Holdings I Ltd.	13,700	180,703
Intersil Corp. Class A	20,934	250,580
Marvell Technology Group Ltd. (a)	36,324	508,173
Micron Technology, Inc. (a)	30,874	172,586
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NXP Semiconductors NV (a)	4,600	$ 82,662
ON Semiconductor Corp. (a)	11,579	87,653
PMC-Sierra, Inc. (a)	14,489	91,860
		1,686,328
Software - 0.4%
BMC Software, Inc. (a)	2,750	95,590
CA, Inc.	5,254	113,802
		209,392
TOTAL INFORMATION TECHNOLOGY		5,694,295
MATERIALS - 4.8%
Chemicals - 2.9%
Air Products & Chemicals, Inc.	2,783	239,728
Ashland, Inc.	7,758	410,864
Celanese Corp. Class A	2,979	129,735
Cytec Industries, Inc.	3,320	148,304
Innophos Holdings, Inc.	2,265	99,637
Lanxess AG	1,228	72,379
LyondellBasell Industries NV Class A	3,250	106,795
Olin Corp.	6,076	114,593
Rockwood Holdings, Inc. (a)	600	27,624
Solutia, Inc. (a)	13,939	226,509
W.R. Grace & Co. (a)	4,503	188,180
		1,764,348
Construction Materials - 0.2%
Eagle Materials, Inc.	1,300	26,754
HeidelbergCement AG	1,484	67,731
		94,485
Containers & Packaging - 0.8%
Ball Corp.	4,490	155,219
Owens-Illinois, Inc. (a)	5,018	100,761
Rock-Tenn Co. Class A	1,244	73,632
Sonoco Products Co.	4,250	133,408
		463,020
Metals & Mining - 0.9%
Compass Minerals International, Inc.	2,478	188,501
IAMGOLD Corp.	3,610	77,607
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Reliance Steel & Aluminum Co.	4,157	$ 183,698
Walter Energy, Inc.	1,429	108,104
		557,910
TOTAL MATERIALS		2,879,763
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.2%
CenturyLink, Inc.	1,339	47,213
Frontier Communications Corp. (d)	7,150	44,759
		91,972
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	6,700	369,170
NII Holdings, Inc. (a)	7,868	185,134
Sprint Nextel Corp. (a)	16,626	42,729
		597,033
TOTAL TELECOMMUNICATION SERVICES		689,005
UTILITIES - 11.7%
Electric Utilities - 3.7%
Edison International	26,970	1,094,982
El Paso Electric Co.	5,527	177,030
FirstEnergy Corp.	4,900	220,304
NextEra Energy, Inc.	4,617	260,399
Osterreichische Elektrizitatswirtschafts AG	470	13,682
PPL Corp.	14,721	432,356
		2,198,753
Gas Utilities - 0.7%
China Gas Holdings Ltd.	358,000	102,737
ONEOK, Inc.	4,586	348,765
		451,502
Independent Power Producers & Energy Traders - 1.8%
Calpine Corp. (a)	28,102	426,307
The AES Corp. (a)	56,210	630,676
		1,056,983
Multi-Utilities - 5.5%
CMS Energy Corp.	17,754	369,638
National Grid PLC	83,802	833,318
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
NiSource, Inc.	15,674	$ 346,239
OGE Energy Corp.	5,169	267,444
Sempra Energy	28,003	1,504,598
		3,321,237
TOTAL UTILITIES		7,028,475
TOTAL COMMON STOCKS (Cost $63,571,628)		57,499,968
Nonconvertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG (Cost $78,105)	400	70,191
U.S. Treasury Obligations - 0.3%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.01% 11/25/11 (e) (Cost $149,999)	$ 150,000	149,999
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	1,776,328	$ 1,776,328
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	380,208	380,208
TOTAL MONEY MARKET FUNDS (Cost $2,156,536)		2,156,536
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $65,956,268)		59,876,694
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(49,702)
NET ASSETS - 100%		$ 59,826,992
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
15 CME E-mini S&P Midcap 400 Index Contracts	Dec. 2011	$ 1,329,150	$ (23,212)

The face value of futures purchased as a percentage of net assets is 2.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $149,999.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,935
Fidelity Securities Lending Cash Central Fund	19,468
Total	$ 21,403
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,041,324	$ 6,041,324	$ -	$ -
Consumer Staples	3,471,031	3,404,149	66,882	-
Energy	3,946,151	3,946,151	-	-
Financials	17,139,268	16,867,773	271,495	-
Health Care	3,680,426	3,680,426	-	-
Industrials	7,000,421	6,898,404	102,017	-
Information Technology	5,694,295	5,694,295	-	-
Materials	2,879,763	2,879,763	-	-
Telecommunication Services	689,005	689,005	-	-
Utilities	7,028,475	6,092,420	936,055	-
U.S. Government and Government Agency Obligations	149,999	-	149,999	-
Money Market Funds	2,156,536	2,156,536	-	-
Total Investments in Securities:	$ 59,876,694	$ 58,350,246	$ 1,526,448	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (23,212)	$ (23,212)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of October 31, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (23,212)
Total Value of Derivatives	$ -	$ (23,212)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.8%
Bermuda	3.0%
United Kingdom	2.6%
Canada	2.0%
Ireland	1.4%
Netherlands	1.3%
Brazil	1.2%
Switzerland	1.2%
Others (Individually Less Than 1%)	3.5%
100.0%
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $31,289,087 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $347,857) - See accompanying schedule: Unaffiliated issuers (cost $63,799,732)	$ 57,720,158
Fidelity Central Funds (cost $2,156,536)	2,156,536
Total Investments (cost $65,956,268)		$ 59,876,694
Receivable for investments sold		1,694,519
Receivable for fund shares sold		26,102
Dividends receivable		48,175
Distributions receivable from Fidelity Central Funds		2,864
Prepaid expenses		209
Receivable from investment adviser for expense reductions		6,199
Other receivables		1,464
Total assets		61,656,226

Liabilities
Payable to custodian bank	$ 814,678
Payable for investments purchased	348,985
Payable for fund shares redeemed	143,449
Accrued management fee	22,181
Distribution and service plan fees payable	20,942
Payable for daily variation margin on futures contracts	35,598
Other affiliated payables	15,890
Other payables and accrued expenses	47,303
Collateral on securities loaned, at value	380,208
Total liabilities		1,829,234

Net Assets		$ 59,826,992
Net Assets consist of:
Paid in capital		$ 97,781,020
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,851,403)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,102,625)
Net Assets		$ 59,826,992

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($29,634,902 ÷ 2,420,156 shares)	$ 12.25

Maximum offering price per share (100/94.25 of $12.25)	$ 13.00
Class T: Net Asset Value and redemption price per share ($12,865,831 ÷ 1,058,761 shares)	$ 12.15

Maximum offering price per share (100/96.50 of $12.15)	$ 12.59
Class B: Net Asset Value and offering price per share ($3,481,522 ÷ 293,850 shares)A	$ 11.85

Class C: Net Asset Value and offering price per share ($8,975,774 ÷ 759,049 shares)A	$ 11.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,868,963 ÷ 394,721 shares)	$ 12.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 1,010,891
Interest		113
Income from Fidelity Central Funds		21,403
Total income		1,032,407

Expenses
Management fee Basic fee	$ 398,174
Performance adjustment	(121,963)
Transfer agent fees	210,842
Distribution and service plan fees	315,035
Accounting and security lending fees	28,020
Custodian fees and expenses	100,702
Independent trustees' compensation	401
Registration fees	66,232
Audit	57,909
Legal	336
Miscellaneous	648
Total expenses before reductions	1,056,336
Expense reductions	(36,889)	1,019,447
Net investment income (loss)		12,960
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,810,594
Foreign currency transactions	(13,613)
Futures contracts	149,506
Total net realized gain (loss)		7,946,487
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,693,083)
Assets and liabilities in foreign currencies	11
Futures contracts	(24,884)
Total change in net unrealized appreciation (depreciation)		(5,717,956)
Net gain (loss)		2,228,531
Net increase (decrease) in net assets resulting from operations		$ 2,241,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,960	$ 276,670
Net realized gain (loss)	7,946,487	(180,854)
Change in net unrealized appreciation (depreciation)	(5,717,956)	17,343,364
Net increase (decrease) in net assets resulting from operations	2,241,491	17,439,180
Distributions to shareholders from net investment income	(289,887)	(184,993)
Distributions to shareholders from net realized gain	(44,687)	(33,457)
Total distributions	(334,574)	(218,450)
Share transactions - net increase (decrease)	(18,287,973)	(21,145,429)
Total increase (decrease) in net assets	(16,381,056)	(3,924,699)

Net Assets
Beginning of period	76,208,048	80,132,747
End of period (including undistributed net investment income of $0 and $222,772, respectively)	$ 59,826,992	$ 76,208,048

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.12	$ 9.81	$ 8.33	$ 16.55	$ 14.77
Income from Investment Operations
Net investment income (loss) C	.03	.06 F	.06	.08	.03
Net realized and unrealized gain (loss)	.17	2.29	1.46	(7.33)	2.18
Total from investment operations	.20	2.35	1.52	(7.25)	2.21
Distributions from net investment income	(.06)	(.03)	(.04)	-	-
Distributions from net realized gain	(.01)	(.01)	-	(.97)	(.43)
Total distributions	(.07)	(.04)	(.04)	(.97)	(.43)
Net asset value, end of period	$ 12.25	$ 12.12	$ 9.81	$ 8.33	$ 16.55
Total Return A, B	1.65%	23.99%	18.41%	(46.38)%	15.28%
Ratios to Average Net Assets D, G
Expenses before reductions	1.29%	1.33%	1.36%	1.34%	1.25%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.24%	1.24%	1.25%	1.25%	1.24%
Net investment income (loss)	.21%	.51% F	.76%	.65%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,635	$ 37,972	$ 40,404	$ 39,288	$ 75,384
Portfolio turnover rate E	96%	152%	58%	49%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.03	$ 9.74	$ 8.29	$ 16.47	$ 14.70
Income from Investment Operations
Net investment income (loss) C	(.01)	.03 F	.04	.05	- J
Net realized and unrealized gain (loss)	.17	2.27	1.45	(7.30)	2.16
Total from investment operations	.16	2.30	1.49	(7.25)	2.16
Distributions from net investment income	(.04)	(.01)	(.04)	-	-
Distributions from net realized gain	(.01)	(.01)	-	(.93)	(.39)
Total distributions	(.04) I	(.01) H	(.04)	(.93)	(.39)
Net asset value, end of period	$ 12.15	$ 12.03	$ 9.74	$ 8.29	$ 16.47
Total Return A, B	1.35%	23.66%	18.09%	(46.50)%	15.01%
Ratios to Average Net Assets D, G
Expenses before reductions	1.56%	1.59%	1.62%	1.59%	1.49%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.49%
Expenses net of all reductions	1.49%	1.49%	1.50%	1.50%	1.49%
Net investment income (loss)	(.04)%	.26% F	.51%	.40%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,866	$ 17,908	$ 19,978	$ 22,523	$ 53,229
Portfolio turnover rate E	96%	152%	58%	49%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.009 per share.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.75	$ 9.54	$ 8.16	$ 16.30	$ 14.57
Income from Investment Operations
Net investment income (loss) C	(.07)	(.03) F	- H	(.01)	(.08)
Net realized and unrealized gain (loss)	.17	2.24	1.41	(7.20)	2.14
Total from investment operations	.10	2.21	1.41	(7.21)	2.06
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	-	-	(.93)	(.33)
Total distributions	-	-	(.03)	(.93)	(.33)
Net asset value, end of period	$ 11.85	$ 11.75	$ 9.54	$ 8.16	$ 16.30
Total Return A, B	.85%	23.17%	17.43%	(46.75)%	14.39%
Ratios to Average Net Assets D, G
Expenses before reductions	2.05%	2.08%	2.12%	2.10%	2.03%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	2.00%	2.00%
Net investment income (loss)	(.54)%	(.24)% F	.01%	(.10)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,482	$ 4,937	$ 4,828	$ 5,919	$ 15,565
Portfolio turnover rate E	96%	152%	58%	49%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.73	$ 9.53	$ 8.14	$ 16.27	$ 14.55
Income from Investment Operations
Net investment income (loss) C	(.07)	(.03) F	- H	(.01)	(.08)
Net realized and unrealized gain (loss)	.17	2.23	1.42	(7.19)	2.13
Total from investment operations	.10	2.20	1.42	(7.20)	2.05
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	-	-	(.93)	(.33)
Total distributions	-	-	(.03)	(.93)	(.33)
Net asset value, end of period	$ 11.83	$ 11.73	$ 9.53	$ 8.14	$ 16.27
Total Return A, B	.85%	23.08%	17.60%	(46.78)%	14.37%
Ratios to Average Net Assets D, G
Expenses before reductions	2.04%	2.08%	2.11%	2.09%	2.02%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	2.00%	2.00%	2.00%
Net investment income (loss)	(.54)%	(.24)% F	.01%	(.10)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,976	$ 9,497	$ 9,692	$ 10,418	$ 25,733
Portfolio turnover rate E	96%	152%	58%	49%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.21	$ 9.88	$ 8.37	$ 16.65	$ 14.85
Income from Investment Operations
Net investment income (loss) B	.06	.09 E	.08	.12	.08
Net realized and unrealized gain (loss)	.18	2.31	1.47	(7.38)	2.18
Total from investment operations	.24	2.40	1.55	(7.26)	2.26
Distributions from net investment income	(.10)	(.06)	(.04)	-	-
Distributions from net realized gain	(.01)	(.01)	-	(1.02)	(.46)
Total distributions	(.11)	(.07)	(.04)	(1.02)	(.46)
Net asset value, end of period	$ 12.34	$ 12.21	$ 9.88	$ 8.37	$ 16.65
Total Return A	1.93%	24.36%	18.74%	(46.27)%	15.61%
Ratios to Average Net Assets C, F
Expenses before reductions	.97%	1.03%	1.16%	1.09%	.95%
Expenses net of fee waivers, if any	.97%	1.00%	1.00%	1.00%	.95%
Expenses net of all reductions	.96%	.99%	1.00%	1.00%	.95%
Net investment income (loss)	.49%	.76% E	1.01%	.90%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,869	$ 5,894	$ 5,230	$ 13,229	$ 25,663
Portfolio turnover rate D	96%	152%	58%	49%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,756,068
Gross unrealized depreciation	(9,421,171)
Net unrealized appreciation (depreciation) on securities and other investments	$ (6,665,103)

Tax Cost	$ 66,541,797

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (31,289,087)
Net unrealized appreciation (depreciation)	$ (6,664,942)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 334,574	$ 218,450

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period, the Fund recognized net realized gain (loss) of $149,506 and a change in net unrealized appreciation (depreciation) of $(24,884) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $67,327,815 and $86,559,435, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 89,019	$ 639
Class T	.25%	.25%	81,674	322
Class B	.75%	.25%	43,972	33,204
Class C	.75%	.25%	100,370	10,413
			$ 315,035	$ 44,578

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,899
Class T	1,963
Class B*	6,558
Class C*	1,396
$ 17,816

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 105,546.30
Class T	50,272.31
Class B	13,283.30
Class C	30,382.30
Institutional Class	11,359.22
	$ 210,842

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,385 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $226 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

8. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $19,468. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 14,247
Class T	1.50%	8,847
Class B	2.00%	2,156
Class C	2.00%	4,040
		$ 29,290

Many of the brokers with whom FMR places trades on behalf of the Fund provided services the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $7,599 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 196,655	$ 136,522
Class T	51,708	16,260
Institutional Class	41,524	32,211
Total	$ 289,887	$ 184,993

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders - continued

Years ended October 31,	2011	2010
From net realized gain
Class A	$ 27,654	$ 20,685
Class T	13,296	10,174
Institutional Class	3,737	2,598
Total	$ 44,687	$ 33,457

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	613,471	1,105,325	$ 7,929,779	$ 12,387,189
Reinvestment of distributions	16,302	14,068	206,877	148,280
Shares redeemed	(1,341,779)	(2,106,636)	(17,403,584)	(23,804,192)
Net increase (decrease)	(712,006)	(987,243)	$ (9,266,928)	$ (11,268,723)
Class T
Shares sold	181,108	273,571	$ 2,357,288	$ 3,051,489
Reinvestment of distributions	4,996	2,447	63,049	25,670
Shares redeemed	(615,490)	(839,646)	(7,962,044)	(9,300,763)
Net increase (decrease)	(429,386)	(563,628)	$ (5,541,707)	$ (6,223,604)
Class B
Shares sold	3,500	51,303	$ 43,948	$ 565,167
Shares redeemed	(129,806)	(137,009)	(1,638,709)	(1,477,869)
Net increase (decrease)	(126,306)	(85,706)	$ (1,594,761)	$ (912,702)
Class C
Shares sold	157,350	99,978	$ 2,023,900	$ 1,095,447
Shares redeemed	(208,070)	(307,741)	(2,633,143)	(3,326,863)
Net increase (decrease)	(50,720)	(207,763)	$ (609,243)	$ (2,231,416)
Institutional Class
Shares sold	88,576	122,649	$ 1,010,960	$ 1,401,064
Reinvestment of distributions	2,589	1,916	33,007	20,309
Shares redeemed	(179,165)	(171,151)	(2,319,301)	(1,930,357)
Net increase (decrease)	(88,000)	(46,586)	$ (1,275,334)	$ (508,984)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100%, Class T designates 100%, Class B designates 0%, and Class C designates 0% of the dividends distributed in December 2010, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, Class T designates 100%, Class B designates 0%, and Class C designates 0% of the dividends distributed in December 2010, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2010, the total expense ratio of each of Class C and Institutional Class ranked equal to its competitive median for 2010, and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

FAV-UANN-1211
1.809012.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

High Income Advantage

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting chairman's photo appears here)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting chairman's signature appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	-0.58%	4.95%	9.17%
Class T (incl. 4.00% sales charge)	-0.58%	4.97%	9.16%
Class B (incl. contingent deferred sales charge) A	-2.10%	4.76%	9.06%
Class C (incl. contingent deferred sales charge)B	1.84%	5.04%	8.78%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class A on October 31, 2001, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, returned 4.82% for the 12 months ending October 31, 2011, a period that witnessed dramatic swings in the market. The index moved sharply higher during the first nine months, extending an impressive two-plus-year rally amid healthy corporate earnings, plentiful liquidity and low default rates. Companies took advantage of historically low interest rates to refinance and extend their bond maturities. This led to record new issuance at the same time that high yield attracted demand from yield-hungry investors, helping push bond prices higher. However, August brought with it a sharp spike in market volatility due to signs of slowing global economic growth, the political stalemate over raising the U.S. debt ceiling, a widening financial crisis in Europe and the downgrade by Standard & Poor's of its long-term U.S. sovereign credit rating. Technical factors of supply and demand also turned decidedly negative through September, helping fuel the two largest monthly declines in the index since late 2008, effectively wiping out most of the gains from earlier in the period. But a sharp recovery helped right the ship, as October saw the index's largest monthly increase in roughly two years, driven in part by attractive valuations resulting from the late-period sell-off.

Comments from Harley Lank, Portfolio Manager of Fidelity Advisor® High Income Advantage Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 3.57%, 3.56%, 2.75% and 2.81%, respectively (excluding sales charges), underperforming the BofA Merrill Lynch index. Unfavorable security selection in technology, automotive/auto parts and telecommunications hurt. The fund's non-rated holdings underperformed those found in the index, and its small out-of-benchmark investment in convertible bonds also detracted. The biggest individual detractors included flash-memory producer Spansion, an out-of-benchmark investment in General Motors, wireless telecom providers Sprint Nextel and Clearwire, and untimely ownership of Ally Financial. Contributions came from strong security selection in chemicals, energy and gaming. The fund's positions in equities and floating-rate bank loans also helped, as did its holdings in bonds rated CCC and below. Chemicals firms Tronox and Georgia Gulf were the top individual contributors, followed by Macau casino operator Melco Crown and ambulance operator Rural/Metro. Some of the securities mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.03%
Actual		$ 1,000.00	$ 938.50	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Class T	1.02%
Actual		$ 1,000.00	$ 938.80	$ 4.98
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19
Class B	1.74%
Actual		$ 1,000.00	$ 934.80	$ 8.49
HypotheticalA		$ 1,000.00	$ 1,016.43	$ 8.84
Class C	1.76%
Actual		$ 1,000.00	$ 935.00	$ 8.58
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94
Institutional Class	.76%
Actual		$ 1,000.00	$ 939.60	$ 3.72
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2011
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
International Lease Finance Corp.	3.1	2.2
GMAC LLC	3.1	2.8
CIT Group, Inc.	2.1	3.3
Sequa Corp.	1.9	1.7
Freescale Semiconductor, Inc.	1.6	1.9
	11.8
Top Five Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	13.2	9.5
Technology	9.3	9.8
Healthcare	9.2	9.4
Diversified Financial Services	8.5	7.8
Electric Utilities	8.2	8.5
Quality Diversification (% of fund's net assets)
As of October 31, 2011	As of April 30, 2011
AAA,AA,A 0.0%	AAA,AA,A 0.1%
BBB 0.6%	BBB 0.3%
BB 15.5%	BB 11.1%
B 43.8%	B 39.1%
CCC,CC,C 15.8%	CCC,CC,C 17.1%
Not Rated 1.9%	Not Rated 4.4%
Equities 15.1%	Equities 24.7%
Short-Term Investments and Net Other Assets 7.3%	Short-Term Investments and Net Other Assets 3.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2011 *		As of April 30, 2011 **
	Nonconvertible Bonds 65.6%		Nonconvertible Bonds 61.1%
	Convertible Bonds, Preferred Stocks 5.6%		Convertible Bonds, Preferred Stocks 7.9%
	Common Stocks 10.1%		Common Stocks 17.9%
	Floating Rate Loans 11.4%		Floating Rate Loans 9.9%
	Short-Term Investments and Net Other Assets 7.3%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	12.7%	** Foreign investments	11.2%

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Corporate Bonds - 66.2%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.6%
Air Transportation - 0.2%
UAL Corp. 4.5% 6/30/21 (e)	$ 3,692	$ 3,211
Energy - 0.2%
Headwaters, Inc. 2.5% 2/1/14	5,659	4,004
Telecommunications - 0.2%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	6,160	2,811
TOTAL CONVERTIBLE BONDS		10,026
Nonconvertible Bonds - 65.6%
Aerospace - 1.4%
ADS Tactical, Inc. 11% 4/1/18 (e)	930	923
Sequa Corp.:
11.75% 12/1/15 (e)	14,243	15,026
13.5% 12/1/15 pay-in-kind (e)	10,873	11,471
		27,420
Air Transportation - 0.9%
American Airlines Pass Through Trust Series 2011-2 Class A, 8.625% 4/15/23	2,215	2,215
American Airlines, Inc. pass-thru trust certificates 10.18% 1/2/13	974	878
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22	1,004	974
3.4522% 6/2/13 (h)	4,897	4,628
7.339% 4/19/14	956	932
Continental Airlines, Inc. 9.25% 5/10/17	1,739	1,791
Delta Air Lines, Inc. pass-thru trust certificates 7.779% 1/2/12	17	17
United Air Lines, Inc. 9.875% 8/1/13 (e)	1,328	1,391
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17	3,131	3,445
		16,271
Automotive - 2.9%
Delphi Corp.:
5.875% 5/15/19 (e)	2,735	2,749
6.125% 5/15/21 (e)	2,540	2,553
Exide Technologies 8.625% 2/1/18	1,189	1,180
Ford Motor Co.:
6.625% 10/1/28	245	262
7.45% 7/16/31	8,165	9,716
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Automotive - continued
Ford Motor Credit Co. LLC:
5.75% 2/1/21	$ 12,909	$ 13,651
5.875% 8/2/21	5,875	6,279
General Motors Acceptance Corp. 8% 11/1/31	3,665	3,692
General Motors Corp.:
6.75% 5/1/28 (c)	547	4
7.125% 7/15/13 (c)	1,583	11
7.2% 1/15/11 (c)	3,997	27
7.4% 9/1/25 (c)	273	2
7.7% 4/15/16 (c)	980	7
8.25% 7/15/23 (c)	7,625	51
8.375% 7/15/33 (c)	23,416	157
General Motors Financial Co., Inc. 6.75% 6/1/18 (e)	8,995	9,040
International Automotive Components Group SA 9.125% 6/1/18 (e)	2,515	2,402
Tenneco, Inc. 6.875% 12/15/20	3,362	3,429
		55,212
Banks & Thrifts - 2.5%
Bank of America Corp. 8% (f)(h)	1,090	997
GMAC LLC:
8% 12/31/18	25,574	25,318
8% 11/1/31	21,582	21,420
Washington Mutual Bank 5.5% 1/15/13 (c)	10,000	10
		47,745
Broadcasting - 0.7%
AMC Networks, Inc. 7.75% 7/15/21 (e)	500	535
Clear Channel Communications, Inc.:
5% 3/15/12	7,100	7,029
5.5% 9/15/14	3,890	2,956
5.5% 12/15/16	1,938	1,027
Gray Television, Inc. 10.5% 6/29/15	1,317	1,231
Univision Communications, Inc. 6.875% 5/15/19 (e)	280	270
		13,048
Building Materials - 0.4%
Associated Materials LLC 9.125% 11/1/17	1,054	943
Building Materials Corp. of America 6.75% 5/1/21 (e)	1,940	2,013
Cemex Finance LLC 9.5% 12/14/16 (e)	4,060	3,542
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Building Materials - continued
Masonite International Corp. 8.25% 4/15/21 (e)	$ 870	$ 835
Ply Gem Industries, Inc. 8.25% 2/15/18	455	419
		7,752
Cable TV - 1.4%
Bresnan Broadband Holdings LLC 8% 12/15/18 (e)	1,214	1,238
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (e)	908	949
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 13.5% 11/30/16	9,145	10,540
DISH DBS Corp. 6.75% 6/1/21	5,260	5,378
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.5% 3/15/19 (e)	705	726
UPCB Finance III Ltd. 6.625% 7/1/20 (e)	7,100	7,029
		25,860
Capital Goods - 0.1%
Briggs & Stratton Corp. 6.875% 12/15/20	1,285	1,311
Chemicals - 0.4%
Kinove German Bondco GmbH 9.625% 6/15/18 (e)	1,750	1,689
Lyondell Chemical Co. 11% 5/1/18	995	1,108
Polymer Group, Inc. 7.75% 2/1/19 (e)	877	895
Rain CII Carbon LLC/CII Carbon Corp. 8% 12/1/18 (e)	1,857	1,913
Solutia, Inc. 8.75% 11/1/17	856	929
TPC Group LLC 8.25% 10/1/17	1,189	1,204
		7,738
Consumer Products - 0.3%
Reddy Ice Corp. 11.25% 3/15/15	6,095	5,760
Containers - 2.1%
ARD Finance SA 11.125% 6/1/18 pay-in-kind (e)	2,465	2,219
Ardagh Packaging Finance PLC:
7.375% 10/15/17 (e)	646	659
9.125% 10/15/20 (e)	2,379	2,379
Crown Americas LLC/Crown Americas Capital Corp. III 6.25% 2/1/21 (e)	2,954	3,050
Pretium Packaging LLC/Pretium Finance, Inc. 11.5% 4/1/16 (e)	4,480	4,390
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
7.125% 4/15/19 (e)	3,876	3,954
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Containers - continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA: - continued
9% 4/15/19 (e)	$ 1,135	$ 1,092
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
6.875% 2/15/21 (e)	7,339	7,412
8.25% 2/15/21 (e)	6,144	5,622
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) 7.875% 8/15/19 (e)	8,387	8,785
		39,562
Diversified Financial Services - 7.5%
Aircastle Ltd. 9.75% 8/1/18	1,065	1,129
CIT Group, Inc.:
6.625% 4/1/18 (e)	5,055	5,156
7% 5/4/15 (e)	16,561	16,478
7% 5/2/17 (e)	17,535	17,403
Emdeon, Inc. 11% 12/31/19 (e)(g)	2,670	2,777
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8% 1/15/18	8,955	9,112
Ineos Finance PLC 9% 5/15/15 (e)	1,754	1,789
International Lease Finance Corp.:
5.25% 1/10/13	4,093	4,052
5.625% 9/20/13	10,655	10,495
5.65% 6/1/14	351	337
5.75% 5/15/16	6,040	5,738
5.875% 5/1/13	7,975	7,935
6.25% 5/15/19	7,845	7,402
6.625% 11/15/13	10,401	10,427
7.125% 9/1/18 (e)	10,309	10,644
8.625% 9/15/15	2,342	2,436
Penson Worldwide, Inc. 12.5% 5/15/17 (e)	2,364	1,773
Reliance Intermediate Holdings LP 9.5% 12/15/19 (e)	4,970	5,318
SLM Corp.:
8% 3/25/20	4,760	4,974
8.45% 6/15/18	10,025	10,649
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - continued
Transportation Union LLC/Transportation Union Financing Corp. 11.375% 6/15/18	$ 5,080	$ 5,652
WM Finance Corp. 9.5% 6/15/16 (e)	800	846
		142,522
Diversified Media - 0.9%
Checkout Holding Corp. 0% 11/15/15 (e)	8,930	4,688
Clear Channel Worldwide Holdings, Inc. Series A, 9.25% 12/15/17	1,012	1,093
Lamar Media Corp. 7.875% 4/15/18	1,810	1,889
Liberty Media Corp.:
8.25% 2/1/30	469	453
8.5% 7/15/29	529	513
Nielsen Finance LLC/Nielsen Finance Co.:
7.75% 10/15/18	4,395	4,824
11.5% 5/1/16	2,313	2,660
11.625% 2/1/14	1,424	1,641
		17,761
Electric Utilities - 5.6%
Atlantic Power Corp. 9% 11/15/18 (e)	2,525	2,512
Calpine Corp. 7.875% 1/15/23 (e)	11,791	12,440
Energy Future Holdings Corp. 10% 1/15/20	8,903	9,170
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
10% 12/1/20	15,332	15,907
11% 10/1/21 (e)	10,347	9,830
GenOn Energy, Inc. 9.875% 10/15/20	3,110	3,266
InterGen NV 9% 6/30/17 (e)	23,189	23,972
Mirant Americas Generation LLC 8.5% 10/1/21	10,565	10,327
North American Energy Alliance LLC/North American Energy Alliance Finance Corp. 10.875% 6/1/16 (e)	4,572	4,915
Puget Energy, Inc. 6% 9/1/21	3,175	3,282
The AES Corp. 7.375% 7/1/21 (e)	2,400	2,556
TXU Corp.:
5.55% 11/15/14	7,735	4,950
6.5% 11/15/24	5,691	2,362
6.55% 11/15/34	4,295	1,782
		107,271
Energy - 5.8%
ATP Oil & Gas Corp. 11.875% 5/1/15	14,000	11,550
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Calfrac Holdings LP 7.5% 12/1/20 (e)	$ 2,002	$ 1,982
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
9.375% 5/1/19 (e)	945	907
9.375% 5/1/19 (e)	1,000	960
Crestwood Midstream Partners LP / Finance Corp. 7.75% 4/1/19 (e)	1,265	1,230
Dolphin Subsidiary II, Inc. 7.25% 10/15/21 (e)	4,405	4,768
Edgen Murray Corp. 12.25% 1/15/15	9,652	9,073
El Paso Energy Corp. 7.75% 1/15/32	1,399	1,612
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19 (e)	2,515	2,502
Expro Finance Luxembourg SCA 8.5% 12/15/16 (e)	9,365	8,897
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	2,435	2,155
Forbes Energy Services Ltd. 9% 6/15/19 (e)	2,080	1,966
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (e)	3,669	3,724
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 5/15/19 (e)	2,740	2,754
8.625% 4/15/20	6,212	6,849
McJunkin Red Man Corp. 9.5% 12/15/16	8,829	9,072
Offshore Group Investment Ltd.:
11.5% 8/1/15	3,923	4,256
11.5% 8/1/15 (e)	965	1,047
Oil States International, Inc. 6.5% 6/1/19	2,140	2,215
Petroleum Development Corp. 12% 2/15/18	5,637	6,116
Precision Drilling Corp.:
6.5% 12/15/21 (e)	495	522
6.625% 11/15/20	2,205	2,332
Pride International, Inc. 6.875% 8/15/20	1,839	2,221
RDS Ultra-Deepwater Ltd. 11.875% 3/15/17 (e)	2,175	2,322
Regency Energy Partners LP/Regency Energy Finance Corp. 6.875% 12/1/18	3,493	3,703
Star Gas Partners LP/Star Gas Finance Co. 8.875% 12/1/17	1,324	1,364
Trinidad Drilling Ltd. 7.875% 1/15/19 (e)	873	914
Venoco, Inc. 11.5% 10/1/17	5,041	5,243
Western Refining, Inc. 11.25% 6/15/17 (e)	7,100	7,810
		110,066
Entertainment/Film - 0.2%
Cinemark USA, Inc. 7.375% 6/15/21	1,085	1,074
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Entertainment/Film - continued
Livent, Inc. yankee 9.375% 10/15/04 (c)	$ 11,100	$ 0
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 8.25% 12/15/17 (e)	1,484	1,558
National CineMedia LLC 7.875% 7/15/21	2,050	2,060
		4,692
Environmental - 0.2%
Casella Waste Systems, Inc. 11% 7/15/14	1,225	1,311
Covanta Holding Corp. 7.25% 12/1/20	2,684	2,791
		4,102
Food & Drug Retail - 1.3%
Nutritional Sourcing Corp. 10.125% 8/1/09 (c)	7,424	0
Rite Aid Corp.:
7.5% 3/1/17	8,779	8,735
9.5% 6/15/17	12,514	11,263
10.375% 7/15/16	5,000	5,363
		25,361
Gaming - 1.8%
Ameristar Casinos, Inc. 7.5% 4/15/21 (e)	4,150	4,233
Harrah's Operating Co., Inc. 11.25% 6/1/17	5,680	6,134
MCE Finance Ltd. 10.25% 5/15/18	2,249	2,395
MGM Mirage, Inc.:
6.625% 7/15/15	11,694	10,992
6.875% 4/1/16	820	767
7.5% 6/1/16	4,333	4,095
9% 3/15/20	2,258	2,489
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind (e)(h)	3,095	2,615
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625% 4/15/16 (e)	330	342
		34,062
Healthcare - 7.2%
American Renal Holdings, Inc. 8.375% 5/15/18	1,235	1,291
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19	1,806	1,747
CDRT Merger Sub, Inc. 8.125% 6/1/19 (e)	3,470	3,453
DaVita, Inc.:
6.375% 11/1/18	2,439	2,451
6.625% 11/1/20	2,109	2,120
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
Fresenius Medical Care US Finance II, Inc. 6.5% 9/15/18 (e)	$ 995	$ 1,047
Giant Funding Corp. 8.25% 2/1/18 (e)	2,733	2,876
HCA Holdings, Inc. 7.75% 5/15/21 (e)	32,206	32,121
HCA, Inc.:
6.5% 2/15/20	16,395	17,174
7.5% 2/15/22	5,095	5,171
9.875% 2/15/17	603	659
IASIS Healthcare LLC/IASIS Capital Corp. 8.375% 5/15/19 (e)	9,680	8,930
Multiplan, Inc. 9.875% 9/1/18 (e)	4,604	4,765
Omega Healthcare Investors, Inc. 6.75% 10/15/22	2,631	2,664
Rotech Healthcare, Inc.:
10.5% 3/15/18	1,416	1,126
10.75% 10/15/15	1,218	1,163
Teleflex, Inc. 6.875% 6/1/19	2,515	2,603
Tenet Healthcare Corp.:
6.875% 11/15/31	11,513	9,556
8.875% 7/1/19	4,434	4,988
Valeant Pharmaceuticals International:
6.75% 8/15/21 (e)	6,697	6,496
7.25% 7/15/22 (e)	3,159	3,127
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. 7.75% 2/1/19	2,151	2,140
Vanguard Health Systems, Inc. 0% 2/1/16	216	141
VWR Funding, Inc. 10.25% 7/15/15 pay-in-kind (h)	18,239	18,877
		136,686
Homebuilders/Real Estate - 0.4%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	1,214	1,235
K. Hovnanian Enterprises, Inc. 6.25% 1/15/16	5,698	2,222
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	905	889
Standard Pacific Corp. 8.375% 1/15/21	2,860	2,603
		6,949
Insurance - 0.3%
UnumProvident Corp.:
6.75% 12/15/28	3,418	3,513
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Insurance - continued
UnumProvident Corp.: - continued
7.19% 2/1/28	$ 813	$ 906
USI Holdings Corp. 9.75% 5/15/15 (e)	1,100	1,048
		5,467
Leisure - 0.1%
NCL Corp. Ltd. 9.5% 11/15/18 (e)	788	831
Seven Seas Cruises S de RL LLC 9.125% 5/15/19 (e)	375	383
		1,214
Metals/Mining - 0.9%
Alpha Natural Resources, Inc.:
6% 6/1/19	2,610	2,558
6.25% 6/1/21	2,510	2,447
Boart Longyear Management Pty Ltd. 7% 4/1/21 (e)	1,215	1,227
Calcipar SA 6.875% 5/1/18 (e)	1,070	992
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (e)	2,972	2,861
8.25% 11/1/19 (e)	7,010	7,063
SunCoke Energy, Inc. 7.625% 8/1/19 (e)	695	695
		17,843
Paper - 0.6%
ABI Escrow Corp. 10.25% 10/15/18 (e)	8,607	9,511
Clearwater Paper Corp. 7.125% 11/1/18	664	687
Mercer International, Inc. 9.5% 12/1/17	783	793
Sappi Papier Holding AG 6.625% 4/15/21 (e)	555	488
Verso Paper Holdings LLC/Verso Paper, Inc. 4.004% 8/1/14 (h)	1,285	957
		12,436
Publishing/Printing - 0.6%
Cadmus Communications Corp. 8.375% 6/15/14	2,315	1,713
Cenveo Corp. 7.875% 12/1/13	8,215	6,777
Sheridan Group, Inc. 12.5% 4/15/14	2,720	2,394
		10,884
Restaurants - 0.2%
Landry's Restaurants, Inc. 11.625% 12/1/15	1,005	1,055
Roadhouse Financing, Inc. 10.75% 10/15/17	1,937	1,927
		2,982
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Services - 1.3%
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (e)(h)	$ 3,045	$ 3,144
Audatex North America, Inc. 6.75% 6/15/18 (e)	2,355	2,379
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (e)(h)	16,885	17,392
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (e)	1,770	1,735
		24,650
Shipping - 1.0%
CEVA Group PLC 8.375% 12/1/17 (e)	8,786	8,259
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	1,409	1,050
Navios Maritime Holdings, Inc.:
8.125% 2/15/19	2,339	1,754
8.875% 11/1/17	1,903	1,822
Navios South American Logisitcs, Inc./Navios Logistics Finance U.S., Inc. 9.25% 4/15/19 (e)	750	660
Swift Services Holdings, Inc. 10% 11/15/18	2,408	2,468
Western Express, Inc. 12.5% 4/15/15 (e)	6,070	3,612
		19,625
Steel - 0.1%
Aperam:
7.375% 4/1/16 (e)	675	608
7.75% 4/1/18 (e)	555	488
JMC Steel Group, Inc. 8.25% 3/15/18 (e)	1,562	1,546
		2,642
Super Retail - 0.6%
Asbury Automotive Group, Inc.:
7.625% 3/15/17	710	699
8.375% 11/15/20	788	788
Burlington Coat Factory Warehouse Corp. 10% 2/15/19 (e)	3,090	3,059
NBC Acquisition Corp. 11% 3/15/13 (c)	4,683	47
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (e)	4,544	4,817
Sonic Automotive, Inc. 9% 3/15/18	1,274	1,325
		10,735
Technology - 5.1%
Avaya, Inc.:
7% 4/1/19 (e)	7,857	7,562
10.125% 11/1/15 pay-in-kind (h)	10,805	9,563
Ceridian Corp. 12.25% 11/15/15 pay-in-kind (h)	5,495	4,643
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
Eastman Kodak Co.:
9.75% 3/1/18 (e)	$ 3,175	$ 2,238
10.625% 3/15/19 (e)	2,665	1,905
First Data Corp. 7.375% 6/15/19 (e)	4,865	4,816
Freescale Semiconductor, Inc.:
8.05% 2/1/20	4,665	4,455
9.25% 4/15/18 (e)	5,222	5,627
10.125% 3/15/18 (e)	11,261	12,359
Lucent Technologies, Inc.:
6.45% 3/15/29	22,470	19,774
6.5% 1/15/28	5,415	4,738
NXP BV/NXP Funding LLC:
9.75% 8/1/18 (e)	1,956	2,142
10% 7/15/13 (e)	6,514	7,068
Spansion LLC:
7.875% 11/15/17 (e)	1,601	1,569
11.25% 1/15/16 (c)(e)	15,415	1,109
SS&C Technologies, Inc. 11.75% 12/1/13	1,099	1,107
Telcordia Technologies, Inc. 11% 5/1/18 (e)	2,368	2,948
Viasystems, Inc. 12% 1/15/15 (e)	2,929	3,156
		96,779
Telecommunications - 10.6%
Broadview Networks Holdings, Inc. 11.375% 9/1/12	910	751
Citizens Communications Co. 7.875% 1/15/27	4,949	4,318
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (e)	22,371	19,127
Clearwire Escrow Corp. 12% 12/1/15 (e)	8,612	7,363
Digicel Group Ltd.:
8.25% 9/1/17 (e)	90	91
8.875% 1/15/15 (e)	26,635	26,635
10.5% 4/15/18 (e)	1,673	1,723
EH Holding Corp. 6.5% 6/15/19 (e)	10,170	10,373
Frontier Communications Corp. 8.25% 4/15/17	2,668	2,855
Intelsat Jackson Holdings SA:
7.25% 4/1/19 (e)	14,765	14,765
7.5% 4/1/21 (e)	8,085	8,085
Level 3 Escrow, Inc. 8.125% 7/1/19 (e)	4,000	3,940
Nextel Communications, Inc.:
5.95% 3/15/14	1,005	960
6.875% 10/31/13	13,500	13,331
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Nextel Communications, Inc.: - continued
7.375% 8/1/15	$ 17,738	$ 16,940
NII Capital Corp. 7.625% 4/1/21	7,015	7,278
Satelites Mexicanos SA de CV 9.5% 5/15/17	710	724
Sprint Capital Corp.:
6.875% 11/15/28	15,463	11,345
6.9% 5/1/19	16,951	14,112
Sprint Nextel Corp. 6% 12/1/16	25,599	22,271
Wind Acquisition Finance SA:
7.25% 2/15/18 (e)	2,581	2,491
11.75% 7/15/17 (e)	7,100	7,029
Windstream Corp. 7.5% 4/1/23	5,506	5,520
		202,027
Textiles & Apparel - 0.2%
Hanesbrands, Inc. 6.375% 12/15/20	3,994	4,014
TOTAL NONCONVERTIBLE BONDS		1,248,449
TOTAL CORPORATE BONDS (Cost $1,275,456)		1,258,475
Common Stocks - 10.0%
	Shares
Air Transportation - 0.3%
Delta Air Lines, Inc. (a)	600,817	5,119
Automotive - 2.6%
Dana Holding Corp. (a)	510,000	7,211
Delphi Corp. Class B (a)	655	13,460
Exide Technologies (a)	1,625,000	7,313
General Motors Co.	3,029	78
General Motors Co.:
warrants 7/10/16 (a)	142,145	2,409
warrants 7/10/19 (a)	142,145	1,677
Tenneco, Inc. (a)	204,200	6,681
TRW Automotive Holdings Corp. (a)	251,200	10,576
		49,405
Banks & Thrifts - 0.0%
Washington Mutual, Inc. (a)(j)	505,500	35
Broadcasting - 0.0%
Gray Television, Inc. (a)	494,070	939
Common Stocks - continued
	Shares	Value (000s)
Chemicals - 0.9%
Ferro Corp. (a)	308,200	$ 1,994
LyondellBasell Industries NV Class A	345,279	11,346
Tronox, Inc.	35,922	4,009
		17,349
Consumer Products - 0.2%
Sealy Corp., Inc. (a)(d)	2,421,636	3,754
Containers - 0.2%
Anchor Glass Container Corp. (a)	172,857	3,630
Electric Utilities - 0.6%
The AES Corp. (a)	1,077,509	12,090
Energy - 0.9%
Halliburton Co.	150,000	5,604
Kodiak Oil & Gas Corp. (a)(d)	1,564,251	10,809
		16,413
Gaming - 0.4%
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)(d)	532,625	6,109
Station Holdco LLC (i)(j)	1,801,739	1,261
Station Holdco LLC warrants 6/15/18 (a)(i)(j)	96,849	3
		7,373
Healthcare - 1.7%
Express Scripts, Inc. (a)	300,000	13,719
Tenet Healthcare Corp. (a)	2,207,534	10,442
Universal Health Services, Inc. Class B	200,000	7,994
		32,155
Homebuilders/Real Estate - 0.0%
Sabra Health Care REIT, Inc.	60,500	621
Leisure - 0.1%
Town Sports International Holdings, Inc. (a)	207,667	1,803
Metals/Mining - 0.1%
SunCoke Energy, Inc. (a)(d)	169,000	2,133
Publishing/Printing - 0.0%
HMH Holdings, Inc. (a)(j)	332,878	499
HMH Holdings, Inc. warrants 3/9/17 (a)(j)	182,417	9
		508
Technology - 1.9%
Facebook, Inc. Class B (j)	96,094	2,402
Flextronics International Ltd. (a)	1,847,300	12,128
Freescale Semiconductor Holdings I Ltd.	161,900	2,135
JDA Software Group, Inc. (a)	33,276	1,061
Common Stocks - continued
	Shares	Value (000s)
Technology - continued
Marvell Technology Group Ltd. (a)	334,726	$ 4,683
NXP Semiconductors NV (a)	275,000	4,942
Spansion, Inc. Class A (a)	81,640	840
Viasystems Group, Inc. (a)	60,987	1,256
Xerox Corp.	710,000	5,808
		35,255
Telecommunications - 0.1%
DigitalGlobe, Inc. (a)	65,090	1,328
Pendrell Corp. (a)	37,472	93
		1,421
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(j)	42,253	320
TOTAL COMMON STOCKS (Cost $248,201)		190,323
Preferred Stocks - 5.0%

Convertible Preferred Stocks - 2.4%
Automotive - 0.6%
General Motors Co. 4.75%	261,000	10,847
Diversified Financial Services - 0.4%
Citigroup, Inc. 7.50%	69,700	6,624
Electric Utilities - 0.4%
PPL Corp.:
8.75%	96,400	5,230
9.50%	44,400	2,524
		7,754
Energy - 0.1%
Apache Corp. 6.00%	21,900	1,233
Healthcare - 0.2%
Tenet Healthcare Corp. 7.00%	5,000	4,066
Homebuilders/Real Estate - 0.3%
Health Care REIT, Inc. Series I, 6.50%	133,100	6,572
Metals/Mining - 0.4%
AngloGold Ashanti Holdings Finance PLC 6.00%	159,100	8,155
TOTAL CONVERTIBLE PREFERRED STOCKS		45,251
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 2.6%
Banks & Thrifts - 0.7%
GMAC LLC 7.00% (e)	16,214	$ 12,079
Consumer Products - 1.3%
Revlon, Inc. Series A 12.75%	4,464,520	25,180
Diversified Financial Services - 0.6%
GMAC Capital Trust I Series 2, 8.125%	557,547	11,686
TOTAL NONCONVERTIBLE PREFERRED STOCKS		48,945
TOTAL PREFERRED STOCKS (Cost $153,004)		94,196
Investment Companies - 0.1%

2010 Swift Mandatory Common Exchange Security Trust CEF (e) (Cost $3,307)	300,600	2,815
Floating Rate Loans - 11.4%
	Principal Amount (000s)
Aerospace - 0.5%
Sequa Corp. term loan 3.6219% 12/3/14 (h)	$ 10,268	9,883
Air Transportation - 0.3%
US Airways Group, Inc. term loan 2.7458% 3/23/14 (h)	6,850	5,908
Broadcasting - 0.9%
Univision Communications, Inc. term loan 4.4958% 3/31/17 (h)	18,737	17,004
Capital Goods - 0.3%
Husky Intermediate, Inc. Tranche B, term loan 6.5% 6/30/18 (h)	6,593	6,561
Electric Utilities - 1.6%
Dynegy, Inc.:
(Coal) Tranche B, term loan 9.25% 8/5/16 (h)	331	324
(Gas) Tranche B, term loan 9.25% 8/5/16 (h)	614	614
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan 4.7574% 10/10/17 (h)	42,594	29,337
		30,275
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Energy - 0.4%
Frac Tech Holdings LLC Tranche B, term loan 6.25% 5/6/16 (h)	$ 8,319	$ 8,268
Food & Drug Retail - 0.5%
Sprouts Farmers Market LLC Tranche B, term loan 6% 4/18/18 (h)	8,870	8,604
Gaming - 0.2%
Harrah's Entertainment, Inc. Tranche B4, term loan 9.5% 10/31/16 (h)	3,460	3,494
Healthcare - 0.1%
Kinetic Concepts, Inc. Tranche B-1 term loan 7% 4/20/18 (h)	2,475	2,484
Homebuilders/Real Estate - 0.6%
Realogy Corp.:
Credit-Linked Deposit 4.4933% 10/10/16 (h)	861	756
term loan 4.5217% 10/10/16 (h)	12,901	11,320
		12,076
Leisure - 0.3%
Town Sports International LLC Tranche B, term loan 7% 5/11/18 (h)	5,225	5,147
Paper - 0.0%
White Birch Paper Co. Tranche 2LN, term loan 11/8/14 (c)	8,620	388
Restaurants - 0.4%
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 2.6231% 6/14/13 (h)	811	770
term loan 2.5625% 6/14/14	7,931	7,535
		8,305
Shipping - 0.2%
CEVA Group PLC:
Credit-Linked Deposit 3.3686% 11/4/13 (h)	306	278
EGL term loan 3.4281% 11/4/13 (h)	3,033	2,760
term loan 3.4281% 11/4/13 (h)	368	335
		3,373
Specialty Retailing - 0.2%
Claire's Stores, Inc. term loan 3.0274% 5/29/14 (h)	3,360	2,957
Eddie Bauer Holdings, Inc. term loan 4/1/14 (c)(h)	629	0
		2,957
Super Retail - 0.3%
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (h)	6,850	6,610
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Technology - 2.3%
Avaya, Inc. term loan 3.0643% 10/27/14 (h)	$ 10,227	$ 9,741
Ceridian Corp. term loan 3.2458% 11/8/14 (h)	6,287	5,769
First Data Corp.:
term loan 4.2447% 3/24/18 (h)	7,145	6,163
Tranche B1, term loan 2.9947% 9/24/14 (h)	5,575	5,143
Freescale Semiconductor, Inc. term loan 4.4894% 12/1/16 (h)	10,086	9,708
Kronos, Inc. Tranche 2LN, term loan 6.1186% 6/11/15 (h)	3,521	3,244
Sunquest Information Systems, Inc. Tranche 2 LN, term loan 9.75% 6/16/17 (h)	3,123	3,061
		42,829
Telecommunications - 2.3%
Airvana Networks Solutions, Inc. term loan 10% 3/25/15 (h)	3,078	3,078
Asurion LLC:
term loan 9% 5/24/19 (h)	9,360	9,173
Tranche B, term loan 5.5% 5/24/18 (h)	6,563	6,464
FairPoint Communications, Inc. term loan 6.5% 1/24/16 (h)	4,840	3,848
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind	18,220	18,006
term loan 6.875% 8/11/15	2,299	2,266
		42,835
TOTAL FLOATING RATE LOANS (Cost $232,313)		217,001
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	123,158,392	123,158
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(k)	13,990,068	13,990
TOTAL MONEY MARKET FUNDS (Cost $137,148)		137,148
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $2,049,429)		1,899,958
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,546
NET ASSETS - 100%		$ 1,902,504
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $591,551,000 or 31.1% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,529,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 2,403
HMH Holdings, Inc.	8/1/08 - 3/9/10	$ 9,882
HMH Holdings, Inc. warrants 3/9/17	3/9/10	$ 52
Station Holdco LLC	6/17/11	$ 1,706
Station Holdco LLC warrants 6/15/18	10/28/08 - 12/1/08	$ 3,945
Washington Mutual, Inc.	10/3/08	$ 77
(k) Investment made with cash collateral received from securities on loan.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 136
Fidelity Securities Lending Cash Central Fund	35
Total	$ 171
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Georgia Gulf Corp.	$ 39,360	$ -	$ 57,457	$ -	$ -
Sealy Corp., Inc.	15,780	-	9,855	-	-
Total	$ 55,140	$ -	$ 67,312	$ -	$ -
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 74,949	$ 59,397	$ 13,959	$ 1,593
Consumer Staples	25,180	-	-	25,180
Energy	17,646	17,646	-	-
Financials	37,617	18,966	18,651	-
Health Care	36,221	32,155	4,066	-
Industrials	6,540	6,540	-	-
Information Technology	35,255	32,853	-	2,402
Materials	31,267	23,628	4,009	3,630
Utilities	19,844	14,614	5,230	-
Corporate Bonds	1,258,475	-	1,255,337	3,138
Investment Companies	2,815	-	2,815	-
Floating Rate Loans	217,001	-	217,001	-
Money Market Funds	137,148	137,148	-	-
Total Investments in Securities:	$ 1,899,958	$ 342,947	$ 1,521,068	$ 35,943
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ 625
Total Realized Gain (Loss)	(12,962)
Total Unrealized Gain (Loss)	13,480
Cost of Purchases	1,709
Proceeds of Sales	(1,259)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,593
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (539)
Equities - Consumer Staples
Beginning Balance	$ 25,537
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(357)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 25,180
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (357)
Equities - Information Technology
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1)
Cost of Purchases	2,403
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,402
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (1)
Equities - Materials
Beginning Balance	$ 3,327
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	303
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,630
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ 303
Equities - Telecommunication Services
Beginning Balance	$ 694
Total Realized Gain (Loss)	(4,096)
Total Unrealized Gain (Loss)	3,724
Cost of Purchases	-
Proceeds of Sales	(322)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ -
Corporate Bonds
Beginning Balance	$ 16,878
Total Realized Gain (Loss)	(4,389)
Total Unrealized Gain (Loss)	(14,398)
Cost of Purchases	19,165
Proceeds of Sales	(25,238)
Amortization/Accretion	(828)
Transfers in to Level 3	11,948
Transfers out of Level 3	-
Ending Balance	$ 3,138
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (14,400)
Floating Rate Loans
Beginning Balance	$ 81
Total Realized Gain (Loss)	11
Total Unrealized Gain (Loss)	(43)
Cost of Purchases	-
Proceeds of Sales	(49)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (43)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and includes the value of securities received or delivered through affiliated in-kind transactions. See Note 6 of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.3%
Netherlands	2.7%
Luxembourg	2.5%
Bermuda	2.1%
Canada	1.4%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	2.8%
100.0%
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $526,595,000 of which $14,895,000 and $511,700,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2011
Assets
Investment in securities, at value (including securities loaned of $12,847) - See accompanying schedule: Unaffiliated issuers (cost $1,912,281)	$ 1,762,810
Fidelity Central Funds (cost $137,148)	137,148
Total Investments (cost $2,049,429)		$ 1,899,958
Cash		3,796
Receivable for investments sold		20,642
Receivable for fund shares sold		2,245
Dividends receivable		406
Interest receivable		33,214
Distributions receivable from Fidelity Central Funds		19
Prepaid expenses		5
Other receivables		54
Total assets		1,960,339

Liabilities
Payable for investments purchased Regular delivery	$ 34,233
Delayed delivery	2,670
Payable for fund shares redeemed	3,559
Distributions payable	1,706
Accrued management fee	858
Distribution and service plan fees payable	398
Other affiliated payables	315
Other payables and accrued expenses	106
Collateral on securities loaned, at value	13,990
Total liabilities		57,835

Net Assets		$ 1,902,504
Net Assets consist of:
Paid in capital		$ 2,530,540
Undistributed net investment income		47,488
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(526,053)
Net unrealized appreciation (depreciation) on investments		(149,471)
Net Assets		$ 1,902,504

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($658,556 ÷ 68,648.5 shares)	$ 9.59

Maximum offering price per share (100/96.00 of $9.59)	$ 9.99
Class T: Net Asset Value and redemption price per share ($543,362 ÷ 56,384.2 shares)	$ 9.64

Maximum offering price per share (100/96.00 of $9.64)	$ 10.04
Class B: Net Asset Value and offering price per share ($38,104 ÷ 3,996.3 shares)A	$ 9.53

Class C: Net Asset Value and offering price per share ($164,293 ÷ 17,152.6 shares)A	$ 9.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($498,189 ÷ 54,750.2 shares)	$ 9.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2011
Investment Income
Dividends		$ 10,359
Interest		156,558
Income from Fidelity Central Funds		171
Total income		167,088

Expenses
Management fee	$ 13,592
Transfer agent fees	3,884
Distribution and service plan fees	5,570
Accounting and security lending fees	784
Custodian fees and expenses	47
Independent trustees' compensation	14
Registration fees	136
Audit	78
Legal	72
Miscellaneous	30
Total expenses before reductions	24,207
Expense reductions	(71)	24,136
Net investment income (loss)		142,952
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	97,165
Redemptions in-kind with affiliated entities	85,792
Other affiliated issuers	21,052
Foreign currency transactions	2
Total net realized gain (loss)		204,011
Change in net unrealized appreciation (depreciation) on investment securities		(207,014)
Net gain (loss)		(3,003)
Net increase (decrease) in net assets resulting from operations		$ 139,949

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 142,952	$ 206,396
Net realized gain (loss)	204,011	145,919
Change in net unrealized appreciation (depreciation)	(207,014)	222,342
Net increase (decrease) in net assets resulting from operations	139,949	574,657
Distributions to shareholders from net investment income	(166,513)	(180,062)
Distributions to shareholders from net realized gain	-	(6,733)
Total distributions	(166,513)	(186,795)
Share transactions - net increase (decrease)	(1,013,925)	(322,762)
Redemption fees	946	1,721
Total increase (decrease) in net assets	(1,039,543)	66,821

Net Assets
Beginning of period	2,942,047	2,875,226
End of period (including undistributed net investment income of $47,488 and undistributed net investment income of $79,340, respectively)	$ 1,902,504	$ 2,942,047

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 8.60	$ 6.44	$ 10.70	$ 10.10
Income from Investment Operations
Net investment income (loss) C	.593	.650	.587	.712	.677
Net realized and unrealized gain (loss)	(.238)	1.185	2.033	(4.326)	.629
Total from investment operations	.355	1.835	2.620	(3.614)	1.306
Distributions from net investment income	(.639)	(.550)	(.465)	(.650)	(.708)
Distributions from net realized gain	-	(.020)	-	-	-
Total distributions	(.639)	(.570)	(.465)	(.650)	(.708)
Redemption fees added to paid in capital C	.004	.005	.005	.004	.002
Net asset value, end of period	$ 9.59	$ 9.87	$ 8.60	$ 6.44	$ 10.70
Total Return A, B	3.57%	22.06%	43.51%	(35.41)%	13.22%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.03%	1.07%	1.07%	1.02%
Expenses net of fee waivers, if any	1.03%	1.03%	1.07%	1.07%	1.02%
Expenses net of all reductions	1.03%	1.03%	1.07%	1.07%	1.02%
Net investment income (loss)	5.93%	7.03%	8.68%	7.64%	6.36%
Supplemental Data
Net assets, end of period (in millions)	$ 659	$ 722	$ 703	$ 519	$ 823
Portfolio turnover rate E	68%	53%	49%	45%	35%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 8.64	$ 6.47	$ 10.74	$ 10.14
Income from Investment Operations
Net investment income (loss) C	.597	.653	.586	.722	.680
Net realized and unrealized gain (loss)	(.241)	1.193	2.046	(4.344)	.626
Total from investment operations	.356	1.846	2.632	(3.622)	1.306
Distributions from net investment income	(.640)	(.551)	(.467)	(.652)	(.708)
Distributions from net realized gain	-	(.020)	-	-	-
Total distributions	(.640)	(.571)	(.467)	(.652)	(.708)
Redemption fees added to paid in capital C	.004	.005	.005	.004	.002
Net asset value, end of period	$ 9.64	$ 9.92	$ 8.64	$ 6.47	$ 10.74
Total Return A, B	3.56%	22.09%	43.50%	(35.36)%	13.16%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.02%	1.05%	1.04%	1.02%
Expenses net of fee waivers, if any	1.02%	1.02%	1.05%	1.04%	1.02%
Expenses net of all reductions	1.02%	1.02%	1.05%	1.04%	1.02%
Net investment income (loss)	5.94%	7.04%	8.70%	7.67%	6.36%
Supplemental Data
Net assets, end of period (in millions)	$ 543	$ 645	$ 678	$ 542	$ 1,138
Portfolio turnover rate E	68%	53%	49%	45%	35%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.82	$ 8.56	$ 6.41	$ 10.65	$ 10.06
Income from Investment Operations
Net investment income (loss) C	.519	.581	.532	.652	.599
Net realized and unrealized gain (loss)	(.245)	1.180	2.033	(4.309)	.621
Total from investment operations	.274	1.761	2.565	(3.657)	1.220
Distributions from net investment income	(.568)	(.486)	(.420)	(.587)	(.632)
Distributions from net realized gain	-	(.020)	-	-	-
Total distributions	(.568)	(.506)	(.420)	(.587)	(.632)
Redemption fees added to paid in capital C	.004	.005	.005	.004	.002
Net asset value, end of period	$ 9.53	$ 9.82	$ 8.56	$ 6.41	$ 10.65
Total Return A, B	2.75%	21.20%	42.62%	(35.83)%	12.36%
Ratios to Average Net Assets D, F
Expenses before reductions	1.75%	1.74%	1.76%	1.77%	1.74%
Expenses net of fee waivers, if any	1.75%	1.74%	1.75%	1.75%	1.74%
Expenses net of all reductions	1.74%	1.74%	1.75%	1.75%	1.74%
Net investment income (loss)	5.21%	6.32%	8.00%	6.96%	5.64%
Supplemental Data
Net assets, end of period (in millions)	$ 38	$ 52	$ 65	$ 59	$ 141
Portfolio turnover rate E	68%	53%	49%	45%	35%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.86	$ 8.59	$ 6.44	$ 10.69	$ 10.09
Income from Investment Operations
Net investment income (loss) C	.518	.581	.536	.645	.595
Net realized and unrealized gain (loss)	(.237)	1.186	2.025	(4.318)	.629
Total from investment operations	.281	1.767	2.561	(3.673)	1.224
Distributions from net investment income	(.565)	(.482)	(.416)	(.581)	(.626)
Distributions from net realized gain	-	(.020)	-	-	-
Total distributions	(.565)	(.502)	(.416)	(.581)	(.626)
Redemption fees added to paid in capital C	.004	.005	.005	.004	.002
Net asset value, end of period	$ 9.58	$ 9.86	$ 8.59	$ 6.44	$ 10.69
Total Return A, B	2.81%	21.20%	42.32%	(35.83)%	12.37%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.77%	1.81%	1.81%	1.79%
Expenses net of fee waivers, if any	1.77%	1.77%	1.81%	1.81%	1.79%
Expenses net of all reductions	1.77%	1.77%	1.81%	1.81%	1.79%
Net investment income (loss)	5.19%	6.29%	7.94%	6.90%	5.59%
Supplemental Data
Net assets, end of period (in millions)	$ 164	$ 186	$ 185	$ 131	$ 237
Portfolio turnover rate E	68%	53%	49%	45%	35%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 8.22	$ 6.18	$ 10.29	$ 9.74
Income from Investment Operations
Net investment income (loss) B	.595	.642	.570	.701	.673
Net realized and unrealized gain (loss)	(.233)	1.128	1.949	(4.140)	.607
Total from investment operations	.362	1.770	2.519	(3.439)	1.280
Distributions from net investment income	(.666)	(.575)	(.484)	(.675)	(.732)
Distributions from net realized gain	-	(.020)	-	-	-
Total distributions	(.666)	(.595)	(.484)	(.675)	(.732)
Redemption fees added to paid in capital B	.004	.005	.005	.004	.002
Net asset value, end of period	$ 9.10	$ 9.40	$ 8.22	$ 6.18	$ 10.29
Total Return A	3.83%	22.33%	43.81%	(35.17)%	13.46%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.78%	.81%	.80%	.80%
Expenses net of fee waivers, if any	.77%	.78%	.81%	.80%	.80%
Expenses net of all reductions	.77%	.78%	.81%	.80%	.80%
Net investment income (loss)	6.19%	7.28%	8.94%	7.91%	6.58%
Supplemental Data
Net assets, end of period (in millions)	$ 498	$ 1,336	$ 1,245	$ 1,190	$ 1,202
Portfolio turnover rate D	68%	53%	49%	45%	35%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, partnerships, equity-debt classifications, market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 85,750
Gross unrealized depreciation	(213,026)
Net unrealized appreciation (depreciation) on securities and other investments	$ (127,276)

Tax Cost	$ 2,027,234

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 26,335
Capital loss carryforward	$ (526,595)
Net unrealized appreciation (depreciation)	$ (127,276)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 166,513	$ 186,795

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,572,738 and $2,632,695, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,814	$ 32
Class T	-%	.25%	1,527	8
Class B	.65%	.25%	415	300
Class C	.75%	.25%	1,814	132
			$ 5,570	$ 472

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 33
Class T	13
Class B*	80
Class C*	17
$ 143

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,221.17
Class T	972.16
Class B	107.23
Class C	288.16
Institutional Class	1,296.15
	$ 3,884

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind. During the period, 92,060 shares of the Fund held by affiliated entities were redeemed for cash and securities, including accrued interest, with a value of $900,346. The net realized gain of $85,792 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $35. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $69 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 46,354	$ 42,194
Class T	39,316	39,180
Class B	2,708	3,195
Class C	10,342	9,712
Institutional Class	67,793	85,781
Total	$ 166,513	$ 180,062
From net realized gain
Class A	$ -	$ 1,611
Class T	-	1,555
Class B	-	148
Class C	-	423
Institutional Class	-	2,996
Total	$ -	$ 6,733

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	19,681	27,181	$ 198,507	$ 255,873
Reinvestment of distributions	3,599	3,772	35,909	34,764
Shares redeemed	(27,768)	(39,539)	(277,447)	(364,969)
Net increase (decrease)	(4,488)	(8,586)	$ (43,031)	$ (74,332)
Class T
Shares sold	9,921	10,014	$ 99,643	$ 92,905
Reinvestment of distributions	3,282	3,733	32,888	34,520
Shares redeemed	(21,905)	(27,138)	(220,231)	(250,148)
Net increase (decrease)	(8,702)	(13,391)	$ (87,700)	$ (122,723)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class B
Shares sold	382	511	$ 3,817	$ 4,680
Reinvestment of distributions	186	251	1,848	2,296
Shares redeemed	(1,880)	(3,020)	(18,681)	(27,812)
Net increase (decrease)	(1,312)	(2,258)	$ (13,016)	$ (20,836)
Class C
Shares sold	3,021	3,113	$ 30,336	$ 28,694
Reinvestment of distributions	716	754	7,129	6,929
Shares redeemed	(5,455)	(6,495)	(54,167)	(59,691)
Net increase (decrease)	(1,718)	(2,628)	$ (16,702)	$ (24,068)
Institutional Class
Shares sold	30,116	43,361	$ 289,031	$ 382,987
Reinvestment of distributions	5,723	8,486	54,282	74,645
Shares redeemed	(123,280) A	(61,221)	(1,196,789) A	(538,435)
Net increase (decrease)	(87,441)	(9,374)	$ (853,476)	$ (80,803)

A Amount includes in-kind redemptions (see Note 6: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $89,980,324 of distributions paid during the period January 1, 2011 to October 31, 2011, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor High Income Advantage Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 27% means that 73% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

HY-UANN-1211
1.784750.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

High Income Advantage

Fund - Institutional Class

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting chairman's photo appears here)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting chairman's signiture appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	3.83%	6.08%	9.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Institutional Class on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, returned 4.82% for the 12 months ending October 31, 2011, a period that witnessed dramatic swings in the market. The index moved sharply higher during the first nine months, extending an impressive two-plus-year rally amid healthy corporate earnings, plentiful liquidity and low default rates. Companies took advantage of historically low interest rates to refinance and extend their bond maturities. This led to record new issuance at the same time that high yield attracted demand from yield-hungry investors, helping push bond prices higher. However, August brought with it a sharp spike in market volatility due to signs of slowing global economic growth, the political stalemate over raising the U.S. debt ceiling, a widening financial crisis in Europe and the downgrade by Standard & Poor's of its long-term U.S. sovereign credit rating. Technical factors of supply and demand also turned decidedly negative through September, helping fuel the two largest monthly declines in the index since late 2008, effectively wiping out most of the gains from earlier in the period. But a sharp recovery helped right the ship, as October saw the index's largest monthly increase in roughly two years, driven in part by attractive valuations resulting from the late-period sell-off.

Comments from Harley Lank, Portfolio Manager of Fidelity Advisor® High Income Advantage Fund: For the year, the fund's Institutional Class shares returned 3.83%, underperforming the BofA Merrill Lynch index. Unfavorable security selection in technology, automotive/auto parts and telecommunications hurt. The fund's non-rated holdings underperformed those found in the index, and its small out-of-benchmark investment in convertible bonds also detracted. The biggest individual detractors included untimely ownership in flash-memory producer Spansion, an out-of-benchmark investment in General Motors, wireless telecom providers Sprint Nextel and Clearwire, and untimely ownership of Ally Financial. Contributions came from strong security selection in chemicals, energy and gaming. The fund's positions in equities and floating-rate bank loans also helped, as did its holdings in bonds rated CCC and below. Chemicals firms Tronox and Georgia Gulf were the top individual contributors, followed by Macau casino operator Melco Crown and ambulance operator Rural/Metro. Some of the securities mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.03%
Actual		$ 1,000.00	$ 938.50	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Class T	1.02%
Actual		$ 1,000.00	$ 938.80	$ 4.98
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19
Class B	1.74%
Actual		$ 1,000.00	$ 934.80	$ 8.49
HypotheticalA		$ 1,000.00	$ 1,016.43	$ 8.84
Class C	1.76%
Actual		$ 1,000.00	$ 935.00	$ 8.58
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94
Institutional Class	.76%
Actual		$ 1,000.00	$ 939.60	$ 3.72
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2011
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
International Lease Finance Corp.	3.1	2.2
GMAC LLC	3.1	2.8
CIT Group, Inc.	2.1	3.3
Sequa Corp.	1.9	1.7
Freescale Semiconductor, Inc.	1.6	1.9
	11.8
Top Five Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	13.2	9.5
Technology	9.3	9.8
Healthcare	9.2	9.4
Diversified Financial Services	8.5	7.8
Electric Utilities	8.2	8.5
Quality Diversification (% of fund's net assets)
As of October 31, 2011	As of April 30, 2011
AAA,AA,A 0.0%	AAA,AA,A 0.1%
BBB 0.6%	BBB 0.3%
BB 15.5%	BB 11.1%
B 43.8%	B 39.1%
CCC,CC,C 15.8%	CCC,CC,C 17.1%
Not Rated 1.9%	Not Rated 4.4%
Equities 15.1%	Equities 24.7%
Short-Term Investments and Net Other Assets 7.3%	Short-Term Investments and Net Other Assets 3.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2011 *		As of April 30, 2011 **
	Nonconvertible Bonds 65.6%		Nonconvertible Bonds 61.1%
	Convertible Bonds, Preferred Stocks 5.6%		Convertible Bonds, Preferred Stocks 7.9%
	Common Stocks 10.1%		Common Stocks 17.9%
	Floating Rate Loans 11.4%		Floating Rate Loans 9.9%
	Short-Term Investments and Net Other Assets 7.3%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	12.7%	** Foreign investments	11.2%

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Corporate Bonds - 66.2%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.6%
Air Transportation - 0.2%
UAL Corp. 4.5% 6/30/21 (e)	$ 3,692	$ 3,211
Energy - 0.2%
Headwaters, Inc. 2.5% 2/1/14	5,659	4,004
Telecommunications - 0.2%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	6,160	2,811
TOTAL CONVERTIBLE BONDS		10,026
Nonconvertible Bonds - 65.6%
Aerospace - 1.4%
ADS Tactical, Inc. 11% 4/1/18 (e)	930	923
Sequa Corp.:
11.75% 12/1/15 (e)	14,243	15,026
13.5% 12/1/15 pay-in-kind (e)	10,873	11,471
		27,420
Air Transportation - 0.9%
American Airlines Pass Through Trust Series 2011-2 Class A, 8.625% 4/15/23	2,215	2,215
American Airlines, Inc. pass-thru trust certificates 10.18% 1/2/13	974	878
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22	1,004	974
3.4522% 6/2/13 (h)	4,897	4,628
7.339% 4/19/14	956	932
Continental Airlines, Inc. 9.25% 5/10/17	1,739	1,791
Delta Air Lines, Inc. pass-thru trust certificates 7.779% 1/2/12	17	17
United Air Lines, Inc. 9.875% 8/1/13 (e)	1,328	1,391
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17	3,131	3,445
		16,271
Automotive - 2.9%
Delphi Corp.:
5.875% 5/15/19 (e)	2,735	2,749
6.125% 5/15/21 (e)	2,540	2,553
Exide Technologies 8.625% 2/1/18	1,189	1,180
Ford Motor Co.:
6.625% 10/1/28	245	262
7.45% 7/16/31	8,165	9,716
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Automotive - continued
Ford Motor Credit Co. LLC:
5.75% 2/1/21	$ 12,909	$ 13,651
5.875% 8/2/21	5,875	6,279
General Motors Acceptance Corp. 8% 11/1/31	3,665	3,692
General Motors Corp.:
6.75% 5/1/28 (c)	547	4
7.125% 7/15/13 (c)	1,583	11
7.2% 1/15/11 (c)	3,997	27
7.4% 9/1/25 (c)	273	2
7.7% 4/15/16 (c)	980	7
8.25% 7/15/23 (c)	7,625	51
8.375% 7/15/33 (c)	23,416	157
General Motors Financial Co., Inc. 6.75% 6/1/18 (e)	8,995	9,040
International Automotive Components Group SA 9.125% 6/1/18 (e)	2,515	2,402
Tenneco, Inc. 6.875% 12/15/20	3,362	3,429
		55,212
Banks & Thrifts - 2.5%
Bank of America Corp. 8% (f)(h)	1,090	997
GMAC LLC:
8% 12/31/18	25,574	25,318
8% 11/1/31	21,582	21,420
Washington Mutual Bank 5.5% 1/15/13 (c)	10,000	10
		47,745
Broadcasting - 0.7%
AMC Networks, Inc. 7.75% 7/15/21 (e)	500	535
Clear Channel Communications, Inc.:
5% 3/15/12	7,100	7,029
5.5% 9/15/14	3,890	2,956
5.5% 12/15/16	1,938	1,027
Gray Television, Inc. 10.5% 6/29/15	1,317	1,231
Univision Communications, Inc. 6.875% 5/15/19 (e)	280	270
		13,048
Building Materials - 0.4%
Associated Materials LLC 9.125% 11/1/17	1,054	943
Building Materials Corp. of America 6.75% 5/1/21 (e)	1,940	2,013
Cemex Finance LLC 9.5% 12/14/16 (e)	4,060	3,542
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Building Materials - continued
Masonite International Corp. 8.25% 4/15/21 (e)	$ 870	$ 835
Ply Gem Industries, Inc. 8.25% 2/15/18	455	419
		7,752
Cable TV - 1.4%
Bresnan Broadband Holdings LLC 8% 12/15/18 (e)	1,214	1,238
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (e)	908	949
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 13.5% 11/30/16	9,145	10,540
DISH DBS Corp. 6.75% 6/1/21	5,260	5,378
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.5% 3/15/19 (e)	705	726
UPCB Finance III Ltd. 6.625% 7/1/20 (e)	7,100	7,029
		25,860
Capital Goods - 0.1%
Briggs & Stratton Corp. 6.875% 12/15/20	1,285	1,311
Chemicals - 0.4%
Kinove German Bondco GmbH 9.625% 6/15/18 (e)	1,750	1,689
Lyondell Chemical Co. 11% 5/1/18	995	1,108
Polymer Group, Inc. 7.75% 2/1/19 (e)	877	895
Rain CII Carbon LLC/CII Carbon Corp. 8% 12/1/18 (e)	1,857	1,913
Solutia, Inc. 8.75% 11/1/17	856	929
TPC Group LLC 8.25% 10/1/17	1,189	1,204
		7,738
Consumer Products - 0.3%
Reddy Ice Corp. 11.25% 3/15/15	6,095	5,760
Containers - 2.1%
ARD Finance SA 11.125% 6/1/18 pay-in-kind (e)	2,465	2,219
Ardagh Packaging Finance PLC:
7.375% 10/15/17 (e)	646	659
9.125% 10/15/20 (e)	2,379	2,379
Crown Americas LLC/Crown Americas Capital Corp. III 6.25% 2/1/21 (e)	2,954	3,050
Pretium Packaging LLC/Pretium Finance, Inc. 11.5% 4/1/16 (e)	4,480	4,390
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
7.125% 4/15/19 (e)	3,876	3,954
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Containers - continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA: - continued
9% 4/15/19 (e)	$ 1,135	$ 1,092
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
6.875% 2/15/21 (e)	7,339	7,412
8.25% 2/15/21 (e)	6,144	5,622
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) 7.875% 8/15/19 (e)	8,387	8,785
		39,562
Diversified Financial Services - 7.5%
Aircastle Ltd. 9.75% 8/1/18	1,065	1,129
CIT Group, Inc.:
6.625% 4/1/18 (e)	5,055	5,156
7% 5/4/15 (e)	16,561	16,478
7% 5/2/17 (e)	17,535	17,403
Emdeon, Inc. 11% 12/31/19 (e)(g)	2,670	2,777
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8% 1/15/18	8,955	9,112
Ineos Finance PLC 9% 5/15/15 (e)	1,754	1,789
International Lease Finance Corp.:
5.25% 1/10/13	4,093	4,052
5.625% 9/20/13	10,655	10,495
5.65% 6/1/14	351	337
5.75% 5/15/16	6,040	5,738
5.875% 5/1/13	7,975	7,935
6.25% 5/15/19	7,845	7,402
6.625% 11/15/13	10,401	10,427
7.125% 9/1/18 (e)	10,309	10,644
8.625% 9/15/15	2,342	2,436
Penson Worldwide, Inc. 12.5% 5/15/17 (e)	2,364	1,773
Reliance Intermediate Holdings LP 9.5% 12/15/19 (e)	4,970	5,318
SLM Corp.:
8% 3/25/20	4,760	4,974
8.45% 6/15/18	10,025	10,649
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Diversified Financial Services - continued
Transportation Union LLC/Transportation Union Financing Corp. 11.375% 6/15/18	$ 5,080	$ 5,652
WM Finance Corp. 9.5% 6/15/16 (e)	800	846
		142,522
Diversified Media - 0.9%
Checkout Holding Corp. 0% 11/15/15 (e)	8,930	4,688
Clear Channel Worldwide Holdings, Inc. Series A, 9.25% 12/15/17	1,012	1,093
Lamar Media Corp. 7.875% 4/15/18	1,810	1,889
Liberty Media Corp.:
8.25% 2/1/30	469	453
8.5% 7/15/29	529	513
Nielsen Finance LLC/Nielsen Finance Co.:
7.75% 10/15/18	4,395	4,824
11.5% 5/1/16	2,313	2,660
11.625% 2/1/14	1,424	1,641
		17,761
Electric Utilities - 5.6%
Atlantic Power Corp. 9% 11/15/18 (e)	2,525	2,512
Calpine Corp. 7.875% 1/15/23 (e)	11,791	12,440
Energy Future Holdings Corp. 10% 1/15/20	8,903	9,170
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
10% 12/1/20	15,332	15,907
11% 10/1/21 (e)	10,347	9,830
GenOn Energy, Inc. 9.875% 10/15/20	3,110	3,266
InterGen NV 9% 6/30/17 (e)	23,189	23,972
Mirant Americas Generation LLC 8.5% 10/1/21	10,565	10,327
North American Energy Alliance LLC/North American Energy Alliance Finance Corp. 10.875% 6/1/16 (e)	4,572	4,915
Puget Energy, Inc. 6% 9/1/21	3,175	3,282
The AES Corp. 7.375% 7/1/21 (e)	2,400	2,556
TXU Corp.:
5.55% 11/15/14	7,735	4,950
6.5% 11/15/24	5,691	2,362
6.55% 11/15/34	4,295	1,782
		107,271
Energy - 5.8%
ATP Oil & Gas Corp. 11.875% 5/1/15	14,000	11,550
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Calfrac Holdings LP 7.5% 12/1/20 (e)	$ 2,002	$ 1,982
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
9.375% 5/1/19 (e)	945	907
9.375% 5/1/19 (e)	1,000	960
Crestwood Midstream Partners LP / Finance Corp. 7.75% 4/1/19 (e)	1,265	1,230
Dolphin Subsidiary II, Inc. 7.25% 10/15/21 (e)	4,405	4,768
Edgen Murray Corp. 12.25% 1/15/15	9,652	9,073
El Paso Energy Corp. 7.75% 1/15/32	1,399	1,612
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19 (e)	2,515	2,502
Expro Finance Luxembourg SCA 8.5% 12/15/16 (e)	9,365	8,897
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	2,435	2,155
Forbes Energy Services Ltd. 9% 6/15/19 (e)	2,080	1,966
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (e)	3,669	3,724
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 5/15/19 (e)	2,740	2,754
8.625% 4/15/20	6,212	6,849
McJunkin Red Man Corp. 9.5% 12/15/16	8,829	9,072
Offshore Group Investment Ltd.:
11.5% 8/1/15	3,923	4,256
11.5% 8/1/15 (e)	965	1,047
Oil States International, Inc. 6.5% 6/1/19	2,140	2,215
Petroleum Development Corp. 12% 2/15/18	5,637	6,116
Precision Drilling Corp.:
6.5% 12/15/21 (e)	495	522
6.625% 11/15/20	2,205	2,332
Pride International, Inc. 6.875% 8/15/20	1,839	2,221
RDS Ultra-Deepwater Ltd. 11.875% 3/15/17 (e)	2,175	2,322
Regency Energy Partners LP/Regency Energy Finance Corp. 6.875% 12/1/18	3,493	3,703
Star Gas Partners LP/Star Gas Finance Co. 8.875% 12/1/17	1,324	1,364
Trinidad Drilling Ltd. 7.875% 1/15/19 (e)	873	914
Venoco, Inc. 11.5% 10/1/17	5,041	5,243
Western Refining, Inc. 11.25% 6/15/17 (e)	7,100	7,810
		110,066
Entertainment/Film - 0.2%
Cinemark USA, Inc. 7.375% 6/15/21	1,085	1,074
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Entertainment/Film - continued
Livent, Inc. yankee 9.375% 10/15/04 (c)	$ 11,100	$ 0
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 8.25% 12/15/17 (e)	1,484	1,558
National CineMedia LLC 7.875% 7/15/21	2,050	2,060
		4,692
Environmental - 0.2%
Casella Waste Systems, Inc. 11% 7/15/14	1,225	1,311
Covanta Holding Corp. 7.25% 12/1/20	2,684	2,791
		4,102
Food & Drug Retail - 1.3%
Nutritional Sourcing Corp. 10.125% 8/1/09 (c)	7,424	0
Rite Aid Corp.:
7.5% 3/1/17	8,779	8,735
9.5% 6/15/17	12,514	11,263
10.375% 7/15/16	5,000	5,363
		25,361
Gaming - 1.8%
Ameristar Casinos, Inc. 7.5% 4/15/21 (e)	4,150	4,233
Harrah's Operating Co., Inc. 11.25% 6/1/17	5,680	6,134
MCE Finance Ltd. 10.25% 5/15/18	2,249	2,395
MGM Mirage, Inc.:
6.625% 7/15/15	11,694	10,992
6.875% 4/1/16	820	767
7.5% 6/1/16	4,333	4,095
9% 3/15/20	2,258	2,489
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind (e)(h)	3,095	2,615
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625% 4/15/16 (e)	330	342
		34,062
Healthcare - 7.2%
American Renal Holdings, Inc. 8.375% 5/15/18	1,235	1,291
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19	1,806	1,747
CDRT Merger Sub, Inc. 8.125% 6/1/19 (e)	3,470	3,453
DaVita, Inc.:
6.375% 11/1/18	2,439	2,451
6.625% 11/1/20	2,109	2,120
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
Fresenius Medical Care US Finance II, Inc. 6.5% 9/15/18 (e)	$ 995	$ 1,047
Giant Funding Corp. 8.25% 2/1/18 (e)	2,733	2,876
HCA Holdings, Inc. 7.75% 5/15/21 (e)	32,206	32,121
HCA, Inc.:
6.5% 2/15/20	16,395	17,174
7.5% 2/15/22	5,095	5,171
9.875% 2/15/17	603	659
IASIS Healthcare LLC/IASIS Capital Corp. 8.375% 5/15/19 (e)	9,680	8,930
Multiplan, Inc. 9.875% 9/1/18 (e)	4,604	4,765
Omega Healthcare Investors, Inc. 6.75% 10/15/22	2,631	2,664
Rotech Healthcare, Inc.:
10.5% 3/15/18	1,416	1,126
10.75% 10/15/15	1,218	1,163
Teleflex, Inc. 6.875% 6/1/19	2,515	2,603
Tenet Healthcare Corp.:
6.875% 11/15/31	11,513	9,556
8.875% 7/1/19	4,434	4,988
Valeant Pharmaceuticals International:
6.75% 8/15/21 (e)	6,697	6,496
7.25% 7/15/22 (e)	3,159	3,127
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. 7.75% 2/1/19	2,151	2,140
Vanguard Health Systems, Inc. 0% 2/1/16	216	141
VWR Funding, Inc. 10.25% 7/15/15 pay-in-kind (h)	18,239	18,877
		136,686
Homebuilders/Real Estate - 0.4%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	1,214	1,235
K. Hovnanian Enterprises, Inc. 6.25% 1/15/16	5,698	2,222
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	905	889
Standard Pacific Corp. 8.375% 1/15/21	2,860	2,603
		6,949
Insurance - 0.3%
UnumProvident Corp.:
6.75% 12/15/28	3,418	3,513
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Insurance - continued
UnumProvident Corp.: - continued
7.19% 2/1/28	$ 813	$ 906
USI Holdings Corp. 9.75% 5/15/15 (e)	1,100	1,048
		5,467
Leisure - 0.1%
NCL Corp. Ltd. 9.5% 11/15/18 (e)	788	831
Seven Seas Cruises S de RL LLC 9.125% 5/15/19 (e)	375	383
		1,214
Metals/Mining - 0.9%
Alpha Natural Resources, Inc.:
6% 6/1/19	2,610	2,558
6.25% 6/1/21	2,510	2,447
Boart Longyear Management Pty Ltd. 7% 4/1/21 (e)	1,215	1,227
Calcipar SA 6.875% 5/1/18 (e)	1,070	992
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (e)	2,972	2,861
8.25% 11/1/19 (e)	7,010	7,063
SunCoke Energy, Inc. 7.625% 8/1/19 (e)	695	695
		17,843
Paper - 0.6%
ABI Escrow Corp. 10.25% 10/15/18 (e)	8,607	9,511
Clearwater Paper Corp. 7.125% 11/1/18	664	687
Mercer International, Inc. 9.5% 12/1/17	783	793
Sappi Papier Holding AG 6.625% 4/15/21 (e)	555	488
Verso Paper Holdings LLC/Verso Paper, Inc. 4.004% 8/1/14 (h)	1,285	957
		12,436
Publishing/Printing - 0.6%
Cadmus Communications Corp. 8.375% 6/15/14	2,315	1,713
Cenveo Corp. 7.875% 12/1/13	8,215	6,777
Sheridan Group, Inc. 12.5% 4/15/14	2,720	2,394
		10,884
Restaurants - 0.2%
Landry's Restaurants, Inc. 11.625% 12/1/15	1,005	1,055
Roadhouse Financing, Inc. 10.75% 10/15/17	1,937	1,927
		2,982
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Services - 1.3%
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (e)(h)	$ 3,045	$ 3,144
Audatex North America, Inc. 6.75% 6/15/18 (e)	2,355	2,379
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (e)(h)	16,885	17,392
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (e)	1,770	1,735
		24,650
Shipping - 1.0%
CEVA Group PLC 8.375% 12/1/17 (e)	8,786	8,259
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	1,409	1,050
Navios Maritime Holdings, Inc.:
8.125% 2/15/19	2,339	1,754
8.875% 11/1/17	1,903	1,822
Navios South American Logisitcs, Inc./Navios Logistics Finance U.S., Inc. 9.25% 4/15/19 (e)	750	660
Swift Services Holdings, Inc. 10% 11/15/18	2,408	2,468
Western Express, Inc. 12.5% 4/15/15 (e)	6,070	3,612
		19,625
Steel - 0.1%
Aperam:
7.375% 4/1/16 (e)	675	608
7.75% 4/1/18 (e)	555	488
JMC Steel Group, Inc. 8.25% 3/15/18 (e)	1,562	1,546
		2,642
Super Retail - 0.6%
Asbury Automotive Group, Inc.:
7.625% 3/15/17	710	699
8.375% 11/15/20	788	788
Burlington Coat Factory Warehouse Corp. 10% 2/15/19 (e)	3,090	3,059
NBC Acquisition Corp. 11% 3/15/13 (c)	4,683	47
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (e)	4,544	4,817
Sonic Automotive, Inc. 9% 3/15/18	1,274	1,325
		10,735
Technology - 5.1%
Avaya, Inc.:
7% 4/1/19 (e)	7,857	7,562
10.125% 11/1/15 pay-in-kind (h)	10,805	9,563
Ceridian Corp. 12.25% 11/15/15 pay-in-kind (h)	5,495	4,643
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
Eastman Kodak Co.:
9.75% 3/1/18 (e)	$ 3,175	$ 2,238
10.625% 3/15/19 (e)	2,665	1,905
First Data Corp. 7.375% 6/15/19 (e)	4,865	4,816
Freescale Semiconductor, Inc.:
8.05% 2/1/20	4,665	4,455
9.25% 4/15/18 (e)	5,222	5,627
10.125% 3/15/18 (e)	11,261	12,359
Lucent Technologies, Inc.:
6.45% 3/15/29	22,470	19,774
6.5% 1/15/28	5,415	4,738
NXP BV/NXP Funding LLC:
9.75% 8/1/18 (e)	1,956	2,142
10% 7/15/13 (e)	6,514	7,068
Spansion LLC:
7.875% 11/15/17 (e)	1,601	1,569
11.25% 1/15/16 (c)(e)	15,415	1,109
SS&C Technologies, Inc. 11.75% 12/1/13	1,099	1,107
Telcordia Technologies, Inc. 11% 5/1/18 (e)	2,368	2,948
Viasystems, Inc. 12% 1/15/15 (e)	2,929	3,156
		96,779
Telecommunications - 10.6%
Broadview Networks Holdings, Inc. 11.375% 9/1/12	910	751
Citizens Communications Co. 7.875% 1/15/27	4,949	4,318
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (e)	22,371	19,127
Clearwire Escrow Corp. 12% 12/1/15 (e)	8,612	7,363
Digicel Group Ltd.:
8.25% 9/1/17 (e)	90	91
8.875% 1/15/15 (e)	26,635	26,635
10.5% 4/15/18 (e)	1,673	1,723
EH Holding Corp. 6.5% 6/15/19 (e)	10,170	10,373
Frontier Communications Corp. 8.25% 4/15/17	2,668	2,855
Intelsat Jackson Holdings SA:
7.25% 4/1/19 (e)	14,765	14,765
7.5% 4/1/21 (e)	8,085	8,085
Level 3 Escrow, Inc. 8.125% 7/1/19 (e)	4,000	3,940
Nextel Communications, Inc.:
5.95% 3/15/14	1,005	960
6.875% 10/31/13	13,500	13,331
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Nextel Communications, Inc.: - continued
7.375% 8/1/15	$ 17,738	$ 16,940
NII Capital Corp. 7.625% 4/1/21	7,015	7,278
Satelites Mexicanos SA de CV 9.5% 5/15/17	710	724
Sprint Capital Corp.:
6.875% 11/15/28	15,463	11,345
6.9% 5/1/19	16,951	14,112
Sprint Nextel Corp. 6% 12/1/16	25,599	22,271
Wind Acquisition Finance SA:
7.25% 2/15/18 (e)	2,581	2,491
11.75% 7/15/17 (e)	7,100	7,029
Windstream Corp. 7.5% 4/1/23	5,506	5,520
		202,027
Textiles & Apparel - 0.2%
Hanesbrands, Inc. 6.375% 12/15/20	3,994	4,014
TOTAL NONCONVERTIBLE BONDS		1,248,449
TOTAL CORPORATE BONDS (Cost $1,275,456)		1,258,475
Common Stocks - 10.0%
	Shares
Air Transportation - 0.3%
Delta Air Lines, Inc. (a)	600,817	5,119
Automotive - 2.6%
Dana Holding Corp. (a)	510,000	7,211
Delphi Corp. Class B (a)	655	13,460
Exide Technologies (a)	1,625,000	7,313
General Motors Co.	3,029	78
General Motors Co.:
warrants 7/10/16 (a)	142,145	2,409
warrants 7/10/19 (a)	142,145	1,677
Tenneco, Inc. (a)	204,200	6,681
TRW Automotive Holdings Corp. (a)	251,200	10,576
		49,405
Banks & Thrifts - 0.0%
Washington Mutual, Inc. (a)(j)	505,500	35
Broadcasting - 0.0%
Gray Television, Inc. (a)	494,070	939
Common Stocks - continued
	Shares	Value (000s)
Chemicals - 0.9%
Ferro Corp. (a)	308,200	$ 1,994
LyondellBasell Industries NV Class A	345,279	11,346
Tronox, Inc.	35,922	4,009
		17,349
Consumer Products - 0.2%
Sealy Corp., Inc. (a)(d)	2,421,636	3,754
Containers - 0.2%
Anchor Glass Container Corp. (a)	172,857	3,630
Electric Utilities - 0.6%
The AES Corp. (a)	1,077,509	12,090
Energy - 0.9%
Halliburton Co.	150,000	5,604
Kodiak Oil & Gas Corp. (a)(d)	1,564,251	10,809
		16,413
Gaming - 0.4%
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)(d)	532,625	6,109
Station Holdco LLC (i)(j)	1,801,739	1,261
Station Holdco LLC warrants 6/15/18 (a)(i)(j)	96,849	3
		7,373
Healthcare - 1.7%
Express Scripts, Inc. (a)	300,000	13,719
Tenet Healthcare Corp. (a)	2,207,534	10,442
Universal Health Services, Inc. Class B	200,000	7,994
		32,155
Homebuilders/Real Estate - 0.0%
Sabra Health Care REIT, Inc.	60,500	621
Leisure - 0.1%
Town Sports International Holdings, Inc. (a)	207,667	1,803
Metals/Mining - 0.1%
SunCoke Energy, Inc. (a)(d)	169,000	2,133
Publishing/Printing - 0.0%
HMH Holdings, Inc. (a)(j)	332,878	499
HMH Holdings, Inc. warrants 3/9/17 (a)(j)	182,417	9
		508
Technology - 1.9%
Facebook, Inc. Class B (j)	96,094	2,402
Flextronics International Ltd. (a)	1,847,300	12,128
Freescale Semiconductor Holdings I Ltd.	161,900	2,135
JDA Software Group, Inc. (a)	33,276	1,061
Common Stocks - continued
	Shares	Value (000s)
Technology - continued
Marvell Technology Group Ltd. (a)	334,726	$ 4,683
NXP Semiconductors NV (a)	275,000	4,942
Spansion, Inc. Class A (a)	81,640	840
Viasystems Group, Inc. (a)	60,987	1,256
Xerox Corp.	710,000	5,808
		35,255
Telecommunications - 0.1%
DigitalGlobe, Inc. (a)	65,090	1,328
Pendrell Corp. (a)	37,472	93
		1,421
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(j)	42,253	320
TOTAL COMMON STOCKS (Cost $248,201)		190,323
Preferred Stocks - 5.0%

Convertible Preferred Stocks - 2.4%
Automotive - 0.6%
General Motors Co. 4.75%	261,000	10,847
Diversified Financial Services - 0.4%
Citigroup, Inc. 7.50%	69,700	6,624
Electric Utilities - 0.4%
PPL Corp.:
8.75%	96,400	5,230
9.50%	44,400	2,524
		7,754
Energy - 0.1%
Apache Corp. 6.00%	21,900	1,233
Healthcare - 0.2%
Tenet Healthcare Corp. 7.00%	5,000	4,066
Homebuilders/Real Estate - 0.3%
Health Care REIT, Inc. Series I, 6.50%	133,100	6,572
Metals/Mining - 0.4%
AngloGold Ashanti Holdings Finance PLC 6.00%	159,100	8,155
TOTAL CONVERTIBLE PREFERRED STOCKS		45,251
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 2.6%
Banks & Thrifts - 0.7%
GMAC LLC 7.00% (e)	16,214	$ 12,079
Consumer Products - 1.3%
Revlon, Inc. Series A 12.75%	4,464,520	25,180
Diversified Financial Services - 0.6%
GMAC Capital Trust I Series 2, 8.125%	557,547	11,686
TOTAL NONCONVERTIBLE PREFERRED STOCKS		48,945
TOTAL PREFERRED STOCKS (Cost $153,004)		94,196
Investment Companies - 0.1%

2010 Swift Mandatory Common Exchange Security Trust CEF (e) (Cost $3,307)	300,600	2,815
Floating Rate Loans - 11.4%
	Principal Amount (000s)
Aerospace - 0.5%
Sequa Corp. term loan 3.6219% 12/3/14 (h)	$ 10,268	9,883
Air Transportation - 0.3%
US Airways Group, Inc. term loan 2.7458% 3/23/14 (h)	6,850	5,908
Broadcasting - 0.9%
Univision Communications, Inc. term loan 4.4958% 3/31/17 (h)	18,737	17,004
Capital Goods - 0.3%
Husky Intermediate, Inc. Tranche B, term loan 6.5% 6/30/18 (h)	6,593	6,561
Electric Utilities - 1.6%
Dynegy, Inc.:
(Coal) Tranche B, term loan 9.25% 8/5/16 (h)	331	324
(Gas) Tranche B, term loan 9.25% 8/5/16 (h)	614	614
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan 4.7574% 10/10/17 (h)	42,594	29,337
		30,275
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Energy - 0.4%
Frac Tech Holdings LLC Tranche B, term loan 6.25% 5/6/16 (h)	$ 8,319	$ 8,268
Food & Drug Retail - 0.5%
Sprouts Farmers Market LLC Tranche B, term loan 6% 4/18/18 (h)	8,870	8,604
Gaming - 0.2%
Harrah's Entertainment, Inc. Tranche B4, term loan 9.5% 10/31/16 (h)	3,460	3,494
Healthcare - 0.1%
Kinetic Concepts, Inc. Tranche B-1 term loan 7% 4/20/18 (h)	2,475	2,484
Homebuilders/Real Estate - 0.6%
Realogy Corp.:
Credit-Linked Deposit 4.4933% 10/10/16 (h)	861	756
term loan 4.5217% 10/10/16 (h)	12,901	11,320
		12,076
Leisure - 0.3%
Town Sports International LLC Tranche B, term loan 7% 5/11/18 (h)	5,225	5,147
Paper - 0.0%
White Birch Paper Co. Tranche 2LN, term loan 11/8/14 (c)	8,620	388
Restaurants - 0.4%
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 2.6231% 6/14/13 (h)	811	770
term loan 2.5625% 6/14/14	7,931	7,535
		8,305
Shipping - 0.2%
CEVA Group PLC:
Credit-Linked Deposit 3.3686% 11/4/13 (h)	306	278
EGL term loan 3.4281% 11/4/13 (h)	3,033	2,760
term loan 3.4281% 11/4/13 (h)	368	335
		3,373
Specialty Retailing - 0.2%
Claire's Stores, Inc. term loan 3.0274% 5/29/14 (h)	3,360	2,957
Eddie Bauer Holdings, Inc. term loan 4/1/14 (c)(h)	629	0
		2,957
Super Retail - 0.3%
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (h)	6,850	6,610
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Technology - 2.3%
Avaya, Inc. term loan 3.0643% 10/27/14 (h)	$ 10,227	$ 9,741
Ceridian Corp. term loan 3.2458% 11/8/14 (h)	6,287	5,769
First Data Corp.:
term loan 4.2447% 3/24/18 (h)	7,145	6,163
Tranche B1, term loan 2.9947% 9/24/14 (h)	5,575	5,143
Freescale Semiconductor, Inc. term loan 4.4894% 12/1/16 (h)	10,086	9,708
Kronos, Inc. Tranche 2LN, term loan 6.1186% 6/11/15 (h)	3,521	3,244
Sunquest Information Systems, Inc. Tranche 2 LN, term loan 9.75% 6/16/17 (h)	3,123	3,061
		42,829
Telecommunications - 2.3%
Airvana Networks Solutions, Inc. term loan 10% 3/25/15 (h)	3,078	3,078
Asurion LLC:
term loan 9% 5/24/19 (h)	9,360	9,173
Tranche B, term loan 5.5% 5/24/18 (h)	6,563	6,464
FairPoint Communications, Inc. term loan 6.5% 1/24/16 (h)	4,840	3,848
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind	18,220	18,006
term loan 6.875% 8/11/15	2,299	2,266
		42,835
TOTAL FLOATING RATE LOANS (Cost $232,313)		217,001
Money Market Funds - 7.2%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	123,158,392	123,158
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(k)	13,990,068	13,990
TOTAL MONEY MARKET FUNDS (Cost $137,148)		137,148
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $2,049,429)		1,899,958
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,546
NET ASSETS - 100%		$ 1,902,504
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $591,551,000 or 31.1% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,529,000 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 2,403
HMH Holdings, Inc.	8/1/08 - 3/9/10	$ 9,882
HMH Holdings, Inc. warrants 3/9/17	3/9/10	$ 52
Station Holdco LLC	6/17/11	$ 1,706
Station Holdco LLC warrants 6/15/18	10/28/08 - 12/1/08	$ 3,945
Washington Mutual, Inc.	10/3/08	$ 77
(k) Investment made with cash collateral received from securities on loan.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 136
Fidelity Securities Lending Cash Central Fund	35
Total	$ 171
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Georgia Gulf Corp.	$ 39,360	$ -	$ 57,457	$ -	$ -
Sealy Corp., Inc.	15,780	-	9,855	-	-
Total	$ 55,140	$ -	$ 67,312	$ -	$ -
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 74,949	$ 59,397	$ 13,959	$ 1,593
Consumer Staples	25,180	-	-	25,180
Energy	17,646	17,646	-	-
Financials	37,617	18,966	18,651	-
Health Care	36,221	32,155	4,066	-
Industrials	6,540	6,540	-	-
Information Technology	35,255	32,853	-	2,402
Materials	31,267	23,628	4,009	3,630
Utilities	19,844	14,614	5,230	-
Corporate Bonds	1,258,475	-	1,255,337	3,138
Investment Companies	2,815	-	2,815	-
Floating Rate Loans	217,001	-	217,001	-
Money Market Funds	137,148	137,148	-	-
Total Investments in Securities:	$ 1,899,958	$ 342,947	$ 1,521,068	$ 35,943
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ 625
Total Realized Gain (Loss)	(12,962)
Total Unrealized Gain (Loss)	13,480
Cost of Purchases	1,709
Proceeds of Sales	(1,259)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,593
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (539)
Equities - Consumer Staples
Beginning Balance	$ 25,537
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(357)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 25,180
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (357)
Equities - Information Technology
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1)
Cost of Purchases	2,403
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,402
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (1)
Equities - Materials
Beginning Balance	$ 3,327
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	303
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,630
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ 303
Equities - Telecommunication Services
Beginning Balance	$ 694
Total Realized Gain (Loss)	(4,096)
Total Unrealized Gain (Loss)	3,724
Cost of Purchases	-
Proceeds of Sales	(322)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ -
Corporate Bonds
Beginning Balance	$ 16,878
Total Realized Gain (Loss)	(4,389)
Total Unrealized Gain (Loss)	(14,398)
Cost of Purchases	19,165
Proceeds of Sales	(25,238)
Amortization/Accretion	(828)
Transfers in to Level 3	11,948
Transfers out of Level 3	-
Ending Balance	$ 3,138
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (14,400)
Floating Rate Loans
Beginning Balance	$ 81
Total Realized Gain (Loss)	11
Total Unrealized Gain (Loss)	(43)
Cost of Purchases	-
Proceeds of Sales	(49)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (43)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and includes the value of securities received or delivered through affiliated in-kind transactions. See Note 6 of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.3%
Netherlands	2.7%
Luxembourg	2.5%
Bermuda	2.1%
Canada	1.4%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	2.8%
100.0%
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $526,595,000 of which $14,895,000 and $511,700,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2011
Assets
Investment in securities, at value (including securities loaned of $12,847) - See accompanying schedule: Unaffiliated issuers (cost $1,912,281)	$ 1,762,810
Fidelity Central Funds (cost $137,148)	137,148
Total Investments (cost $2,049,429)		$ 1,899,958
Cash		3,796
Receivable for investments sold		20,642
Receivable for fund shares sold		2,245
Dividends receivable		406
Interest receivable		33,214
Distributions receivable from Fidelity Central Funds		19
Prepaid expenses		5
Other receivables		54
Total assets		1,960,339

Liabilities
Payable for investments purchased Regular delivery	$ 34,233
Delayed delivery	2,670
Payable for fund shares redeemed	3,559
Distributions payable	1,706
Accrued management fee	858
Distribution and service plan fees payable	398
Other affiliated payables	315
Other payables and accrued expenses	106
Collateral on securities loaned, at value	13,990
Total liabilities		57,835

Net Assets		$ 1,902,504
Net Assets consist of:
Paid in capital		$ 2,530,540
Undistributed net investment income		47,488
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(526,053)
Net unrealized appreciation (depreciation) on investments		(149,471)
Net Assets		$ 1,902,504

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($658,556 ÷ 68,648.5 shares)	$ 9.59

Maximum offering price per share (100/96.00 of $9.59)	$ 9.99
Class T: Net Asset Value and redemption price per share ($543,362 ÷ 56,384.2 shares)	$ 9.64

Maximum offering price per share (100/96.00 of $9.64)	$ 10.04
Class B: Net Asset Value and offering price per share ($38,104 ÷ 3,996.3 shares)A	$ 9.53

Class C: Net Asset Value and offering price per share ($164,293 ÷ 17,152.6 shares)A	$ 9.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($498,189 ÷ 54,750.2 shares)	$ 9.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2011
Investment Income
Dividends		$ 10,359
Interest		156,558
Income from Fidelity Central Funds		171
Total income		167,088

Expenses
Management fee	$ 13,592
Transfer agent fees	3,884
Distribution and service plan fees	5,570
Accounting and security lending fees	784
Custodian fees and expenses	47
Independent trustees' compensation	14
Registration fees	136
Audit	78
Legal	72
Miscellaneous	30
Total expenses before reductions	24,207
Expense reductions	(71)	24,136
Net investment income (loss)		142,952
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	97,165
Redemptions in-kind with affiliated entities	85,792
Other affiliated issuers	21,052
Foreign currency transactions	2
Total net realized gain (loss)		204,011
Change in net unrealized appreciation (depreciation) on investment securities		(207,014)
Net gain (loss)		(3,003)
Net increase (decrease) in net assets resulting from operations		$ 139,949

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 142,952	$ 206,396
Net realized gain (loss)	204,011	145,919
Change in net unrealized appreciation (depreciation)	(207,014)	222,342
Net increase (decrease) in net assets resulting from operations	139,949	574,657
Distributions to shareholders from net investment income	(166,513)	(180,062)
Distributions to shareholders from net realized gain	-	(6,733)
Total distributions	(166,513)	(186,795)
Share transactions - net increase (decrease)	(1,013,925)	(322,762)
Redemption fees	946	1,721
Total increase (decrease) in net assets	(1,039,543)	66,821

Net Assets
Beginning of period	2,942,047	2,875,226
End of period (including undistributed net investment income of $47,488 and undistributed net investment income of $79,340, respectively)	$ 1,902,504	$ 2,942,047

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 8.60	$ 6.44	$ 10.70	$ 10.10
Income from Investment Operations
Net investment income (loss) C	.593	.650	.587	.712	.677
Net realized and unrealized gain (loss)	(.238)	1.185	2.033	(4.326)	.629
Total from investment operations	.355	1.835	2.620	(3.614)	1.306
Distributions from net investment income	(.639)	(.550)	(.465)	(.650)	(.708)
Distributions from net realized gain	-	(.020)	-	-	-
Total distributions	(.639)	(.570)	(.465)	(.650)	(.708)
Redemption fees added to paid in capital C	.004	.005	.005	.004	.002
Net asset value, end of period	$ 9.59	$ 9.87	$ 8.60	$ 6.44	$ 10.70
Total Return A, B	3.57%	22.06%	43.51%	(35.41)%	13.22%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.03%	1.07%	1.07%	1.02%
Expenses net of fee waivers, if any	1.03%	1.03%	1.07%	1.07%	1.02%
Expenses net of all reductions	1.03%	1.03%	1.07%	1.07%	1.02%
Net investment income (loss)	5.93%	7.03%	8.68%	7.64%	6.36%
Supplemental Data
Net assets, end of period (in millions)	$ 659	$ 722	$ 703	$ 519	$ 823
Portfolio turnover rate E	68%	53%	49%	45%	35%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 8.64	$ 6.47	$ 10.74	$ 10.14
Income from Investment Operations
Net investment income (loss) C	.597	.653	.586	.722	.680
Net realized and unrealized gain (loss)	(.241)	1.193	2.046	(4.344)	.626
Total from investment operations	.356	1.846	2.632	(3.622)	1.306
Distributions from net investment income	(.640)	(.551)	(.467)	(.652)	(.708)
Distributions from net realized gain	-	(.020)	-	-	-
Total distributions	(.640)	(.571)	(.467)	(.652)	(.708)
Redemption fees added to paid in capital C	.004	.005	.005	.004	.002
Net asset value, end of period	$ 9.64	$ 9.92	$ 8.64	$ 6.47	$ 10.74
Total Return A, B	3.56%	22.09%	43.50%	(35.36)%	13.16%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.02%	1.05%	1.04%	1.02%
Expenses net of fee waivers, if any	1.02%	1.02%	1.05%	1.04%	1.02%
Expenses net of all reductions	1.02%	1.02%	1.05%	1.04%	1.02%
Net investment income (loss)	5.94%	7.04%	8.70%	7.67%	6.36%
Supplemental Data
Net assets, end of period (in millions)	$ 543	$ 645	$ 678	$ 542	$ 1,138
Portfolio turnover rate E	68%	53%	49%	45%	35%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.82	$ 8.56	$ 6.41	$ 10.65	$ 10.06
Income from Investment Operations
Net investment income (loss) C	.519	.581	.532	.652	.599
Net realized and unrealized gain (loss)	(.245)	1.180	2.033	(4.309)	.621
Total from investment operations	.274	1.761	2.565	(3.657)	1.220
Distributions from net investment income	(.568)	(.486)	(.420)	(.587)	(.632)
Distributions from net realized gain	-	(.020)	-	-	-
Total distributions	(.568)	(.506)	(.420)	(.587)	(.632)
Redemption fees added to paid in capital C	.004	.005	.005	.004	.002
Net asset value, end of period	$ 9.53	$ 9.82	$ 8.56	$ 6.41	$ 10.65
Total Return A, B	2.75%	21.20%	42.62%	(35.83)%	12.36%
Ratios to Average Net Assets D, F
Expenses before reductions	1.75%	1.74%	1.76%	1.77%	1.74%
Expenses net of fee waivers, if any	1.75%	1.74%	1.75%	1.75%	1.74%
Expenses net of all reductions	1.74%	1.74%	1.75%	1.75%	1.74%
Net investment income (loss)	5.21%	6.32%	8.00%	6.96%	5.64%
Supplemental Data
Net assets, end of period (in millions)	$ 38	$ 52	$ 65	$ 59	$ 141
Portfolio turnover rate E	68%	53%	49%	45%	35%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.86	$ 8.59	$ 6.44	$ 10.69	$ 10.09
Income from Investment Operations
Net investment income (loss) C	.518	.581	.536	.645	.595
Net realized and unrealized gain (loss)	(.237)	1.186	2.025	(4.318)	.629
Total from investment operations	.281	1.767	2.561	(3.673)	1.224
Distributions from net investment income	(.565)	(.482)	(.416)	(.581)	(.626)
Distributions from net realized gain	-	(.020)	-	-	-
Total distributions	(.565)	(.502)	(.416)	(.581)	(.626)
Redemption fees added to paid in capital C	.004	.005	.005	.004	.002
Net asset value, end of period	$ 9.58	$ 9.86	$ 8.59	$ 6.44	$ 10.69
Total Return A, B	2.81%	21.20%	42.32%	(35.83)%	12.37%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.77%	1.81%	1.81%	1.79%
Expenses net of fee waivers, if any	1.77%	1.77%	1.81%	1.81%	1.79%
Expenses net of all reductions	1.77%	1.77%	1.81%	1.81%	1.79%
Net investment income (loss)	5.19%	6.29%	7.94%	6.90%	5.59%
Supplemental Data
Net assets, end of period (in millions)	$ 164	$ 186	$ 185	$ 131	$ 237
Portfolio turnover rate E	68%	53%	49%	45%	35%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 8.22	$ 6.18	$ 10.29	$ 9.74
Income from Investment Operations
Net investment income (loss) B	.595	.642	.570	.701	.673
Net realized and unrealized gain (loss)	(.233)	1.128	1.949	(4.140)	.607
Total from investment operations	.362	1.770	2.519	(3.439)	1.280
Distributions from net investment income	(.666)	(.575)	(.484)	(.675)	(.732)
Distributions from net realized gain	-	(.020)	-	-	-
Total distributions	(.666)	(.595)	(.484)	(.675)	(.732)
Redemption fees added to paid in capital B	.004	.005	.005	.004	.002
Net asset value, end of period	$ 9.10	$ 9.40	$ 8.22	$ 6.18	$ 10.29
Total Return A	3.83%	22.33%	43.81%	(35.17)%	13.46%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.78%	.81%	.80%	.80%
Expenses net of fee waivers, if any	.77%	.78%	.81%	.80%	.80%
Expenses net of all reductions	.77%	.78%	.81%	.80%	.80%
Net investment income (loss)	6.19%	7.28%	8.94%	7.91%	6.58%
Supplemental Data
Net assets, end of period (in millions)	$ 498	$ 1,336	$ 1,245	$ 1,190	$ 1,202
Portfolio turnover rate D	68%	53%	49%	45%	35%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, partnerships, equity-debt classifications, market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 85,750
Gross unrealized depreciation	(213,026)
Net unrealized appreciation (depreciation) on securities and other investments	$ (127,276)

Tax Cost	$ 2,027,234

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 26,335
Capital loss carryforward	$ (526,595)
Net unrealized appreciation (depreciation)	$ (127,276)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 166,513	$ 186,795

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,572,738 and $2,632,695, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,814	$ 32
Class T	-%	.25%	1,527	8
Class B	.65%	.25%	415	300
Class C	.75%	.25%	1,814	132
			$ 5,570	$ 472

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 33
Class T	13
Class B*	80
Class C*	17
$ 143

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,221.17
Class T	972.16
Class B	107.23
Class C	288.16
Institutional Class	1,296.15
	$ 3,884

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind. During the period, 92,060 shares of the Fund held by affiliated entities were redeemed for cash and securities, including accrued interest, with a value of $900,346. The net realized gain of $85,792 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $35. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $69 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 46,354	$ 42,194
Class T	39,316	39,180
Class B	2,708	3,195
Class C	10,342	9,712
Institutional Class	67,793	85,781
Total	$ 166,513	$ 180,062
From net realized gain
Class A	$ -	$ 1,611
Class T	-	1,555
Class B	-	148
Class C	-	423
Institutional Class	-	2,996
Total	$ -	$ 6,733

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	19,681	27,181	$ 198,507	$ 255,873
Reinvestment of distributions	3,599	3,772	35,909	34,764
Shares redeemed	(27,768)	(39,539)	(277,447)	(364,969)
Net increase (decrease)	(4,488)	(8,586)	$ (43,031)	$ (74,332)
Class T
Shares sold	9,921	10,014	$ 99,643	$ 92,905
Reinvestment of distributions	3,282	3,733	32,888	34,520
Shares redeemed	(21,905)	(27,138)	(220,231)	(250,148)
Net increase (decrease)	(8,702)	(13,391)	$ (87,700)	$ (122,723)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class B
Shares sold	382	511	$ 3,817	$ 4,680
Reinvestment of distributions	186	251	1,848	2,296
Shares redeemed	(1,880)	(3,020)	(18,681)	(27,812)
Net increase (decrease)	(1,312)	(2,258)	$ (13,016)	$ (20,836)
Class C
Shares sold	3,021	3,113	$ 30,336	$ 28,694
Reinvestment of distributions	716	754	7,129	6,929
Shares redeemed	(5,455)	(6,495)	(54,167)	(59,691)
Net increase (decrease)	(1,718)	(2,628)	$ (16,702)	$ (24,068)
Institutional Class
Shares sold	30,116	43,361	$ 289,031	$ 382,987
Reinvestment of distributions	5,723	8,486	54,282	74,645
Shares redeemed	(123,280) A	(61,221)	(1,196,789) A	(538,435)
Net increase (decrease)	(87,441)	(9,374)	$ (853,476)	$ (80,803)

A Amount includes in-kind redemptions (see Note 6: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $89,980,324 of distributions paid during the period January 1, 2011 to October 31, 2011, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor High Income Advantage Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 27% means that 73% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

HYI-UANN-1211
1.784751.108

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting chairman's photo appears here)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting chairman's signature appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)†	0.35%	4.90%	7.07%
Class T (incl. 4.00% sales charge)†	0.45%	4.88%	7.01%
Class B (incl. contingent deferred sales charge) A	-1.07%	4.74%	6.97%
Class C (incl. contingent deferred sales charge) B	2.79%	4.96%	6.65%

† The current sales charge is as of April 1, 2007. Prior to April 1, 2007, the sales charge was 4.75% for Class A and 3.50% for Class T.

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Fund - Class A on October 31, 2001, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, returned 4.82% for the 12 months ending October 31, 2011, a period that witnessed dramatic swings in the market. The index moved sharply higher during the first nine months, extending an impressive two-plus-year rally amid healthy corporate earnings, plentiful liquidity and low default rates. Companies took advantage of historically low interest rates to refinance and extend their bond maturities. This led to record new issuance at the same time that high yield attracted demand from yield-hungry investors, helping push bond prices higher. However, August brought with it a sharp spike in market volatility due to signs of slowing global economic growth, the political stalemate over raising the U.S. debt ceiling, a widening financial crisis in Europe and the downgrade by Standard & Poor's of its long-term U.S. sovereign credit rating. Technical factors of supply and demand also turned decidedly negative through September, helping fuel the two largest monthly declines in the index since late 2008, effectively wiping out most of the gains from earlier in the period. But a sharp recovery helped right the ship, as October saw the index's largest monthly increase in roughly two years, driven in part by attractive valuations resulting from the late-period sell-off.

Comments from Matthew Conti, Portfolio Manager of Fidelity Advisor® High Income Fund: For the year ending October 31, 2011, the fund's Class A, Class T, Class B and Class C shares returned 4.53%, 4.63%, 3.81% and 3.77%, respectively (excluding sales charges), underperforming the BofA Merrill Lynch index. The fund benefited from good security selection in utilities and from an underweighting in banks. The fund's energy holdings also outperformed, while its holdings in technology, airlines and chemicals underperformed. Credit-quality positioning helped, as the fund was focused on the BB- and B-rated segments of the market that outperformed lower-rated CCC bonds, which we underweighted. Top individual contributions came from not owning index component BTA Bank - located in Kazakhstan - along with investments in integrated power provider NSG Holdings, casino operator MGM Mirage, natural gas exploration and production company Petrohawk, and utility GenOn Energy. Detractors included untimely ownership of credit-card processing company First Data - sold before period end - an out-of-benchmark investment in automaker General Motors, underweighting natural gas pipeline company El Paso, and holdings of Italian telecom provider Wind Acquisition and publisher Proquest.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.03%
Actual		$ 1,000.00	$ 991.40	$ 5.17
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Class T	1.06%
Actual		$ 1,000.00	$ 992.40	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class B	1.75%
Actual		$ 1,000.00	$ 987.90	$ 8.77
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class C	1.78%
Actual		$ 1,000.00	$ 987.70	$ 8.92
HypotheticalA		$ 1,000.00	$ 1,016.23	$ 9.05
Institutional Class	.85%
Actual		$ 1,000.00	$ 993.50	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2011
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
MGM Mirage, Inc.	2.4	1.1
Ford Motor Credit Co. LLC	2.4	2.3
CIT Group, Inc.	2.1	2.6
Intelsat Luxembourg Sa	1.6	1.1
Nextel Communications, Inc.	1.6	1.5
	10.1
Top Five Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.0	8.6
Telecommunications	11.0	10.7
Automotive	7.4	3.9
Healthcare	6.7	7.0
Electric Utilities	6.3	5.7
Quality Diversification (% of fund's net assets)
As of October 31, 2011	As of April 30, 2011
AAA,AA,A 0.0%	AAA,AA,A 0.5%
BBB 2.3%	BBB 2.9%
BB 30.1%	BB 29.4%
B 45.1%	B 47.1%
CCC,CC,C 14.0%	CCC,CC,C 11.1%
Not Rated 2.4%	Not Rated 3.2%
Equities 0.8%	Equities 0.7%
Short-Term Investments and Net Other Assets 5.3%	Short-Term Investments and Net Other Assets 5.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2011 *		As of April 30, 2011 **
	Nonconvertible Bonds 84.7%		Nonconvertible Bonds 87.4%
	Convertible Bonds, Preferred Stocks 0.7%		Convertible Bonds, Preferred Stocks 0.7%
	Common Stocks 0.1%		Common Stocks 0.0%
	Floating Rate Loans 9.2%		Floating Rate Loans 6.8%
	Short-Term Investments and Net Other Assets 5.3%		Short-Term Investments and Net Other Assets 5.1%
* Foreign investments	14.6%	** Foreign investments	12.6%

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Nonconvertible Bonds - 84.7%
	Principal Amount	Value
Aerospace - 0.5%
BE Aerospace, Inc. 6.875% 10/1/20	$ 1,480,000	$ 1,598,400
Huntington Ingalls Industries, Inc. 6.875% 3/15/18 (b)	2,715,000	2,715,000
		4,313,400
Air Transportation - 2.6%
American Airlines, Inc. 7.5% 3/15/16 (b)	2,570,000	2,145,950
AMR Corp. 9% 8/1/12	775,000	699,438
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,436,309	1,479,399
6.75% 9/15/15 (b)	5,315,000	5,321,378
Continental Airlines, Inc. 9.25% 5/10/17	1,909,614	1,966,903
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 1/2/16	1,375,000	1,258,125
6.75% 11/23/15	1,375,000	1,265,000
8.021% 8/10/22	1,412,577	1,377,263
8.954% 8/10/14	1,220,695	1,220,695
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	456,470	442,776
United Air Lines, Inc. 9.875% 8/1/13 (b)	485,000	508,038
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	1,064,589	958,130
9.75% 1/15/17	1,489,648	1,638,613
12% 1/15/16 (b)	512,323	537,940
		20,819,648
Automotive - 6.1%
American Axle & Manufacturing, Inc.:
7.75% 11/15/19	2,570,000	2,570,000
7.875% 3/1/17	1,765,000	1,694,400
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19 (b)	3,370,000	3,066,700
8.25% 6/15/21 (b)	4,690,000	4,244,450
Dana Holding Corp.:
6.5% 2/15/19	655,000	658,275
6.75% 2/15/21	1,210,000	1,228,150
Delphi Corp.:
5.875% 5/15/19 (b)	3,140,000	3,155,700
6.125% 5/15/21 (b)	1,670,000	1,678,350
Ford Motor Co. 7.45% 7/16/31	6,325,000	7,526,750
Ford Motor Credit Co. LLC:
3.875% 1/15/15	3,420,000	3,424,638
5% 5/15/18	2,135,000	2,174,959
6.625% 8/15/17	2,745,000	3,005,775
Nonconvertible Bonds - continued
	Principal Amount	Value
Automotive - continued
Ford Motor Credit Co. LLC: - continued
7% 4/15/15	$ 2,330,000	$ 2,539,700
8% 12/15/16	1,975,000	2,283,299
12% 5/15/15	4,250,000	5,312,500
General Motors Financial Co., Inc. 6.75% 6/1/18 (b)	1,800,000	1,809,000
Tenneco, Inc.:
6.875% 12/15/20	1,405,000	1,433,100
7.75% 8/15/18	1,160,000	1,212,200
		49,017,946
Banks & Thrifts - 0.3%
Ally Financial, Inc. 3.4784% 2/11/14 (d)	2,635,000	2,476,900
Broadcasting - 0.9%
Allbritton Communications Co. 8% 5/15/18	2,080,000	2,080,000
Univision Communications, Inc.:
6.875% 5/15/19 (b)	1,310,000	1,264,150
7.875% 11/1/20 (b)	825,000	825,000
8.5% 5/15/21 (b)	3,520,000	3,115,200
		7,284,350
Building Materials - 0.8%
Building Materials Corp. of America:
6.75% 5/1/21 (b)	1,725,000	1,789,688
6.875% 8/15/18 (b)	3,305,000	3,437,200
Headwaters, Inc. 7.625% 4/1/19	1,860,000	1,599,600
		6,826,488
Cable TV - 3.7%
Cablevision Systems Corp. 7.75% 4/15/18	960,000	1,005,600
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.5% 4/30/21	3,450,000	3,450,000
7% 1/15/19	1,600,000	1,652,000
7% 1/15/19	655,000	674,650
7.25% 10/30/17	2,945,000	3,077,525
7.875% 4/30/18	2,520,000	2,683,800
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (b)	7,265,000	7,591,925
CSC Holdings LLC:
6.75% 11/15/21 (b)	2,045,000	2,045,000
8.625% 2/15/19	1,270,000	1,441,450
Insight Communications, Inc. 9.375% 7/15/18 (b)	3,060,000	3,473,100
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.5% 3/15/19 (b)	660,000	679,800
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable TV - continued
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 8.125% 12/1/17 (b)	$ 355,000	$ 374,525
UPCB Finance III Ltd. 6.625% 7/1/20 (b)	1,665,000	1,648,350
		29,797,725
Capital Goods - 0.6%
Amsted Industries, Inc. 8.125% 3/15/18 (b)	2,795,000	2,934,750
Griffon Corp. 7.125% 4/1/18	2,210,000	2,099,500
		5,034,250
Chemicals - 1.2%
Celanese US Holdings LLC 6.625% 10/15/18	430,000	453,650
Huntsman International LLC 8.625% 3/15/20	1,375,000	1,405,938
Kinove German Bondco GmbH 9.625% 6/15/18 (b)	1,285,000	1,240,025
Lyondell Chemical Co.:
8% 11/1/17	1,025,000	1,160,813
11% 5/1/18	3,210,000	3,575,138
NOVA Chemicals Corp. 3.542% 11/15/13 (d)	1,630,000	1,609,625
		9,445,189
Consumer Products - 0.5%
NBTY, Inc. 9% 10/1/18	2,910,000	3,091,875
Visant Corp. 10% 10/1/17	1,135,000	1,098,113
		4,189,988
Containers - 1.2%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (b)	2,040,000	2,080,800
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 8.75% 5/15/18 (b)	870,000	841,725
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg):
7.875% 8/15/19 (b)	1,945,000	2,037,388
9.875% 8/15/19 (b)	1,900,000	1,900,000
Sealed Air Corp.:
8.125% 9/15/19 (b)	1,470,000	1,594,950
8.375% 9/15/21 (b)	1,470,000	1,587,600
		10,042,463
Diversified Financial Services - 5.3%
Aircastle Ltd. 9.75% 8/1/18	2,770,000	2,936,200
CIT Group, Inc.:
6.625% 4/1/18 (b)	2,045,000	2,085,900
7% 5/1/15	868	868
7% 5/4/15 (b)	3,154,000	3,138,230
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Financial Services - continued
CIT Group, Inc.: - continued
7% 5/1/16	$ 115	$ 115
7% 5/2/16 (b)	3,783,000	3,754,628
7% 5/2/17 (b)	7,931,000	7,871,518
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	3,990,000	4,089,750
8% 1/15/18	3,385,000	3,444,238
ILFC E-Capital Trust II 6.25% 12/21/65 (b)(d)	870,000	687,300
International Lease Finance Corp.:
5.65% 6/1/14	900,000	864,000
5.75% 5/15/16	2,310,000	2,194,500
8.625% 9/15/15	4,640,000	4,825,600
8.875% 9/1/17	3,060,000	3,243,600
Reliance Intermediate Holdings LP 9.5% 12/15/19 (b)	1,465,000	1,567,550
WM Finance Corp.:
9.5% 6/15/16 (b)	320,000	338,400
11.5% 10/1/18 (b)	1,885,000	1,875,575
		42,917,972
Diversified Media - 1.7%
Catalina Marketing Corp. 10.5% 10/1/15 pay-in-kind (b)(d)	2,885,000	2,744,356
Checkout Holding Corp. 0% 11/15/15 (b)	755,000	396,375
Nielsen Finance LLC/Nielsen Finance Co.:
7.75% 10/15/18	2,435,000	2,672,413
11.5% 5/1/16	941,000	1,082,150
11.625% 2/1/14	1,317,000	1,517,843
Quebecor Media, Inc.:
7.75% 3/15/16	2,700,000	2,760,750
7.75% 3/15/16	2,425,000	2,485,625
		13,659,512
Electric Utilities - 6.1%
Atlantic Power Corp. 9% 11/15/18 (b)	1,820,000	1,810,900
Calpine Construction Finance Co. LP 8% 6/1/16 (b)	3,580,000	3,812,700
Dynegy Holdings, Inc. 7.5% 6/1/15	2,155,000	1,470,788
GenOn Energy, Inc.:
9.5% 10/15/18	1,450,000	1,522,500
9.875% 10/15/20	1,400,000	1,470,000
InterGen NV 9% 6/30/17 (b)	2,470,000	2,553,363
IPALCO Enterprises, Inc. 5% 5/1/18 (b)	980,000	978,726
Mirant Americas Generation LLC:
8.5% 10/1/21	3,410,000	3,333,275
Nonconvertible Bonds - continued
	Principal Amount	Value
Electric Utilities - continued
Mirant Americas Generation LLC: - continued
9.125% 5/1/31	$ 3,815,000	$ 3,605,175
NSG Holdings II, LLC 7.75% 12/15/25 (b)	8,320,000	8,278,371
NV Energy, Inc. 6.25% 11/15/20	2,125,000	2,294,658
Otter Tail Corp. 9% 12/15/16	1,675,000	1,813,188
Puget Energy, Inc. 6.5% 12/15/20	2,115,000	2,204,888
RRI Energy, Inc. 7.625% 6/15/14	5,550,000	5,661,000
The AES Corp.:
7.375% 7/1/21 (b)	2,405,000	2,561,325
7.75% 10/15/15	1,630,000	1,744,100
8% 10/15/17	3,010,000	3,303,475
9.75% 4/15/16	905,000	1,027,175
		49,445,607
Energy - 11.6%
AmeriGas Partners LP/AmeriGas Finance Corp.:
6.25% 8/20/19	1,470,000	1,455,300
6.5% 5/20/21	2,205,000	2,182,950
Antero Resources Finance Corp.:
7.25% 8/1/19 (b)	1,855,000	1,901,375
9.375% 12/1/17	2,900,000	3,204,500
Calfrac Holdings LP 7.5% 12/1/20 (b)	1,705,000	1,687,950
Chesapeake Energy Corp.:
6.125% 2/15/21	1,625,000	1,698,125
6.875% 11/15/20	730,000	801,175
Chesapeake Midstream Partners LP/CHKM Finance Corp. 5.875% 4/15/21 (b)	440,000	444,400
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (b)	1,135,000	1,166,213
Clayton Williams Energy, Inc. 7.75% 4/1/19 (b)	415,000	383,875
Crestwood Midstream Partners LP / Finance Corp. 7.75% 4/1/19 (b)	940,000	914,150
Denbury Resources, Inc. 6.375% 8/15/21	1,555,000	1,593,875
Dolphin Subsidiary II, Inc. 6.5% 10/15/16 (b)	2,860,000	3,067,350
Edgen Murray Corp. 12.25% 1/15/15	3,295,000	3,097,300
Energy Transfer Equity LP 7.5% 10/15/20	1,845,000	1,992,600
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19 (b)	1,935,000	1,925,325
Expro Finance Luxembourg SCA 8.5% 12/15/16 (b)	4,830,000	4,588,500
Exterran Holdings, Inc. 7.25% 12/1/18 (b)	3,260,000	3,097,000
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	965,000	854,025
Forbes Energy Services Ltd. 9% 6/15/19 (b)	3,200,000	3,024,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Frac Tech Services LLLC/Frac Tech Finance, Inc. 7.125% 11/15/18 (b)	$ 980,000	$ 1,024,100
Frontier Oil Corp.:
6.875% 11/15/18	880,000	897,600
8.5% 9/15/16	1,990,000	2,099,450
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	805,000	811,038
Inergy LP/Inergy Finance Corp.:
6.875% 8/1/21	1,325,000	1,291,875
7% 10/1/18	1,590,000	1,590,000
Kinder Morgan Finance Co. LLC 6% 1/15/18 (b)	2,835,000	2,898,788
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 5/15/19 (b)	2,010,000	2,020,050
7.75% 2/1/21	1,660,000	1,759,600
8.625% 4/15/20	2,100,000	2,315,250
Markwest Energy Partners LP/Markwest Energy Finance Corp. 6.25% 6/15/22 (c)	1,910,000	1,957,750
McJunkin Red Man Corp. 9.5% 12/15/16	5,515,000	5,666,663
Offshore Group Investment Ltd.:
11.5% 8/1/15	2,610,000	2,831,850
11.5% 8/1/15 (b)	385,000	417,725
Oil States International, Inc. 6.5% 6/1/19	1,900,000	1,966,500
Pan American Energy LLC 7.875% 5/7/21 (b)	2,730,000	2,716,350
Petrohawk Energy Corp.:
6.25% 6/1/19	1,545,000	1,749,713
7.25% 8/15/18	1,160,000	1,322,400
10.5% 8/1/14	1,845,000	2,073,596
Pioneer Natural Resources Co.:
6.65% 3/15/17	2,715,000	2,952,563
7.5% 1/15/20	1,610,000	1,835,400
Precision Drilling Corp.:
6.5% 12/15/21 (b)	200,000	211,000
6.625% 11/15/20	1,760,000	1,861,200
Quicksilver Resources, Inc.:
7.125% 4/1/16	5,120,000	5,068,800
11.75% 1/1/16	1,520,000	1,725,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.875% 2/1/21 (b)	615,000	607,313
7.875% 10/15/18	1,830,000	1,866,600
Venoco, Inc. 8.875% 2/15/19	1,585,000	1,497,825
		94,116,187
Nonconvertible Bonds - continued
	Principal Amount	Value
Environmental - 0.3%
Covanta Holding Corp. 7.25% 12/1/20	$ 2,320,000	$ 2,412,765
Food & Drug Retail - 0.8%
Albertsons, Inc.:
7.45% 8/1/29	425,000	332,563
8% 5/1/31	325,000	273,000
Rite Aid Corp.:
8.625% 3/1/15	345,000	325,163
9.375% 12/15/15	1,085,000	1,014,475
9.5% 6/15/17	3,110,000	2,799,000
SUPERVALU, Inc. 8% 5/1/16	560,000	585,200
Tops Markets LLC 10.125% 10/15/15	1,045,000	1,055,450
		6,384,851
Food/Beverage/Tobacco - 0.3%
US Foodservice, Inc. 8.5% 6/30/19 (b)	2,120,000	2,040,500
Gaming - 4.1%
Ameristar Casinos, Inc. 7.5% 4/15/21 (b)	1,655,000	1,688,100
Chukchansi Economic Development Authority:
3.917% 11/15/12 (b)(d)	360,000	231,300
8% 11/15/13 (b)	935,000	610,088
CityCenter Holdings LLC/CityCenter Finance Corp.:
7.625% 1/15/16 (b)	3,700,000	3,811,000
11.5% 1/15/17 pay-in-kind (b)(d)	4,620,115	4,568,845
MGM Mirage, Inc.:
6.625% 7/15/15	6,210,000	5,837,400
6.75% 4/1/13	820,000	820,000
7.5% 6/1/16	1,805,000	1,705,725
7.625% 1/15/17	5,570,000	5,235,800
10% 11/1/16	2,235,000	2,302,050
11.375% 3/1/18	2,205,000	2,381,400
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind (b)(d)	1,875,000	1,584,375
Scientific Games Corp. 7.875% 6/15/16 (b)	1,005,000	1,020,075
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75% 8/15/20	1,590,000	1,737,075
		33,533,233
Healthcare - 6.0%
CDRT Merger Sub, Inc. 8.125% 6/1/19 (b)	4,075,000	4,054,625
Community Health Systems, Inc. 8.875% 7/15/15	3,840,000	3,916,800
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	950,000	783,750
10.875% 11/15/14	2,730,000	2,730,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
Endo Pharmaceuticals Holdings, Inc.:
7% 7/15/19 (b)	$ 1,030,000	$ 1,107,250
7.25% 1/15/22 (b)	1,030,000	1,107,250
HCA Holdings, Inc. 7.75% 5/15/21 (b)	2,300,000	2,294,250
HCA, Inc.:
6.5% 2/15/20	1,950,000	2,042,625
8.5% 4/15/19	1,710,000	1,876,725
9.875% 2/15/17	616,000	672,980
HealthSouth Corp. 7.25% 10/1/18	3,515,000	3,515,000
IASIS Healthcare LLC/IASIS Capital Corp. 8.375% 5/15/19 (b)	4,795,000	4,423,388
Mylan, Inc.:
6% 11/15/18 (b)	970,000	1,008,800
7.625% 7/15/17 (b)	2,055,000	2,265,638
Omega Healthcare Investors, Inc.:
6.75% 10/15/22	1,565,000	1,584,563
7% 1/15/16	2,895,000	2,960,138
7.5% 2/15/20	1,190,000	1,261,400
Senior Housing Properties Trust 6.75% 4/15/20	1,825,000	1,972,781
Valeant Pharmaceuticals International:
6.5% 7/15/16 (b)	4,305,000	4,283,475
6.75% 8/15/21 (b)	920,000	892,400
6.875% 12/1/18 (b)	3,290,000	3,273,550
7% 10/1/20 (b)	265,000	260,363
		48,287,751
Homebuilders/Real Estate - 3.1%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	2,775,000	2,823,563
KB Home 7.25% 6/15/18	2,955,000	2,482,200
Lennar Corp.:
5.6% 5/31/15	390,000	390,000
6.95% 6/1/18	1,240,000	1,215,200
12.25% 6/1/17	3,145,000	3,679,650
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21 (b)	1,780,000	1,771,100
Realogy Corp. 7.875% 2/15/19 (b)	3,085,000	2,730,225
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	2,820,000	2,770,650
Standard Pacific Corp.:
8.375% 5/15/18	4,635,000	4,246,587
Nonconvertible Bonds - continued
	Principal Amount	Value
Homebuilders/Real Estate - continued
Standard Pacific Corp.: - continued
8.375% 1/15/21	$ 1,725,000	$ 1,569,750
10.75% 9/15/16	1,650,000	1,707,750
		25,386,675
Hotels - 0.7%
FelCor Escrow Holdings, LLC 6.75% 6/1/19 (b)	2,420,000	2,232,450
Host Hotels & Resorts, Inc.:
5.875% 6/15/19 (b)	1,475,000	1,497,125
9% 5/15/17	1,415,000	1,581,263
		5,310,838
Leisure - 1.3%
Equinox Holdings, Inc. 9.5% 2/1/16 (b)	3,130,000	3,161,300
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17	1,280,000	1,356,800
NCL Corp. Ltd. 9.5% 11/15/18 (b)	1,295,000	1,366,225
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	950,000	996,265
yankee:
7.25% 6/15/16	1,470,000	1,550,850
7.5% 10/15/27	1,605,000	1,556,850
Universal City Development Partners Ltd./UCDP Finance, Inc. 8.875% 11/15/15	569,000	631,590
		10,619,880
Metals/Mining - 2.1%
Boart Longyear Management Pty Ltd. 7% 4/1/21 (b)	1,460,000	1,474,600
CONSOL Energy, Inc.:
8% 4/1/17	1,810,000	1,945,750
8.25% 4/1/20	505,000	550,450
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (b)	805,000	774,813
7% 11/1/15 (b)	6,340,000	6,244,900
8.25% 11/1/19 (b)	2,965,000	2,987,238
Vedanta Resources PLC:
6.75% 6/7/16 (b)	2,210,000	2,099,500
8.25% 6/7/21 (b)	1,015,000	964,250
		17,041,501
Paper - 0.1%
ABI Escrow Corp. 10.25% 10/15/18 (b)	935,000	1,033,175
Nonconvertible Bonds - continued
	Principal Amount	Value
Publishing/Printing - 0.4%
Houghton Mifflin Harcourt Publishing Co. 10.5% 6/1/19 (b)	$ 1,105,000	$ 817,700
ProQuest LLC/ProQuest Notes Co. 9% 10/15/18 (b)	2,515,000	2,062,300
		2,880,000
Services - 3.1%
ARAMARK Corp.:
3.754% 2/1/15 (d)	3,755,000	3,595,413
8.5% 2/1/15	2,260,000	2,327,800
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (b)(d)	3,535,000	3,649,888
Audatex North America, Inc. 6.75% 6/15/18 (b)	955,000	964,550
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14	1,164,000	1,172,730
7.75% 5/15/16	1,405,000	1,419,050
FTI Consulting, Inc. 6.75% 10/1/20	2,165,000	2,219,125
Hertz Corp.:
6.75% 4/15/19	2,760,000	2,787,600
7.5% 10/15/18	5,060,000	5,237,100
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (b)	1,655,000	1,621,900
		24,995,156
Shipping - 1.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	725,000	540,125
Navios Maritime Holdings, Inc. 8.875% 11/1/17	920,000	880,900
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	260,000	158,600
8.125% 3/30/18	1,980,000	1,539,450
Ship Finance International Ltd. 8.5% 12/15/13	3,995,000	3,795,250
Swift Services Holdings, Inc. 10% 11/15/18	4,495,000	4,607,375
Teekay Corp. 8.5% 1/15/20	745,000	720,788
		12,242,488
Steel - 1.8%
Essar Steel Algoma, Inc. 9.375% 3/15/15 (b)	3,440,000	3,268,000
JMC Steel Group, Inc. 8.25% 3/15/18 (b)	3,350,000	3,316,500
Severstal Columbus LLC 10.25% 2/15/18	4,400,000	4,620,000
Steel Dynamics, Inc.:
6.75% 4/1/15	645,000	651,450
7.625% 3/15/20	1,500,000	1,560,000
Tube City IMS Corp. 9.75% 2/1/15	1,156,000	1,150,220
		14,566,170
Nonconvertible Bonds - continued
	Principal Amount	Value
Super Retail - 2.0%
Burlington Coat Factory Warehouse Corp. 10% 2/15/19 (b)	$ 1,439,000	$ 1,424,610
J. Crew Group, Inc. 8.125% 3/1/19	3,175,000	3,048,000
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (b)	3,375,000	3,577,500
Sears Holdings Corp. 6.625% 10/15/18	2,835,000	2,466,450
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17	3,285,000	3,416,400
Toys 'R' Us, Inc. 7.375% 9/1/16 (b)	1,980,000	1,975,050
		15,908,010
Technology - 4.4%
Advanced Micro Devices, Inc. 7.75% 8/1/20	1,315,000	1,341,300
Amkor Technology, Inc.:
6.625% 6/1/21	1,685,000	1,583,900
7.375% 5/1/18	1,955,000	1,979,438
Avaya, Inc.:
9.75% 11/1/15	1,175,000	1,034,000
10.125% 11/1/15 pay-in-kind (d)	1,145,000	1,013,325
CDW Escrow Corp. 8.5% 4/1/19 (b)	1,750,000	1,710,625
Ceridian Corp.:
11.25% 11/15/15	1,315,000	1,111,175
12.25% 11/15/15 pay-in-kind (d)	945,000	798,525
CommScope, Inc. 8.25% 1/15/19 (b)	1,180,000	1,162,300
Jabil Circuit, Inc. 5.625% 12/15/20	1,040,000	1,030,848
Lucent Technologies, Inc.:
6.45% 3/15/29	6,835,000	6,014,800
6.5% 1/15/28	1,065,000	931,875
Sanmina-SCI Corp. 7% 5/15/19 (b)	6,045,000	5,833,425
Seagate HDD Cayman:
6.875% 5/1/20	620,000	601,400
7% 11/1/21 (b)	635,000	615,950
Seagate Technology HDD Holdings 6.8% 10/1/16	1,115,000	1,142,875
Sensata Technologies BV 6.5% 5/15/19 (b)	2,360,000	2,371,800
Spansion LLC 7.875% 11/15/17 (b)	3,065,000	3,003,700
SunGard Data Systems, Inc.:
7.375% 11/15/18	415,000	422,263
10.25% 8/15/15	2,155,000	2,219,650
		35,923,174
Telecommunications - 9.3%
Digicel Group Ltd.:
8.25% 9/1/17 (b)	3,135,000	3,166,350
8.875% 1/15/15 (b)	3,935,000	3,935,000
9.125% 1/15/15 pay-in-kind (b)(d)	2,800,000	2,800,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
EH Holding Corp. 6.5% 6/15/19 (b)	$ 865,000	$ 882,300
Equinix, Inc. 8.125% 3/1/18	1,960,000	2,141,300
Frontier Communications Corp. 8.125% 10/1/18	2,675,000	2,855,563
Global Crossing Ltd.:
9% 11/15/19 (b)	1,730,000	2,093,300
12% 9/15/15	1,940,000	2,226,150
Intelsat Jackson Holdings SA:
7.5% 4/1/21 (b)	1,370,000	1,370,000
9.5% 6/15/16	895,000	935,275
Intelsat Ltd. 11.25% 6/15/16	1,640,000	1,722,000
Intelsat Luxembourg SA:
11.25% 2/4/17	3,550,000	3,532,250
11.5% 2/4/17 pay-in-kind (b)(d)	1,900,000	1,857,250
11.5% 2/4/17 pay-in-kind (d)	8,214,248	8,132,106
MetroPCS Wireless, Inc. 7.875% 9/1/18	1,650,000	1,670,625
Nextel Communications, Inc.:
5.95% 3/15/14	5,460,000	5,214,300
6.875% 10/31/13	3,580,000	3,535,250
7.375% 8/1/15	4,635,000	4,426,425
NII Capital Corp. 8.875% 12/15/19	705,000	742,013
Qwest Communications International, Inc.:
7.125% 4/1/18	1,155,000	1,189,650
8% 10/1/15	1,860,000	2,008,800
Sprint Capital Corp. 8.75% 3/15/32	1,000,000	830,000
Sprint Nextel Corp. 6% 12/1/16	3,717,000	3,233,790
U.S. West Communications 7.5% 6/15/23	2,780,000	2,793,900
VimpelCom Holdings BV:
6.2546% 3/1/17 (b)	1,400,000	1,337,000
7.5043% 3/1/22 (b)	2,845,000	2,667,188
Wind Acquisition Finance SA:
7.25% 2/15/18 (b)	1,835,000	1,770,775
11.75% 7/15/17 (b)	3,070,000	3,039,300
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (b)(d)	3,324,543	3,025,957
		75,133,817
Textiles & Apparel - 0.3%
Hanesbrands, Inc. 6.375% 12/15/20	2,215,000	2,226,075
TOTAL NONCONVERTIBLE BONDS (Cost $667,712,539)		685,313,684
Common Stocks - 0.1%
	Shares	Value
Telecommunications - 0.1%
CUI Acquisition Corp. Class E (b) (Cost $864,258)	1	$ 592,559
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.5%
Automotive - 0.4%
General Motors Co. 4.75%	78,400	3,258,304
Electric Utilities - 0.1%
AES Trust III 6.75%	23,000	1,121,250
TOTAL CONVERTIBLE PREFERRED STOCKS		4,379,554
Nonconvertible Preferred Stocks - 0.2%
Banks & Thrifts - 0.2%
GMAC LLC 7.00% (b)	2,055	1,530,975
TOTAL PREFERRED STOCKS (Cost $6,577,185)		5,910,529
Floating Rate Loans - 9.2%
	Principal Amount
Air Transportation - 0.7%
Delta Air Lines, Inc. Tranche B, term loan 5.5% 4/20/17 (d)	$ 2,817,938	2,740,444
US Airways Group, Inc. term loan 2.7458% 3/23/14 (d)	3,800,947	3,278,317
		6,018,761
Automotive - 0.9%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (d)	3,311,700	3,096,440
Federal-Mogul Corp.:
Tranche B, term loan 2.1775% 12/27/14 (d)	2,567,008	2,400,153
Tranche C, term loan 2.1775% 12/27/15 (d)	1,545,160	1,444,725
		6,941,318
Broadcasting - 1.0%
Clear Channel Capital I LLC Tranche B, term loan 3.8958% 1/29/16 (d)	4,846,038	3,792,025
Univision Communications, Inc. term loan 4.4958% 3/31/17 (d)	4,777,117	4,335,234
		8,127,259
Floating Rate Loans - continued
	Principal Amount	Value
Cable TV - 0.4%
Harron Communications LP Tranche B, term loan 5.25% 10/6/17 (d)	$ 2,203,121	$ 2,159,058
UPC Broadband Holding BV Tranche AB, term loan 12/31/17	1,125,000	1,110,938
		3,269,996
Capital Goods - 0.5%
Husky Intermediate, Inc. Tranche B, term loan 6.5% 6/30/18 (d)	2,718,188	2,704,597
SRAM LLC.:
2nd LN, term loan 8.5% 12/7/18 (d)	320,000	320,000
Tranche B 1LN, term loan 4.7635% 6/7/18 (d)	962,207	952,585
		3,977,182
Chemicals - 0.3%
Ashland, Inc. Tranche B, term loan 3.75% 8/23/18 (d)	2,455,000	2,461,138
Consumer Products - 0.2%
Visant Corp. Tranche B, term loan 5.25% 12/22/16 (d)	2,064,400	1,961,180
Containers - 0.5%
Anchor Glass Container Corp.:
Tranche 1LN, term loan 6% 3/2/16 (d)	1,089,433	1,081,262
Tranche 2LN, term loan 10% 9/2/16 (d)	1,480,000	1,465,200
Sealed Air Corp. Tranche B, term loan 4.75% 10/3/18 (d)	1,576,050	1,589,840
		4,136,302
Electric Utilities - 0.1%
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (d)	447,750	447,750
Energy - 0.4%
Frac Tech Holdings LLC Tranche B, term loan 6.25% 5/6/16 (d)	3,556,927	3,534,875
Food & Drug Retail - 0.2%
SUPERVALU, Inc. Tranche B 3LN, term loan 4.5% 4/29/18 (d)	1,417,875	1,361,160
Gaming - 0.3%
Ameristar Casinos, Inc. Tranche B, term loan 4% 4/14/18 (d)	930,325	932,651
MGM Mirage, Inc. Tranche B, term loan 7% 2/21/14 (d)	1,705,000	1,658,113
		2,590,764
Healthcare - 0.7%
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (d)	2,184,025	2,134,884
Floating Rate Loans - continued
	Principal Amount	Value
Healthcare - continued
Endo Pharmaceuticals Holdings, Inc. Tranche B, term loan 4% 6/17/18 (d)	$ 639,691	$ 641,290
Quintiles Transnational Corp. Tranche B, term loan 5% 6/8/18 (d)	2,687,038	2,666,885
		5,443,059
Leisure - 0.2%
Six Flags, Inc. Tranche B, term loan 5.25% 6/30/16 (d)	1,215,000	1,221,075
Publishing/Printing - 0.1%
Newsday LLC term loan 10.5% 8/1/13	780,000	805,350
Services - 0.2%
U.S. Foodservice term loan 5.75% 3/31/17 (d)	1,910,400	1,795,776
Steel - 0.2%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (d)	1,467,625	1,452,949
Super Retail - 0.3%
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (d)	2,275,000	2,218,125
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (d)	331,650	326,675
		2,544,800
Technology - 0.4%
Avaya, Inc. Tranche B 3LN, term loan 4.8143% 10/26/17 (d)	2,347,690	2,159,875
CommScope, Inc. Tranche B, term loan 5% 1/14/18 (d)	218,900	216,711
Godaddy.Com, Inc. Tranche B, term loan 9/23/18	885,000	882,788
		3,259,374
Telecommunications - 1.6%
Asurion LLC:
term loan 9% 5/24/19 (d)	3,715,000	3,640,700
Tranche B, term loan 5.5% 5/24/18 (d)	1,915,011	1,886,286
Intelsat Jackson Holdings SA term loan 3.3911% 2/1/14 (d)	1,335,000	1,249,894
MetroPCS Wireless, Inc. Tranche B 3LN, term loan 4% 3/17/18 (d)	4,191,546	4,128,673
TowerCo Finance LLC Tranche B, term loan 5.25% 2/2/17 (d)	2,049,700	2,039,452
		12,945,005
TOTAL FLOATING RATE LOANS (Cost $74,563,964)		74,295,073
Money Market Funds - 5.0%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (a) (Cost $40,460,887)	40,460,887	$ 40,460,887
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $790,178,833)		806,572,732
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,430,383
NET ASSETS - 100%		$ 809,003,115
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $278,500,288 or 34.4% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 55,679
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,258,304	$ 3,258,304	$ -	$ -
Financials	1,530,975	-	1,530,975	-
Telecommunication Services	592,559	-	-	592,559
Utilities	1,121,250	1,121,250	-	-
Corporate Bonds	685,313,684	-	682,569,328	2,744,356
Floating Rate Loans	74,295,073	-	74,295,073	-
Money Market Funds	40,460,887	40,460,887	-	-
Total Investments in Securities:	$ 806,572,732	$ 44,840,441	$ 758,395,376	$ 3,336,915
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(323,943)
Cost of Purchases	592,559
Proceeds of Sales	-
Amortization/Accretion	(18,651)
Transfers in to Level 3	3,086,950
Transfers out of Level 3	-
Ending Balance	$ 3,336,915
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (323,943)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.4%
Luxembourg	3.5%
Bermuda	3.3%
Canada	2.2%
Australia	1.5%
Netherlands	1.1%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $749,717,946)	$ 766,111,845
Fidelity Central Funds (cost $40,460,887)	40,460,887
Total Investments (cost $790,178,833)		$ 806,572,732
Cash		154,766
Receivable for investments sold		6,208,735
Receivable for fund shares sold		1,271,637
Dividends receivable		35,962
Interest receivable		15,419,492
Distributions receivable from Fidelity Central Funds		3,516
Prepaid expenses		3,000
Other receivables		208
Total assets		829,670,048

Liabilities
Payable for investments purchased Regular delivery	$ 16,390,893
Delayed delivery	1,910,000
Payable for fund shares redeemed	922,832
Distributions payable	688,315
Accrued management fee	367,470
Distribution and service plan fees payable	181,575
Other affiliated payables	155,129
Other payables and accrued expenses	50,719
Total liabilities		20,666,933

Net Assets		$ 809,003,115
Net Assets consist of:
Paid in capital		$ 776,935,106
Undistributed net investment income		11,084,666
Accumulated undistributed net realized gain (loss) on investments		4,589,444
Net unrealized appreciation (depreciation) on investments		16,393,899
Net Assets		$ 809,003,115

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($264,109,868 ÷ 31,503,182 shares)	$ 8.38

Maximum offering price per share (100/96.00 of $8.38)	$ 8.73
Class T: Net Asset Value and redemption price per share ($92,746,318 ÷ 11,079,978 shares)	$ 8.37

Maximum offering price per share (100/96.00 of $8.37)	$ 8.72
Class B: Net Asset Value and offering price per share ($19,647,252 ÷ 2,349,290 shares)A	$ 8.36

Class C: Net Asset Value and offering price per share ($120,709,986 ÷ 14,431,785 shares)A	$ 8.36

Institutional Class: Net Asset Value, offering price and redemption price per share ($311,789,691 ÷ 37,134,754 shares)	$ 8.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 281,499
Interest		66,445,243
Income from Fidelity Central Funds		55,679
Total income		66,782,421

Expenses
Management fee	$ 4,802,022
Transfer agent fees	1,714,615
Distribution and service plan fees	2,419,674
Accounting fees and expenses	312,694
Custodian fees and expenses	20,796
Independent trustees' compensation	4,707
Registration fees	105,692
Audit	66,380
Legal	9,510
Miscellaneous	8,095
Total expenses before reductions	9,464,185
Expense reductions	(97,895)	9,366,290
Net investment income (loss)		57,416,131
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		38,689,314
Change in net unrealized appreciation (depreciation) on investment securities		(59,527,068)
Net gain (loss)		(20,837,754)
Net increase (decrease) in net assets resulting from operations		$ 36,578,377

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 57,416,131	$ 61,092,073
Net realized gain (loss)	38,689,314	27,897,693
Change in net unrealized appreciation (depreciation)	(59,527,068)	37,579,543
Net increase (decrease) in net assets resulting from operations	36,578,377	126,569,309
Distributions to shareholders from net investment income	(58,364,548)	(56,793,977)
Share transactions - net increase (decrease)	(48,015,913)	30,984,510
Redemption fees	189,681	118,631
Total increase (decrease) in net assets	(69,612,403)	100,878,473

Net Assets
Beginning of period	878,615,518	777,737,045
End of period (including undistributed net investment income of $11,084,666 and undistributed net investment income of $12,073,287, respectively)	$ 809,003,115	$ 878,615,518

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.59	$ 7.87	$ 6.48	$ 9.13	$ 9.26
Income from Investment Operations
Net investment income (loss) C	.581	.637	.625	.645	.661
Net realized and unrealized gain (loss)	(.204)	.673	1.318	(2.616)	(.078)
Total from investment operations	.377	1.310	1.943	(1.971)	.583
Distributions from net investment income	(.589)	(.591)	(.556)	(.621)	(.664)
Distributions from net realized gain	-	-	-	(.060)	(.050)
Total distributions	(.589)	(.591)	(.556)	(.681)	(.714)
Redemption fees added to paid in capital C	.002	.001	.003	.002	.001
Net asset value, end of period	$ 8.38	$ 8.59	$ 7.87	$ 6.48	$ 9.13
Total Return A, B	4.53%	17.33%	31.69%	(23.03)%	6.46%
Ratios to Average Net Assets D, F
Expenses before reductions	1.04%	1.06%	1.09%	1.12%	1.04%
Expenses net of fee waivers, if any	1.04%	1.06%	1.09%	1.10%	1.04%
Expenses net of all reductions	1.04%	1.06%	1.08%	1.10%	1.03%
Net investment income (loss)	6.82%	7.81%	8.91%	7.65%	7.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 264,110	$ 278,577	$ 282,936	$ 89,571	$ 110,703
Portfolio turnover rate E	75%	79%	54%	62%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 7.86	$ 6.48	$ 9.12	$ 9.25
Income from Investment Operations
Net investment income (loss) C	.578	.633	.622	.645	.654
Net realized and unrealized gain (loss)	(.193)	.665	1.310	(2.606)	(.077)
Total from investment operations	.385	1.298	1.932	(1.961)	.577
Distributions from net investment income	(.587)	(.589)	(.555)	(.621)	(.658)
Distributions from net realized gain	-	-	-	(.060)	(.050)
Total distributions	(.587)	(.589)	(.555)	(.681)	(.708)
Redemption fees added to paid in capital C	.002	.001	.003	.002	.001
Net asset value, end of period	$ 8.37	$ 8.57	$ 7.86	$ 6.48	$ 9.12
Total Return A, B	4.63%	17.17%	31.52%	(22.94)%	6.40%
Ratios to Average Net Assets D, F
Expenses before reductions	1.07%	1.11%	1.16%	1.19%	1.15%
Expenses net of fee waivers, if any	1.07%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.07%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	6.79%	7.78%	8.89%	7.65%	7.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 92,746	$ 119,576	$ 111,601	$ 43,018	$ 57,798
Portfolio turnover rate E	75%	79%	54%	62%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 7.85	$ 6.47	$ 9.11	$ 9.25
Income from Investment Operations
Net investment income (loss) C	.521	.579	.571	.593	.593
Net realized and unrealized gain (loss)	(.204)	.676	1.317	(2.609)	(.086)
Total from investment operations	.317	1.255	1.888	(2.016)	.507
Distributions from net investment income	(.529)	(.536)	(.511)	(.566)	(.598)
Distributions from net realized gain	-	-	-	(.060)	(.050)
Total distributions	(.529)	(.536)	(.511)	(.626)	(.648)
Redemption fees added to paid in capital C	.002	.001	.003	.002	.001
Net asset value, end of period	$ 8.36	$ 8.57	$ 7.85	$ 6.47	$ 9.11
Total Return A, B	3.81%	16.58%	30.73%	(23.47)%	5.61%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.80%	1.81%	1.82%	1.79%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	6.11%	7.13%	8.25%	7.00%	6.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,647	$ 29,065	$ 32,894	$ 21,429	$ 41,049
Portfolio turnover rate E	75%	79%	54%	62%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 7.85	$ 6.47	$ 9.11	$ 9.25
Income from Investment Operations
Net investment income (loss) C	.516	.575	.572	.583	.584
Net realized and unrealized gain (loss)	(.202)	.675	1.309	(2.608)	(.085)
Total from investment operations	.314	1.250	1.881	(2.025)	.499
Distributions from net investment income	(.526)	(.531)	(.504)	(.557)	(.590)
Distributions from net realized gain	-	-	-	(.060)	(.050)
Total distributions	(.526)	(.531)	(.504)	(.617)	(.640)
Redemption fees added to paid in capital C	.002	.001	.003	.002	.001
Net asset value, end of period	$ 8.36	$ 8.57	$ 7.85	$ 6.47	$ 9.11
Total Return A, B	3.77%	16.51%	30.60%	(23.54)%	5.51%
Ratios to Average Net Assets D, F
Expenses before reductions	1.79%	1.81%	1.85%	1.86%	1.84%
Expenses net of fee waivers, if any	1.79%	1.81%	1.85%	1.85%	1.84%
Expenses net of all reductions	1.79%	1.81%	1.85%	1.85%	1.84%
Net investment income (loss)	6.08%	7.07%	8.15%	6.90%	6.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,710	$ 121,796	$ 98,361	$ 30,619	$ 50,700
Portfolio turnover rate E	75%	79%	54%	62%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.60	$ 7.88	$ 6.49	$ 9.14	$ 9.27
Income from Investment Operations
Net investment income (loss) B	.598	.655	.637	.669	.678
Net realized and unrealized gain (loss)	(.195)	.673	1.323	(2.619)	(.078)
Total from investment operations	.403	1.328	1.960	(1.950)	.600
Distributions from net investment income	(.605)	(.609)	(.573)	(.642)	(.681)
Distributions from net realized gain	-	-	-	(.060)	(.050)
Total distributions	(.605)	(.609)	(.573)	(.702)	(.731)
Redemption fees added to paid in capital B	.002	.001	.003	.002	.001
Net asset value, end of period	$ 8.40	$ 8.60	$ 7.88	$ 6.49	$ 9.14
Total Return A	4.85%	17.55%	31.95%	(22.81)%	6.65%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.89%	.90%	.92%	.90%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income (loss)	7.01%	8.03%	9.15%	7.90%	7.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 311,790	$ 329,601	$ 251,945	$ 143,656	$ 206,188
Portfolio turnover rate D	75%	79%	54%	62%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 36,981,282
Gross unrealized depreciation	(15,125,369)
Net unrealized appreciation (depreciation) on securities and other investments	$ 21,855,913

Tax Cost	$ 784,716,819

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,523,968
Undistributed long-term capital gain	$ 4,692,169
Net unrealized appreciation (depreciation)	$ 21,855,913

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 58,364,548	$ 56,793,977

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $608,126,096 and $658,984,275, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 695,333	$ 29,342
Class T	-%	.25%	253,267	777
Class B	.65%	.25%	211,587	153,147
Class C	.75%	.25%	1,259,487	216,537
			$ 2,419,674	$ 399,803

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 50,370
Class T	14,027
Class B*	45,434
Class C*	21,389
$ 131,220

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 457,366.16
Class T	194,600.19
Class B	57,072.24
Class C	200,320.16
Institutional Class	805,257.25
	$ 1,714,615

Accounting Fees. Fidelity Service Company, Inc.(FSC),an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,634 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	1.75%	$ 5,056
Institutional Class	.85%	91,994
		$ 97,050

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8. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $845.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 19,235,107	$ 19,564,063
Class T	7,022,151	8,106,510
Class B	1,492,154	2,016,196
Class C	7,761,167	6,870,782
Institutional Class	22,853,969	20,236,426
Total	$ 58,364,548	$ 56,793,977

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	11,035,124	12,522,852	$ 93,905,487	$ 102,338,670
Reinvestment of distributions	1,718,199	1,933,676	14,616,217	15,757,880
Shares redeemed	(13,690,810)	(17,971,169)	(116,003,419)	(146,048,194)
Net increase (decrease)	(937,487)	(3,514,641)	$ (7,481,715)	$ (27,951,644)
Class T
Shares sold	2,530,176	4,262,025	$ 21,555,934	$ 34,864,789
Reinvestment of distributions	639,347	801,021	5,430,910	6,526,420
Shares redeemed	(6,034,437)	(5,319,048)	(51,105,942)	(42,961,064)
Net increase (decrease)	(2,864,914)	(256,002)	$ (24,119,098)	$ (1,569,855)
Class B
Shares sold	352,305	980,780	$ 3,000,132	$ 7,948,435
Reinvestment of distributions	125,332	178,898	1,064,267	1,455,158
Shares redeemed	(1,520,701)	(1,956,336)	(12,916,276)	(15,872,081)
Net increase (decrease)	(1,043,064)	(796,658)	$ (8,851,877)	$ (6,468,488)
Class C
Shares sold	5,225,007	4,995,047	$ 44,336,082	$ 40,775,675
Reinvestment of distributions	674,321	603,900	5,721,751	4,920,435
Shares redeemed	(5,681,693)	(3,909,452)	(47,570,444)	(31,699,416)
Net increase (decrease)	217,635	1,689,495	$ 2,487,389	$ 13,996,694

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Institutional Class
Shares sold	8,753,536	13,581,004	$ 74,216,680	$ 111,569,405
Reinvestment of distributions	2,455,769	2,217,926	20,915,187	18,146,842
Shares redeemed	(12,403,938)	(9,445,366)	(105,182,479)	(76,738,444)
Net increase (decrease)	(1,194,633)	6,353,564	$ (10,050,612)	$ 52,977,803

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisors Income Opportunities Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/11	12/02/11	$0.00	$0.05
Class T	12/05/11	12/02/11	$0.00	$0.05
Class B	12/05/11	12/02/11	$0.00	$0.05
Class C	12/05/11	12/02/11	$0.00	$0.05

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2011, $11,825,660, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $39,448,633 of distributions paid during the period January 1, 2011 to October 31, 2011, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that the fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 27% means that 73% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2010 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AHI-UANN-1211
1.784748.108

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

High Income

Fund - Institutional Class

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting chairman's photo appears here)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting chairman's signature appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	4.85%	6.01%	7.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Fund - Institutional Class on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, returned 4.82% for the 12 months ending October 31, 2011, a period that witnessed dramatic swings in the market. The index moved sharply higher during the first nine months, extending an impressive two-plus-year rally amid healthy corporate earnings, plentiful liquidity and low default rates. Companies took advantage of historically low interest rates to refinance and extend their bond maturities. This led to record new issuance at the same time that high yield attracted demand from yield-hungry investors, helping push bond prices higher. However, August brought with it a sharp spike in market volatility due to signs of slowing global economic growth, the political stalemate over raising the U.S. debt ceiling, a widening financial crisis in Europe and the downgrade by Standard & Poor's of its long-term U.S. sovereign credit rating. Technical factors of supply and demand also turned decidedly negative through September, helping fuel the two largest monthly declines in the index since late 2008, effectively wiping out most of the gains from earlier in the period. But a sharp recovery helped right the ship, as October saw the index's largest monthly increase in roughly two years, driven in part by attractive valuations resulting from the late-period sell-off.

Comments from Matthew Conti, Portfolio Manager of Fidelity Advisor® High Income Fund: For the year ending October 31, 2011, the fund's Institutional Class shares returned 4.85%, roughly in line with the BofA Merrill Lynch index. The fund benefited from good security selection in utilities and from an underweighting in banks. The fund's energy holdings also outperformed, while its holdings in technology, airlines and chemicals underperformed. Credit-quality positioning helped, as the fund was focused on the BB- and B-rated segments of the market that outperformed lower-rated CCC bonds, which we underweighted. Top individual contributions came from not owning index component BTA Bank - located in Kazakhstan - along with investments in integrated power provider NSG Holdings, casino operator MGM Mirage, natural gas exploration and production company Petrohawk, and utility GenOn Energy. Detractors included untimely ownership of credit-card processing company First Data - sold before period end - an out-of-benchmark investment in automaker General Motors, underweighting natural gas pipeline company El Paso, and holdings of Italian telecom provider Wind Acquisition and publisher Proquest.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.03%
Actual		$ 1,000.00	$ 991.40	$ 5.17
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Class T	1.06%
Actual		$ 1,000.00	$ 992.40	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class B	1.75%
Actual		$ 1,000.00	$ 987.90	$ 8.77
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class C	1.78%
Actual		$ 1,000.00	$ 987.70	$ 8.92
HypotheticalA		$ 1,000.00	$ 1,016.23	$ 9.05
Institutional Class	.85%
Actual		$ 1,000.00	$ 993.50	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2011
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
MGM Mirage, Inc.	2.4	1.1
Ford Motor Credit Co. LLC	2.4	2.3
CIT Group, Inc.	2.1	2.6
Intelsat Luxembourg Sa	1.6	1.1
Nextel Communications, Inc.	1.6	1.5
	10.1
Top Five Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.0	8.6
Telecommunications	11.0	10.7
Automotive	7.4	3.9
Healthcare	6.7	7.0
Electric Utilities	6.3	5.7
Quality Diversification (% of fund's net assets)
As of October 31, 2011	As of April 30, 2011
AAA,AA,A 0.0%	AAA,AA,A 0.5%
BBB 2.3%	BBB 2.9%
BB 30.1%	BB 29.4%
B 45.1%	B 47.1%
CCC,CC,C 14.0%	CCC,CC,C 11.1%
Not Rated 2.4%	Not Rated 3.2%
Equities 0.8%	Equities 0.7%
Short-Term Investments and Net Other Assets 5.3%	Short-Term Investments and Net Other Assets 5.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2011 *		As of April 30, 2011 **
	Nonconvertible Bonds 84.7%		Nonconvertible Bonds 87.4%
	Convertible Bonds, Preferred Stocks 0.7%		Convertible Bonds, Preferred Stocks 0.7%
	Common Stocks 0.1%		Common Stocks 0.0%
	Floating Rate Loans 9.2%		Floating Rate Loans 6.8%
	Short-Term Investments and Net Other Assets 5.3%		Short-Term Investments and Net Other Assets 5.1%
* Foreign investments	14.6%	** Foreign investments	12.6%

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Nonconvertible Bonds - 84.7%
	Principal Amount	Value
Aerospace - 0.5%
BE Aerospace, Inc. 6.875% 10/1/20	$ 1,480,000	$ 1,598,400
Huntington Ingalls Industries, Inc. 6.875% 3/15/18 (b)	2,715,000	2,715,000
		4,313,400
Air Transportation - 2.6%
American Airlines, Inc. 7.5% 3/15/16 (b)	2,570,000	2,145,950
AMR Corp. 9% 8/1/12	775,000	699,438
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,436,309	1,479,399
6.75% 9/15/15 (b)	5,315,000	5,321,378
Continental Airlines, Inc. 9.25% 5/10/17	1,909,614	1,966,903
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 1/2/16	1,375,000	1,258,125
6.75% 11/23/15	1,375,000	1,265,000
8.021% 8/10/22	1,412,577	1,377,263
8.954% 8/10/14	1,220,695	1,220,695
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	456,470	442,776
United Air Lines, Inc. 9.875% 8/1/13 (b)	485,000	508,038
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	1,064,589	958,130
9.75% 1/15/17	1,489,648	1,638,613
12% 1/15/16 (b)	512,323	537,940
		20,819,648
Automotive - 6.1%
American Axle & Manufacturing, Inc.:
7.75% 11/15/19	2,570,000	2,570,000
7.875% 3/1/17	1,765,000	1,694,400
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19 (b)	3,370,000	3,066,700
8.25% 6/15/21 (b)	4,690,000	4,244,450
Dana Holding Corp.:
6.5% 2/15/19	655,000	658,275
6.75% 2/15/21	1,210,000	1,228,150
Delphi Corp.:
5.875% 5/15/19 (b)	3,140,000	3,155,700
6.125% 5/15/21 (b)	1,670,000	1,678,350
Ford Motor Co. 7.45% 7/16/31	6,325,000	7,526,750
Ford Motor Credit Co. LLC:
3.875% 1/15/15	3,420,000	3,424,638
5% 5/15/18	2,135,000	2,174,959
6.625% 8/15/17	2,745,000	3,005,775
Nonconvertible Bonds - continued
	Principal Amount	Value
Automotive - continued
Ford Motor Credit Co. LLC: - continued
7% 4/15/15	$ 2,330,000	$ 2,539,700
8% 12/15/16	1,975,000	2,283,299
12% 5/15/15	4,250,000	5,312,500
General Motors Financial Co., Inc. 6.75% 6/1/18 (b)	1,800,000	1,809,000
Tenneco, Inc.:
6.875% 12/15/20	1,405,000	1,433,100
7.75% 8/15/18	1,160,000	1,212,200
		49,017,946
Banks & Thrifts - 0.3%
Ally Financial, Inc. 3.4784% 2/11/14 (d)	2,635,000	2,476,900
Broadcasting - 0.9%
Allbritton Communications Co. 8% 5/15/18	2,080,000	2,080,000
Univision Communications, Inc.:
6.875% 5/15/19 (b)	1,310,000	1,264,150
7.875% 11/1/20 (b)	825,000	825,000
8.5% 5/15/21 (b)	3,520,000	3,115,200
		7,284,350
Building Materials - 0.8%
Building Materials Corp. of America:
6.75% 5/1/21 (b)	1,725,000	1,789,688
6.875% 8/15/18 (b)	3,305,000	3,437,200
Headwaters, Inc. 7.625% 4/1/19	1,860,000	1,599,600
		6,826,488
Cable TV - 3.7%
Cablevision Systems Corp. 7.75% 4/15/18	960,000	1,005,600
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.5% 4/30/21	3,450,000	3,450,000
7% 1/15/19	1,600,000	1,652,000
7% 1/15/19	655,000	674,650
7.25% 10/30/17	2,945,000	3,077,525
7.875% 4/30/18	2,520,000	2,683,800
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (b)	7,265,000	7,591,925
CSC Holdings LLC:
6.75% 11/15/21 (b)	2,045,000	2,045,000
8.625% 2/15/19	1,270,000	1,441,450
Insight Communications, Inc. 9.375% 7/15/18 (b)	3,060,000	3,473,100
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.5% 3/15/19 (b)	660,000	679,800
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable TV - continued
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 8.125% 12/1/17 (b)	$ 355,000	$ 374,525
UPCB Finance III Ltd. 6.625% 7/1/20 (b)	1,665,000	1,648,350
		29,797,725
Capital Goods - 0.6%
Amsted Industries, Inc. 8.125% 3/15/18 (b)	2,795,000	2,934,750
Griffon Corp. 7.125% 4/1/18	2,210,000	2,099,500
		5,034,250
Chemicals - 1.2%
Celanese US Holdings LLC 6.625% 10/15/18	430,000	453,650
Huntsman International LLC 8.625% 3/15/20	1,375,000	1,405,938
Kinove German Bondco GmbH 9.625% 6/15/18 (b)	1,285,000	1,240,025
Lyondell Chemical Co.:
8% 11/1/17	1,025,000	1,160,813
11% 5/1/18	3,210,000	3,575,138
NOVA Chemicals Corp. 3.542% 11/15/13 (d)	1,630,000	1,609,625
		9,445,189
Consumer Products - 0.5%
NBTY, Inc. 9% 10/1/18	2,910,000	3,091,875
Visant Corp. 10% 10/1/17	1,135,000	1,098,113
		4,189,988
Containers - 1.2%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (b)	2,040,000	2,080,800
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 8.75% 5/15/18 (b)	870,000	841,725
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg):
7.875% 8/15/19 (b)	1,945,000	2,037,388
9.875% 8/15/19 (b)	1,900,000	1,900,000
Sealed Air Corp.:
8.125% 9/15/19 (b)	1,470,000	1,594,950
8.375% 9/15/21 (b)	1,470,000	1,587,600
		10,042,463
Diversified Financial Services - 5.3%
Aircastle Ltd. 9.75% 8/1/18	2,770,000	2,936,200
CIT Group, Inc.:
6.625% 4/1/18 (b)	2,045,000	2,085,900
7% 5/1/15	868	868
7% 5/4/15 (b)	3,154,000	3,138,230
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Financial Services - continued
CIT Group, Inc.: - continued
7% 5/1/16	$ 115	$ 115
7% 5/2/16 (b)	3,783,000	3,754,628
7% 5/2/17 (b)	7,931,000	7,871,518
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	3,990,000	4,089,750
8% 1/15/18	3,385,000	3,444,238
ILFC E-Capital Trust II 6.25% 12/21/65 (b)(d)	870,000	687,300
International Lease Finance Corp.:
5.65% 6/1/14	900,000	864,000
5.75% 5/15/16	2,310,000	2,194,500
8.625% 9/15/15	4,640,000	4,825,600
8.875% 9/1/17	3,060,000	3,243,600
Reliance Intermediate Holdings LP 9.5% 12/15/19 (b)	1,465,000	1,567,550
WM Finance Corp.:
9.5% 6/15/16 (b)	320,000	338,400
11.5% 10/1/18 (b)	1,885,000	1,875,575
		42,917,972
Diversified Media - 1.7%
Catalina Marketing Corp. 10.5% 10/1/15 pay-in-kind (b)(d)	2,885,000	2,744,356
Checkout Holding Corp. 0% 11/15/15 (b)	755,000	396,375
Nielsen Finance LLC/Nielsen Finance Co.:
7.75% 10/15/18	2,435,000	2,672,413
11.5% 5/1/16	941,000	1,082,150
11.625% 2/1/14	1,317,000	1,517,843
Quebecor Media, Inc.:
7.75% 3/15/16	2,700,000	2,760,750
7.75% 3/15/16	2,425,000	2,485,625
		13,659,512
Electric Utilities - 6.1%
Atlantic Power Corp. 9% 11/15/18 (b)	1,820,000	1,810,900
Calpine Construction Finance Co. LP 8% 6/1/16 (b)	3,580,000	3,812,700
Dynegy Holdings, Inc. 7.5% 6/1/15	2,155,000	1,470,788
GenOn Energy, Inc.:
9.5% 10/15/18	1,450,000	1,522,500
9.875% 10/15/20	1,400,000	1,470,000
InterGen NV 9% 6/30/17 (b)	2,470,000	2,553,363
IPALCO Enterprises, Inc. 5% 5/1/18 (b)	980,000	978,726
Mirant Americas Generation LLC:
8.5% 10/1/21	3,410,000	3,333,275
Nonconvertible Bonds - continued
	Principal Amount	Value
Electric Utilities - continued
Mirant Americas Generation LLC: - continued
9.125% 5/1/31	$ 3,815,000	$ 3,605,175
NSG Holdings II, LLC 7.75% 12/15/25 (b)	8,320,000	8,278,371
NV Energy, Inc. 6.25% 11/15/20	2,125,000	2,294,658
Otter Tail Corp. 9% 12/15/16	1,675,000	1,813,188
Puget Energy, Inc. 6.5% 12/15/20	2,115,000	2,204,888
RRI Energy, Inc. 7.625% 6/15/14	5,550,000	5,661,000
The AES Corp.:
7.375% 7/1/21 (b)	2,405,000	2,561,325
7.75% 10/15/15	1,630,000	1,744,100
8% 10/15/17	3,010,000	3,303,475
9.75% 4/15/16	905,000	1,027,175
		49,445,607
Energy - 11.6%
AmeriGas Partners LP/AmeriGas Finance Corp.:
6.25% 8/20/19	1,470,000	1,455,300
6.5% 5/20/21	2,205,000	2,182,950
Antero Resources Finance Corp.:
7.25% 8/1/19 (b)	1,855,000	1,901,375
9.375% 12/1/17	2,900,000	3,204,500
Calfrac Holdings LP 7.5% 12/1/20 (b)	1,705,000	1,687,950
Chesapeake Energy Corp.:
6.125% 2/15/21	1,625,000	1,698,125
6.875% 11/15/20	730,000	801,175
Chesapeake Midstream Partners LP/CHKM Finance Corp. 5.875% 4/15/21 (b)	440,000	444,400
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (b)	1,135,000	1,166,213
Clayton Williams Energy, Inc. 7.75% 4/1/19 (b)	415,000	383,875
Crestwood Midstream Partners LP / Finance Corp. 7.75% 4/1/19 (b)	940,000	914,150
Denbury Resources, Inc. 6.375% 8/15/21	1,555,000	1,593,875
Dolphin Subsidiary II, Inc. 6.5% 10/15/16 (b)	2,860,000	3,067,350
Edgen Murray Corp. 12.25% 1/15/15	3,295,000	3,097,300
Energy Transfer Equity LP 7.5% 10/15/20	1,845,000	1,992,600
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19 (b)	1,935,000	1,925,325
Expro Finance Luxembourg SCA 8.5% 12/15/16 (b)	4,830,000	4,588,500
Exterran Holdings, Inc. 7.25% 12/1/18 (b)	3,260,000	3,097,000
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	965,000	854,025
Forbes Energy Services Ltd. 9% 6/15/19 (b)	3,200,000	3,024,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Frac Tech Services LLLC/Frac Tech Finance, Inc. 7.125% 11/15/18 (b)	$ 980,000	$ 1,024,100
Frontier Oil Corp.:
6.875% 11/15/18	880,000	897,600
8.5% 9/15/16	1,990,000	2,099,450
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	805,000	811,038
Inergy LP/Inergy Finance Corp.:
6.875% 8/1/21	1,325,000	1,291,875
7% 10/1/18	1,590,000	1,590,000
Kinder Morgan Finance Co. LLC 6% 1/15/18 (b)	2,835,000	2,898,788
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 5/15/19 (b)	2,010,000	2,020,050
7.75% 2/1/21	1,660,000	1,759,600
8.625% 4/15/20	2,100,000	2,315,250
Markwest Energy Partners LP/Markwest Energy Finance Corp. 6.25% 6/15/22 (c)	1,910,000	1,957,750
McJunkin Red Man Corp. 9.5% 12/15/16	5,515,000	5,666,663
Offshore Group Investment Ltd.:
11.5% 8/1/15	2,610,000	2,831,850
11.5% 8/1/15 (b)	385,000	417,725
Oil States International, Inc. 6.5% 6/1/19	1,900,000	1,966,500
Pan American Energy LLC 7.875% 5/7/21 (b)	2,730,000	2,716,350
Petrohawk Energy Corp.:
6.25% 6/1/19	1,545,000	1,749,713
7.25% 8/15/18	1,160,000	1,322,400
10.5% 8/1/14	1,845,000	2,073,596
Pioneer Natural Resources Co.:
6.65% 3/15/17	2,715,000	2,952,563
7.5% 1/15/20	1,610,000	1,835,400
Precision Drilling Corp.:
6.5% 12/15/21 (b)	200,000	211,000
6.625% 11/15/20	1,760,000	1,861,200
Quicksilver Resources, Inc.:
7.125% 4/1/16	5,120,000	5,068,800
11.75% 1/1/16	1,520,000	1,725,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.875% 2/1/21 (b)	615,000	607,313
7.875% 10/15/18	1,830,000	1,866,600
Venoco, Inc. 8.875% 2/15/19	1,585,000	1,497,825
		94,116,187
Nonconvertible Bonds - continued
	Principal Amount	Value
Environmental - 0.3%
Covanta Holding Corp. 7.25% 12/1/20	$ 2,320,000	$ 2,412,765
Food & Drug Retail - 0.8%
Albertsons, Inc.:
7.45% 8/1/29	425,000	332,563
8% 5/1/31	325,000	273,000
Rite Aid Corp.:
8.625% 3/1/15	345,000	325,163
9.375% 12/15/15	1,085,000	1,014,475
9.5% 6/15/17	3,110,000	2,799,000
SUPERVALU, Inc. 8% 5/1/16	560,000	585,200
Tops Markets LLC 10.125% 10/15/15	1,045,000	1,055,450
		6,384,851
Food/Beverage/Tobacco - 0.3%
US Foodservice, Inc. 8.5% 6/30/19 (b)	2,120,000	2,040,500
Gaming - 4.1%
Ameristar Casinos, Inc. 7.5% 4/15/21 (b)	1,655,000	1,688,100
Chukchansi Economic Development Authority:
3.917% 11/15/12 (b)(d)	360,000	231,300
8% 11/15/13 (b)	935,000	610,088
CityCenter Holdings LLC/CityCenter Finance Corp.:
7.625% 1/15/16 (b)	3,700,000	3,811,000
11.5% 1/15/17 pay-in-kind (b)(d)	4,620,115	4,568,845
MGM Mirage, Inc.:
6.625% 7/15/15	6,210,000	5,837,400
6.75% 4/1/13	820,000	820,000
7.5% 6/1/16	1,805,000	1,705,725
7.625% 1/15/17	5,570,000	5,235,800
10% 11/1/16	2,235,000	2,302,050
11.375% 3/1/18	2,205,000	2,381,400
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind (b)(d)	1,875,000	1,584,375
Scientific Games Corp. 7.875% 6/15/16 (b)	1,005,000	1,020,075
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75% 8/15/20	1,590,000	1,737,075
		33,533,233
Healthcare - 6.0%
CDRT Merger Sub, Inc. 8.125% 6/1/19 (b)	4,075,000	4,054,625
Community Health Systems, Inc. 8.875% 7/15/15	3,840,000	3,916,800
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	950,000	783,750
10.875% 11/15/14	2,730,000	2,730,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
Endo Pharmaceuticals Holdings, Inc.:
7% 7/15/19 (b)	$ 1,030,000	$ 1,107,250
7.25% 1/15/22 (b)	1,030,000	1,107,250
HCA Holdings, Inc. 7.75% 5/15/21 (b)	2,300,000	2,294,250
HCA, Inc.:
6.5% 2/15/20	1,950,000	2,042,625
8.5% 4/15/19	1,710,000	1,876,725
9.875% 2/15/17	616,000	672,980
HealthSouth Corp. 7.25% 10/1/18	3,515,000	3,515,000
IASIS Healthcare LLC/IASIS Capital Corp. 8.375% 5/15/19 (b)	4,795,000	4,423,388
Mylan, Inc.:
6% 11/15/18 (b)	970,000	1,008,800
7.625% 7/15/17 (b)	2,055,000	2,265,638
Omega Healthcare Investors, Inc.:
6.75% 10/15/22	1,565,000	1,584,563
7% 1/15/16	2,895,000	2,960,138
7.5% 2/15/20	1,190,000	1,261,400
Senior Housing Properties Trust 6.75% 4/15/20	1,825,000	1,972,781
Valeant Pharmaceuticals International:
6.5% 7/15/16 (b)	4,305,000	4,283,475
6.75% 8/15/21 (b)	920,000	892,400
6.875% 12/1/18 (b)	3,290,000	3,273,550
7% 10/1/20 (b)	265,000	260,363
		48,287,751
Homebuilders/Real Estate - 3.1%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	2,775,000	2,823,563
KB Home 7.25% 6/15/18	2,955,000	2,482,200
Lennar Corp.:
5.6% 5/31/15	390,000	390,000
6.95% 6/1/18	1,240,000	1,215,200
12.25% 6/1/17	3,145,000	3,679,650
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21 (b)	1,780,000	1,771,100
Realogy Corp. 7.875% 2/15/19 (b)	3,085,000	2,730,225
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	2,820,000	2,770,650
Standard Pacific Corp.:
8.375% 5/15/18	4,635,000	4,246,587
Nonconvertible Bonds - continued
	Principal Amount	Value
Homebuilders/Real Estate - continued
Standard Pacific Corp.: - continued
8.375% 1/15/21	$ 1,725,000	$ 1,569,750
10.75% 9/15/16	1,650,000	1,707,750
		25,386,675
Hotels - 0.7%
FelCor Escrow Holdings, LLC 6.75% 6/1/19 (b)	2,420,000	2,232,450
Host Hotels & Resorts, Inc.:
5.875% 6/15/19 (b)	1,475,000	1,497,125
9% 5/15/17	1,415,000	1,581,263
		5,310,838
Leisure - 1.3%
Equinox Holdings, Inc. 9.5% 2/1/16 (b)	3,130,000	3,161,300
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17	1,280,000	1,356,800
NCL Corp. Ltd. 9.5% 11/15/18 (b)	1,295,000	1,366,225
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	950,000	996,265
yankee:
7.25% 6/15/16	1,470,000	1,550,850
7.5% 10/15/27	1,605,000	1,556,850
Universal City Development Partners Ltd./UCDP Finance, Inc. 8.875% 11/15/15	569,000	631,590
		10,619,880
Metals/Mining - 2.1%
Boart Longyear Management Pty Ltd. 7% 4/1/21 (b)	1,460,000	1,474,600
CONSOL Energy, Inc.:
8% 4/1/17	1,810,000	1,945,750
8.25% 4/1/20	505,000	550,450
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (b)	805,000	774,813
7% 11/1/15 (b)	6,340,000	6,244,900
8.25% 11/1/19 (b)	2,965,000	2,987,238
Vedanta Resources PLC:
6.75% 6/7/16 (b)	2,210,000	2,099,500
8.25% 6/7/21 (b)	1,015,000	964,250
		17,041,501
Paper - 0.1%
ABI Escrow Corp. 10.25% 10/15/18 (b)	935,000	1,033,175
Nonconvertible Bonds - continued
	Principal Amount	Value
Publishing/Printing - 0.4%
Houghton Mifflin Harcourt Publishing Co. 10.5% 6/1/19 (b)	$ 1,105,000	$ 817,700
ProQuest LLC/ProQuest Notes Co. 9% 10/15/18 (b)	2,515,000	2,062,300
		2,880,000
Services - 3.1%
ARAMARK Corp.:
3.754% 2/1/15 (d)	3,755,000	3,595,413
8.5% 2/1/15	2,260,000	2,327,800
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (b)(d)	3,535,000	3,649,888
Audatex North America, Inc. 6.75% 6/15/18 (b)	955,000	964,550
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14	1,164,000	1,172,730
7.75% 5/15/16	1,405,000	1,419,050
FTI Consulting, Inc. 6.75% 10/1/20	2,165,000	2,219,125
Hertz Corp.:
6.75% 4/15/19	2,760,000	2,787,600
7.5% 10/15/18	5,060,000	5,237,100
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (b)	1,655,000	1,621,900
		24,995,156
Shipping - 1.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	725,000	540,125
Navios Maritime Holdings, Inc. 8.875% 11/1/17	920,000	880,900
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	260,000	158,600
8.125% 3/30/18	1,980,000	1,539,450
Ship Finance International Ltd. 8.5% 12/15/13	3,995,000	3,795,250
Swift Services Holdings, Inc. 10% 11/15/18	4,495,000	4,607,375
Teekay Corp. 8.5% 1/15/20	745,000	720,788
		12,242,488
Steel - 1.8%
Essar Steel Algoma, Inc. 9.375% 3/15/15 (b)	3,440,000	3,268,000
JMC Steel Group, Inc. 8.25% 3/15/18 (b)	3,350,000	3,316,500
Severstal Columbus LLC 10.25% 2/15/18	4,400,000	4,620,000
Steel Dynamics, Inc.:
6.75% 4/1/15	645,000	651,450
7.625% 3/15/20	1,500,000	1,560,000
Tube City IMS Corp. 9.75% 2/1/15	1,156,000	1,150,220
		14,566,170
Nonconvertible Bonds - continued
	Principal Amount	Value
Super Retail - 2.0%
Burlington Coat Factory Warehouse Corp. 10% 2/15/19 (b)	$ 1,439,000	$ 1,424,610
J. Crew Group, Inc. 8.125% 3/1/19	3,175,000	3,048,000
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (b)	3,375,000	3,577,500
Sears Holdings Corp. 6.625% 10/15/18	2,835,000	2,466,450
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17	3,285,000	3,416,400
Toys 'R' Us, Inc. 7.375% 9/1/16 (b)	1,980,000	1,975,050
		15,908,010
Technology - 4.4%
Advanced Micro Devices, Inc. 7.75% 8/1/20	1,315,000	1,341,300
Amkor Technology, Inc.:
6.625% 6/1/21	1,685,000	1,583,900
7.375% 5/1/18	1,955,000	1,979,438
Avaya, Inc.:
9.75% 11/1/15	1,175,000	1,034,000
10.125% 11/1/15 pay-in-kind (d)	1,145,000	1,013,325
CDW Escrow Corp. 8.5% 4/1/19 (b)	1,750,000	1,710,625
Ceridian Corp.:
11.25% 11/15/15	1,315,000	1,111,175
12.25% 11/15/15 pay-in-kind (d)	945,000	798,525
CommScope, Inc. 8.25% 1/15/19 (b)	1,180,000	1,162,300
Jabil Circuit, Inc. 5.625% 12/15/20	1,040,000	1,030,848
Lucent Technologies, Inc.:
6.45% 3/15/29	6,835,000	6,014,800
6.5% 1/15/28	1,065,000	931,875
Sanmina-SCI Corp. 7% 5/15/19 (b)	6,045,000	5,833,425
Seagate HDD Cayman:
6.875% 5/1/20	620,000	601,400
7% 11/1/21 (b)	635,000	615,950
Seagate Technology HDD Holdings 6.8% 10/1/16	1,115,000	1,142,875
Sensata Technologies BV 6.5% 5/15/19 (b)	2,360,000	2,371,800
Spansion LLC 7.875% 11/15/17 (b)	3,065,000	3,003,700
SunGard Data Systems, Inc.:
7.375% 11/15/18	415,000	422,263
10.25% 8/15/15	2,155,000	2,219,650
		35,923,174
Telecommunications - 9.3%
Digicel Group Ltd.:
8.25% 9/1/17 (b)	3,135,000	3,166,350
8.875% 1/15/15 (b)	3,935,000	3,935,000
9.125% 1/15/15 pay-in-kind (b)(d)	2,800,000	2,800,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
EH Holding Corp. 6.5% 6/15/19 (b)	$ 865,000	$ 882,300
Equinix, Inc. 8.125% 3/1/18	1,960,000	2,141,300
Frontier Communications Corp. 8.125% 10/1/18	2,675,000	2,855,563
Global Crossing Ltd.:
9% 11/15/19 (b)	1,730,000	2,093,300
12% 9/15/15	1,940,000	2,226,150
Intelsat Jackson Holdings SA:
7.5% 4/1/21 (b)	1,370,000	1,370,000
9.5% 6/15/16	895,000	935,275
Intelsat Ltd. 11.25% 6/15/16	1,640,000	1,722,000
Intelsat Luxembourg SA:
11.25% 2/4/17	3,550,000	3,532,250
11.5% 2/4/17 pay-in-kind (b)(d)	1,900,000	1,857,250
11.5% 2/4/17 pay-in-kind (d)	8,214,248	8,132,106
MetroPCS Wireless, Inc. 7.875% 9/1/18	1,650,000	1,670,625
Nextel Communications, Inc.:
5.95% 3/15/14	5,460,000	5,214,300
6.875% 10/31/13	3,580,000	3,535,250
7.375% 8/1/15	4,635,000	4,426,425
NII Capital Corp. 8.875% 12/15/19	705,000	742,013
Qwest Communications International, Inc.:
7.125% 4/1/18	1,155,000	1,189,650
8% 10/1/15	1,860,000	2,008,800
Sprint Capital Corp. 8.75% 3/15/32	1,000,000	830,000
Sprint Nextel Corp. 6% 12/1/16	3,717,000	3,233,790
U.S. West Communications 7.5% 6/15/23	2,780,000	2,793,900
VimpelCom Holdings BV:
6.2546% 3/1/17 (b)	1,400,000	1,337,000
7.5043% 3/1/22 (b)	2,845,000	2,667,188
Wind Acquisition Finance SA:
7.25% 2/15/18 (b)	1,835,000	1,770,775
11.75% 7/15/17 (b)	3,070,000	3,039,300
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (b)(d)	3,324,543	3,025,957
		75,133,817
Textiles & Apparel - 0.3%
Hanesbrands, Inc. 6.375% 12/15/20	2,215,000	2,226,075
TOTAL NONCONVERTIBLE BONDS (Cost $667,712,539)		685,313,684
Common Stocks - 0.1%
	Shares	Value
Telecommunications - 0.1%
CUI Acquisition Corp. Class E (b) (Cost $864,258)	1	$ 592,559
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.5%
Automotive - 0.4%
General Motors Co. 4.75%	78,400	3,258,304
Electric Utilities - 0.1%
AES Trust III 6.75%	23,000	1,121,250
TOTAL CONVERTIBLE PREFERRED STOCKS		4,379,554
Nonconvertible Preferred Stocks - 0.2%
Banks & Thrifts - 0.2%
GMAC LLC 7.00% (b)	2,055	1,530,975
TOTAL PREFERRED STOCKS (Cost $6,577,185)		5,910,529
Floating Rate Loans - 9.2%
	Principal Amount
Air Transportation - 0.7%
Delta Air Lines, Inc. Tranche B, term loan 5.5% 4/20/17 (d)	$ 2,817,938	2,740,444
US Airways Group, Inc. term loan 2.7458% 3/23/14 (d)	3,800,947	3,278,317
		6,018,761
Automotive - 0.9%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (d)	3,311,700	3,096,440
Federal-Mogul Corp.:
Tranche B, term loan 2.1775% 12/27/14 (d)	2,567,008	2,400,153
Tranche C, term loan 2.1775% 12/27/15 (d)	1,545,160	1,444,725
		6,941,318
Broadcasting - 1.0%
Clear Channel Capital I LLC Tranche B, term loan 3.8958% 1/29/16 (d)	4,846,038	3,792,025
Univision Communications, Inc. term loan 4.4958% 3/31/17 (d)	4,777,117	4,335,234
		8,127,259
Floating Rate Loans - continued
	Principal Amount	Value
Cable TV - 0.4%
Harron Communications LP Tranche B, term loan 5.25% 10/6/17 (d)	$ 2,203,121	$ 2,159,058
UPC Broadband Holding BV Tranche AB, term loan 12/31/17	1,125,000	1,110,938
		3,269,996
Capital Goods - 0.5%
Husky Intermediate, Inc. Tranche B, term loan 6.5% 6/30/18 (d)	2,718,188	2,704,597
SRAM LLC.:
2nd LN, term loan 8.5% 12/7/18 (d)	320,000	320,000
Tranche B 1LN, term loan 4.7635% 6/7/18 (d)	962,207	952,585
		3,977,182
Chemicals - 0.3%
Ashland, Inc. Tranche B, term loan 3.75% 8/23/18 (d)	2,455,000	2,461,138
Consumer Products - 0.2%
Visant Corp. Tranche B, term loan 5.25% 12/22/16 (d)	2,064,400	1,961,180
Containers - 0.5%
Anchor Glass Container Corp.:
Tranche 1LN, term loan 6% 3/2/16 (d)	1,089,433	1,081,262
Tranche 2LN, term loan 10% 9/2/16 (d)	1,480,000	1,465,200
Sealed Air Corp. Tranche B, term loan 4.75% 10/3/18 (d)	1,576,050	1,589,840
		4,136,302
Electric Utilities - 0.1%
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (d)	447,750	447,750
Energy - 0.4%
Frac Tech Holdings LLC Tranche B, term loan 6.25% 5/6/16 (d)	3,556,927	3,534,875
Food & Drug Retail - 0.2%
SUPERVALU, Inc. Tranche B 3LN, term loan 4.5% 4/29/18 (d)	1,417,875	1,361,160
Gaming - 0.3%
Ameristar Casinos, Inc. Tranche B, term loan 4% 4/14/18 (d)	930,325	932,651
MGM Mirage, Inc. Tranche B, term loan 7% 2/21/14 (d)	1,705,000	1,658,113
		2,590,764
Healthcare - 0.7%
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (d)	2,184,025	2,134,884
Floating Rate Loans - continued
	Principal Amount	Value
Healthcare - continued
Endo Pharmaceuticals Holdings, Inc. Tranche B, term loan 4% 6/17/18 (d)	$ 639,691	$ 641,290
Quintiles Transnational Corp. Tranche B, term loan 5% 6/8/18 (d)	2,687,038	2,666,885
		5,443,059
Leisure - 0.2%
Six Flags, Inc. Tranche B, term loan 5.25% 6/30/16 (d)	1,215,000	1,221,075
Publishing/Printing - 0.1%
Newsday LLC term loan 10.5% 8/1/13	780,000	805,350
Services - 0.2%
U.S. Foodservice term loan 5.75% 3/31/17 (d)	1,910,400	1,795,776
Steel - 0.2%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (d)	1,467,625	1,452,949
Super Retail - 0.3%
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (d)	2,275,000	2,218,125
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (d)	331,650	326,675
		2,544,800
Technology - 0.4%
Avaya, Inc. Tranche B 3LN, term loan 4.8143% 10/26/17 (d)	2,347,690	2,159,875
CommScope, Inc. Tranche B, term loan 5% 1/14/18 (d)	218,900	216,711
Godaddy.Com, Inc. Tranche B, term loan 9/23/18	885,000	882,788
		3,259,374
Telecommunications - 1.6%
Asurion LLC:
term loan 9% 5/24/19 (d)	3,715,000	3,640,700
Tranche B, term loan 5.5% 5/24/18 (d)	1,915,011	1,886,286
Intelsat Jackson Holdings SA term loan 3.3911% 2/1/14 (d)	1,335,000	1,249,894
MetroPCS Wireless, Inc. Tranche B 3LN, term loan 4% 3/17/18 (d)	4,191,546	4,128,673
TowerCo Finance LLC Tranche B, term loan 5.25% 2/2/17 (d)	2,049,700	2,039,452
		12,945,005
TOTAL FLOATING RATE LOANS (Cost $74,563,964)		74,295,073
Money Market Funds - 5.0%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (a) (Cost $40,460,887)	40,460,887	$ 40,460,887
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $790,178,833)		806,572,732
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,430,383
NET ASSETS - 100%		$ 809,003,115
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $278,500,288 or 34.4% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 55,679
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,258,304	$ 3,258,304	$ -	$ -
Financials	1,530,975	-	1,530,975	-
Telecommunication Services	592,559	-	-	592,559
Utilities	1,121,250	1,121,250	-	-
Corporate Bonds	685,313,684	-	682,569,328	2,744,356
Floating Rate Loans	74,295,073	-	74,295,073	-
Money Market Funds	40,460,887	40,460,887	-	-
Total Investments in Securities:	$ 806,572,732	$ 44,840,441	$ 758,395,376	$ 3,336,915
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(323,943)
Cost of Purchases	592,559
Proceeds of Sales	-
Amortization/Accretion	(18,651)
Transfers in to Level 3	3,086,950
Transfers out of Level 3	-
Ending Balance	$ 3,336,915
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (323,943)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.4%
Luxembourg	3.5%
Bermuda	3.3%
Canada	2.2%
Australia	1.5%
Netherlands	1.1%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $749,717,946)	$ 766,111,845
Fidelity Central Funds (cost $40,460,887)	40,460,887
Total Investments (cost $790,178,833)		$ 806,572,732
Cash		154,766
Receivable for investments sold		6,208,735
Receivable for fund shares sold		1,271,637
Dividends receivable		35,962
Interest receivable		15,419,492
Distributions receivable from Fidelity Central Funds		3,516
Prepaid expenses		3,000
Other receivables		208
Total assets		829,670,048

Liabilities
Payable for investments purchased Regular delivery	$ 16,390,893
Delayed delivery	1,910,000
Payable for fund shares redeemed	922,832
Distributions payable	688,315
Accrued management fee	367,470
Distribution and service plan fees payable	181,575
Other affiliated payables	155,129
Other payables and accrued expenses	50,719
Total liabilities		20,666,933

Net Assets		$ 809,003,115
Net Assets consist of:
Paid in capital		$ 776,935,106
Undistributed net investment income		11,084,666
Accumulated undistributed net realized gain (loss) on investments		4,589,444
Net unrealized appreciation (depreciation) on investments		16,393,899
Net Assets		$ 809,003,115

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($264,109,868 ÷ 31,503,182 shares)	$ 8.38

Maximum offering price per share (100/96.00 of $8.38)	$ 8.73
Class T: Net Asset Value and redemption price per share ($92,746,318 ÷ 11,079,978 shares)	$ 8.37

Maximum offering price per share (100/96.00 of $8.37)	$ 8.72
Class B: Net Asset Value and offering price per share ($19,647,252 ÷ 2,349,290 shares)A	$ 8.36

Class C: Net Asset Value and offering price per share ($120,709,986 ÷ 14,431,785 shares)A	$ 8.36

Institutional Class: Net Asset Value, offering price and redemption price per share ($311,789,691 ÷ 37,134,754 shares)	$ 8.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 281,499
Interest		66,445,243
Income from Fidelity Central Funds		55,679
Total income		66,782,421

Expenses
Management fee	$ 4,802,022
Transfer agent fees	1,714,615
Distribution and service plan fees	2,419,674
Accounting fees and expenses	312,694
Custodian fees and expenses	20,796
Independent trustees' compensation	4,707
Registration fees	105,692
Audit	66,380
Legal	9,510
Miscellaneous	8,095
Total expenses before reductions	9,464,185
Expense reductions	(97,895)	9,366,290
Net investment income (loss)		57,416,131
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		38,689,314
Change in net unrealized appreciation (depreciation) on investment securities		(59,527,068)
Net gain (loss)		(20,837,754)
Net increase (decrease) in net assets resulting from operations		$ 36,578,377

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 57,416,131	$ 61,092,073
Net realized gain (loss)	38,689,314	27,897,693
Change in net unrealized appreciation (depreciation)	(59,527,068)	37,579,543
Net increase (decrease) in net assets resulting from operations	36,578,377	126,569,309
Distributions to shareholders from net investment income	(58,364,548)	(56,793,977)
Share transactions - net increase (decrease)	(48,015,913)	30,984,510
Redemption fees	189,681	118,631
Total increase (decrease) in net assets	(69,612,403)	100,878,473

Net Assets
Beginning of period	878,615,518	777,737,045
End of period (including undistributed net investment income of $11,084,666 and undistributed net investment income of $12,073,287, respectively)	$ 809,003,115	$ 878,615,518

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.59	$ 7.87	$ 6.48	$ 9.13	$ 9.26
Income from Investment Operations
Net investment income (loss) C	.581	.637	.625	.645	.661
Net realized and unrealized gain (loss)	(.204)	.673	1.318	(2.616)	(.078)
Total from investment operations	.377	1.310	1.943	(1.971)	.583
Distributions from net investment income	(.589)	(.591)	(.556)	(.621)	(.664)
Distributions from net realized gain	-	-	-	(.060)	(.050)
Total distributions	(.589)	(.591)	(.556)	(.681)	(.714)
Redemption fees added to paid in capital C	.002	.001	.003	.002	.001
Net asset value, end of period	$ 8.38	$ 8.59	$ 7.87	$ 6.48	$ 9.13
Total Return A, B	4.53%	17.33%	31.69%	(23.03)%	6.46%
Ratios to Average Net Assets D, F
Expenses before reductions	1.04%	1.06%	1.09%	1.12%	1.04%
Expenses net of fee waivers, if any	1.04%	1.06%	1.09%	1.10%	1.04%
Expenses net of all reductions	1.04%	1.06%	1.08%	1.10%	1.03%
Net investment income (loss)	6.82%	7.81%	8.91%	7.65%	7.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 264,110	$ 278,577	$ 282,936	$ 89,571	$ 110,703
Portfolio turnover rate E	75%	79%	54%	62%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 7.86	$ 6.48	$ 9.12	$ 9.25
Income from Investment Operations
Net investment income (loss) C	.578	.633	.622	.645	.654
Net realized and unrealized gain (loss)	(.193)	.665	1.310	(2.606)	(.077)
Total from investment operations	.385	1.298	1.932	(1.961)	.577
Distributions from net investment income	(.587)	(.589)	(.555)	(.621)	(.658)
Distributions from net realized gain	-	-	-	(.060)	(.050)
Total distributions	(.587)	(.589)	(.555)	(.681)	(.708)
Redemption fees added to paid in capital C	.002	.001	.003	.002	.001
Net asset value, end of period	$ 8.37	$ 8.57	$ 7.86	$ 6.48	$ 9.12
Total Return A, B	4.63%	17.17%	31.52%	(22.94)%	6.40%
Ratios to Average Net Assets D, F
Expenses before reductions	1.07%	1.11%	1.16%	1.19%	1.15%
Expenses net of fee waivers, if any	1.07%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.07%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	6.79%	7.78%	8.89%	7.65%	7.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 92,746	$ 119,576	$ 111,601	$ 43,018	$ 57,798
Portfolio turnover rate E	75%	79%	54%	62%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 7.85	$ 6.47	$ 9.11	$ 9.25
Income from Investment Operations
Net investment income (loss) C	.521	.579	.571	.593	.593
Net realized and unrealized gain (loss)	(.204)	.676	1.317	(2.609)	(.086)
Total from investment operations	.317	1.255	1.888	(2.016)	.507
Distributions from net investment income	(.529)	(.536)	(.511)	(.566)	(.598)
Distributions from net realized gain	-	-	-	(.060)	(.050)
Total distributions	(.529)	(.536)	(.511)	(.626)	(.648)
Redemption fees added to paid in capital C	.002	.001	.003	.002	.001
Net asset value, end of period	$ 8.36	$ 8.57	$ 7.85	$ 6.47	$ 9.11
Total Return A, B	3.81%	16.58%	30.73%	(23.47)%	5.61%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.80%	1.81%	1.82%	1.79%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	6.11%	7.13%	8.25%	7.00%	6.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,647	$ 29,065	$ 32,894	$ 21,429	$ 41,049
Portfolio turnover rate E	75%	79%	54%	62%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 7.85	$ 6.47	$ 9.11	$ 9.25
Income from Investment Operations
Net investment income (loss) C	.516	.575	.572	.583	.584
Net realized and unrealized gain (loss)	(.202)	.675	1.309	(2.608)	(.085)
Total from investment operations	.314	1.250	1.881	(2.025)	.499
Distributions from net investment income	(.526)	(.531)	(.504)	(.557)	(.590)
Distributions from net realized gain	-	-	-	(.060)	(.050)
Total distributions	(.526)	(.531)	(.504)	(.617)	(.640)
Redemption fees added to paid in capital C	.002	.001	.003	.002	.001
Net asset value, end of period	$ 8.36	$ 8.57	$ 7.85	$ 6.47	$ 9.11
Total Return A, B	3.77%	16.51%	30.60%	(23.54)%	5.51%
Ratios to Average Net Assets D, F
Expenses before reductions	1.79%	1.81%	1.85%	1.86%	1.84%
Expenses net of fee waivers, if any	1.79%	1.81%	1.85%	1.85%	1.84%
Expenses net of all reductions	1.79%	1.81%	1.85%	1.85%	1.84%
Net investment income (loss)	6.08%	7.07%	8.15%	6.90%	6.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,710	$ 121,796	$ 98,361	$ 30,619	$ 50,700
Portfolio turnover rate E	75%	79%	54%	62%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.60	$ 7.88	$ 6.49	$ 9.14	$ 9.27
Income from Investment Operations
Net investment income (loss) B	.598	.655	.637	.669	.678
Net realized and unrealized gain (loss)	(.195)	.673	1.323	(2.619)	(.078)
Total from investment operations	.403	1.328	1.960	(1.950)	.600
Distributions from net investment income	(.605)	(.609)	(.573)	(.642)	(.681)
Distributions from net realized gain	-	-	-	(.060)	(.050)
Total distributions	(.605)	(.609)	(.573)	(.702)	(.731)
Redemption fees added to paid in capital B	.002	.001	.003	.002	.001
Net asset value, end of period	$ 8.40	$ 8.60	$ 7.88	$ 6.49	$ 9.14
Total Return A	4.85%	17.55%	31.95%	(22.81)%	6.65%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.89%	.90%	.92%	.90%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income (loss)	7.01%	8.03%	9.15%	7.90%	7.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 311,790	$ 329,601	$ 251,945	$ 143,656	$ 206,188
Portfolio turnover rate D	75%	79%	54%	62%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities

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3. Significant Accounting Policies - continued

Security Valuation - continued

can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 36,981,282
Gross unrealized depreciation	(15,125,369)
Net unrealized appreciation (depreciation) on securities and other investments	$ 21,855,913

Tax Cost	$ 784,716,819

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,523,968
Undistributed long-term capital gain	$ 4,692,169
Net unrealized appreciation (depreciation)	$ 21,855,913

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 58,364,548	$ 56,793,977

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $608,126,096 and $658,984,275, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 695,333	$ 29,342
Class T	-%	.25%	253,267	777
Class B	.65%	.25%	211,587	153,147
Class C	.75%	.25%	1,259,487	216,537
			$ 2,419,674	$ 399,803

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 50,370
Class T	14,027
Class B*	45,434
Class C*	21,389
$ 131,220

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 457,366.16
Class T	194,600.19
Class B	57,072.24
Class C	200,320.16
Institutional Class	805,257.25
	$ 1,714,615

Accounting Fees. Fidelity Service Company, Inc.(FSC),an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,634 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	1.75%	$ 5,056
Institutional Class	.85%	91,994
		$ 97,050

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8. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $845.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 19,235,107	$ 19,564,063
Class T	7,022,151	8,106,510
Class B	1,492,154	2,016,196
Class C	7,761,167	6,870,782
Institutional Class	22,853,969	20,236,426
Total	$ 58,364,548	$ 56,793,977

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	11,035,124	12,522,852	$ 93,905,487	$ 102,338,670
Reinvestment of distributions	1,718,199	1,933,676	14,616,217	15,757,880
Shares redeemed	(13,690,810)	(17,971,169)	(116,003,419)	(146,048,194)
Net increase (decrease)	(937,487)	(3,514,641)	$ (7,481,715)	$ (27,951,644)
Class T
Shares sold	2,530,176	4,262,025	$ 21,555,934	$ 34,864,789
Reinvestment of distributions	639,347	801,021	5,430,910	6,526,420
Shares redeemed	(6,034,437)	(5,319,048)	(51,105,942)	(42,961,064)
Net increase (decrease)	(2,864,914)	(256,002)	$ (24,119,098)	$ (1,569,855)
Class B
Shares sold	352,305	980,780	$ 3,000,132	$ 7,948,435
Reinvestment of distributions	125,332	178,898	1,064,267	1,455,158
Shares redeemed	(1,520,701)	(1,956,336)	(12,916,276)	(15,872,081)
Net increase (decrease)	(1,043,064)	(796,658)	$ (8,851,877)	$ (6,468,488)
Class C
Shares sold	5,225,007	4,995,047	$ 44,336,082	$ 40,775,675
Reinvestment of distributions	674,321	603,900	5,721,751	4,920,435
Shares redeemed	(5,681,693)	(3,909,452)	(47,570,444)	(31,699,416)
Net increase (decrease)	217,635	1,689,495	$ 2,487,389	$ 13,996,694

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Institutional Class
Shares sold	8,753,536	13,581,004	$ 74,216,680	$ 111,569,405
Reinvestment of distributions	2,455,769	2,217,926	20,915,187	18,146,842
Shares redeemed	(12,403,938)	(9,445,366)	(105,182,479)	(76,738,444)
Net increase (decrease)	(1,194,633)	6,353,564	$ (10,050,612)	$ 52,977,803

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisors Income Opportunities Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/05/11	12/02/11	$0.00	$0.05

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2011, $11,825,660, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $39,448,633 of distributions paid during the period January 1, 2011 to October 31, 2011, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that the fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 27% means that 73% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2010 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AHII-UANN-1211
1.784749.108

Fidelity®

Floating Rate High Income

Fund

(A Class of Fidelity Advisor®
Floating Rate High Income Fund)

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting chairman's photo appears here)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,
(Acting chairman's signature appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate High Income FundA	2.86%	4.16%	4.44%

A The initial offering of Fidelity Floating Rate High Income Fund shares took place on September 19, 2002. Returns prior to September 19, 2002 are those of Institutional Class of Fidelity Advisor Floating Rate High Income Fund, one of the original classes of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Floating Rate High Income Fund, a class of the fund, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P®/Loan Syndications and Trading Association Leveraged Performing Loan Index performed over the same period. The initial offering of Fidelity Floating Rate High Income Fund took place on September 19, 2002. See above for additional information regarding the performance of Fidelity Floating Rate High Income Fund.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Favorable fundamental and technical dynamics buoyed the leveraged-loan market for much of the year ending October 31, 2011, with the S&P®/LSTA Leveraged Performing Loan Index reporting a 3.24% increase for the period. Low yields in U.S. Treasuries and money market funds enticed investors into this asset class, which saw a record $25 billion flow into leveraged-loan funds during the first half of 2011. In July, however, a deteriorating economic outlook, coupled with the debt ceiling debate and the U.S. sovereign debt downgrade led to a rapid and pronounced re-pricing of credit risk to reflect an outlook of slower profit growth. Further, the Federal Reserve's August announcement that it would keep short-term interest rates low through 2013 had a direct and calculable effect on loan prices, as they adjusted to reduce the floating-rate option value for the defined period. Asset flows, which had been quite strong, reversed in August and September, recording $5.5 billion in outflows before stabilizing in October, leading to improved technical conditions and prices. The performing loan market ended the period with $476.4 billion, up modestly over the 12-month period, and offered a reported index yield of 6.35%. Credit quality gains contributed to a 0.3% leveraged-loan default rate - a 45 month low - by period end.

Comments from Christine McConnell, Portfolio Manager of Fidelity® Floating Rate High Income Fund: For the year, the fund's Retail Class shares gained 2.86%, lagging the S&P®/LSTA index. The fund's underperformance was due in part to its higher-quality, larger-cap bias, as loans with these characteristics underperformed for the first eight months of the period when investors sought higher risk and yield. On an industry basis, the biggest drags on relative performance came from telecom and financial intermediaries. Within the telecom group, weak security selection, including out-of-index holdings in wireless providers Sprint Nextel and Clearwire detracted, while in financials, a non-benchmark stake in Ally Financial hurt. Elsewhere, the fund's cash position was a negative. On the positive side, underexposure to the weak-performing publishing industry, along with good security selection there, provided the biggest relative boost, including an underweighting in Dex One and not owning index components SuperMedia and Yell Group. Good choices in utilities also helped, led by an underweighting in lagging Texas electric utility TXU Energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	.98%
Actual		$ 1,000.00	$ 995.00	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,020.27	$ 4.99
Class T	1.06%
Actual		$ 1,000.00	$ 994.50	$ 5.33
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class B	1.49%
Actual		$ 1,000.00	$ 992.40	$ 7.48
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class C	1.72%
Actual		$ 1,000.00	$ 991.30	$ 8.63
Hypothetical A		$ 1,000.00	$ 1,016.53	$ 8.74
Fidelity Floating Rate High Income Fund	.70%
Actual		$ 1,000.00	$ 996.40	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Institutional Class	.73%
Actual		$ 1,000.00	$ 996.20	$ 3.67
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2011
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	4.2	3.5
Community Health Systems, Inc.	3.2	2.7
Intelsat Jackson Holdings SA	2.5	1.4
VNU, Inc.	2.1	1.7
Univision Communications, Inc.	1.9	1.8
	13.9
Top Five Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	16.8	14.3
Technology	10.1	8.4
Telecommunications	8.9	7.5
Electric Utilities	6.1	5.7
Broadcasting	5.4	4.3
Quality Diversification (% of fund's net assets)
As of October 31, 2011	As of April 30, 2011
AAA,AA,A 0.0%	AAA,AA,A 0.4%
BBB 4.6%	BBB 4.2%
BB 48.0%	BB 37.6%
B 31.5%	B 30.5%
CCC,CC,C 1.3%	CCC,CC,C 2.3%
D 0.0%	D 0.0%
Not Rated 6.1%	Not Rated 11.4%
Equities 0.1%	Equities 0.7%
Short-Term Investments and Net Other Assets 8.4%	Short-Term Investments and Net Other Assets 12.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2011*		As of April 30, 2011**
	Floating Rate Loans 81.2%		Floating Rate Loans 73.7%
	Nonconvertible Bonds 10.3%		Nonconvertible Bonds 12.7%
	Common Stocks 0.1%		Common Stocks 0.7%
	Short-Term Investments and Net Other Assets 8.4%		Short-Term Investments and Net Other Assets 12.9%
* Foreign investments	7.6%	** Foreign investments	7.0%

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Floating Rate Loans - 81.2% (g)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.5%
Aeroflex, Inc. Tranche B, term loan 4.25% 5/9/18 (f)	$ 8,479	8,309
Sequa Corp. term loan:
3.6219% 12/3/14 (f)	36,990	35,603
7% 12/3/14 (f)	5,000	5,000
Spirit Aerosystems, Inc. Tranche B 2LN, term loan 3.4932% 9/30/16 (f)	18,064	18,064
TransDigm, Inc. Tranche B, term loan 4% 2/14/17 (f)	73,603	73,419
Wesco Aircraft Hardware Corp. Tranche B, term loan 4.25% 4/7/17 (f)	9,323	9,299
		149,694
Air Transportation - 0.4%
Delta Air Lines, Inc. Tranche B, term loan 4.25% 3/7/16 (f)	3,980	3,761
Northwest Airlines Corp. Tranche B, term loan 3.8577% 12/22/13 (f)	2,943	2,899
United Air Lines, Inc. Tranche B, term loan 2.25% 2/1/14 (f)	13,676	13,265
US Airways Group, Inc. term loan 2.7458% 3/23/14 (f)	28,230	24,349
		44,274
Automotive - 2.6%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (f)	13,970	13,062
Delphi Corp.:
Tranche A, term loan 3% 3/31/16 (f)	25,888	25,758
Tranche B, term loan 3.5% 3/31/17 (f)	60,636	60,712
Federal-Mogul Corp.:
Tranche B, term loan 2.1775% 12/27/14 (f)	50,978	47,664
Tranche C, term loan 2.1775% 12/27/15 (f)	26,009	24,319
Tenneco, Inc.:
Credit-Linked Deposit 5.2215% 3/16/14 (f)	15,750	15,671
Tranche B, term loan 4.7458% 6/3/16 (f)	11,850	11,850
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 1.93% 4/30/14 (f)	64,500	63,210
		262,246
Broadcasting - 5.4%
AMC Networks, Inc. Tranche B, term loan 4% 12/31/18 (f)	31,486	31,014
Clear Channel Capital I LLC Tranche B, term loan 3.8958% 1/29/16 (f)	51,285	40,131
Clear Channel Communications, Inc. Tranche A, term loan 3.6458% 7/30/14 (f)	2,892	2,509
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Broadcasting - continued
Gray Television, Inc. Tranche B, term loan 3.74% 12/31/14 (f)	$ 2,351	$ 2,304
Nexstar Broadcasting, Inc. term loan 5% 9/30/16 (f)	5,317	5,238
Raycom Media, Inc. Tranche B, term loan 4.5% 5/31/17 (f)	4,988	4,701
Sinclair Television Group, Inc. Tranche B, term loan 4% 10/29/16 (f)	4,870	4,834
TWCC Holding Corp. Tranche B, term loan 4.25% 2/11/17 (f)	54,126	54,126
Univision Communications, Inc.:
term loan 4.4958% 3/31/17 (f)	122,205	110,901
Tranche 1LN, term loan 2.2458% 9/29/14 (f)	83,476	80,137
VNU, Inc.:
term loan 2.2423% 8/9/13 (f)	76,334	75,762
Tranche B, term loan 3.9923% 5/1/16 (f)	44,477	44,477
Tranche C, term loan 3.4923% 5/1/16 (f)	91,261	90,348
		546,482
Building Materials - 0.5%
Armstrong World Industries, Inc. Tranche B, term loan 4% 3/10/18 (f)	14,283	14,033
Goodman Global Group, Inc.:
Tranche 1 LN, term loan 5.75% 10/28/16 (f)	20,478	20,325
Tranche 2 LN, term loan 9% 10/28/17 (f)	3,540	3,567
Nortek, Inc. Tranche B, term loan 5.2507% 4/26/17 (f)	11,619	11,445
		49,370
Cable TV - 5.2%
Bresnan Broadband Holdings LLC Tranche B, term loan 4.5% 12/14/17 (f)	36,746	36,287
CCO Holdings, LLC Tranche 3LN, term loan 2.7458% 9/6/14 (f)	41,347	40,313
Cequel Communications LLC Tranche 1LN, term loan 2.2407% 11/5/13 (f)	59,138	57,955
Charter Communications Operating LLC:
term loan 7.25% 3/6/14 (f)	216	215
Tranche B 1LN, term loan 2.25% 3/6/14 (f)	9,197	9,105
Tranche C, term loan 3.62% 9/6/16 (f)	159,438	158,242
CSC Holdings, Inc.:
Tranche B, term loan 1.9947% 3/31/13 (f)	28,696	28,553
Tranche B2, term loan 3.4947% 3/29/16 (f)	24,707	24,584
Tranche B3, term loan 3.2447% 3/29/16 (f)	72,987	72,257
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Cable TV - continued
Insight Midwest Holdings LLC Tranche B, term loan 1.99% 4/6/14 (f)	$ 25,448	$ 25,258
Mediacom Broadband LLC Tranche F, term loan 4.5% 10/23/17 (f)	16,768	16,474
Mediacom LLC:
Tranche D, term loan 5.5% 3/31/17 (f)	2,940	2,918
Tranche E, term loan 4.5% 10/23/17 (f)	2,933	2,867
UPC Broadband Holding BV:
Tranche AB, term loan 12/31/17 (f)	10,000	9,875
Tranche N1, term loan 1.9894% 12/31/14 (f)	5,000	4,750
Tranche T, term loan 3.8721% 12/31/16 (f)	11,448	11,162
Tranche X, term loan 3.7394% 12/31/17 (f)	21,942	21,394
WideOpenWest Finance LLC Tranche A, term loan 6.7415% 6/28/14 (f)	2,967	2,848
		525,057
Capital Goods - 0.8%
Rexnord Corp.:
Tranche B A0, term loan 2.5% 7/19/13 (f)	3,292	3,226
Tranche B, term loan 2.8717% 7/19/13 (f)	12,325	12,140
SRAM LLC. Tranche B 1LN, term loan 4.7635% 6/7/18 (f)	5,861	5,803
Tomkins PLC:
Tranche A, term loan 4.25% 9/21/15 (f)	5,040	5,034
Tranche B, term loan 4.25% 9/21/16 (f)	57,865	57,793
		83,996
Chemicals - 3.7%
Arizona Chemical term loan 4.75% 11/19/16 (f)	5,819	5,826
Ashland, Inc. Tranche B, term loan 3.75% 8/23/18 (f)	33,000	33,083
Celanese Holdings LLC:
Revolving Credit-Linked Deposit 1.7215% 4/2/13 (f)	51,781	50,227
Tranche C, term loan 3.1221% 10/31/16 (f)	34,912	34,999
Chemtura Corp. term loan 5.5% 8/27/16 (f)	20,000	20,050
General Chemical Corp. Tranche B, term loan 5.0017% 10/6/15 (f)	4,634	4,564
Huntsman International LLC Tranche B, term loan:
1.8318% 4/19/14 (f)	36,097	35,375
2.7998% 4/19/17 (f)	7,000	6,738
INEOS US Finance:
Tranche B 2LN, term loan 8.501% 12/16/13 (f)	11,122	11,400
Tranche C 2LN, term loan 9.001% 12/16/14 (f)	12,294	12,602
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Chemicals - continued
Millennium America/Millennium Inorganic Chemicals Ltd.:
Tranche 1LN, term loan 2.6186% 5/15/14 (f)	$ 7,451	$ 7,340
Tranche 2LN, term loan 6.1186% 11/18/14 (f)	3,000	2,940
Momentive Performance Materials, Inc. Tranche B1, term loan 3.75% 5/15/15 (f)	15,734	14,869
Nalco Co.:
Tranche B 1LN, term loan 4.5% 10/5/17 (f)	20,337	20,312
Tranche C, term loan 1.9958% 5/13/16 (f)	3,955	3,925
Polypore, Inc. Tranche B, term loan 2.25% 7/3/14 (f)	7,796	7,796
Rockwood Specialties Group, Inc. Tranche B, term loan 3.5% 2/10/18 (f)	33,433	33,475
Solutia, Inc. Tranche B, term loan 3.5% 8/1/17 (f)	45,084	45,197
Styron Corp. Tranche B, term loan 6% 8/2/17 (f)	19,810	18,126
Tronox, Inc. Tranche B, term loan 7% 10/21/15 (f)	1,935	1,925
Univar NV Tranche B, term loan 5% 6/30/17 (f)	6,913	6,722
		377,491
Consumer Products - 2.3%
Jarden Corp. Tranche B, term loan 3.2389% 3/31/18 (f)	22,338	22,282
NBTY, Inc. Tranche B 1LN, term loan 4.25% 10/1/17 (f)	35,727	35,549
Revlon Consumer Products Corp. term loan 4.75% 11/19/17 (f)	15,960	15,840
Reynolds Consumer Products Holdings, Inc.:
Tranche C, term loan 6.5% 8/9/18 (f)	63,830	63,511
Tranche E, term loan 6.5% 2/9/18 (f)	93,095	92,629
Spectrum Brands, Inc. Tranche B, term loan 5.0006% 6/17/16 (f)	6,137	6,122
		235,933
Containers - 0.7%
Anchor Glass Container Corp.:
Tranche 1LN, term loan 6% 3/2/16 (f)	20,054	19,903
Tranche 2LN, term loan 10% 9/2/16 (f)	9,500	9,405
Berry Plastics Holding Corp. Tranche C, term loan 2.2433% 4/3/15 (f)	7,829	7,476
BWAY Holding Co. Tranche B, term loan 4.5% 2/23/18 (f)	8,535	8,407
Sealed Air Corp. Tranche B, term loan 4.75% 10/3/18 (f)	26,933	27,168
		72,359
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Diversified Financial Services - 1.5%
EquiPower Resources Holdings LLC Tranche B, term loan 5.75% 1/26/18 (f)	$ 7,526	$ 7,489
Fifth Third Processing Solutions Tranche B-1, term loan 4.5% 11/3/16 (f)	29,850	29,663
International Lease Finance Corp.:
Tranche 1LN, term loan 6.75% 3/17/15 (f)	21,763	21,818
Tranche 2LN, term loan 7% 3/17/16 (f)	14,165	14,306
MSCI, Inc. Tranche B 1LN, term loan 3.75% 3/14/17 (f)	33,253	33,502
Nuveen Investments, Inc. term loan 3.3924% 11/13/14 (f)	13,015	12,592
Royalty Pharma Finance Trust Tranche B 1LN, term loan 3.75% 11/9/16 (f)	4,988	4,975
TransUnion LLC Tranche B, term loan 4.75% 2/10/18 (f)	25,670	25,541
		149,886
Diversified Media - 0.2%
Advanstar Communications, Inc. Tranche 1LN, term loan 2.62% 5/31/14 (f)	1,979	1,267
Lamar Media Corp. Tranche B, term loan 4% 12/31/16 (f)	16,015	16,095
		17,362
Electric Utilities - 5.2%
Astoria Generating Co. Acquisitions LLC Tranche 2LN, term loan 4.17% 8/23/13 (f)	2,000	1,685
BRSP LLC term loan 7.5% 6/24/14 (f)	12,954	12,889
Calpine Corp.:
Tranche B 2LN, term loan 4.5% 4/1/18 (f)	8,978	8,865
Tranche B, term loan 4.5% 4/1/18 (f)	85,575	84,505
Covanta Energy Corp.:
Credit-Linked Deposit 1.8743% 2/9/14 (f)	4,658	4,588
term loan 1.75% 2/9/14 (f)	9,036	8,901
Dynegy, Inc.:
(Coal) Tranche B, term loan 9.25% 8/5/16 (f)	35,152	35,152
(Gas) Tranche B, term loan 9.25% 8/5/16 (f)	17,928	17,569
GenOn Energy, Inc. Tranche B, term loan 6% 9/20/17 (f)	50,535	50,535
MACH Gen LLC Credit-Linked Deposit 2.3686% 2/22/13 (f)	182	170
Nebraska Energy, Inc.:
Tranche 2LN, term loan 4.75% 5/1/14 (f)	6,000	5,430
Tranche B 1LN, term loan 2.75% 11/1/13 (f)	11,427	11,084
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - continued
NRG Energy, Inc. Tranche B, term loan 4% 7/1/18 (f)	$ 77,805	$ 77,513
NSG Holdings LLC:
Credit-Linked Deposit 1.8471% 6/15/14 (f)	247	233
Tranche B, term loan 1.8471% 6/15/14 (f)	601	565
Puget Energy, Inc. term loan 2.2458% 2/6/14 (f)	7,397	7,305
Tempus Public Foundation Generation Holdings LLC:
Credit-Linked Deposit 2.3686% 12/15/13 (f)	3,137	3,012
revolver loan 2.3686% 12/15/11 (f)	793	761
Tranche 1LN, term loan 2.3686% 12/15/13 (f)	6,349	6,095
Tranche 2LN, term loan 4.6186% 12/15/14 (f)	30,143	28,334
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan:
3.7597% 10/10/14 (f)	117,117	87,106
4.7574% 10/10/17 (f)	12,252	8,439
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (f)	70,362	70,362
		531,098
Energy - 0.4%
Alon USA, Inc. term loan 2.5497% 8/4/13 (f)	1,842	1,667
CCS, Inc. Tranche B, term loan 3.3686% 11/14/14 (f)	2,967	2,707
Citgo Petroleum Corp. Tranche B, term loan 8% 6/24/15 (f)	1,098	1,098
Frac Tech Holdings LLC Tranche B, term loan 6.25% 5/6/16 (f)	12,444	12,366
MEG Energy Corp. Tranche B, term loan 4% 3/18/18 (f)	11,000	10,973
Sheridan Production Partners LP term loan 6.5% 4/20/17 (f)	8,880	8,791
		37,602
Entertainment/Film - 0.3%
Cinemark USA, Inc. Tranche B-2, term loan 3.5047% 4/30/16 (f)	2,985	2,955
Regal Cinemas Corp. Tranche B, term loan 3.3686% 8/23/17 (f)	28,274	28,062
		31,017
Environmental - 0.0%
Synagro Technologies, Inc. Tranche 1LN, term loan 2.25% 3/30/14 (f)	405	348
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Food & Drug Retail - 1.0%
GNC Corp. Tranche B, term loan 4.25% 3/2/18 (f)	$ 38,808	$ 38,614
Rite Aid Corp.:
Tranche 5 LN, term loan 4.5% 3/3/18 (f)	17,719	16,745
Tranche ABL, term loan 2% 6/4/14 (f)	19,621	18,541
SUPERVALU, Inc.:
Tranche B 3LN, term loan 4.5% 4/29/18 (f)	26,492	25,432
Tranche B2, term loan 3.4958% 10/5/15 (f)	6,133	5,918
		105,250
Food/Beverage/Tobacco - 1.3%
Bolthouse Farms, Inc. Tranche 1LN, term loan 5.5004% 2/11/16 (f)	7,268	7,187
Constellation Brands, Inc.:
Tranche B, term loan 1.8501% 6/5/13 (f)	19,959	19,909
Tranche B, term loan 3% 6/5/15 (f)	2,994	2,987
Dean Foods Co. Tranche B, term loan:
3.37% 4/2/16 (f)	24,600	23,985
3.5178% 4/2/17 (f)	11,900	11,662
Del Monte Foods Co. Tranche B, term loan 4.5% 3/8/18 (f)	20,948	20,424
Earthbound Holdings III LLC Tranche B, term loan 5.5% 12/21/16 (f)	6,948	6,826
JBS USA LLC Tranche B, term loan 4.25% 5/25/18 (f)	6,983	6,843
Michael Foods, Inc. Tranche B, term loan 4.25% 2/25/18 (f)	20,895	20,634
Pinnacle Foods Finance LLC:
term loan 2.7727% 4/4/14 (f)	3,396	3,260
Tranche D, term loan 6% 4/4/14 (f)	8,325	8,387
		132,104
Gaming - 1.8%
Ameristar Casinos, Inc. Tranche B, term loan 4% 4/14/18 (f)	21,890	21,945
Choctaw Resort Development Enterprise term loan 8.25% 11/4/11 (f)	1,185	983
CityCenter Holdings LLC/CityCenter Finance Corp. term loan 7.5% 1/21/15 (f)	2,740	2,713
Harrah's Entertainment, Inc.:
Tranche B1, term loan 3.4183% 1/28/15 (f)	6,688	5,902
Tranche B2, term loan 3.3577% 1/28/15 (f)	3,890	3,433
Tranche B3, term loan 3.4174% 1/28/15 (f)	8,681	7,661
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Gaming - continued
Las Vegas Sands Corp. term loan 2.84% 11/23/15 (f)	$ 6,905	$ 6,646
Las Vegas Sands LLC:
term loan 1.84% 5/23/14 (f)	7,211	7,031
Tranche B, term loan:
1.84% 5/23/14 (f)	35,309	34,427
2.84% 11/23/16 (f)	8,260	7,950
Tranche I, term loan 2.84% 11/23/16 (f)	1,660	1,598
Motor City Casino Tranche B, term loan 7% 3/1/17 (f)	3,745	3,726
Penn National Gaming, Inc. Tranche B, term loan 3.75% 7/14/18 (f)	18,953	19,000
Venetian Macau Ltd.:
Tranche B, term loan 4.75% 5/26/13 (f)	21,412	21,359
Tranche DD, term loan 4.75% 5/26/12 (f)	14,989	14,951
Venetian Macau US Finance, Inc. Tranche B, term loan 4.75% 5/25/13 (f)	21,072	21,019
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. term loan B 2.125% 8/15/13 (f)	2,313	2,290
		182,634
Healthcare - 16.6%
Bausch & Lomb, Inc. term loan:
3.4958% 4/26/15 (f)	17,644	17,511
3.5915% 4/26/15 (f)	73,242	72,692
Biomet, Inc. term loan 3.3172% 3/25/15 (f)	32,521	32,034
Carestream Health, Inc. term loan 5% 2/25/17 (f)	2,985	2,686
Community Health Systems, Inc.:
term loan 3.819% 1/25/17 (f)	54,772	52,992
Tranche B, term loan 2.569% 7/25/14 (f)	272,175	263,330
Tranche DD, term loan 2.569% 7/25/14 (f)	14,057	13,600
ConvaTec Healthcare ESA Tranche B, term loan 5.75% 12/22/16 (f)	1,955	1,901
DaVita, Inc.:
Tranche A, term loan 2.75% 10/20/15 (f)	39,222	38,437
Tranche B, term loan 4.5% 10/20/16 (f)	86,874	86,439
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (f)	52,621	47,096
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (f)	35,820	35,014
Endo Pharmaceuticals Holdings, Inc. Tranche B, term loan 4% 6/17/18 (f)	33,795	33,879
Fresenius Medical Care Holdings, Inc. Tranche B, term loan 1.7436% 3/31/13 (f)	50,875	50,239
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Fresenius SE:
Tranche D 1LN, term loan 3.5% 9/10/14 (f)	$ 35,730	$ 35,641
Tranche D 2LN, term loan 3.5% 9/10/14 (f)	21,618	21,564
Grifols SA Tranche B, term loan 6% 6/1/17 (f)	41,895	41,895
Hanger Orthopedic Group, Inc. Tranche C, term loan 4% 12/1/16 (f)	7,930	7,672
HCA, Inc.:
Tranche A, term loan 1.6186% 11/17/12 (f)	12,752	12,656
Tranche B, term loan 2.6186% 11/17/13 (f)	321,607	318,384
Tranche B2, term loan 3.6186% 3/31/17 (f)	105,201	101,782
HCR Healthcare LLC Tranche B, term loan 5% 4/16/18 (f)	6,923	6,161
Health Management Associates, Inc. Tranche B, term loan 2.1186% 2/28/14 (f)	51,631	51,311
IASIS Healthcare LLC Tranche B, term loan 5% 5/3/18 (f)	49,959	48,650
Kinetic Concepts, Inc. Tranche B-1 term loan 7% 4/20/18 (f)	34,000	34,129
LifePoint Hospitals, Inc. Tranche B, term loan 3.08% 4/15/15 (f)	22,363	21,748
Mylan, Inc. Tranche B, term loan 3.625% 10/2/14 (f)	10,579	10,553
Quintiles Transnational Corp. Tranche B, term loan 5% 6/8/18 (f)	6,983	6,930
Renal Advantage Holdings, Inc. Tranche B, term loan 5.75% 12/17/16 (f)	18,619	18,596
Rural/Metro Corp. Tranche B, term loan 5.75% 6/30/18 (f)	9,975	9,726
Sheridan Healthcare, Inc.:
Tranche 1LN, term loan 2.6406% 6/15/14 (f)	3,969	3,751
Tranche 2LN, term loan 6.0728% 6/15/15 (f)	3,000	2,835
Tranche B, term loan 4.1186% 6/15/14 (f)	1,839	1,747
Skilled Healthcare Group, Inc. term loan 5.25% 4/9/16 (f)	9,850	9,284
Sun Healthcare Group, Inc. Tranche B, term loan 7.5% 10/18/16 (f)	2,735	1,914
Team Health, Inc. Tranche B, term loan 3.75% 6/29/18 (f)	6,983	6,633
Universal Health Services, Inc.:
term loan 4% 11/15/16 (f)	90,845	90,845
Tranche A, term loan 2.0971% 11/15/15 (f)	11,561	11,387
Vanguard Health Holding Co. II LLC Tranche B, term loan 5% 1/29/16 (f)	26,202	25,974
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
VWR Funding, Inc. term loan 2.7458% 6/29/14 (f)	$ 27,503	$ 26,677
Warner Chilcott Co. LLC Tranche B, term loan 4.25% 3/14/18 (f)	8,948	8,870
		1,685,165
Homebuilders/Real Estate - 1.6%
Capital Automotive LP term loan 5% 3/11/17 (f)	17,553	17,245
CB Richard Ellis Group, Inc.:
Tranche A, term loan 2.2429% 11/9/15 (f)	7,200	6,984
Tranche B, term loan 3.4929% 11/9/16 (f)	24,124	23,822
CB Richard Ellis Services, Inc.:
Tranche C, term loan 3.4958% 3/4/18 (f)	40,907	39,783
Tranche D, term loan 3.7423% 9/4/19 (f)	22,943	22,312
RE/MAX LLC term loan 5.5% 4/14/16 (f)	3,673	3,618
Realogy Corp.:
Credit-Linked Deposit 3.1911% 10/10/13 (f)	4,560	4,275
Tranche B, term loan 3.2717% 10/10/13 (f)	38,001	35,626
Tranche DD, term loan 3.2717% 10/10/13 (f)	7,242	6,789
		160,454
Insurance - 0.2%
CNO Financial Group, Inc. Tranche B, term loan 6.25% 9/30/16 (f)	10,055	10,080
USI Holdings Corp. Tranche B, term loan 2.75% 5/4/14 (f)	6,925	6,406
		16,486
Leisure - 0.6%
Cedar Fair LP Tranche B, term loan 4% 12/15/17 (f)	15,250	15,250
SeaWorld Parks & Entertainment, Inc. term loan 4% 8/17/17 (f)	37,731	37,448
Six Flags, Inc. Tranche B, term loan 5.25% 6/30/16 (f)	12,675	12,739
		65,437
Metals/Mining - 2.2%
American Rock Salt Co. LLC Tranche B, term loan 5.5% 4/25/17 (f)	2,978	2,896
Compass Minerals:
Tranche B, term loan 1.75% 12/22/12 (f)	1,968	1,948
Tranche C, term loan 3% 1/15/16 (f)	11,838	11,660
Fairmount Minerals Ltd. Tranche B, term loan 5.25% 3/15/17 (f)	1,510	1,502
Novelis, Inc. Tranche B, term loan 3.75% 3/10/17 (f)	82,905	82,076
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Metals/Mining - continued
Oxbow Carbon LLC Tranche B 1LN, term loan 3.9036% 5/8/16 (f)	$ 10,450	$ 10,188
SunCoke Energy, Inc. Tranche B, term loan 3.3956% 7/26/18 (f)	5,317	5,290
Walter Energy, Inc.:
Tranche A, term loan 3.3624% 4/1/16 (f)	10,594	10,435
Tranche B, term loan 4% 4/1/18 (f)	94,218	93,865
		219,860
Paper - 1.0%
Graphic Packaging International, Inc.:
Tranche B, term loan 2.388% 5/16/14 (f)	14,643	14,516
Tranche C, term loan 3.1357% 5/16/14 (f)	13,397	13,364
Rock-Tenn Co.:
Tranche A, term loan 2.19% 5/27/16 (f)	16,000	15,920
Tranche B, term loan 3.5% 5/27/18 (f)	55,556	55,556
White Birch Paper Co. Tranche 1LN, term loan 5/8/14 (c)(f)	1,995	251
		99,607
Publishing/Printing - 0.6%
Cenveo Corp. Tranche B, term loan 6.25% 12/21/16 (f)	4,963	4,900
Dex Media East LLC term loan 2.8023% 10/24/14 (f)	10,117	5,058
Dex Media West LLC/Dex Media West Finance Co. term loan 7% 10/24/14 (f)	2,084	1,250
Newsday LLC term loan 10.5% 8/1/13	7,406	7,647
Quad/Graphics, Inc. Tranche B, term loan 4% 7/26/18 (f)	11,330	11,302
Thomson Learning Tranche B, term loan 2.5% 7/5/14 (f)	39,188	33,898
		64,055
Restaurants - 1.1%
Burger King Corp. Tranche B, term loan 4.5% 10/19/16 (f)	40,807	40,399
Denny's, Inc. Tranche B, term loan 5.25% 9/30/16 (f)	4,889	4,876
DineEquity, Inc. Tranche B 1LN, term loan 4.3236% 10/19/17 (f)	17,806	17,717
Dunkin Brands, Inc. Tranche B2, term loan 4% 11/23/17 (f)	29,780	29,706
Landry's Restaurants, Inc. Tranche B, term loan 6.25% 12/1/14 (f)	6,930	6,843
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Restaurants - continued
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 2.6231% 6/14/13 (f)	$ 148	$ 141
term loan 2.5625% 6/14/14 (f)	1,993	1,893
Wendy's/Arby's Restaurants LLC term loan 5% 5/24/17 (f)	7,572	7,553
		109,128
Services - 3.3%
Allied Security Holdings LLC Tranche B 1LN, term loan 5% 2/4/17 (f)	7,463	7,388
ARAMARK Corp.:
Credit-Linked Deposit 2.1144% 1/26/14 (f)	4,377	4,312
Credit-Linked Deposit 3.4894% 7/26/16 (f)	3,270	3,221
term loan 2.2436% 1/26/14 (f)	51,888	51,110
Tranche B, term loan 3.6186% 7/26/16 (f)	49,723	48,977
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. term loan 5.75% 4/19/14 (f)	7,066	7,084
Avis Budget Group, Inc. Tranche B, term loan 6.25% 9/22/18 (f)	6,000	6,038
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan 2.6253% 2/7/14 (f)	6,482	5,412
Brickman Group Holdings, Inc. Tranche B, term loan 7.25% 10/14/16 (f)	1,965	1,955
Hertz Corp. Tranche B, term loan 3.75% 3/11/18 (f)	38,805	38,465
Interactive Data Corp. Tranche B, term loan 4.5% 2/11/18 (f)	34,825	34,522
KAR Auction Services, Inc. Tranche B, term loan 5% 5/19/17 (f)	13,965	13,948
Sedgwick CMS Holdings, Inc. Tranche B 1LN, term loan 5% 12/31/16 (f)	2,664	2,625
ServiceMaster Co.:
term loan 2.7595% 7/24/14 (f)	77,846	74,537
Tranche DD, term loan 2.75% 7/24/14 (f)	5,980	5,726
Symphonyiri Group, Inc. Tranche B, term loan 5% 12/1/17 (f)	13,965	13,790
The Geo Group, Inc.:
Tranche A 2LN, term loan 3.0036% 8/4/15 (f)	1,950	1,935
Tranche B, term loan 3.75% 8/4/16 (f)	6,435	6,387
U.S. Foodservice Tranche B, term loan 2.7475% 7/3/14 (f)	7,201	6,661
		334,093
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Shipping - 0.3%
CEVA Group PLC:
Credit-Linked Deposit 3.3686% 11/4/13 (f)	$ 1,110	$ 1,010
EGL term loan 3.4281% 11/4/13 (f)	1,890	1,720
Ozburn Hessey Holding Co. LLC Tranche 2LN, term loan 10.5% 10/8/16 (f)	1,000	860
Swift Transportation Co. LLC Tranche B, term loan 6% 12/21/16 (f)	27,787	27,787
		31,377
Specialty Retailing - 0.7%
Michaels Stores, Inc.:
Tranche B1, term loan 2.6617% 10/31/13 (f)	43,542	42,671
Tranche B2, term loan 4.9117% 7/31/16 (f)	9,596	9,404
Sally Holdings LLC Tranche B, term loan 2.5% 11/16/13 (f)	25,172	25,046
		77,121
Super Retail - 2.0%
Academy Ltd. Tranche B, term loan 6% 8/3/18 (f)	12,000	11,835
Bass Pro Shops LLC. Tranche B, term loan 5.25% 6/13/17 (f)	3,990	3,890
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 7% 9/30/18 (f)	5,000	4,988
Dollar General Corp.:
Tranche B1, term loan 3.0284% 7/6/14 (f)	26,244	26,244
Tranche B2, term loan 2.994% 7/6/14 (f)	14,000	14,000
Gymboree Corp. term loan 5% 2/23/18 (f)	14,853	13,961
J. Crew Group, Inc. Tranche B, term loan 4.75% 3/7/18 (f)	43,621	40,951
Leslie's Poolmart, Inc. Tranche B, term loan 4.5% 11/30/17 (f)	5,955	5,806
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (f)	4,000	3,900
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (f)	34,224	33,710
Pilot Travel Centers LLC Tranche B, term loan 4.25% 3/30/18 (f)	1,948	1,945
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (f)	8,933	8,620
Toys 'R' Us, Inc. Tranche B2, term loan 5.25% 5/25/18 (f)	8,978	8,731
Toys 'R' Us, Inc. term loan 6% 9/1/16 (f)	18,810	18,434
		197,015
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Technology - 8.9%
Avaya, Inc.:
term loan 3.0643% 10/27/14 (f)	$ 74,170	$ 70,647
Tranche B 3LN, term loan 4.8143% 10/26/17 (f)	21,763	20,022
Booz Allen & Hamilton, Inc. Tranche B, term loan 4% 8/3/17 (f)	8,836	8,791
CDW Corp. Tranche B, term loan:
3.7432% 10/10/14 (f)	17,266	16,705
4.25% 7/15/17 (f)	27,658	26,137
CommScope, Inc. Tranche B, term loan 5% 1/14/18 (f)	27,691	27,414
Emdeon, Inc. Tranche B, term loan 6.75% 10/13/18 (f)	4,000	4,020
Fidelity National Information Services, Inc.:
Tranche A 2LN, term loan 2.4928% 7/18/14 (f)	22,340	22,117
Tranche B, term loan 5.25% 7/18/16 (f)	44,550	44,773
First Data Corp.:
term loan 4.2447% 3/24/18 (f)	11,079	9,556
Tranche B1, term loan 2.9947% 9/24/14 (f)	80,535	74,294
Tranche B2, term loan 2.9947% 9/24/14 (f)	44,841	41,366
Tranche B3, term loan 2.9947% 9/24/14 (f)	25,949	23,938
Flextronics International Ltd.:
Tranche B A1, term loan 2.4958% 10/1/14 (f)	886	870
Tranche B A2, term loan 2.4958% 10/1/14 (f)	1,363	1,340
Tranche B A3, term loan 2.4894% 10/1/14 (f)	1,591	1,563
Tranche B-A, term loan 2.4898% 10/1/14 (f)	3,083	3,029
Freescale Semiconductor, Inc. term loan 4.4894% 12/1/16 (f)	151,054	145,389
Kronos, Inc.:
Tranche 1LN, term loan 2.1186% 6/11/14 (f)	5,811	5,491
Tranche 2LN, term loan 6.1186% 6/11/15 (f)	5,750	5,297
NDS Group PLC Tranche B, term loan 4% 3/10/18 (f)	18,885	18,413
NXP BV term loan 4.5% 3/4/17 (f)	66,473	63,815
Open Text Corp. term loan 3.25% 10/2/13 (f)	5,591	5,577
RBS WorldPay Tranche B, term loan 5.25% 10/13/17 (f)	3,000	2,978
Reynolds & Reynolds Co. Tranche B, term loan 3.75% 4/21/18 (f)	26,933	26,865
Rovi Corp.:
Tranche A, term loan 2.87% 2/7/16 (f)	24,733	24,795
Tranche B, term loan 4% 2/7/18 (f)	11,348	11,376
Sensata Technologies BV Tranche B, term loan 4% 5/12/18 (f)	45,092	44,867
Spansion, Inc. term loan 4.75% 2/9/15 (f)	8,410	8,284
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
SunGard Data Systems, Inc.:
term loan 3.9034% 2/28/16 (f)	$ 25,384	$ 25,066
term loan B 1.9927% 2/28/14 (f)	86,191	84,898
Tranche B, term loan 3.7423% 2/28/14 (f)	17,072	16,986
Sunquest Information Systems, Inc. Tranche 1 LN, term loan 6.25% 12/16/16 (f)	3,990	3,930
Telcordia Technologies, Inc. term loan 6.75% 4/30/16 (f)	5,959	5,952
Verifone, Inc. Tranche B, term loan 3% 10/31/13 (f)	3,893	3,873
		900,434
Telecommunications - 6.8%
Asurion LLC:
term loan 9% 5/24/19 (f)	9,000	8,820
Tranche B, term loan 5.5% 5/24/18 (f)	35,264	34,735
Consolidated Communications, Inc. term loan 2.75% 12/31/14 (f)	10,068	9,464
Crown Castle International Corp. Tranche B, term loan 1.7458% 3/6/14 (f)	18,192	17,737
Digicel International Finance Ltd. term loan 2.875% 3/30/12 (f)	14,299	14,227
FairPoint Communications, Inc. term loan 6.5% 1/24/16 (f)	17,452	13,874
Intelsat Jackson Holdings SA:
term loan 3.3911% 2/1/14 (f)	84,000	78,645
Tranche B, term loan 5.25% 4/2/18 (f)	172,142	170,851
Knology, Inc. Tranche B, term loan 4% 8/18/17 (f)	3,057	2,988
Level 3 Financing, Inc. term loan:
2.6475% 3/13/14 (f)	50,000	48,250
11.5% 3/13/14 (f)	3,000	3,120
MetroPCS Wireless, Inc.:
Tranche B 3LN, term loan 4% 3/17/18 (f)	71,344	70,274
Tranche B, term loan 4.071% 11/3/16 (f)	14,460	14,315
NTELOS, Inc. Tranche B, term loan 4% 8/7/15 (f)	2,463	2,420
Syniverse Holdings, Inc. Tranche B, term loan 5.25% 12/21/17 (f)	19,790	19,790
Telesat Holding, Inc.:
Tranche A, term loan 3.25% 10/31/14 (f)	41,047	40,123
Tranche DD, term loan 3.25% 10/31/14 (f)	3,526	3,447
Time Warner Telecom, Inc.:
Tranche B 1LN, term loan 2% 1/7/13 (f)	4,665	4,618
Tranche B, term loan 3.5% 12/30/16 (f)	4,782	4,663
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind	$ 47,000	$ 46,447
term loan 6.875% 8/11/15	42,813	42,208
Windstream Corp.:
Tranche B1, term loan 1.872% 7/17/13 (f)	11,558	11,442
Tranche B2, term loan 3.122% 12/17/15 (f)	21,637	21,529
		683,987
Textiles & Apparel - 0.5%
Levi Strauss & Co. term loan 2.4958% 4/4/14 (f)	3,000	2,895
Phillips-Van Heusen Corp.:
term loan 2.8734% 1/31/16 (f)	6,825	6,791
Tranche B, term loan 3.5% 5/6/16 (f)	24,203	24,264
Warnaco, Inc. Tranche B, term loan 3.75% 6/17/18 (f)	13,965	13,756
		47,706
TOTAL FLOATING RATE LOANS (Cost $8,280,629)		8,226,128
Nonconvertible Bonds - 10.3%

Air Transportation - 0.1%
Continental Airlines, Inc. 3.4522% 6/2/13 (f)	6,641	6,275
Continental Airlines, Inc. 9.25% 5/10/17	2,683	2,764
Delta Air Lines, Inc. 9.5% 9/15/14 (d)	1,812	1,912
United Air Lines, Inc. 9.875% 8/1/13 (d)	4,255	4,457
		15,408
Automotive - 0.7%
ArvinMeritor, Inc. 10.625% 3/15/18	1,880	1,899
Delphi Corp. 5.875% 5/15/19 (d)	18,610	18,703
Ford Motor Credit Co. LLC 5.625% 9/15/15	8,000	8,410
General Motors Acceptance Corp. 2.5256% 12/1/14 (f)	40,000	34,800
Tenneco, Inc. 8.125% 11/15/15	2,000	2,070
TRW Automotive, Inc. 8.875% 12/1/17 (d)	2,060	2,266
		68,148
Banks & Thrifts - 1.1%
Ally Financial, Inc. 3.4784% 2/11/14 (f)	54,000	50,760
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Banks & Thrifts - continued
Bank of America Corp. 1.8481% 1/30/14 (f)	$ 3,250	$ 3,080
GMAC LLC 2.5256% 12/1/14 (f)	72,187	62,803
		116,643
Building Materials - 0.0%
Cemex SA de CV 5.3686% 9/30/15 (d)(f)	3,000	2,235
Cable TV - 0.1%
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (d)	4,000	4,180
CSC Holdings LLC 6.75% 11/15/21 (d)(e)	4,000	4,000
		8,180
Chemicals - 0.8%
Georgia Gulf Corp. 9% 1/15/17 (d)	4,000	4,200
Lyondell Chemical Co. 11% 5/1/18	3,000	3,341
NOVA Chemicals Corp. 3.542% 11/15/13 (f)	71,894	70,995
Polypore International, Inc. 7.5% 11/15/17	75	77
		78,613
Consumer Products - 0.0%
Reddy Ice Corp. 11.25% 3/15/15	2,000	1,890
Containers - 0.7%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (d)	4,045	4,126
Berry Plastics Corp.:
5.1531% 2/15/15 (f)	52,000	51,610
8.25% 11/15/15	4,000	4,230
Crown Americas LLC/Capital Corp. II 7.625% 5/15/17	6,645	7,210
Owens-Brockway Glass Container, Inc. 7.375% 5/15/16	4,000	4,340
		71,516
Diversified Financial Services - 0.4%
International Lease Finance Corp.:
5.625% 9/20/13	10,000	9,850
6.25% 5/15/19	10,000	9,436
6.375% 3/25/13	12,000	12,030
SLM Corp. 0.7183% 1/27/14 (f)	12,000	10,860
		42,176
Diversified Media - 0.3%
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25% 12/15/17	16,870	18,220
Series B, 9.25% 12/15/17	12,485	13,546
		31,766
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - 0.9%
Calpine Construction Finance Co. LP 8% 6/1/16 (d)	$ 4,000	$ 4,260
Calpine Corp. 7.5% 2/15/21 (d)	6,000	6,270
CMS Energy Corp. 1.3531% 1/15/13 (f)	8,000	7,840
Energy Future Holdings Corp. 10% 1/15/20	62,320	64,190
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. 11.5% 10/1/20 (d)	6,000	5,040
The AES Corp.:
7.75% 3/1/14	3,000	3,218
7.75% 10/15/15	3,000	3,210
		94,028
Energy - 0.3%
ATP Oil & Gas Corp. 11.875% 5/1/15	6,000	4,950
Continental Resources, Inc. 7.125% 4/1/21	4,000	4,280
Dolphin Subsidiary II, Inc.:
6.5% 10/15/16 (d)	6,000	6,435
7.25% 10/15/21 (d)	6,000	6,495
Energy Transfer Equity LP 7.5% 10/15/20	3,000	3,240
LINN Energy LLC/LINN Energy Finance Corp. 8.625% 4/15/20	3,000	3,308
Western Refining, Inc. 10.75% 6/15/14 (d)(f)	2,000	2,095
		30,803
Healthcare - 0.2%
DaVita, Inc. 6.375% 11/1/18	3,000	3,015
Tenet Healthcare Corp. 8.875% 7/1/19	16,000	18,000
Valeant Pharmaceuticals International:
6.5% 7/15/16 (d)	2,000	1,990
6.875% 12/1/18 (d)	2,000	1,990
		24,995
Homebuilders/Real Estate - 0.1%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	3,000	3,053
Standard Pacific Corp. 8.375% 5/15/18	4,000	3,665
		6,718
Metals/Mining - 0.5%
CONSOL Energy, Inc. 8% 4/1/17	11,475	12,336
FMG Resources (August 2006) Pty Ltd.:
7% 11/1/15 (d)	30,705	30,244
8.25% 11/1/19 (d)	5,000	5,038
		47,618
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Paper - 0.1%
ABI Escrow Corp. 10.25% 10/15/18 (d)	$ 3,206	$ 3,543
Verso Paper Holdings LLC/Verso Paper, Inc. 4.004% 8/1/14 (f)	3,000	2,235
		5,778
Services - 0.3%
ARAMARK Corp. 3.754% 2/1/15 (f)	12,000	11,490
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.7862% 5/15/14 (f)	22,000	20,130
		31,620
Shipping - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	4,000	2,980
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14	8,075	7,671
		10,651
Super Retail - 0.0%
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	1,812	1,812
Technology - 1.2%
Advanced Micro Devices, Inc. 7.75% 8/1/20	2,000	2,040
Freescale Semiconductor, Inc.:
9.25% 4/15/18 (d)	5,960	6,422
10.125% 3/15/18 (d)	5,250	5,762
NXP BV/NXP Funding LLC 3.1531% 10/15/13 (f)	101,609	99,577
Spansion LLC 7.875% 11/15/17 (d)	3,240	3,175
		116,976
Telecommunications - 2.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (d)	8,000	6,840
Clearwire Escrow Corp. 12% 12/1/15 (d)	16,983	14,520
Frontier Communications Corp. 8.5% 4/15/20	7,000	7,420
GeoEye, Inc. 9.625% 10/1/15	2,505	2,815
Intelsat Ltd. 11.25% 6/15/16	8,000	8,400
iPCS, Inc.:
2.379% 5/1/13 (f)	72,852	67,024
3.504% 5/1/14 pay-in-kind (f)	81,150	76,281
Qwest Corp.:
3.5971% 6/15/13 (f)	11,000	11,055
6.75% 12/1/21	4,000	4,265
Sprint Capital Corp. 6.875% 11/15/28	4,000	2,935
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Wind Acquisition Finance SA 11.75% 7/15/17 (d)	$ 3,000	$ 2,970
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (d)(f)	4,827	4,393
		208,918
Textiles & Apparel - 0.3%
Hanesbrands, Inc. 3.7695% 12/15/14 (f)	22,000	21,835
Phillips-Van Heusen Corp. 7.375% 5/15/20	4,000	4,340
		26,175
TOTAL NONCONVERTIBLE BONDS (Cost $1,051,095)		1,042,667
Common Stocks - 0.1%
	Shares
Broadcasting - 0.0%
Cumulus Media, Inc. Class A (a)	229,315	690
ION Media Networks, Inc. (a)	2,842	1,592
		2,282
Chemicals - 0.1%
LyondellBasell Industries NV Class A	272,292	8,948
Diversified Financial Services - 0.0%
Newhall Holding Co. LLC Class A (a)	289,870	551
Electric Utilities - 0.0%
Calpine Corp. (a)	20,715	314
Entertainment/Film - 0.0%
Metro-Goldwyn-Mayer, Inc. (a)	71,585	1,760
Hotels - 0.0%
Tropicana Las Vegas Hotel & Casino, Inc. Class A (a)	48,650	973
Publishing/Printing - 0.0%
HMH Holdings, Inc. (a)(h)	1,054,692	1,582
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	34,287	184
TOTAL COMMON STOCKS (Cost $24,532)		16,594
Other - 0.0%

Other - 0.0%
Idearc, Inc. Claim (a) (Cost $0*)	1,888,944	0
Money Market Funds - 9.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.12% (b) (Cost $922,698)	922,697,945	$ 922,698
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $10,278,954)		10,208,087
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(74,101)
NET ASSETS - 100%		$ 10,133,986
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $163,561,000 or 1.6% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(g) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,582,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
HMH Holdings, Inc.	1/14/09 - 3/9/10	$ 5,812
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,466
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,597	$ 690	$ 1,582	$ 4,325
Financials	551	-	-	551
Materials	8,948	8,948	-	-
Telecommunication Services	184	184	-	-
Utilities	314	314	-	-
Corporate Bonds	1,042,667	-	1,042,667	-
Floating Rate Loans	8,226,128	-	8,226,128	-
Other	-	-	-	-
Money Market Funds	922,698	922,698	-	-
Total Investments in Securities:	$ 10,208,087	$ 932,834	$ 9,270,377	$ 4,876
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 2,561
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	555
Cost of Purchases	1,760
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 4,876
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ 555

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $111,680,000 of which $72,623,000 and $39,057,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,356,256)	$ 9,285,389
Fidelity Central Funds (cost $922,698)	922,698
Total Investments (cost $10,278,954)		$ 10,208,087
Cash		6,310
Receivable for investments sold		11,069
Receivable for fund shares sold		13,025
Interest receivable		43,725
Distributions receivable from Fidelity Central Funds		92
Prepaid expenses		52
Other receivables		3
Total assets		10,282,363

Liabilities
Payable for investments purchased Regular delivery	$ 103,155
Delayed delivery	4,000
Payable for fund shares redeemed	27,000
Distributions payable	6,747
Accrued management fee	4,707
Distribution and service plan fees payable	1,106
Other affiliated payables	1,280
Other payables and accrued expenses	382
Total liabilities		148,377

Net Assets		$ 10,133,986
Net Assets consist of:
Paid in capital		$ 10,190,392
Undistributed net investment income		129,183
Accumulated undistributed net realized gain (loss) on investments		(114,722)
Net unrealized appreciation (depreciation) on investments		(70,867)
Net Assets		$ 10,133,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,587,260 ÷ 163,114 shares)	$ 9.73

Maximum offering price per share (100/97.25 of $9.73)	$ 10.01
Class T: Net Asset Value and redemption price per share ($270,867 ÷ 27,872 shares)	$ 9.72

Maximum offering price per share (100/97.25 of $9.72)	$ 9.99
Class B: Net Asset Value and offering price per share ($32,105 ÷ 3,304 shares)A	$ 9.72

Class C: Net Asset Value and offering price per share ($852,057 ÷ 87,579 shares)A	$ 9.73

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($5,399,214 ÷ 555,530 shares)	$ 9.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,992,483 ÷ 205,155 shares)	$ 9.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2011

Investment Income
Dividends		$ 248
Interest		431,600
Income from Fidelity Central Funds		2,466
Total income		434,314

Expenses
Management fee	$ 57,812
Transfer agent fees	13,689
Distribution and service plan fees	13,520
Accounting fees and expenses	1,581
Custodian fees and expenses	163
Independent trustees' compensation	55
Registration fees	1,017
Audit	164
Legal	58
Miscellaneous	76
Total expenses before reductions	88,135
Expense reductions	(18)	88,117
Net investment income (loss)		346,197
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		42,915
Change in net unrealized appreciation (depreciation) on investment securities		(245,127)
Net gain (loss)		(202,212)
Net increase (decrease) in net assets resulting from operations		$ 143,985

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 346,197	$ 218,011
Net realized gain (loss)	42,915	43,608
Change in net unrealized appreciation (depreciation)	(245,127)	172,072
Net increase (decrease) in net assets resulting from operations	143,985	433,691
Distributions to shareholders from net investment income	(309,951)	(160,228)
Distributions to shareholders from net realized gain	-	(20,518)
Total distributions	(309,951)	(180,746)
Share transactions - net increase (decrease)	3,623,748	2,557,736
Redemption fees	1,302	720
Total increase (decrease) in net assets	3,459,084	2,811,401

Net Assets
Beginning of period	6,674,902	3,863,501
End of period (including undistributed net investment income of $129,183 and undistributed net investment income of $92,287, respectively)	$ 10,133,986	$ 6,674,902

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.79	$ 9.31	$ 8.00	$ 9.75	$ 9.95
Income from Investment Operations
Net investment income (loss) C	.317	.391	.354	.476	.621
Net realized and unrealized gain (loss)	(.080)	.425	1.232	(1.779)	(.196)
Total from investment operations	.237	.816	1.586	(1.303)	.425
Distributions from net investment income	(.298)	(.287)	(.278)	(.448)	(.625)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.298)	(.337)	(.278)	(.448)	(.627)
Redemption fees added to paid in capital C	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.73	$ 9.79	$ 9.31	$ 8.00	$ 9.75
Total Return A, B	2.46%	8.96%	20.31%	(13.87)%	4.40%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.00%	1.03%	1.05%	1.06%	1.02%
Expenses net of fee waivers, if any	1.00%	1.03%	1.05%	1.06%	1.02%
Expenses net of all reductions	1.00%	1.03%	1.04%	1.06%	1.02%
Net investment income (loss)	3.25%	4.11%	4.09%	5.13%	6.28%
Supplemental Data
Net assets, end of period (in millions)	$ 1,587	$ 1,064	$ 518	$ 192	$ 257
Portfolio turnover rate E	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 9.30	$ 8.00	$ 9.73	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.312	.391	.349	.481	.621
Net realized and unrealized gain (loss)	(.070)	.416	1.228	(1.762)	(.206)
Total from investment operations	.242	.807	1.577	(1.281)	.415
Distributions from net investment income	(.293)	(.288)	(.279)	(.450)	(.625)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.293)	(.338)	(.279)	(.450)	(.627)
Redemption fees added to paid in capital C	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.72	$ 9.77	$ 9.30	$ 8.00	$ 9.73
Total Return A, B	2.51%	8.87%	20.20%	(13.66)%	4.30%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.05%	1.02%	1.04%	1.03%	1.03%
Expenses net of fee waivers, if any	1.05%	1.02%	1.04%	1.03%	1.03%
Expenses net of all reductions	1.05%	1.02%	1.04%	1.03%	1.02%
Net investment income (loss)	3.19%	4.12%	4.10%	5.16%	6.28%
Supplemental Data
Net assets, end of period (in millions)	$ 271	$ 242	$ 143	$ 134	$ 309
Portfolio turnover rate E	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 9.30	$ 7.99	$ 9.73	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.266	.341	.305	.432	.569
Net realized and unrealized gain (loss)	(.070)	.416	1.238	(1.771)	(.206)
Total from investment operations	.196	.757	1.543	(1.339)	.363
Distributions from net investment income	(.247)	(.238)	(.235)	(.402)	(.573)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.247)	(.288)	(.235)	(.402)	(.575)
Redemption fees added to paid in capital C	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.72	$ 9.77	$ 9.30	$ 7.99	$ 9.73
Total Return A, B	2.03%	8.30%	19.74%	(14.21)%	3.76%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.52%	1.55%	1.56%	1.56%	1.55%
Expenses net of fee waivers, if any	1.52%	1.55%	1.55%	1.55%	1.55%
Expenses net of all reductions	1.52%	1.55%	1.55%	1.55%	1.55%
Net investment income (loss)	2.72%	3.59%	3.59%	4.64%	5.75%
Supplemental Data
Net assets, end of period (in millions)	$ 32	$ 43	$ 44	$ 42	$ 100
Portfolio turnover rate E	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 9.31	$ 8.00	$ 9.74	$ 9.95
Income from Investment Operations
Net investment income (loss) C	.244	.321	.288	.408	.553
Net realized and unrealized gain (loss)	(.070)	.415	1.235	(1.770)	(.207)
Total from investment operations	.174	.736	1.523	(1.362)	.346
Distributions from net investment income	(.225)	(.217)	(.215)	(.379)	(.556)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.225)	(.267)	(.215)	(.379)	(.558)
Redemption fees added to paid in capital C	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.73	$ 9.78	$ 9.31	$ 8.00	$ 9.74
Total Return A, B	1.80%	8.05%	19.43%	(14.41)%	3.58%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.74%	1.76%	1.78%	1.80%	1.71%
Expenses net of fee waivers, if any	1.74%	1.76%	1.78%	1.80%	1.71%
Expenses net of all reductions	1.74%	1.76%	1.78%	1.80%	1.71%
Net investment income (loss)	2.50%	3.38%	3.35%	4.39%	5.59%
Supplemental Data
Net assets, end of period (in millions)	$ 852	$ 622	$ 335	$ 199	$ 345
Portfolio turnover rate E	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 9.30	$ 8.00	$ 9.74	$ 9.94
Income from Investment Operations
Net investment income (loss) B	.345	.418	.377	.508	.650
Net realized and unrealized gain (loss)	(.070)	.417	1.225	(1.771)	(.196)
Total from investment operations	.275	.835	1.602	(1.263)	.454
Distributions from net investment income	(.326)	(.316)	(.304)	(.478)	(.654)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.326)	(.366)	(.304)	(.478)	(.656)
Redemption fees added to paid in capital B	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.72	$ 9.77	$ 9.30	$ 8.00	$ 9.74
Total Return A	2.86%	9.18%	20.55%	(13.49)%	4.72%
Ratios to Average Net AssetsC, E
Expenses before reductions	.71%	.73%	.75%	.73%	.73%
Expenses net of fee waivers, if any	.71%	.73%	.75%	.73%	.73%
Expenses net of all reductions	.71%	.73%	.75%	.73%	.72%
Net investment income (loss)	3.53%	4.41%	4.39%	5.46%	6.58%
Supplemental Data
Net assets, end of period (in millions)	$ 5,399	$ 3,566	$ 2,354	$ 1,292	$ 2,679
Portfolio turnover rate D	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 9.29	$ 7.99	$ 9.73	$ 9.94
Income from Investment Operations
Net investment income (loss) B	.341	.415	.379	.503	.647
Net realized and unrealized gain (loss)	(.079)	.427	1.221	(1.769)	(.206)
Total from investment operations	.262	.842	1.600	(1.266)	.441
Distributions from net investment income	(.323)	(.313)	(.302)	(.475)	(.651)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.323)	(.363)	(.302)	(.475)	(.653)
Redemption fees added to paid in capital B	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.71	$ 9.77	$ 9.29	$ 7.99	$ 9.73
Total ReturnA	2.72%	9.27%	20.54%	(13.54)%	4.58%
Ratios to Average Net AssetsC, E
Expenses before reductions	.75%	.76%	.77%	.77%	.76%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.77%	.76%
Expenses net of all reductions	.75%	.76%	.77%	.76%	.76%
Net investment income (loss)	3.50%	4.38%	4.36%	5.43%	6.55%
Supplemental Data
Net assets, end of period (in millions)	$ 1,992	$ 1,138	$ 469	$ 138	$ 207
Portfolio turnover rate D	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 172,373
Gross unrealized depreciation	(154,941)
Net unrealized appreciation (depreciation) on securities and other investments	$ 17,432

Tax Cost	$ 10,190,655

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 37,843
Capital loss carryforward	$ (111,680)
Net unrealized appreciation (depreciation)	$ 17,432

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 309,951	$ 180,746

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $8,125,674 and $4,827,262, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 4,048	$ 210
Class T	-%	.25%	726	2
Class B	.55%	.15%	275	216
Class C	.75%	.25%	8,471	4,064
			$ 13,520	$ 4,492

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, 1.00% or .50% for certain purchases of Class A shares (1.00% prior to February 18, 2011) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 376
Class T	55
Class B*	57
Class C*	276
$ 764

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,435.15
Class T	604.21
Class B	88.23
Class C	1,263.15
Fidelity Floating Rate High Income Fund	6,334.12
Institutional Class	2,965.15
	$ 13,689

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were fifty-six dollars for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $21,850. The weighted average interest rate was .58%. The interest expense amounted to three hundred fifty-two dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $16.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 46,926	$ 23,450
Class T	8,530	5,386
Class B	998	1,129
Class C	18,564	10,682
Fidelity Floating Rate High Income Fund	173,777	95,016
Institutional Class	61,156	24,565
Total	$ 309,951	$ 160,228
From net realized gain
Class A	$ -	$ 2,787
Class T	-	742
Class B	-	234
Class C	-	1,822
Fidelity Floating Rate High Income Fund	-	12,502
Institutional Class	-	2,431
Total	$ -	$ 20,518

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	130,538	81,725	$ 1,284,754	$ 779,901
Reinvestment of distributions	3,698	2,275	36,131	21,629
Shares redeemed	(79,802)	(30,931)	(770,772)	(294,118)
Net increase (decrease)	54,434	53,069	$ 550,113	$ 507,412

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class T
Shares sold	12,540	14,246	$ 123,273	$ 135,056
Reinvestment of distributions	732	545	7,143	5,173
Shares redeemed	(10,203)	(5,379)	(98,745)	(50,997)
Net increase (decrease)	3,069	9,412	$ 31,671	$ 89,232
Class B
Shares sold	912	1,770	$ 8,955	$ 16,858
Reinvestment of distributions	73	108	715	1,018
Shares redeemed	(2,112)	(2,210)	(20,567)	(21,009)
Net increase (decrease)	(1,127)	(332)	$ (10,897)	$ (3,133)
Class C
Shares sold	47,996	37,058	$ 472,487	$ 353,406
Reinvestment of distributions	1,307	896	12,762	8,502
Shares redeemed	(25,248)	(10,394)	(243,629)	(98,760)
Net increase (decrease)	24,055	27,560	$ 241,620	$ 263,148
Fidelity Floating Rate High Income Fund
Shares sold	455,198	211,892	$ 4,469,045	$ 2,019,775
Reinvestment of distributions	14,710	9,543	143,575	90,556
Shares redeemed	(279,260)	(109,667)	(2,694,467)	(1,040,316)
Net increase (decrease)	190,648	111,768	$ 1,918,153	$ 1,070,015
Institutional Class
Shares sold	192,248	93,750	$ 1,885,819	$ 894,344
Reinvestment of distributions	3,053	1,549	29,780	14,718
Shares redeemed	(106,613)	(29,322)	(1,022,511)	(278,000)
Net increase (decrease)	88,688	65,977	$ 893,088	$ 631,062

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.24% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $238,587,864 of distributions paid during the period January 1, 2011 to October 31, 2011 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the fourth quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group". The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 27% means that 73% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Furthermore, the Board considered that it had approved an amendment (effective February 1, 2007) to the fund's management contract that lowered the individual fund fee rate from 55 basis points to 45 basis points. The Board considered that the chart reflects the fund's lower management fee in 2007, as if the lower fee were in effect for the entire year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

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Annual Report

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Fidelity Advisor®

Floating Rate High Income

Fund - Institutional Class

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting chairman's photo appears here)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting chairman's signature appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	2.72%	4.11%	4.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Institutional Class on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P®/Loan Syndications and Trading Association Leveraged Performing Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Favorable fundamental and technical dynamics buoyed the leveraged-loan market for much of the year ending October 31, 2011, with the S&P®/LSTA Leveraged Performing Loan Index reporting a 3.24% increase for the period. Low yields in U.S. Treasuries and money market funds enticed investors into this asset class, which saw a record $25 billion flow into leveraged-loan funds during the first half of 2011. In July, however, a deteriorating economic outlook, coupled with the debt ceiling debate and the U.S. sovereign debt downgrade led to a rapid and pronounced re-pricing of credit risk to reflect an outlook of slower profit growth. Further, the Federal Reserve's August announcement that it would keep short-term interest rates low through 2013 had a direct and calculable effect on loan prices, as they adjusted to reduce the floating-rate option value for the defined period. Asset flows, which had been quite strong, reversed in August and September, recording $5.5 billion in outflows before stabilizing in October, leading to improved technical conditions and prices. The performing loan market ended the period with $476.4 billion, up modestly over the 12-month period, and offered a reported index yield of 6.35%. Credit quality gains contributed to a 0.3% leveraged-loan default rate - a 45 month low - by period end.

Comments from Christine McConnell, Portfolio Manager of Fidelity Advisor® Floating Rate High Income Fund: For the year, the fund's Institutional Class shares gained 2.72%, lagging the S&P®/LSTA index. The fund's underperformance was due in part to its higher-quality, larger-cap bias, as loans with these characteristics underperformed for the first eight months of the period when investors sought higher risk and yield. On an industry basis, the biggest drags on relative performance came from telecom and financial intermediaries. Within the telecom group, weak security selection, including out-of-index holdings in wireless providers Sprint Nextel and Clearwire detracted, while in financials, a non-benchmark stake in Ally Financial hurt. Elsewhere, the fund's cash position was a negative. On the positive side, underexposure to the weak-performing publishing industry, along with good security selection there, provided the biggest relative boost, including an underweighting in Dex One and not owning index components SuperMedia and Yell Group. Good choices in utilities also helped, led by an underweighting in lagging Texas electric utility TXU Energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	.98%
Actual		$ 1,000.00	$ 995.00	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,020.27	$ 4.99
Class T	1.06%
Actual		$ 1,000.00	$ 994.50	$ 5.33
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class B	1.49%
Actual		$ 1,000.00	$ 992.40	$ 7.48
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class C	1.72%
Actual		$ 1,000.00	$ 991.30	$ 8.63
Hypothetical A		$ 1,000.00	$ 1,016.53	$ 8.74
Fidelity Floating Rate High Income Fund	.70%
Actual		$ 1,000.00	$ 996.40	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Institutional Class	.73%
Actual		$ 1,000.00	$ 996.20	$ 3.67
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2011
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	4.2	3.5
Community Health Systems, Inc.	3.2	2.7
Intelsat Jackson Holdings SA	2.5	1.4
VNU, Inc.	2.1	1.7
Univision Communications, Inc.	1.9	1.8
	13.9
Top Five Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	16.8	14.3
Technology	10.1	8.4
Telecommunications	8.9	7.5
Electric Utilities	6.1	5.7
Broadcasting	5.4	4.3
Quality Diversification (% of fund's net assets)
As of October 31, 2011	As of April 30, 2011
AAA,AA,A 0.0%	AAA,AA,A 0.4%
BBB 4.6%	BBB 4.2%
BB 48.0%	BB 37.6%
B 31.5%	B 30.5%
CCC,CC,C 1.3%	CCC,CC,C 2.3%
D 0.0%	D 0.0%
Not Rated 6.1%	Not Rated 11.4%
Equities 0.1%	Equities 0.7%
Short-Term Investments and Net Other Assets 8.4%	Short-Term Investments and Net Other Assets 12.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2011*		As of April 30, 2011**
	Floating Rate Loans 81.2%		Floating Rate Loans 73.7%
	Nonconvertible Bonds 10.3%		Nonconvertible Bonds 12.7%
	Common Stocks 0.1%		Common Stocks 0.7%
	Short-Term Investments and Net Other Assets 8.4%		Short-Term Investments and Net Other Assets 12.9%
* Foreign investments	7.6%	** Foreign investments	7.0%

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Floating Rate Loans - 81.2% (g)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.5%
Aeroflex, Inc. Tranche B, term loan 4.25% 5/9/18 (f)	$ 8,479	8,309
Sequa Corp. term loan:
3.6219% 12/3/14 (f)	36,990	35,603
7% 12/3/14 (f)	5,000	5,000
Spirit Aerosystems, Inc. Tranche B 2LN, term loan 3.4932% 9/30/16 (f)	18,064	18,064
TransDigm, Inc. Tranche B, term loan 4% 2/14/17 (f)	73,603	73,419
Wesco Aircraft Hardware Corp. Tranche B, term loan 4.25% 4/7/17 (f)	9,323	9,299
		149,694
Air Transportation - 0.4%
Delta Air Lines, Inc. Tranche B, term loan 4.25% 3/7/16 (f)	3,980	3,761
Northwest Airlines Corp. Tranche B, term loan 3.8577% 12/22/13 (f)	2,943	2,899
United Air Lines, Inc. Tranche B, term loan 2.25% 2/1/14 (f)	13,676	13,265
US Airways Group, Inc. term loan 2.7458% 3/23/14 (f)	28,230	24,349
		44,274
Automotive - 2.6%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (f)	13,970	13,062
Delphi Corp.:
Tranche A, term loan 3% 3/31/16 (f)	25,888	25,758
Tranche B, term loan 3.5% 3/31/17 (f)	60,636	60,712
Federal-Mogul Corp.:
Tranche B, term loan 2.1775% 12/27/14 (f)	50,978	47,664
Tranche C, term loan 2.1775% 12/27/15 (f)	26,009	24,319
Tenneco, Inc.:
Credit-Linked Deposit 5.2215% 3/16/14 (f)	15,750	15,671
Tranche B, term loan 4.7458% 6/3/16 (f)	11,850	11,850
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 1.93% 4/30/14 (f)	64,500	63,210
		262,246
Broadcasting - 5.4%
AMC Networks, Inc. Tranche B, term loan 4% 12/31/18 (f)	31,486	31,014
Clear Channel Capital I LLC Tranche B, term loan 3.8958% 1/29/16 (f)	51,285	40,131
Clear Channel Communications, Inc. Tranche A, term loan 3.6458% 7/30/14 (f)	2,892	2,509
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Broadcasting - continued
Gray Television, Inc. Tranche B, term loan 3.74% 12/31/14 (f)	$ 2,351	$ 2,304
Nexstar Broadcasting, Inc. term loan 5% 9/30/16 (f)	5,317	5,238
Raycom Media, Inc. Tranche B, term loan 4.5% 5/31/17 (f)	4,988	4,701
Sinclair Television Group, Inc. Tranche B, term loan 4% 10/29/16 (f)	4,870	4,834
TWCC Holding Corp. Tranche B, term loan 4.25% 2/11/17 (f)	54,126	54,126
Univision Communications, Inc.:
term loan 4.4958% 3/31/17 (f)	122,205	110,901
Tranche 1LN, term loan 2.2458% 9/29/14 (f)	83,476	80,137
VNU, Inc.:
term loan 2.2423% 8/9/13 (f)	76,334	75,762
Tranche B, term loan 3.9923% 5/1/16 (f)	44,477	44,477
Tranche C, term loan 3.4923% 5/1/16 (f)	91,261	90,348
		546,482
Building Materials - 0.5%
Armstrong World Industries, Inc. Tranche B, term loan 4% 3/10/18 (f)	14,283	14,033
Goodman Global Group, Inc.:
Tranche 1 LN, term loan 5.75% 10/28/16 (f)	20,478	20,325
Tranche 2 LN, term loan 9% 10/28/17 (f)	3,540	3,567
Nortek, Inc. Tranche B, term loan 5.2507% 4/26/17 (f)	11,619	11,445
		49,370
Cable TV - 5.2%
Bresnan Broadband Holdings LLC Tranche B, term loan 4.5% 12/14/17 (f)	36,746	36,287
CCO Holdings, LLC Tranche 3LN, term loan 2.7458% 9/6/14 (f)	41,347	40,313
Cequel Communications LLC Tranche 1LN, term loan 2.2407% 11/5/13 (f)	59,138	57,955
Charter Communications Operating LLC:
term loan 7.25% 3/6/14 (f)	216	215
Tranche B 1LN, term loan 2.25% 3/6/14 (f)	9,197	9,105
Tranche C, term loan 3.62% 9/6/16 (f)	159,438	158,242
CSC Holdings, Inc.:
Tranche B, term loan 1.9947% 3/31/13 (f)	28,696	28,553
Tranche B2, term loan 3.4947% 3/29/16 (f)	24,707	24,584
Tranche B3, term loan 3.2447% 3/29/16 (f)	72,987	72,257
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Cable TV - continued
Insight Midwest Holdings LLC Tranche B, term loan 1.99% 4/6/14 (f)	$ 25,448	$ 25,258
Mediacom Broadband LLC Tranche F, term loan 4.5% 10/23/17 (f)	16,768	16,474
Mediacom LLC:
Tranche D, term loan 5.5% 3/31/17 (f)	2,940	2,918
Tranche E, term loan 4.5% 10/23/17 (f)	2,933	2,867
UPC Broadband Holding BV:
Tranche AB, term loan 12/31/17 (f)	10,000	9,875
Tranche N1, term loan 1.9894% 12/31/14 (f)	5,000	4,750
Tranche T, term loan 3.8721% 12/31/16 (f)	11,448	11,162
Tranche X, term loan 3.7394% 12/31/17 (f)	21,942	21,394
WideOpenWest Finance LLC Tranche A, term loan 6.7415% 6/28/14 (f)	2,967	2,848
		525,057
Capital Goods - 0.8%
Rexnord Corp.:
Tranche B A0, term loan 2.5% 7/19/13 (f)	3,292	3,226
Tranche B, term loan 2.8717% 7/19/13 (f)	12,325	12,140
SRAM LLC. Tranche B 1LN, term loan 4.7635% 6/7/18 (f)	5,861	5,803
Tomkins PLC:
Tranche A, term loan 4.25% 9/21/15 (f)	5,040	5,034
Tranche B, term loan 4.25% 9/21/16 (f)	57,865	57,793
		83,996
Chemicals - 3.7%
Arizona Chemical term loan 4.75% 11/19/16 (f)	5,819	5,826
Ashland, Inc. Tranche B, term loan 3.75% 8/23/18 (f)	33,000	33,083
Celanese Holdings LLC:
Revolving Credit-Linked Deposit 1.7215% 4/2/13 (f)	51,781	50,227
Tranche C, term loan 3.1221% 10/31/16 (f)	34,912	34,999
Chemtura Corp. term loan 5.5% 8/27/16 (f)	20,000	20,050
General Chemical Corp. Tranche B, term loan 5.0017% 10/6/15 (f)	4,634	4,564
Huntsman International LLC Tranche B, term loan:
1.8318% 4/19/14 (f)	36,097	35,375
2.7998% 4/19/17 (f)	7,000	6,738
INEOS US Finance:
Tranche B 2LN, term loan 8.501% 12/16/13 (f)	11,122	11,400
Tranche C 2LN, term loan 9.001% 12/16/14 (f)	12,294	12,602
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Chemicals - continued
Millennium America/Millennium Inorganic Chemicals Ltd.:
Tranche 1LN, term loan 2.6186% 5/15/14 (f)	$ 7,451	$ 7,340
Tranche 2LN, term loan 6.1186% 11/18/14 (f)	3,000	2,940
Momentive Performance Materials, Inc. Tranche B1, term loan 3.75% 5/15/15 (f)	15,734	14,869
Nalco Co.:
Tranche B 1LN, term loan 4.5% 10/5/17 (f)	20,337	20,312
Tranche C, term loan 1.9958% 5/13/16 (f)	3,955	3,925
Polypore, Inc. Tranche B, term loan 2.25% 7/3/14 (f)	7,796	7,796
Rockwood Specialties Group, Inc. Tranche B, term loan 3.5% 2/10/18 (f)	33,433	33,475
Solutia, Inc. Tranche B, term loan 3.5% 8/1/17 (f)	45,084	45,197
Styron Corp. Tranche B, term loan 6% 8/2/17 (f)	19,810	18,126
Tronox, Inc. Tranche B, term loan 7% 10/21/15 (f)	1,935	1,925
Univar NV Tranche B, term loan 5% 6/30/17 (f)	6,913	6,722
		377,491
Consumer Products - 2.3%
Jarden Corp. Tranche B, term loan 3.2389% 3/31/18 (f)	22,338	22,282
NBTY, Inc. Tranche B 1LN, term loan 4.25% 10/1/17 (f)	35,727	35,549
Revlon Consumer Products Corp. term loan 4.75% 11/19/17 (f)	15,960	15,840
Reynolds Consumer Products Holdings, Inc.:
Tranche C, term loan 6.5% 8/9/18 (f)	63,830	63,511
Tranche E, term loan 6.5% 2/9/18 (f)	93,095	92,629
Spectrum Brands, Inc. Tranche B, term loan 5.0006% 6/17/16 (f)	6,137	6,122
		235,933
Containers - 0.7%
Anchor Glass Container Corp.:
Tranche 1LN, term loan 6% 3/2/16 (f)	20,054	19,903
Tranche 2LN, term loan 10% 9/2/16 (f)	9,500	9,405
Berry Plastics Holding Corp. Tranche C, term loan 2.2433% 4/3/15 (f)	7,829	7,476
BWAY Holding Co. Tranche B, term loan 4.5% 2/23/18 (f)	8,535	8,407
Sealed Air Corp. Tranche B, term loan 4.75% 10/3/18 (f)	26,933	27,168
		72,359
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Diversified Financial Services - 1.5%
EquiPower Resources Holdings LLC Tranche B, term loan 5.75% 1/26/18 (f)	$ 7,526	$ 7,489
Fifth Third Processing Solutions Tranche B-1, term loan 4.5% 11/3/16 (f)	29,850	29,663
International Lease Finance Corp.:
Tranche 1LN, term loan 6.75% 3/17/15 (f)	21,763	21,818
Tranche 2LN, term loan 7% 3/17/16 (f)	14,165	14,306
MSCI, Inc. Tranche B 1LN, term loan 3.75% 3/14/17 (f)	33,253	33,502
Nuveen Investments, Inc. term loan 3.3924% 11/13/14 (f)	13,015	12,592
Royalty Pharma Finance Trust Tranche B 1LN, term loan 3.75% 11/9/16 (f)	4,988	4,975
TransUnion LLC Tranche B, term loan 4.75% 2/10/18 (f)	25,670	25,541
		149,886
Diversified Media - 0.2%
Advanstar Communications, Inc. Tranche 1LN, term loan 2.62% 5/31/14 (f)	1,979	1,267
Lamar Media Corp. Tranche B, term loan 4% 12/31/16 (f)	16,015	16,095
		17,362
Electric Utilities - 5.2%
Astoria Generating Co. Acquisitions LLC Tranche 2LN, term loan 4.17% 8/23/13 (f)	2,000	1,685
BRSP LLC term loan 7.5% 6/24/14 (f)	12,954	12,889
Calpine Corp.:
Tranche B 2LN, term loan 4.5% 4/1/18 (f)	8,978	8,865
Tranche B, term loan 4.5% 4/1/18 (f)	85,575	84,505
Covanta Energy Corp.:
Credit-Linked Deposit 1.8743% 2/9/14 (f)	4,658	4,588
term loan 1.75% 2/9/14 (f)	9,036	8,901
Dynegy, Inc.:
(Coal) Tranche B, term loan 9.25% 8/5/16 (f)	35,152	35,152
(Gas) Tranche B, term loan 9.25% 8/5/16 (f)	17,928	17,569
GenOn Energy, Inc. Tranche B, term loan 6% 9/20/17 (f)	50,535	50,535
MACH Gen LLC Credit-Linked Deposit 2.3686% 2/22/13 (f)	182	170
Nebraska Energy, Inc.:
Tranche 2LN, term loan 4.75% 5/1/14 (f)	6,000	5,430
Tranche B 1LN, term loan 2.75% 11/1/13 (f)	11,427	11,084
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - continued
NRG Energy, Inc. Tranche B, term loan 4% 7/1/18 (f)	$ 77,805	$ 77,513
NSG Holdings LLC:
Credit-Linked Deposit 1.8471% 6/15/14 (f)	247	233
Tranche B, term loan 1.8471% 6/15/14 (f)	601	565
Puget Energy, Inc. term loan 2.2458% 2/6/14 (f)	7,397	7,305
Tempus Public Foundation Generation Holdings LLC:
Credit-Linked Deposit 2.3686% 12/15/13 (f)	3,137	3,012
revolver loan 2.3686% 12/15/11 (f)	793	761
Tranche 1LN, term loan 2.3686% 12/15/13 (f)	6,349	6,095
Tranche 2LN, term loan 4.6186% 12/15/14 (f)	30,143	28,334
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan:
3.7597% 10/10/14 (f)	117,117	87,106
4.7574% 10/10/17 (f)	12,252	8,439
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (f)	70,362	70,362
		531,098
Energy - 0.4%
Alon USA, Inc. term loan 2.5497% 8/4/13 (f)	1,842	1,667
CCS, Inc. Tranche B, term loan 3.3686% 11/14/14 (f)	2,967	2,707
Citgo Petroleum Corp. Tranche B, term loan 8% 6/24/15 (f)	1,098	1,098
Frac Tech Holdings LLC Tranche B, term loan 6.25% 5/6/16 (f)	12,444	12,366
MEG Energy Corp. Tranche B, term loan 4% 3/18/18 (f)	11,000	10,973
Sheridan Production Partners LP term loan 6.5% 4/20/17 (f)	8,880	8,791
		37,602
Entertainment/Film - 0.3%
Cinemark USA, Inc. Tranche B-2, term loan 3.5047% 4/30/16 (f)	2,985	2,955
Regal Cinemas Corp. Tranche B, term loan 3.3686% 8/23/17 (f)	28,274	28,062
		31,017
Environmental - 0.0%
Synagro Technologies, Inc. Tranche 1LN, term loan 2.25% 3/30/14 (f)	405	348
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Food & Drug Retail - 1.0%
GNC Corp. Tranche B, term loan 4.25% 3/2/18 (f)	$ 38,808	$ 38,614
Rite Aid Corp.:
Tranche 5 LN, term loan 4.5% 3/3/18 (f)	17,719	16,745
Tranche ABL, term loan 2% 6/4/14 (f)	19,621	18,541
SUPERVALU, Inc.:
Tranche B 3LN, term loan 4.5% 4/29/18 (f)	26,492	25,432
Tranche B2, term loan 3.4958% 10/5/15 (f)	6,133	5,918
		105,250
Food/Beverage/Tobacco - 1.3%
Bolthouse Farms, Inc. Tranche 1LN, term loan 5.5004% 2/11/16 (f)	7,268	7,187
Constellation Brands, Inc.:
Tranche B, term loan 1.8501% 6/5/13 (f)	19,959	19,909
Tranche B, term loan 3% 6/5/15 (f)	2,994	2,987
Dean Foods Co. Tranche B, term loan:
3.37% 4/2/16 (f)	24,600	23,985
3.5178% 4/2/17 (f)	11,900	11,662
Del Monte Foods Co. Tranche B, term loan 4.5% 3/8/18 (f)	20,948	20,424
Earthbound Holdings III LLC Tranche B, term loan 5.5% 12/21/16 (f)	6,948	6,826
JBS USA LLC Tranche B, term loan 4.25% 5/25/18 (f)	6,983	6,843
Michael Foods, Inc. Tranche B, term loan 4.25% 2/25/18 (f)	20,895	20,634
Pinnacle Foods Finance LLC:
term loan 2.7727% 4/4/14 (f)	3,396	3,260
Tranche D, term loan 6% 4/4/14 (f)	8,325	8,387
		132,104
Gaming - 1.8%
Ameristar Casinos, Inc. Tranche B, term loan 4% 4/14/18 (f)	21,890	21,945
Choctaw Resort Development Enterprise term loan 8.25% 11/4/11 (f)	1,185	983
CityCenter Holdings LLC/CityCenter Finance Corp. term loan 7.5% 1/21/15 (f)	2,740	2,713
Harrah's Entertainment, Inc.:
Tranche B1, term loan 3.4183% 1/28/15 (f)	6,688	5,902
Tranche B2, term loan 3.3577% 1/28/15 (f)	3,890	3,433
Tranche B3, term loan 3.4174% 1/28/15 (f)	8,681	7,661
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Gaming - continued
Las Vegas Sands Corp. term loan 2.84% 11/23/15 (f)	$ 6,905	$ 6,646
Las Vegas Sands LLC:
term loan 1.84% 5/23/14 (f)	7,211	7,031
Tranche B, term loan:
1.84% 5/23/14 (f)	35,309	34,427
2.84% 11/23/16 (f)	8,260	7,950
Tranche I, term loan 2.84% 11/23/16 (f)	1,660	1,598
Motor City Casino Tranche B, term loan 7% 3/1/17 (f)	3,745	3,726
Penn National Gaming, Inc. Tranche B, term loan 3.75% 7/14/18 (f)	18,953	19,000
Venetian Macau Ltd.:
Tranche B, term loan 4.75% 5/26/13 (f)	21,412	21,359
Tranche DD, term loan 4.75% 5/26/12 (f)	14,989	14,951
Venetian Macau US Finance, Inc. Tranche B, term loan 4.75% 5/25/13 (f)	21,072	21,019
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. term loan B 2.125% 8/15/13 (f)	2,313	2,290
		182,634
Healthcare - 16.6%
Bausch & Lomb, Inc. term loan:
3.4958% 4/26/15 (f)	17,644	17,511
3.5915% 4/26/15 (f)	73,242	72,692
Biomet, Inc. term loan 3.3172% 3/25/15 (f)	32,521	32,034
Carestream Health, Inc. term loan 5% 2/25/17 (f)	2,985	2,686
Community Health Systems, Inc.:
term loan 3.819% 1/25/17 (f)	54,772	52,992
Tranche B, term loan 2.569% 7/25/14 (f)	272,175	263,330
Tranche DD, term loan 2.569% 7/25/14 (f)	14,057	13,600
ConvaTec Healthcare ESA Tranche B, term loan 5.75% 12/22/16 (f)	1,955	1,901
DaVita, Inc.:
Tranche A, term loan 2.75% 10/20/15 (f)	39,222	38,437
Tranche B, term loan 4.5% 10/20/16 (f)	86,874	86,439
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (f)	52,621	47,096
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (f)	35,820	35,014
Endo Pharmaceuticals Holdings, Inc. Tranche B, term loan 4% 6/17/18 (f)	33,795	33,879
Fresenius Medical Care Holdings, Inc. Tranche B, term loan 1.7436% 3/31/13 (f)	50,875	50,239
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Fresenius SE:
Tranche D 1LN, term loan 3.5% 9/10/14 (f)	$ 35,730	$ 35,641
Tranche D 2LN, term loan 3.5% 9/10/14 (f)	21,618	21,564
Grifols SA Tranche B, term loan 6% 6/1/17 (f)	41,895	41,895
Hanger Orthopedic Group, Inc. Tranche C, term loan 4% 12/1/16 (f)	7,930	7,672
HCA, Inc.:
Tranche A, term loan 1.6186% 11/17/12 (f)	12,752	12,656
Tranche B, term loan 2.6186% 11/17/13 (f)	321,607	318,384
Tranche B2, term loan 3.6186% 3/31/17 (f)	105,201	101,782
HCR Healthcare LLC Tranche B, term loan 5% 4/16/18 (f)	6,923	6,161
Health Management Associates, Inc. Tranche B, term loan 2.1186% 2/28/14 (f)	51,631	51,311
IASIS Healthcare LLC Tranche B, term loan 5% 5/3/18 (f)	49,959	48,650
Kinetic Concepts, Inc. Tranche B-1 term loan 7% 4/20/18 (f)	34,000	34,129
LifePoint Hospitals, Inc. Tranche B, term loan 3.08% 4/15/15 (f)	22,363	21,748
Mylan, Inc. Tranche B, term loan 3.625% 10/2/14 (f)	10,579	10,553
Quintiles Transnational Corp. Tranche B, term loan 5% 6/8/18 (f)	6,983	6,930
Renal Advantage Holdings, Inc. Tranche B, term loan 5.75% 12/17/16 (f)	18,619	18,596
Rural/Metro Corp. Tranche B, term loan 5.75% 6/30/18 (f)	9,975	9,726
Sheridan Healthcare, Inc.:
Tranche 1LN, term loan 2.6406% 6/15/14 (f)	3,969	3,751
Tranche 2LN, term loan 6.0728% 6/15/15 (f)	3,000	2,835
Tranche B, term loan 4.1186% 6/15/14 (f)	1,839	1,747
Skilled Healthcare Group, Inc. term loan 5.25% 4/9/16 (f)	9,850	9,284
Sun Healthcare Group, Inc. Tranche B, term loan 7.5% 10/18/16 (f)	2,735	1,914
Team Health, Inc. Tranche B, term loan 3.75% 6/29/18 (f)	6,983	6,633
Universal Health Services, Inc.:
term loan 4% 11/15/16 (f)	90,845	90,845
Tranche A, term loan 2.0971% 11/15/15 (f)	11,561	11,387
Vanguard Health Holding Co. II LLC Tranche B, term loan 5% 1/29/16 (f)	26,202	25,974
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
VWR Funding, Inc. term loan 2.7458% 6/29/14 (f)	$ 27,503	$ 26,677
Warner Chilcott Co. LLC Tranche B, term loan 4.25% 3/14/18 (f)	8,948	8,870
		1,685,165
Homebuilders/Real Estate - 1.6%
Capital Automotive LP term loan 5% 3/11/17 (f)	17,553	17,245
CB Richard Ellis Group, Inc.:
Tranche A, term loan 2.2429% 11/9/15 (f)	7,200	6,984
Tranche B, term loan 3.4929% 11/9/16 (f)	24,124	23,822
CB Richard Ellis Services, Inc.:
Tranche C, term loan 3.4958% 3/4/18 (f)	40,907	39,783
Tranche D, term loan 3.7423% 9/4/19 (f)	22,943	22,312
RE/MAX LLC term loan 5.5% 4/14/16 (f)	3,673	3,618
Realogy Corp.:
Credit-Linked Deposit 3.1911% 10/10/13 (f)	4,560	4,275
Tranche B, term loan 3.2717% 10/10/13 (f)	38,001	35,626
Tranche DD, term loan 3.2717% 10/10/13 (f)	7,242	6,789
		160,454
Insurance - 0.2%
CNO Financial Group, Inc. Tranche B, term loan 6.25% 9/30/16 (f)	10,055	10,080
USI Holdings Corp. Tranche B, term loan 2.75% 5/4/14 (f)	6,925	6,406
		16,486
Leisure - 0.6%
Cedar Fair LP Tranche B, term loan 4% 12/15/17 (f)	15,250	15,250
SeaWorld Parks & Entertainment, Inc. term loan 4% 8/17/17 (f)	37,731	37,448
Six Flags, Inc. Tranche B, term loan 5.25% 6/30/16 (f)	12,675	12,739
		65,437
Metals/Mining - 2.2%
American Rock Salt Co. LLC Tranche B, term loan 5.5% 4/25/17 (f)	2,978	2,896
Compass Minerals:
Tranche B, term loan 1.75% 12/22/12 (f)	1,968	1,948
Tranche C, term loan 3% 1/15/16 (f)	11,838	11,660
Fairmount Minerals Ltd. Tranche B, term loan 5.25% 3/15/17 (f)	1,510	1,502
Novelis, Inc. Tranche B, term loan 3.75% 3/10/17 (f)	82,905	82,076
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Metals/Mining - continued
Oxbow Carbon LLC Tranche B 1LN, term loan 3.9036% 5/8/16 (f)	$ 10,450	$ 10,188
SunCoke Energy, Inc. Tranche B, term loan 3.3956% 7/26/18 (f)	5,317	5,290
Walter Energy, Inc.:
Tranche A, term loan 3.3624% 4/1/16 (f)	10,594	10,435
Tranche B, term loan 4% 4/1/18 (f)	94,218	93,865
		219,860
Paper - 1.0%
Graphic Packaging International, Inc.:
Tranche B, term loan 2.388% 5/16/14 (f)	14,643	14,516
Tranche C, term loan 3.1357% 5/16/14 (f)	13,397	13,364
Rock-Tenn Co.:
Tranche A, term loan 2.19% 5/27/16 (f)	16,000	15,920
Tranche B, term loan 3.5% 5/27/18 (f)	55,556	55,556
White Birch Paper Co. Tranche 1LN, term loan 5/8/14 (c)(f)	1,995	251
		99,607
Publishing/Printing - 0.6%
Cenveo Corp. Tranche B, term loan 6.25% 12/21/16 (f)	4,963	4,900
Dex Media East LLC term loan 2.8023% 10/24/14 (f)	10,117	5,058
Dex Media West LLC/Dex Media West Finance Co. term loan 7% 10/24/14 (f)	2,084	1,250
Newsday LLC term loan 10.5% 8/1/13	7,406	7,647
Quad/Graphics, Inc. Tranche B, term loan 4% 7/26/18 (f)	11,330	11,302
Thomson Learning Tranche B, term loan 2.5% 7/5/14 (f)	39,188	33,898
		64,055
Restaurants - 1.1%
Burger King Corp. Tranche B, term loan 4.5% 10/19/16 (f)	40,807	40,399
Denny's, Inc. Tranche B, term loan 5.25% 9/30/16 (f)	4,889	4,876
DineEquity, Inc. Tranche B 1LN, term loan 4.3236% 10/19/17 (f)	17,806	17,717
Dunkin Brands, Inc. Tranche B2, term loan 4% 11/23/17 (f)	29,780	29,706
Landry's Restaurants, Inc. Tranche B, term loan 6.25% 12/1/14 (f)	6,930	6,843
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Restaurants - continued
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 2.6231% 6/14/13 (f)	$ 148	$ 141
term loan 2.5625% 6/14/14 (f)	1,993	1,893
Wendy's/Arby's Restaurants LLC term loan 5% 5/24/17 (f)	7,572	7,553
		109,128
Services - 3.3%
Allied Security Holdings LLC Tranche B 1LN, term loan 5% 2/4/17 (f)	7,463	7,388
ARAMARK Corp.:
Credit-Linked Deposit 2.1144% 1/26/14 (f)	4,377	4,312
Credit-Linked Deposit 3.4894% 7/26/16 (f)	3,270	3,221
term loan 2.2436% 1/26/14 (f)	51,888	51,110
Tranche B, term loan 3.6186% 7/26/16 (f)	49,723	48,977
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. term loan 5.75% 4/19/14 (f)	7,066	7,084
Avis Budget Group, Inc. Tranche B, term loan 6.25% 9/22/18 (f)	6,000	6,038
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan 2.6253% 2/7/14 (f)	6,482	5,412
Brickman Group Holdings, Inc. Tranche B, term loan 7.25% 10/14/16 (f)	1,965	1,955
Hertz Corp. Tranche B, term loan 3.75% 3/11/18 (f)	38,805	38,465
Interactive Data Corp. Tranche B, term loan 4.5% 2/11/18 (f)	34,825	34,522
KAR Auction Services, Inc. Tranche B, term loan 5% 5/19/17 (f)	13,965	13,948
Sedgwick CMS Holdings, Inc. Tranche B 1LN, term loan 5% 12/31/16 (f)	2,664	2,625
ServiceMaster Co.:
term loan 2.7595% 7/24/14 (f)	77,846	74,537
Tranche DD, term loan 2.75% 7/24/14 (f)	5,980	5,726
Symphonyiri Group, Inc. Tranche B, term loan 5% 12/1/17 (f)	13,965	13,790
The Geo Group, Inc.:
Tranche A 2LN, term loan 3.0036% 8/4/15 (f)	1,950	1,935
Tranche B, term loan 3.75% 8/4/16 (f)	6,435	6,387
U.S. Foodservice Tranche B, term loan 2.7475% 7/3/14 (f)	7,201	6,661
		334,093
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Shipping - 0.3%
CEVA Group PLC:
Credit-Linked Deposit 3.3686% 11/4/13 (f)	$ 1,110	$ 1,010
EGL term loan 3.4281% 11/4/13 (f)	1,890	1,720
Ozburn Hessey Holding Co. LLC Tranche 2LN, term loan 10.5% 10/8/16 (f)	1,000	860
Swift Transportation Co. LLC Tranche B, term loan 6% 12/21/16 (f)	27,787	27,787
		31,377
Specialty Retailing - 0.7%
Michaels Stores, Inc.:
Tranche B1, term loan 2.6617% 10/31/13 (f)	43,542	42,671
Tranche B2, term loan 4.9117% 7/31/16 (f)	9,596	9,404
Sally Holdings LLC Tranche B, term loan 2.5% 11/16/13 (f)	25,172	25,046
		77,121
Super Retail - 2.0%
Academy Ltd. Tranche B, term loan 6% 8/3/18 (f)	12,000	11,835
Bass Pro Shops LLC. Tranche B, term loan 5.25% 6/13/17 (f)	3,990	3,890
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 7% 9/30/18 (f)	5,000	4,988
Dollar General Corp.:
Tranche B1, term loan 3.0284% 7/6/14 (f)	26,244	26,244
Tranche B2, term loan 2.994% 7/6/14 (f)	14,000	14,000
Gymboree Corp. term loan 5% 2/23/18 (f)	14,853	13,961
J. Crew Group, Inc. Tranche B, term loan 4.75% 3/7/18 (f)	43,621	40,951
Leslie's Poolmart, Inc. Tranche B, term loan 4.5% 11/30/17 (f)	5,955	5,806
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (f)	4,000	3,900
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (f)	34,224	33,710
Pilot Travel Centers LLC Tranche B, term loan 4.25% 3/30/18 (f)	1,948	1,945
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (f)	8,933	8,620
Toys 'R' Us, Inc. Tranche B2, term loan 5.25% 5/25/18 (f)	8,978	8,731
Toys 'R' Us, Inc. term loan 6% 9/1/16 (f)	18,810	18,434
		197,015
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Technology - 8.9%
Avaya, Inc.:
term loan 3.0643% 10/27/14 (f)	$ 74,170	$ 70,647
Tranche B 3LN, term loan 4.8143% 10/26/17 (f)	21,763	20,022
Booz Allen & Hamilton, Inc. Tranche B, term loan 4% 8/3/17 (f)	8,836	8,791
CDW Corp. Tranche B, term loan:
3.7432% 10/10/14 (f)	17,266	16,705
4.25% 7/15/17 (f)	27,658	26,137
CommScope, Inc. Tranche B, term loan 5% 1/14/18 (f)	27,691	27,414
Emdeon, Inc. Tranche B, term loan 6.75% 10/13/18 (f)	4,000	4,020
Fidelity National Information Services, Inc.:
Tranche A 2LN, term loan 2.4928% 7/18/14 (f)	22,340	22,117
Tranche B, term loan 5.25% 7/18/16 (f)	44,550	44,773
First Data Corp.:
term loan 4.2447% 3/24/18 (f)	11,079	9,556
Tranche B1, term loan 2.9947% 9/24/14 (f)	80,535	74,294
Tranche B2, term loan 2.9947% 9/24/14 (f)	44,841	41,366
Tranche B3, term loan 2.9947% 9/24/14 (f)	25,949	23,938
Flextronics International Ltd.:
Tranche B A1, term loan 2.4958% 10/1/14 (f)	886	870
Tranche B A2, term loan 2.4958% 10/1/14 (f)	1,363	1,340
Tranche B A3, term loan 2.4894% 10/1/14 (f)	1,591	1,563
Tranche B-A, term loan 2.4898% 10/1/14 (f)	3,083	3,029
Freescale Semiconductor, Inc. term loan 4.4894% 12/1/16 (f)	151,054	145,389
Kronos, Inc.:
Tranche 1LN, term loan 2.1186% 6/11/14 (f)	5,811	5,491
Tranche 2LN, term loan 6.1186% 6/11/15 (f)	5,750	5,297
NDS Group PLC Tranche B, term loan 4% 3/10/18 (f)	18,885	18,413
NXP BV term loan 4.5% 3/4/17 (f)	66,473	63,815
Open Text Corp. term loan 3.25% 10/2/13 (f)	5,591	5,577
RBS WorldPay Tranche B, term loan 5.25% 10/13/17 (f)	3,000	2,978
Reynolds & Reynolds Co. Tranche B, term loan 3.75% 4/21/18 (f)	26,933	26,865
Rovi Corp.:
Tranche A, term loan 2.87% 2/7/16 (f)	24,733	24,795
Tranche B, term loan 4% 2/7/18 (f)	11,348	11,376
Sensata Technologies BV Tranche B, term loan 4% 5/12/18 (f)	45,092	44,867
Spansion, Inc. term loan 4.75% 2/9/15 (f)	8,410	8,284
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
SunGard Data Systems, Inc.:
term loan 3.9034% 2/28/16 (f)	$ 25,384	$ 25,066
term loan B 1.9927% 2/28/14 (f)	86,191	84,898
Tranche B, term loan 3.7423% 2/28/14 (f)	17,072	16,986
Sunquest Information Systems, Inc. Tranche 1 LN, term loan 6.25% 12/16/16 (f)	3,990	3,930
Telcordia Technologies, Inc. term loan 6.75% 4/30/16 (f)	5,959	5,952
Verifone, Inc. Tranche B, term loan 3% 10/31/13 (f)	3,893	3,873
		900,434
Telecommunications - 6.8%
Asurion LLC:
term loan 9% 5/24/19 (f)	9,000	8,820
Tranche B, term loan 5.5% 5/24/18 (f)	35,264	34,735
Consolidated Communications, Inc. term loan 2.75% 12/31/14 (f)	10,068	9,464
Crown Castle International Corp. Tranche B, term loan 1.7458% 3/6/14 (f)	18,192	17,737
Digicel International Finance Ltd. term loan 2.875% 3/30/12 (f)	14,299	14,227
FairPoint Communications, Inc. term loan 6.5% 1/24/16 (f)	17,452	13,874
Intelsat Jackson Holdings SA:
term loan 3.3911% 2/1/14 (f)	84,000	78,645
Tranche B, term loan 5.25% 4/2/18 (f)	172,142	170,851
Knology, Inc. Tranche B, term loan 4% 8/18/17 (f)	3,057	2,988
Level 3 Financing, Inc. term loan:
2.6475% 3/13/14 (f)	50,000	48,250
11.5% 3/13/14 (f)	3,000	3,120
MetroPCS Wireless, Inc.:
Tranche B 3LN, term loan 4% 3/17/18 (f)	71,344	70,274
Tranche B, term loan 4.071% 11/3/16 (f)	14,460	14,315
NTELOS, Inc. Tranche B, term loan 4% 8/7/15 (f)	2,463	2,420
Syniverse Holdings, Inc. Tranche B, term loan 5.25% 12/21/17 (f)	19,790	19,790
Telesat Holding, Inc.:
Tranche A, term loan 3.25% 10/31/14 (f)	41,047	40,123
Tranche DD, term loan 3.25% 10/31/14 (f)	3,526	3,447
Time Warner Telecom, Inc.:
Tranche B 1LN, term loan 2% 1/7/13 (f)	4,665	4,618
Tranche B, term loan 3.5% 12/30/16 (f)	4,782	4,663
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind	$ 47,000	$ 46,447
term loan 6.875% 8/11/15	42,813	42,208
Windstream Corp.:
Tranche B1, term loan 1.872% 7/17/13 (f)	11,558	11,442
Tranche B2, term loan 3.122% 12/17/15 (f)	21,637	21,529
		683,987
Textiles & Apparel - 0.5%
Levi Strauss & Co. term loan 2.4958% 4/4/14 (f)	3,000	2,895
Phillips-Van Heusen Corp.:
term loan 2.8734% 1/31/16 (f)	6,825	6,791
Tranche B, term loan 3.5% 5/6/16 (f)	24,203	24,264
Warnaco, Inc. Tranche B, term loan 3.75% 6/17/18 (f)	13,965	13,756
		47,706
TOTAL FLOATING RATE LOANS (Cost $8,280,629)		8,226,128
Nonconvertible Bonds - 10.3%

Air Transportation - 0.1%
Continental Airlines, Inc. 3.4522% 6/2/13 (f)	6,641	6,275
Continental Airlines, Inc. 9.25% 5/10/17	2,683	2,764
Delta Air Lines, Inc. 9.5% 9/15/14 (d)	1,812	1,912
United Air Lines, Inc. 9.875% 8/1/13 (d)	4,255	4,457
		15,408
Automotive - 0.7%
ArvinMeritor, Inc. 10.625% 3/15/18	1,880	1,899
Delphi Corp. 5.875% 5/15/19 (d)	18,610	18,703
Ford Motor Credit Co. LLC 5.625% 9/15/15	8,000	8,410
General Motors Acceptance Corp. 2.5256% 12/1/14 (f)	40,000	34,800
Tenneco, Inc. 8.125% 11/15/15	2,000	2,070
TRW Automotive, Inc. 8.875% 12/1/17 (d)	2,060	2,266
		68,148
Banks & Thrifts - 1.1%
Ally Financial, Inc. 3.4784% 2/11/14 (f)	54,000	50,760
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Banks & Thrifts - continued
Bank of America Corp. 1.8481% 1/30/14 (f)	$ 3,250	$ 3,080
GMAC LLC 2.5256% 12/1/14 (f)	72,187	62,803
		116,643
Building Materials - 0.0%
Cemex SA de CV 5.3686% 9/30/15 (d)(f)	3,000	2,235
Cable TV - 0.1%
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (d)	4,000	4,180
CSC Holdings LLC 6.75% 11/15/21 (d)(e)	4,000	4,000
		8,180
Chemicals - 0.8%
Georgia Gulf Corp. 9% 1/15/17 (d)	4,000	4,200
Lyondell Chemical Co. 11% 5/1/18	3,000	3,341
NOVA Chemicals Corp. 3.542% 11/15/13 (f)	71,894	70,995
Polypore International, Inc. 7.5% 11/15/17	75	77
		78,613
Consumer Products - 0.0%
Reddy Ice Corp. 11.25% 3/15/15	2,000	1,890
Containers - 0.7%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (d)	4,045	4,126
Berry Plastics Corp.:
5.1531% 2/15/15 (f)	52,000	51,610
8.25% 11/15/15	4,000	4,230
Crown Americas LLC/Capital Corp. II 7.625% 5/15/17	6,645	7,210
Owens-Brockway Glass Container, Inc. 7.375% 5/15/16	4,000	4,340
		71,516
Diversified Financial Services - 0.4%
International Lease Finance Corp.:
5.625% 9/20/13	10,000	9,850
6.25% 5/15/19	10,000	9,436
6.375% 3/25/13	12,000	12,030
SLM Corp. 0.7183% 1/27/14 (f)	12,000	10,860
		42,176
Diversified Media - 0.3%
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25% 12/15/17	16,870	18,220
Series B, 9.25% 12/15/17	12,485	13,546
		31,766
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - 0.9%
Calpine Construction Finance Co. LP 8% 6/1/16 (d)	$ 4,000	$ 4,260
Calpine Corp. 7.5% 2/15/21 (d)	6,000	6,270
CMS Energy Corp. 1.3531% 1/15/13 (f)	8,000	7,840
Energy Future Holdings Corp. 10% 1/15/20	62,320	64,190
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. 11.5% 10/1/20 (d)	6,000	5,040
The AES Corp.:
7.75% 3/1/14	3,000	3,218
7.75% 10/15/15	3,000	3,210
		94,028
Energy - 0.3%
ATP Oil & Gas Corp. 11.875% 5/1/15	6,000	4,950
Continental Resources, Inc. 7.125% 4/1/21	4,000	4,280
Dolphin Subsidiary II, Inc.:
6.5% 10/15/16 (d)	6,000	6,435
7.25% 10/15/21 (d)	6,000	6,495
Energy Transfer Equity LP 7.5% 10/15/20	3,000	3,240
LINN Energy LLC/LINN Energy Finance Corp. 8.625% 4/15/20	3,000	3,308
Western Refining, Inc. 10.75% 6/15/14 (d)(f)	2,000	2,095
		30,803
Healthcare - 0.2%
DaVita, Inc. 6.375% 11/1/18	3,000	3,015
Tenet Healthcare Corp. 8.875% 7/1/19	16,000	18,000
Valeant Pharmaceuticals International:
6.5% 7/15/16 (d)	2,000	1,990
6.875% 12/1/18 (d)	2,000	1,990
		24,995
Homebuilders/Real Estate - 0.1%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	3,000	3,053
Standard Pacific Corp. 8.375% 5/15/18	4,000	3,665
		6,718
Metals/Mining - 0.5%
CONSOL Energy, Inc. 8% 4/1/17	11,475	12,336
FMG Resources (August 2006) Pty Ltd.:
7% 11/1/15 (d)	30,705	30,244
8.25% 11/1/19 (d)	5,000	5,038
		47,618
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Paper - 0.1%
ABI Escrow Corp. 10.25% 10/15/18 (d)	$ 3,206	$ 3,543
Verso Paper Holdings LLC/Verso Paper, Inc. 4.004% 8/1/14 (f)	3,000	2,235
		5,778
Services - 0.3%
ARAMARK Corp. 3.754% 2/1/15 (f)	12,000	11,490
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.7862% 5/15/14 (f)	22,000	20,130
		31,620
Shipping - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	4,000	2,980
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14	8,075	7,671
		10,651
Super Retail - 0.0%
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	1,812	1,812
Technology - 1.2%
Advanced Micro Devices, Inc. 7.75% 8/1/20	2,000	2,040
Freescale Semiconductor, Inc.:
9.25% 4/15/18 (d)	5,960	6,422
10.125% 3/15/18 (d)	5,250	5,762
NXP BV/NXP Funding LLC 3.1531% 10/15/13 (f)	101,609	99,577
Spansion LLC 7.875% 11/15/17 (d)	3,240	3,175
		116,976
Telecommunications - 2.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (d)	8,000	6,840
Clearwire Escrow Corp. 12% 12/1/15 (d)	16,983	14,520
Frontier Communications Corp. 8.5% 4/15/20	7,000	7,420
GeoEye, Inc. 9.625% 10/1/15	2,505	2,815
Intelsat Ltd. 11.25% 6/15/16	8,000	8,400
iPCS, Inc.:
2.379% 5/1/13 (f)	72,852	67,024
3.504% 5/1/14 pay-in-kind (f)	81,150	76,281
Qwest Corp.:
3.5971% 6/15/13 (f)	11,000	11,055
6.75% 12/1/21	4,000	4,265
Sprint Capital Corp. 6.875% 11/15/28	4,000	2,935
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Wind Acquisition Finance SA 11.75% 7/15/17 (d)	$ 3,000	$ 2,970
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (d)(f)	4,827	4,393
		208,918
Textiles & Apparel - 0.3%
Hanesbrands, Inc. 3.7695% 12/15/14 (f)	22,000	21,835
Phillips-Van Heusen Corp. 7.375% 5/15/20	4,000	4,340
		26,175
TOTAL NONCONVERTIBLE BONDS (Cost $1,051,095)		1,042,667
Common Stocks - 0.1%
	Shares
Broadcasting - 0.0%
Cumulus Media, Inc. Class A (a)	229,315	690
ION Media Networks, Inc. (a)	2,842	1,592
		2,282
Chemicals - 0.1%
LyondellBasell Industries NV Class A	272,292	8,948
Diversified Financial Services - 0.0%
Newhall Holding Co. LLC Class A (a)	289,870	551
Electric Utilities - 0.0%
Calpine Corp. (a)	20,715	314
Entertainment/Film - 0.0%
Metro-Goldwyn-Mayer, Inc. (a)	71,585	1,760
Hotels - 0.0%
Tropicana Las Vegas Hotel & Casino, Inc. Class A (a)	48,650	973
Publishing/Printing - 0.0%
HMH Holdings, Inc. (a)(h)	1,054,692	1,582
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	34,287	184
TOTAL COMMON STOCKS (Cost $24,532)		16,594
Other - 0.0%

Other - 0.0%
Idearc, Inc. Claim (a) (Cost $0*)	1,888,944	0
Money Market Funds - 9.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.12% (b) (Cost $922,698)	922,697,945	$ 922,698
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $10,278,954)		10,208,087
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(74,101)
NET ASSETS - 100%		$ 10,133,986
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $163,561,000 or 1.6% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(g) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,582,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
HMH Holdings, Inc.	1/14/09 - 3/9/10	$ 5,812
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,466
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,597	$ 690	$ 1,582	$ 4,325
Financials	551	-	-	551
Materials	8,948	8,948	-	-
Telecommunication Services	184	184	-	-
Utilities	314	314	-	-
Corporate Bonds	1,042,667	-	1,042,667	-
Floating Rate Loans	8,226,128	-	8,226,128	-
Other	-	-	-	-
Money Market Funds	922,698	922,698	-	-
Total Investments in Securities:	$ 10,208,087	$ 932,834	$ 9,270,377	$ 4,876
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 2,561
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	555
Cost of Purchases	1,760
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 4,876
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ 555

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $111,680,000 of which $72,623,000 and $39,057,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,356,256)	$ 9,285,389
Fidelity Central Funds (cost $922,698)	922,698
Total Investments (cost $10,278,954)		$ 10,208,087
Cash		6,310
Receivable for investments sold		11,069
Receivable for fund shares sold		13,025
Interest receivable		43,725
Distributions receivable from Fidelity Central Funds		92
Prepaid expenses		52
Other receivables		3
Total assets		10,282,363

Liabilities
Payable for investments purchased Regular delivery	$ 103,155
Delayed delivery	4,000
Payable for fund shares redeemed	27,000
Distributions payable	6,747
Accrued management fee	4,707
Distribution and service plan fees payable	1,106
Other affiliated payables	1,280
Other payables and accrued expenses	382
Total liabilities		148,377

Net Assets		$ 10,133,986
Net Assets consist of:
Paid in capital		$ 10,190,392
Undistributed net investment income		129,183
Accumulated undistributed net realized gain (loss) on investments		(114,722)
Net unrealized appreciation (depreciation) on investments		(70,867)
Net Assets		$ 10,133,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,587,260 ÷ 163,114 shares)	$ 9.73

Maximum offering price per share (100/97.25 of $9.73)	$ 10.01
Class T: Net Asset Value and redemption price per share ($270,867 ÷ 27,872 shares)	$ 9.72

Maximum offering price per share (100/97.25 of $9.72)	$ 9.99
Class B: Net Asset Value and offering price per share ($32,105 ÷ 3,304 shares)A	$ 9.72

Class C: Net Asset Value and offering price per share ($852,057 ÷ 87,579 shares)A	$ 9.73

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($5,399,214 ÷ 555,530 shares)	$ 9.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,992,483 ÷ 205,155 shares)	$ 9.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2011

Investment Income
Dividends		$ 248
Interest		431,600
Income from Fidelity Central Funds		2,466
Total income		434,314

Expenses
Management fee	$ 57,812
Transfer agent fees	13,689
Distribution and service plan fees	13,520
Accounting fees and expenses	1,581
Custodian fees and expenses	163
Independent trustees' compensation	55
Registration fees	1,017
Audit	164
Legal	58
Miscellaneous	76
Total expenses before reductions	88,135
Expense reductions	(18)	88,117
Net investment income (loss)		346,197
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		42,915
Change in net unrealized appreciation (depreciation) on investment securities		(245,127)
Net gain (loss)		(202,212)
Net increase (decrease) in net assets resulting from operations		$ 143,985

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 346,197	$ 218,011
Net realized gain (loss)	42,915	43,608
Change in net unrealized appreciation (depreciation)	(245,127)	172,072
Net increase (decrease) in net assets resulting from operations	143,985	433,691
Distributions to shareholders from net investment income	(309,951)	(160,228)
Distributions to shareholders from net realized gain	-	(20,518)
Total distributions	(309,951)	(180,746)
Share transactions - net increase (decrease)	3,623,748	2,557,736
Redemption fees	1,302	720
Total increase (decrease) in net assets	3,459,084	2,811,401

Net Assets
Beginning of period	6,674,902	3,863,501
End of period (including undistributed net investment income of $129,183 and undistributed net investment income of $92,287, respectively)	$ 10,133,986	$ 6,674,902

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.79	$ 9.31	$ 8.00	$ 9.75	$ 9.95
Income from Investment Operations
Net investment income (loss) C	.317	.391	.354	.476	.621
Net realized and unrealized gain (loss)	(.080)	.425	1.232	(1.779)	(.196)
Total from investment operations	.237	.816	1.586	(1.303)	.425
Distributions from net investment income	(.298)	(.287)	(.278)	(.448)	(.625)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.298)	(.337)	(.278)	(.448)	(.627)
Redemption fees added to paid in capital C	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.73	$ 9.79	$ 9.31	$ 8.00	$ 9.75
Total Return A, B	2.46%	8.96%	20.31%	(13.87)%	4.40%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.00%	1.03%	1.05%	1.06%	1.02%
Expenses net of fee waivers, if any	1.00%	1.03%	1.05%	1.06%	1.02%
Expenses net of all reductions	1.00%	1.03%	1.04%	1.06%	1.02%
Net investment income (loss)	3.25%	4.11%	4.09%	5.13%	6.28%
Supplemental Data
Net assets, end of period (in millions)	$ 1,587	$ 1,064	$ 518	$ 192	$ 257
Portfolio turnover rate E	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 9.30	$ 8.00	$ 9.73	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.312	.391	.349	.481	.621
Net realized and unrealized gain (loss)	(.070)	.416	1.228	(1.762)	(.206)
Total from investment operations	.242	.807	1.577	(1.281)	.415
Distributions from net investment income	(.293)	(.288)	(.279)	(.450)	(.625)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.293)	(.338)	(.279)	(.450)	(.627)
Redemption fees added to paid in capital C	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.72	$ 9.77	$ 9.30	$ 8.00	$ 9.73
Total Return A, B	2.51%	8.87%	20.20%	(13.66)%	4.30%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.05%	1.02%	1.04%	1.03%	1.03%
Expenses net of fee waivers, if any	1.05%	1.02%	1.04%	1.03%	1.03%
Expenses net of all reductions	1.05%	1.02%	1.04%	1.03%	1.02%
Net investment income (loss)	3.19%	4.12%	4.10%	5.16%	6.28%
Supplemental Data
Net assets, end of period (in millions)	$ 271	$ 242	$ 143	$ 134	$ 309
Portfolio turnover rate E	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 9.30	$ 7.99	$ 9.73	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.266	.341	.305	.432	.569
Net realized and unrealized gain (loss)	(.070)	.416	1.238	(1.771)	(.206)
Total from investment operations	.196	.757	1.543	(1.339)	.363
Distributions from net investment income	(.247)	(.238)	(.235)	(.402)	(.573)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.247)	(.288)	(.235)	(.402)	(.575)
Redemption fees added to paid in capital C	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.72	$ 9.77	$ 9.30	$ 7.99	$ 9.73
Total Return A, B	2.03%	8.30%	19.74%	(14.21)%	3.76%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.52%	1.55%	1.56%	1.56%	1.55%
Expenses net of fee waivers, if any	1.52%	1.55%	1.55%	1.55%	1.55%
Expenses net of all reductions	1.52%	1.55%	1.55%	1.55%	1.55%
Net investment income (loss)	2.72%	3.59%	3.59%	4.64%	5.75%
Supplemental Data
Net assets, end of period (in millions)	$ 32	$ 43	$ 44	$ 42	$ 100
Portfolio turnover rate E	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 9.31	$ 8.00	$ 9.74	$ 9.95
Income from Investment Operations
Net investment income (loss) C	.244	.321	.288	.408	.553
Net realized and unrealized gain (loss)	(.070)	.415	1.235	(1.770)	(.207)
Total from investment operations	.174	.736	1.523	(1.362)	.346
Distributions from net investment income	(.225)	(.217)	(.215)	(.379)	(.556)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.225)	(.267)	(.215)	(.379)	(.558)
Redemption fees added to paid in capital C	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.73	$ 9.78	$ 9.31	$ 8.00	$ 9.74
Total Return A, B	1.80%	8.05%	19.43%	(14.41)%	3.58%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.74%	1.76%	1.78%	1.80%	1.71%
Expenses net of fee waivers, if any	1.74%	1.76%	1.78%	1.80%	1.71%
Expenses net of all reductions	1.74%	1.76%	1.78%	1.80%	1.71%
Net investment income (loss)	2.50%	3.38%	3.35%	4.39%	5.59%
Supplemental Data
Net assets, end of period (in millions)	$ 852	$ 622	$ 335	$ 199	$ 345
Portfolio turnover rate E	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 9.30	$ 8.00	$ 9.74	$ 9.94
Income from Investment Operations
Net investment income (loss) B	.345	.418	.377	.508	.650
Net realized and unrealized gain (loss)	(.070)	.417	1.225	(1.771)	(.196)
Total from investment operations	.275	.835	1.602	(1.263)	.454
Distributions from net investment income	(.326)	(.316)	(.304)	(.478)	(.654)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.326)	(.366)	(.304)	(.478)	(.656)
Redemption fees added to paid in capital B	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.72	$ 9.77	$ 9.30	$ 8.00	$ 9.74
Total Return A	2.86%	9.18%	20.55%	(13.49)%	4.72%
Ratios to Average Net AssetsC, E
Expenses before reductions	.71%	.73%	.75%	.73%	.73%
Expenses net of fee waivers, if any	.71%	.73%	.75%	.73%	.73%
Expenses net of all reductions	.71%	.73%	.75%	.73%	.72%
Net investment income (loss)	3.53%	4.41%	4.39%	5.46%	6.58%
Supplemental Data
Net assets, end of period (in millions)	$ 5,399	$ 3,566	$ 2,354	$ 1,292	$ 2,679
Portfolio turnover rate D	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 9.29	$ 7.99	$ 9.73	$ 9.94
Income from Investment Operations
Net investment income (loss) B	.341	.415	.379	.503	.647
Net realized and unrealized gain (loss)	(.079)	.427	1.221	(1.769)	(.206)
Total from investment operations	.262	.842	1.600	(1.266)	.441
Distributions from net investment income	(.323)	(.313)	(.302)	(.475)	(.651)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.323)	(.363)	(.302)	(.475)	(.653)
Redemption fees added to paid in capital B	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.71	$ 9.77	$ 9.29	$ 7.99	$ 9.73
Total ReturnA	2.72%	9.27%	20.54%	(13.54)%	4.58%
Ratios to Average Net AssetsC, E
Expenses before reductions	.75%	.76%	.77%	.77%	.76%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.77%	.76%
Expenses net of all reductions	.75%	.76%	.77%	.76%	.76%
Net investment income (loss)	3.50%	4.38%	4.36%	5.43%	6.55%
Supplemental Data
Net assets, end of period (in millions)	$ 1,992	$ 1,138	$ 469	$ 138	$ 207
Portfolio turnover rate D	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 172,373
Gross unrealized depreciation	(154,941)
Net unrealized appreciation (depreciation) on securities and other investments	$ 17,432

Tax Cost	$ 10,190,655

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 37,843
Capital loss carryforward	$ (111,680)
Net unrealized appreciation (depreciation)	$ 17,432

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 309,951	$ 180,746

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and

Annual Report

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $8,125,674 and $4,827,262, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 4,048	$ 210
Class T	-%	.25%	726	2
Class B	.55%	.15%	275	216
Class C	.75%	.25%	8,471	4,064
			$ 13,520	$ 4,492

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, 1.00% or .50% for certain purchases of Class A shares (1.00% prior to February 18, 2011) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 376
Class T	55
Class B*	57
Class C*	276
$ 764

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,435.15
Class T	604.21
Class B	88.23
Class C	1,263.15
Fidelity Floating Rate High Income Fund	6,334.12
Institutional Class	2,965.15
	$ 13,689

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were fifty-six dollars for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $21,850. The weighted average interest rate was .58%. The interest expense amounted to three hundred fifty-two dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $16.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 46,926	$ 23,450
Class T	8,530	5,386
Class B	998	1,129
Class C	18,564	10,682
Fidelity Floating Rate High Income Fund	173,777	95,016
Institutional Class	61,156	24,565
Total	$ 309,951	$ 160,228
From net realized gain
Class A	$ -	$ 2,787
Class T	-	742
Class B	-	234
Class C	-	1,822
Fidelity Floating Rate High Income Fund	-	12,502
Institutional Class	-	2,431
Total	$ -	$ 20,518

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	130,538	81,725	$ 1,284,754	$ 779,901
Reinvestment of distributions	3,698	2,275	36,131	21,629
Shares redeemed	(79,802)	(30,931)	(770,772)	(294,118)
Net increase (decrease)	54,434	53,069	$ 550,113	$ 507,412

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class T
Shares sold	12,540	14,246	$ 123,273	$ 135,056
Reinvestment of distributions	732	545	7,143	5,173
Shares redeemed	(10,203)	(5,379)	(98,745)	(50,997)
Net increase (decrease)	3,069	9,412	$ 31,671	$ 89,232
Class B
Shares sold	912	1,770	$ 8,955	$ 16,858
Reinvestment of distributions	73	108	715	1,018
Shares redeemed	(2,112)	(2,210)	(20,567)	(21,009)
Net increase (decrease)	(1,127)	(332)	$ (10,897)	$ (3,133)
Class C
Shares sold	47,996	37,058	$ 472,487	$ 353,406
Reinvestment of distributions	1,307	896	12,762	8,502
Shares redeemed	(25,248)	(10,394)	(243,629)	(98,760)
Net increase (decrease)	24,055	27,560	$ 241,620	$ 263,148
Fidelity Floating Rate High Income Fund
Shares sold	455,198	211,892	$ 4,469,045	$ 2,019,775
Reinvestment of distributions	14,710	9,543	143,575	90,556
Shares redeemed	(279,260)	(109,667)	(2,694,467)	(1,040,316)
Net increase (decrease)	190,648	111,768	$ 1,918,153	$ 1,070,015
Institutional Class
Shares sold	192,248	93,750	$ 1,885,819	$ 894,344
Reinvestment of distributions	3,053	1,549	29,780	14,718
Shares redeemed	(106,613)	(29,322)	(1,022,511)	(278,000)
Net increase (decrease)	88,688	65,977	$ 893,088	$ 631,062

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.24% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $238,587,864 of distributions paid during the period January 1, 2011 to October 31, 2011 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the fourth quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group". The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 27% means that 73% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Furthermore, the Board considered that it had approved an amendment (effective February 1, 2007) to the fund's management contract that lowered the individual fund fee rate from 55 basis points to 45 basis points. The Board considered that the chart reflects the fund's lower management fee in 2007, as if the lower fee were in effect for the entire year.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AFRI-UANN-1211
1.784742.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Floating Rate High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting chairman's photo appears here)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting chairman's signature appears here)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	-0.36%	3.27%	3.87%
Class T (incl. 2.75% sales charge)	-0.31%	3.27%	3.83%
Class B (incl. contingent deferred sales charge) A	-1.45%	3.07%	3.77%
Class C (incl. contingent deferred sales charge) B	0.81%	3.09%	3.46%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 3.5%, 1.5%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class A on October 31, 2001, and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P®/Loan Syndications and Trading Association Leveraged Performing Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Favorable fundamental and technical dynamics buoyed the leveraged-loan market for much of the year ending October 31, 2011, with the S&P®/LSTA Leveraged Performing Loan Index reporting a 3.24% increase for the period. Low yields in U.S. Treasuries and money market funds enticed investors into this asset class, which saw a record $25 billion flow into leveraged-loan funds during the first half of 2011. In July, however, a deteriorating economic outlook, coupled with the debt ceiling debate and the U.S. sovereign debt downgrade led to a rapid and pronounced re-pricing of credit risk to reflect an outlook of slower profit growth. Further, the Federal Reserve's August announcement that it would keep short-term interest rates low through 2013 had a direct and calculable effect on loan prices, as they adjusted to reduce the floating-rate option value for the defined period. Asset flows, which had been quite strong, reversed in August and September, recording $5.5 billion in outflows before stabilizing in October, leading to improved technical conditions and prices. The performing loan market ended the period with $476.4 billion, up modestly over the 12-month period, and offered a reported index yield of 6.35%. Credit quality gains contributed to a 0.3% leveraged-loan default rate - a 45 month low - by period end.

Comments from Christine McConnell, Portfolio Manager of Fidelity Advisor® Floating Rate High Income Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 2.46%, 2.51%, 2.03% and 1.80%, respectively (excluding sales charges), lagging the S&P®/LSTA index. The fund's underperformance was due in part to its higher-quality, larger-cap bias, as loans with these characteristics underperformed for the first eight months of the period when investors sought higher risk and yield. On an industry basis, the biggest drags on relative performance came from telecom and financial intermediaries. Within the telecom group, weak security selection, including out-of-index holdings in wireless providers Sprint Nextel and Clearwire detracted, while in financials, a non-benchmark stake in Ally Financial hurt. Elsewhere, the fund's cash position was a negative. On the positive side, underexposure to the weak-performing publishing industry, along with good security selection there, provided the biggest relative boost, including an underweighting in Dex One and not owning index components SuperMedia and Yell Group. Good choices in utilities also helped, led by an underweighting in lagging Texas electric utility TXU Energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	.98%
Actual		$ 1,000.00	$ 995.00	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,020.27	$ 4.99
Class T	1.06%
Actual		$ 1,000.00	$ 994.50	$ 5.33
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class B	1.49%
Actual		$ 1,000.00	$ 992.40	$ 7.48
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class C	1.72%
Actual		$ 1,000.00	$ 991.30	$ 8.63
Hypothetical A		$ 1,000.00	$ 1,016.53	$ 8.74
Fidelity Floating Rate High Income Fund	.70%
Actual		$ 1,000.00	$ 996.40	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Institutional Class	.73%
Actual		$ 1,000.00	$ 996.20	$ 3.67
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of October 31, 2011
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	4.2	3.5
Community Health Systems, Inc.	3.2	2.7
Intelsat Jackson Holdings SA	2.5	1.4
VNU, Inc.	2.1	1.7
Univision Communications, Inc.	1.9	1.8
	13.9
Top Five Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	16.8	14.3
Technology	10.1	8.4
Telecommunications	8.9	7.5
Electric Utilities	6.1	5.7
Broadcasting	5.4	4.3
Quality Diversification (% of fund's net assets)
As of October 31, 2011	As of April 30, 2011
AAA,AA,A 0.0%	AAA,AA,A 0.4%
BBB 4.6%	BBB 4.2%
BB 48.0%	BB 37.6%
B 31.5%	B 30.5%
CCC,CC,C 1.3%	CCC,CC,C 2.3%
D 0.0%	D 0.0%
Not Rated 6.1%	Not Rated 11.4%
Equities 0.1%	Equities 0.7%
Short-Term Investments and Net Other Assets 8.4%	Short-Term Investments and Net Other Assets 12.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of October 31, 2011*		As of April 30, 2011**
	Floating Rate Loans 81.2%		Floating Rate Loans 73.7%
	Nonconvertible Bonds 10.3%		Nonconvertible Bonds 12.7%
	Common Stocks 0.1%		Common Stocks 0.7%
	Short-Term Investments and Net Other Assets 8.4%		Short-Term Investments and Net Other Assets 12.9%
* Foreign investments	7.6%	** Foreign investments	7.0%

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Floating Rate Loans - 81.2% (g)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.5%
Aeroflex, Inc. Tranche B, term loan 4.25% 5/9/18 (f)	$ 8,479	8,309
Sequa Corp. term loan:
3.6219% 12/3/14 (f)	36,990	35,603
7% 12/3/14 (f)	5,000	5,000
Spirit Aerosystems, Inc. Tranche B 2LN, term loan 3.4932% 9/30/16 (f)	18,064	18,064
TransDigm, Inc. Tranche B, term loan 4% 2/14/17 (f)	73,603	73,419
Wesco Aircraft Hardware Corp. Tranche B, term loan 4.25% 4/7/17 (f)	9,323	9,299
		149,694
Air Transportation - 0.4%
Delta Air Lines, Inc. Tranche B, term loan 4.25% 3/7/16 (f)	3,980	3,761
Northwest Airlines Corp. Tranche B, term loan 3.8577% 12/22/13 (f)	2,943	2,899
United Air Lines, Inc. Tranche B, term loan 2.25% 2/1/14 (f)	13,676	13,265
US Airways Group, Inc. term loan 2.7458% 3/23/14 (f)	28,230	24,349
		44,274
Automotive - 2.6%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (f)	13,970	13,062
Delphi Corp.:
Tranche A, term loan 3% 3/31/16 (f)	25,888	25,758
Tranche B, term loan 3.5% 3/31/17 (f)	60,636	60,712
Federal-Mogul Corp.:
Tranche B, term loan 2.1775% 12/27/14 (f)	50,978	47,664
Tranche C, term loan 2.1775% 12/27/15 (f)	26,009	24,319
Tenneco, Inc.:
Credit-Linked Deposit 5.2215% 3/16/14 (f)	15,750	15,671
Tranche B, term loan 4.7458% 6/3/16 (f)	11,850	11,850
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 1.93% 4/30/14 (f)	64,500	63,210
		262,246
Broadcasting - 5.4%
AMC Networks, Inc. Tranche B, term loan 4% 12/31/18 (f)	31,486	31,014
Clear Channel Capital I LLC Tranche B, term loan 3.8958% 1/29/16 (f)	51,285	40,131
Clear Channel Communications, Inc. Tranche A, term loan 3.6458% 7/30/14 (f)	2,892	2,509
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Broadcasting - continued
Gray Television, Inc. Tranche B, term loan 3.74% 12/31/14 (f)	$ 2,351	$ 2,304
Nexstar Broadcasting, Inc. term loan 5% 9/30/16 (f)	5,317	5,238
Raycom Media, Inc. Tranche B, term loan 4.5% 5/31/17 (f)	4,988	4,701
Sinclair Television Group, Inc. Tranche B, term loan 4% 10/29/16 (f)	4,870	4,834
TWCC Holding Corp. Tranche B, term loan 4.25% 2/11/17 (f)	54,126	54,126
Univision Communications, Inc.:
term loan 4.4958% 3/31/17 (f)	122,205	110,901
Tranche 1LN, term loan 2.2458% 9/29/14 (f)	83,476	80,137
VNU, Inc.:
term loan 2.2423% 8/9/13 (f)	76,334	75,762
Tranche B, term loan 3.9923% 5/1/16 (f)	44,477	44,477
Tranche C, term loan 3.4923% 5/1/16 (f)	91,261	90,348
		546,482
Building Materials - 0.5%
Armstrong World Industries, Inc. Tranche B, term loan 4% 3/10/18 (f)	14,283	14,033
Goodman Global Group, Inc.:
Tranche 1 LN, term loan 5.75% 10/28/16 (f)	20,478	20,325
Tranche 2 LN, term loan 9% 10/28/17 (f)	3,540	3,567
Nortek, Inc. Tranche B, term loan 5.2507% 4/26/17 (f)	11,619	11,445
		49,370
Cable TV - 5.2%
Bresnan Broadband Holdings LLC Tranche B, term loan 4.5% 12/14/17 (f)	36,746	36,287
CCO Holdings, LLC Tranche 3LN, term loan 2.7458% 9/6/14 (f)	41,347	40,313
Cequel Communications LLC Tranche 1LN, term loan 2.2407% 11/5/13 (f)	59,138	57,955
Charter Communications Operating LLC:
term loan 7.25% 3/6/14 (f)	216	215
Tranche B 1LN, term loan 2.25% 3/6/14 (f)	9,197	9,105
Tranche C, term loan 3.62% 9/6/16 (f)	159,438	158,242
CSC Holdings, Inc.:
Tranche B, term loan 1.9947% 3/31/13 (f)	28,696	28,553
Tranche B2, term loan 3.4947% 3/29/16 (f)	24,707	24,584
Tranche B3, term loan 3.2447% 3/29/16 (f)	72,987	72,257
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Cable TV - continued
Insight Midwest Holdings LLC Tranche B, term loan 1.99% 4/6/14 (f)	$ 25,448	$ 25,258
Mediacom Broadband LLC Tranche F, term loan 4.5% 10/23/17 (f)	16,768	16,474
Mediacom LLC:
Tranche D, term loan 5.5% 3/31/17 (f)	2,940	2,918
Tranche E, term loan 4.5% 10/23/17 (f)	2,933	2,867
UPC Broadband Holding BV:
Tranche AB, term loan 12/31/17 (f)	10,000	9,875
Tranche N1, term loan 1.9894% 12/31/14 (f)	5,000	4,750
Tranche T, term loan 3.8721% 12/31/16 (f)	11,448	11,162
Tranche X, term loan 3.7394% 12/31/17 (f)	21,942	21,394
WideOpenWest Finance LLC Tranche A, term loan 6.7415% 6/28/14 (f)	2,967	2,848
		525,057
Capital Goods - 0.8%
Rexnord Corp.:
Tranche B A0, term loan 2.5% 7/19/13 (f)	3,292	3,226
Tranche B, term loan 2.8717% 7/19/13 (f)	12,325	12,140
SRAM LLC. Tranche B 1LN, term loan 4.7635% 6/7/18 (f)	5,861	5,803
Tomkins PLC:
Tranche A, term loan 4.25% 9/21/15 (f)	5,040	5,034
Tranche B, term loan 4.25% 9/21/16 (f)	57,865	57,793
		83,996
Chemicals - 3.7%
Arizona Chemical term loan 4.75% 11/19/16 (f)	5,819	5,826
Ashland, Inc. Tranche B, term loan 3.75% 8/23/18 (f)	33,000	33,083
Celanese Holdings LLC:
Revolving Credit-Linked Deposit 1.7215% 4/2/13 (f)	51,781	50,227
Tranche C, term loan 3.1221% 10/31/16 (f)	34,912	34,999
Chemtura Corp. term loan 5.5% 8/27/16 (f)	20,000	20,050
General Chemical Corp. Tranche B, term loan 5.0017% 10/6/15 (f)	4,634	4,564
Huntsman International LLC Tranche B, term loan:
1.8318% 4/19/14 (f)	36,097	35,375
2.7998% 4/19/17 (f)	7,000	6,738
INEOS US Finance:
Tranche B 2LN, term loan 8.501% 12/16/13 (f)	11,122	11,400
Tranche C 2LN, term loan 9.001% 12/16/14 (f)	12,294	12,602
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Chemicals - continued
Millennium America/Millennium Inorganic Chemicals Ltd.:
Tranche 1LN, term loan 2.6186% 5/15/14 (f)	$ 7,451	$ 7,340
Tranche 2LN, term loan 6.1186% 11/18/14 (f)	3,000	2,940
Momentive Performance Materials, Inc. Tranche B1, term loan 3.75% 5/15/15 (f)	15,734	14,869
Nalco Co.:
Tranche B 1LN, term loan 4.5% 10/5/17 (f)	20,337	20,312
Tranche C, term loan 1.9958% 5/13/16 (f)	3,955	3,925
Polypore, Inc. Tranche B, term loan 2.25% 7/3/14 (f)	7,796	7,796
Rockwood Specialties Group, Inc. Tranche B, term loan 3.5% 2/10/18 (f)	33,433	33,475
Solutia, Inc. Tranche B, term loan 3.5% 8/1/17 (f)	45,084	45,197
Styron Corp. Tranche B, term loan 6% 8/2/17 (f)	19,810	18,126
Tronox, Inc. Tranche B, term loan 7% 10/21/15 (f)	1,935	1,925
Univar NV Tranche B, term loan 5% 6/30/17 (f)	6,913	6,722
		377,491
Consumer Products - 2.3%
Jarden Corp. Tranche B, term loan 3.2389% 3/31/18 (f)	22,338	22,282
NBTY, Inc. Tranche B 1LN, term loan 4.25% 10/1/17 (f)	35,727	35,549
Revlon Consumer Products Corp. term loan 4.75% 11/19/17 (f)	15,960	15,840
Reynolds Consumer Products Holdings, Inc.:
Tranche C, term loan 6.5% 8/9/18 (f)	63,830	63,511
Tranche E, term loan 6.5% 2/9/18 (f)	93,095	92,629
Spectrum Brands, Inc. Tranche B, term loan 5.0006% 6/17/16 (f)	6,137	6,122
		235,933
Containers - 0.7%
Anchor Glass Container Corp.:
Tranche 1LN, term loan 6% 3/2/16 (f)	20,054	19,903
Tranche 2LN, term loan 10% 9/2/16 (f)	9,500	9,405
Berry Plastics Holding Corp. Tranche C, term loan 2.2433% 4/3/15 (f)	7,829	7,476
BWAY Holding Co. Tranche B, term loan 4.5% 2/23/18 (f)	8,535	8,407
Sealed Air Corp. Tranche B, term loan 4.75% 10/3/18 (f)	26,933	27,168
		72,359
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Diversified Financial Services - 1.5%
EquiPower Resources Holdings LLC Tranche B, term loan 5.75% 1/26/18 (f)	$ 7,526	$ 7,489
Fifth Third Processing Solutions Tranche B-1, term loan 4.5% 11/3/16 (f)	29,850	29,663
International Lease Finance Corp.:
Tranche 1LN, term loan 6.75% 3/17/15 (f)	21,763	21,818
Tranche 2LN, term loan 7% 3/17/16 (f)	14,165	14,306
MSCI, Inc. Tranche B 1LN, term loan 3.75% 3/14/17 (f)	33,253	33,502
Nuveen Investments, Inc. term loan 3.3924% 11/13/14 (f)	13,015	12,592
Royalty Pharma Finance Trust Tranche B 1LN, term loan 3.75% 11/9/16 (f)	4,988	4,975
TransUnion LLC Tranche B, term loan 4.75% 2/10/18 (f)	25,670	25,541
		149,886
Diversified Media - 0.2%
Advanstar Communications, Inc. Tranche 1LN, term loan 2.62% 5/31/14 (f)	1,979	1,267
Lamar Media Corp. Tranche B, term loan 4% 12/31/16 (f)	16,015	16,095
		17,362
Electric Utilities - 5.2%
Astoria Generating Co. Acquisitions LLC Tranche 2LN, term loan 4.17% 8/23/13 (f)	2,000	1,685
BRSP LLC term loan 7.5% 6/24/14 (f)	12,954	12,889
Calpine Corp.:
Tranche B 2LN, term loan 4.5% 4/1/18 (f)	8,978	8,865
Tranche B, term loan 4.5% 4/1/18 (f)	85,575	84,505
Covanta Energy Corp.:
Credit-Linked Deposit 1.8743% 2/9/14 (f)	4,658	4,588
term loan 1.75% 2/9/14 (f)	9,036	8,901
Dynegy, Inc.:
(Coal) Tranche B, term loan 9.25% 8/5/16 (f)	35,152	35,152
(Gas) Tranche B, term loan 9.25% 8/5/16 (f)	17,928	17,569
GenOn Energy, Inc. Tranche B, term loan 6% 9/20/17 (f)	50,535	50,535
MACH Gen LLC Credit-Linked Deposit 2.3686% 2/22/13 (f)	182	170
Nebraska Energy, Inc.:
Tranche 2LN, term loan 4.75% 5/1/14 (f)	6,000	5,430
Tranche B 1LN, term loan 2.75% 11/1/13 (f)	11,427	11,084
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - continued
NRG Energy, Inc. Tranche B, term loan 4% 7/1/18 (f)	$ 77,805	$ 77,513
NSG Holdings LLC:
Credit-Linked Deposit 1.8471% 6/15/14 (f)	247	233
Tranche B, term loan 1.8471% 6/15/14 (f)	601	565
Puget Energy, Inc. term loan 2.2458% 2/6/14 (f)	7,397	7,305
Tempus Public Foundation Generation Holdings LLC:
Credit-Linked Deposit 2.3686% 12/15/13 (f)	3,137	3,012
revolver loan 2.3686% 12/15/11 (f)	793	761
Tranche 1LN, term loan 2.3686% 12/15/13 (f)	6,349	6,095
Tranche 2LN, term loan 4.6186% 12/15/14 (f)	30,143	28,334
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan:
3.7597% 10/10/14 (f)	117,117	87,106
4.7574% 10/10/17 (f)	12,252	8,439
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (f)	70,362	70,362
		531,098
Energy - 0.4%
Alon USA, Inc. term loan 2.5497% 8/4/13 (f)	1,842	1,667
CCS, Inc. Tranche B, term loan 3.3686% 11/14/14 (f)	2,967	2,707
Citgo Petroleum Corp. Tranche B, term loan 8% 6/24/15 (f)	1,098	1,098
Frac Tech Holdings LLC Tranche B, term loan 6.25% 5/6/16 (f)	12,444	12,366
MEG Energy Corp. Tranche B, term loan 4% 3/18/18 (f)	11,000	10,973
Sheridan Production Partners LP term loan 6.5% 4/20/17 (f)	8,880	8,791
		37,602
Entertainment/Film - 0.3%
Cinemark USA, Inc. Tranche B-2, term loan 3.5047% 4/30/16 (f)	2,985	2,955
Regal Cinemas Corp. Tranche B, term loan 3.3686% 8/23/17 (f)	28,274	28,062
		31,017
Environmental - 0.0%
Synagro Technologies, Inc. Tranche 1LN, term loan 2.25% 3/30/14 (f)	405	348
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Food & Drug Retail - 1.0%
GNC Corp. Tranche B, term loan 4.25% 3/2/18 (f)	$ 38,808	$ 38,614
Rite Aid Corp.:
Tranche 5 LN, term loan 4.5% 3/3/18 (f)	17,719	16,745
Tranche ABL, term loan 2% 6/4/14 (f)	19,621	18,541
SUPERVALU, Inc.:
Tranche B 3LN, term loan 4.5% 4/29/18 (f)	26,492	25,432
Tranche B2, term loan 3.4958% 10/5/15 (f)	6,133	5,918
		105,250
Food/Beverage/Tobacco - 1.3%
Bolthouse Farms, Inc. Tranche 1LN, term loan 5.5004% 2/11/16 (f)	7,268	7,187
Constellation Brands, Inc.:
Tranche B, term loan 1.8501% 6/5/13 (f)	19,959	19,909
Tranche B, term loan 3% 6/5/15 (f)	2,994	2,987
Dean Foods Co. Tranche B, term loan:
3.37% 4/2/16 (f)	24,600	23,985
3.5178% 4/2/17 (f)	11,900	11,662
Del Monte Foods Co. Tranche B, term loan 4.5% 3/8/18 (f)	20,948	20,424
Earthbound Holdings III LLC Tranche B, term loan 5.5% 12/21/16 (f)	6,948	6,826
JBS USA LLC Tranche B, term loan 4.25% 5/25/18 (f)	6,983	6,843
Michael Foods, Inc. Tranche B, term loan 4.25% 2/25/18 (f)	20,895	20,634
Pinnacle Foods Finance LLC:
term loan 2.7727% 4/4/14 (f)	3,396	3,260
Tranche D, term loan 6% 4/4/14 (f)	8,325	8,387
		132,104
Gaming - 1.8%
Ameristar Casinos, Inc. Tranche B, term loan 4% 4/14/18 (f)	21,890	21,945
Choctaw Resort Development Enterprise term loan 8.25% 11/4/11 (f)	1,185	983
CityCenter Holdings LLC/CityCenter Finance Corp. term loan 7.5% 1/21/15 (f)	2,740	2,713
Harrah's Entertainment, Inc.:
Tranche B1, term loan 3.4183% 1/28/15 (f)	6,688	5,902
Tranche B2, term loan 3.3577% 1/28/15 (f)	3,890	3,433
Tranche B3, term loan 3.4174% 1/28/15 (f)	8,681	7,661
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Gaming - continued
Las Vegas Sands Corp. term loan 2.84% 11/23/15 (f)	$ 6,905	$ 6,646
Las Vegas Sands LLC:
term loan 1.84% 5/23/14 (f)	7,211	7,031
Tranche B, term loan:
1.84% 5/23/14 (f)	35,309	34,427
2.84% 11/23/16 (f)	8,260	7,950
Tranche I, term loan 2.84% 11/23/16 (f)	1,660	1,598
Motor City Casino Tranche B, term loan 7% 3/1/17 (f)	3,745	3,726
Penn National Gaming, Inc. Tranche B, term loan 3.75% 7/14/18 (f)	18,953	19,000
Venetian Macau Ltd.:
Tranche B, term loan 4.75% 5/26/13 (f)	21,412	21,359
Tranche DD, term loan 4.75% 5/26/12 (f)	14,989	14,951
Venetian Macau US Finance, Inc. Tranche B, term loan 4.75% 5/25/13 (f)	21,072	21,019
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. term loan B 2.125% 8/15/13 (f)	2,313	2,290
		182,634
Healthcare - 16.6%
Bausch & Lomb, Inc. term loan:
3.4958% 4/26/15 (f)	17,644	17,511
3.5915% 4/26/15 (f)	73,242	72,692
Biomet, Inc. term loan 3.3172% 3/25/15 (f)	32,521	32,034
Carestream Health, Inc. term loan 5% 2/25/17 (f)	2,985	2,686
Community Health Systems, Inc.:
term loan 3.819% 1/25/17 (f)	54,772	52,992
Tranche B, term loan 2.569% 7/25/14 (f)	272,175	263,330
Tranche DD, term loan 2.569% 7/25/14 (f)	14,057	13,600
ConvaTec Healthcare ESA Tranche B, term loan 5.75% 12/22/16 (f)	1,955	1,901
DaVita, Inc.:
Tranche A, term loan 2.75% 10/20/15 (f)	39,222	38,437
Tranche B, term loan 4.5% 10/20/16 (f)	86,874	86,439
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (f)	52,621	47,096
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (f)	35,820	35,014
Endo Pharmaceuticals Holdings, Inc. Tranche B, term loan 4% 6/17/18 (f)	33,795	33,879
Fresenius Medical Care Holdings, Inc. Tranche B, term loan 1.7436% 3/31/13 (f)	50,875	50,239
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Fresenius SE:
Tranche D 1LN, term loan 3.5% 9/10/14 (f)	$ 35,730	$ 35,641
Tranche D 2LN, term loan 3.5% 9/10/14 (f)	21,618	21,564
Grifols SA Tranche B, term loan 6% 6/1/17 (f)	41,895	41,895
Hanger Orthopedic Group, Inc. Tranche C, term loan 4% 12/1/16 (f)	7,930	7,672
HCA, Inc.:
Tranche A, term loan 1.6186% 11/17/12 (f)	12,752	12,656
Tranche B, term loan 2.6186% 11/17/13 (f)	321,607	318,384
Tranche B2, term loan 3.6186% 3/31/17 (f)	105,201	101,782
HCR Healthcare LLC Tranche B, term loan 5% 4/16/18 (f)	6,923	6,161
Health Management Associates, Inc. Tranche B, term loan 2.1186% 2/28/14 (f)	51,631	51,311
IASIS Healthcare LLC Tranche B, term loan 5% 5/3/18 (f)	49,959	48,650
Kinetic Concepts, Inc. Tranche B-1 term loan 7% 4/20/18 (f)	34,000	34,129
LifePoint Hospitals, Inc. Tranche B, term loan 3.08% 4/15/15 (f)	22,363	21,748
Mylan, Inc. Tranche B, term loan 3.625% 10/2/14 (f)	10,579	10,553
Quintiles Transnational Corp. Tranche B, term loan 5% 6/8/18 (f)	6,983	6,930
Renal Advantage Holdings, Inc. Tranche B, term loan 5.75% 12/17/16 (f)	18,619	18,596
Rural/Metro Corp. Tranche B, term loan 5.75% 6/30/18 (f)	9,975	9,726
Sheridan Healthcare, Inc.:
Tranche 1LN, term loan 2.6406% 6/15/14 (f)	3,969	3,751
Tranche 2LN, term loan 6.0728% 6/15/15 (f)	3,000	2,835
Tranche B, term loan 4.1186% 6/15/14 (f)	1,839	1,747
Skilled Healthcare Group, Inc. term loan 5.25% 4/9/16 (f)	9,850	9,284
Sun Healthcare Group, Inc. Tranche B, term loan 7.5% 10/18/16 (f)	2,735	1,914
Team Health, Inc. Tranche B, term loan 3.75% 6/29/18 (f)	6,983	6,633
Universal Health Services, Inc.:
term loan 4% 11/15/16 (f)	90,845	90,845
Tranche A, term loan 2.0971% 11/15/15 (f)	11,561	11,387
Vanguard Health Holding Co. II LLC Tranche B, term loan 5% 1/29/16 (f)	26,202	25,974
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
VWR Funding, Inc. term loan 2.7458% 6/29/14 (f)	$ 27,503	$ 26,677
Warner Chilcott Co. LLC Tranche B, term loan 4.25% 3/14/18 (f)	8,948	8,870
		1,685,165
Homebuilders/Real Estate - 1.6%
Capital Automotive LP term loan 5% 3/11/17 (f)	17,553	17,245
CB Richard Ellis Group, Inc.:
Tranche A, term loan 2.2429% 11/9/15 (f)	7,200	6,984
Tranche B, term loan 3.4929% 11/9/16 (f)	24,124	23,822
CB Richard Ellis Services, Inc.:
Tranche C, term loan 3.4958% 3/4/18 (f)	40,907	39,783
Tranche D, term loan 3.7423% 9/4/19 (f)	22,943	22,312
RE/MAX LLC term loan 5.5% 4/14/16 (f)	3,673	3,618
Realogy Corp.:
Credit-Linked Deposit 3.1911% 10/10/13 (f)	4,560	4,275
Tranche B, term loan 3.2717% 10/10/13 (f)	38,001	35,626
Tranche DD, term loan 3.2717% 10/10/13 (f)	7,242	6,789
		160,454
Insurance - 0.2%
CNO Financial Group, Inc. Tranche B, term loan 6.25% 9/30/16 (f)	10,055	10,080
USI Holdings Corp. Tranche B, term loan 2.75% 5/4/14 (f)	6,925	6,406
		16,486
Leisure - 0.6%
Cedar Fair LP Tranche B, term loan 4% 12/15/17 (f)	15,250	15,250
SeaWorld Parks & Entertainment, Inc. term loan 4% 8/17/17 (f)	37,731	37,448
Six Flags, Inc. Tranche B, term loan 5.25% 6/30/16 (f)	12,675	12,739
		65,437
Metals/Mining - 2.2%
American Rock Salt Co. LLC Tranche B, term loan 5.5% 4/25/17 (f)	2,978	2,896
Compass Minerals:
Tranche B, term loan 1.75% 12/22/12 (f)	1,968	1,948
Tranche C, term loan 3% 1/15/16 (f)	11,838	11,660
Fairmount Minerals Ltd. Tranche B, term loan 5.25% 3/15/17 (f)	1,510	1,502
Novelis, Inc. Tranche B, term loan 3.75% 3/10/17 (f)	82,905	82,076
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Metals/Mining - continued
Oxbow Carbon LLC Tranche B 1LN, term loan 3.9036% 5/8/16 (f)	$ 10,450	$ 10,188
SunCoke Energy, Inc. Tranche B, term loan 3.3956% 7/26/18 (f)	5,317	5,290
Walter Energy, Inc.:
Tranche A, term loan 3.3624% 4/1/16 (f)	10,594	10,435
Tranche B, term loan 4% 4/1/18 (f)	94,218	93,865
		219,860
Paper - 1.0%
Graphic Packaging International, Inc.:
Tranche B, term loan 2.388% 5/16/14 (f)	14,643	14,516
Tranche C, term loan 3.1357% 5/16/14 (f)	13,397	13,364
Rock-Tenn Co.:
Tranche A, term loan 2.19% 5/27/16 (f)	16,000	15,920
Tranche B, term loan 3.5% 5/27/18 (f)	55,556	55,556
White Birch Paper Co. Tranche 1LN, term loan 5/8/14 (c)(f)	1,995	251
		99,607
Publishing/Printing - 0.6%
Cenveo Corp. Tranche B, term loan 6.25% 12/21/16 (f)	4,963	4,900
Dex Media East LLC term loan 2.8023% 10/24/14 (f)	10,117	5,058
Dex Media West LLC/Dex Media West Finance Co. term loan 7% 10/24/14 (f)	2,084	1,250
Newsday LLC term loan 10.5% 8/1/13	7,406	7,647
Quad/Graphics, Inc. Tranche B, term loan 4% 7/26/18 (f)	11,330	11,302
Thomson Learning Tranche B, term loan 2.5% 7/5/14 (f)	39,188	33,898
		64,055
Restaurants - 1.1%
Burger King Corp. Tranche B, term loan 4.5% 10/19/16 (f)	40,807	40,399
Denny's, Inc. Tranche B, term loan 5.25% 9/30/16 (f)	4,889	4,876
DineEquity, Inc. Tranche B 1LN, term loan 4.3236% 10/19/17 (f)	17,806	17,717
Dunkin Brands, Inc. Tranche B2, term loan 4% 11/23/17 (f)	29,780	29,706
Landry's Restaurants, Inc. Tranche B, term loan 6.25% 12/1/14 (f)	6,930	6,843
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Restaurants - continued
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 2.6231% 6/14/13 (f)	$ 148	$ 141
term loan 2.5625% 6/14/14 (f)	1,993	1,893
Wendy's/Arby's Restaurants LLC term loan 5% 5/24/17 (f)	7,572	7,553
		109,128
Services - 3.3%
Allied Security Holdings LLC Tranche B 1LN, term loan 5% 2/4/17 (f)	7,463	7,388
ARAMARK Corp.:
Credit-Linked Deposit 2.1144% 1/26/14 (f)	4,377	4,312
Credit-Linked Deposit 3.4894% 7/26/16 (f)	3,270	3,221
term loan 2.2436% 1/26/14 (f)	51,888	51,110
Tranche B, term loan 3.6186% 7/26/16 (f)	49,723	48,977
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. term loan 5.75% 4/19/14 (f)	7,066	7,084
Avis Budget Group, Inc. Tranche B, term loan 6.25% 9/22/18 (f)	6,000	6,038
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan 2.6253% 2/7/14 (f)	6,482	5,412
Brickman Group Holdings, Inc. Tranche B, term loan 7.25% 10/14/16 (f)	1,965	1,955
Hertz Corp. Tranche B, term loan 3.75% 3/11/18 (f)	38,805	38,465
Interactive Data Corp. Tranche B, term loan 4.5% 2/11/18 (f)	34,825	34,522
KAR Auction Services, Inc. Tranche B, term loan 5% 5/19/17 (f)	13,965	13,948
Sedgwick CMS Holdings, Inc. Tranche B 1LN, term loan 5% 12/31/16 (f)	2,664	2,625
ServiceMaster Co.:
term loan 2.7595% 7/24/14 (f)	77,846	74,537
Tranche DD, term loan 2.75% 7/24/14 (f)	5,980	5,726
Symphonyiri Group, Inc. Tranche B, term loan 5% 12/1/17 (f)	13,965	13,790
The Geo Group, Inc.:
Tranche A 2LN, term loan 3.0036% 8/4/15 (f)	1,950	1,935
Tranche B, term loan 3.75% 8/4/16 (f)	6,435	6,387
U.S. Foodservice Tranche B, term loan 2.7475% 7/3/14 (f)	7,201	6,661
		334,093
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Shipping - 0.3%
CEVA Group PLC:
Credit-Linked Deposit 3.3686% 11/4/13 (f)	$ 1,110	$ 1,010
EGL term loan 3.4281% 11/4/13 (f)	1,890	1,720
Ozburn Hessey Holding Co. LLC Tranche 2LN, term loan 10.5% 10/8/16 (f)	1,000	860
Swift Transportation Co. LLC Tranche B, term loan 6% 12/21/16 (f)	27,787	27,787
		31,377
Specialty Retailing - 0.7%
Michaels Stores, Inc.:
Tranche B1, term loan 2.6617% 10/31/13 (f)	43,542	42,671
Tranche B2, term loan 4.9117% 7/31/16 (f)	9,596	9,404
Sally Holdings LLC Tranche B, term loan 2.5% 11/16/13 (f)	25,172	25,046
		77,121
Super Retail - 2.0%
Academy Ltd. Tranche B, term loan 6% 8/3/18 (f)	12,000	11,835
Bass Pro Shops LLC. Tranche B, term loan 5.25% 6/13/17 (f)	3,990	3,890
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 7% 9/30/18 (f)	5,000	4,988
Dollar General Corp.:
Tranche B1, term loan 3.0284% 7/6/14 (f)	26,244	26,244
Tranche B2, term loan 2.994% 7/6/14 (f)	14,000	14,000
Gymboree Corp. term loan 5% 2/23/18 (f)	14,853	13,961
J. Crew Group, Inc. Tranche B, term loan 4.75% 3/7/18 (f)	43,621	40,951
Leslie's Poolmart, Inc. Tranche B, term loan 4.5% 11/30/17 (f)	5,955	5,806
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (f)	4,000	3,900
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (f)	34,224	33,710
Pilot Travel Centers LLC Tranche B, term loan 4.25% 3/30/18 (f)	1,948	1,945
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (f)	8,933	8,620
Toys 'R' Us, Inc. Tranche B2, term loan 5.25% 5/25/18 (f)	8,978	8,731
Toys 'R' Us, Inc. term loan 6% 9/1/16 (f)	18,810	18,434
		197,015
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Technology - 8.9%
Avaya, Inc.:
term loan 3.0643% 10/27/14 (f)	$ 74,170	$ 70,647
Tranche B 3LN, term loan 4.8143% 10/26/17 (f)	21,763	20,022
Booz Allen & Hamilton, Inc. Tranche B, term loan 4% 8/3/17 (f)	8,836	8,791
CDW Corp. Tranche B, term loan:
3.7432% 10/10/14 (f)	17,266	16,705
4.25% 7/15/17 (f)	27,658	26,137
CommScope, Inc. Tranche B, term loan 5% 1/14/18 (f)	27,691	27,414
Emdeon, Inc. Tranche B, term loan 6.75% 10/13/18 (f)	4,000	4,020
Fidelity National Information Services, Inc.:
Tranche A 2LN, term loan 2.4928% 7/18/14 (f)	22,340	22,117
Tranche B, term loan 5.25% 7/18/16 (f)	44,550	44,773
First Data Corp.:
term loan 4.2447% 3/24/18 (f)	11,079	9,556
Tranche B1, term loan 2.9947% 9/24/14 (f)	80,535	74,294
Tranche B2, term loan 2.9947% 9/24/14 (f)	44,841	41,366
Tranche B3, term loan 2.9947% 9/24/14 (f)	25,949	23,938
Flextronics International Ltd.:
Tranche B A1, term loan 2.4958% 10/1/14 (f)	886	870
Tranche B A2, term loan 2.4958% 10/1/14 (f)	1,363	1,340
Tranche B A3, term loan 2.4894% 10/1/14 (f)	1,591	1,563
Tranche B-A, term loan 2.4898% 10/1/14 (f)	3,083	3,029
Freescale Semiconductor, Inc. term loan 4.4894% 12/1/16 (f)	151,054	145,389
Kronos, Inc.:
Tranche 1LN, term loan 2.1186% 6/11/14 (f)	5,811	5,491
Tranche 2LN, term loan 6.1186% 6/11/15 (f)	5,750	5,297
NDS Group PLC Tranche B, term loan 4% 3/10/18 (f)	18,885	18,413
NXP BV term loan 4.5% 3/4/17 (f)	66,473	63,815
Open Text Corp. term loan 3.25% 10/2/13 (f)	5,591	5,577
RBS WorldPay Tranche B, term loan 5.25% 10/13/17 (f)	3,000	2,978
Reynolds & Reynolds Co. Tranche B, term loan 3.75% 4/21/18 (f)	26,933	26,865
Rovi Corp.:
Tranche A, term loan 2.87% 2/7/16 (f)	24,733	24,795
Tranche B, term loan 4% 2/7/18 (f)	11,348	11,376
Sensata Technologies BV Tranche B, term loan 4% 5/12/18 (f)	45,092	44,867
Spansion, Inc. term loan 4.75% 2/9/15 (f)	8,410	8,284
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
SunGard Data Systems, Inc.:
term loan 3.9034% 2/28/16 (f)	$ 25,384	$ 25,066
term loan B 1.9927% 2/28/14 (f)	86,191	84,898
Tranche B, term loan 3.7423% 2/28/14 (f)	17,072	16,986
Sunquest Information Systems, Inc. Tranche 1 LN, term loan 6.25% 12/16/16 (f)	3,990	3,930
Telcordia Technologies, Inc. term loan 6.75% 4/30/16 (f)	5,959	5,952
Verifone, Inc. Tranche B, term loan 3% 10/31/13 (f)	3,893	3,873
		900,434
Telecommunications - 6.8%
Asurion LLC:
term loan 9% 5/24/19 (f)	9,000	8,820
Tranche B, term loan 5.5% 5/24/18 (f)	35,264	34,735
Consolidated Communications, Inc. term loan 2.75% 12/31/14 (f)	10,068	9,464
Crown Castle International Corp. Tranche B, term loan 1.7458% 3/6/14 (f)	18,192	17,737
Digicel International Finance Ltd. term loan 2.875% 3/30/12 (f)	14,299	14,227
FairPoint Communications, Inc. term loan 6.5% 1/24/16 (f)	17,452	13,874
Intelsat Jackson Holdings SA:
term loan 3.3911% 2/1/14 (f)	84,000	78,645
Tranche B, term loan 5.25% 4/2/18 (f)	172,142	170,851
Knology, Inc. Tranche B, term loan 4% 8/18/17 (f)	3,057	2,988
Level 3 Financing, Inc. term loan:
2.6475% 3/13/14 (f)	50,000	48,250
11.5% 3/13/14 (f)	3,000	3,120
MetroPCS Wireless, Inc.:
Tranche B 3LN, term loan 4% 3/17/18 (f)	71,344	70,274
Tranche B, term loan 4.071% 11/3/16 (f)	14,460	14,315
NTELOS, Inc. Tranche B, term loan 4% 8/7/15 (f)	2,463	2,420
Syniverse Holdings, Inc. Tranche B, term loan 5.25% 12/21/17 (f)	19,790	19,790
Telesat Holding, Inc.:
Tranche A, term loan 3.25% 10/31/14 (f)	41,047	40,123
Tranche DD, term loan 3.25% 10/31/14 (f)	3,526	3,447
Time Warner Telecom, Inc.:
Tranche B 1LN, term loan 2% 1/7/13 (f)	4,665	4,618
Tranche B, term loan 3.5% 12/30/16 (f)	4,782	4,663
Floating Rate Loans (g) - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind	$ 47,000	$ 46,447
term loan 6.875% 8/11/15	42,813	42,208
Windstream Corp.:
Tranche B1, term loan 1.872% 7/17/13 (f)	11,558	11,442
Tranche B2, term loan 3.122% 12/17/15 (f)	21,637	21,529
		683,987
Textiles & Apparel - 0.5%
Levi Strauss & Co. term loan 2.4958% 4/4/14 (f)	3,000	2,895
Phillips-Van Heusen Corp.:
term loan 2.8734% 1/31/16 (f)	6,825	6,791
Tranche B, term loan 3.5% 5/6/16 (f)	24,203	24,264
Warnaco, Inc. Tranche B, term loan 3.75% 6/17/18 (f)	13,965	13,756
		47,706
TOTAL FLOATING RATE LOANS (Cost $8,280,629)		8,226,128
Nonconvertible Bonds - 10.3%

Air Transportation - 0.1%
Continental Airlines, Inc. 3.4522% 6/2/13 (f)	6,641	6,275
Continental Airlines, Inc. 9.25% 5/10/17	2,683	2,764
Delta Air Lines, Inc. 9.5% 9/15/14 (d)	1,812	1,912
United Air Lines, Inc. 9.875% 8/1/13 (d)	4,255	4,457
		15,408
Automotive - 0.7%
ArvinMeritor, Inc. 10.625% 3/15/18	1,880	1,899
Delphi Corp. 5.875% 5/15/19 (d)	18,610	18,703
Ford Motor Credit Co. LLC 5.625% 9/15/15	8,000	8,410
General Motors Acceptance Corp. 2.5256% 12/1/14 (f)	40,000	34,800
Tenneco, Inc. 8.125% 11/15/15	2,000	2,070
TRW Automotive, Inc. 8.875% 12/1/17 (d)	2,060	2,266
		68,148
Banks & Thrifts - 1.1%
Ally Financial, Inc. 3.4784% 2/11/14 (f)	54,000	50,760
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Banks & Thrifts - continued
Bank of America Corp. 1.8481% 1/30/14 (f)	$ 3,250	$ 3,080
GMAC LLC 2.5256% 12/1/14 (f)	72,187	62,803
		116,643
Building Materials - 0.0%
Cemex SA de CV 5.3686% 9/30/15 (d)(f)	3,000	2,235
Cable TV - 0.1%
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (d)	4,000	4,180
CSC Holdings LLC 6.75% 11/15/21 (d)(e)	4,000	4,000
		8,180
Chemicals - 0.8%
Georgia Gulf Corp. 9% 1/15/17 (d)	4,000	4,200
Lyondell Chemical Co. 11% 5/1/18	3,000	3,341
NOVA Chemicals Corp. 3.542% 11/15/13 (f)	71,894	70,995
Polypore International, Inc. 7.5% 11/15/17	75	77
		78,613
Consumer Products - 0.0%
Reddy Ice Corp. 11.25% 3/15/15	2,000	1,890
Containers - 0.7%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (d)	4,045	4,126
Berry Plastics Corp.:
5.1531% 2/15/15 (f)	52,000	51,610
8.25% 11/15/15	4,000	4,230
Crown Americas LLC/Capital Corp. II 7.625% 5/15/17	6,645	7,210
Owens-Brockway Glass Container, Inc. 7.375% 5/15/16	4,000	4,340
		71,516
Diversified Financial Services - 0.4%
International Lease Finance Corp.:
5.625% 9/20/13	10,000	9,850
6.25% 5/15/19	10,000	9,436
6.375% 3/25/13	12,000	12,030
SLM Corp. 0.7183% 1/27/14 (f)	12,000	10,860
		42,176
Diversified Media - 0.3%
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25% 12/15/17	16,870	18,220
Series B, 9.25% 12/15/17	12,485	13,546
		31,766
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - 0.9%
Calpine Construction Finance Co. LP 8% 6/1/16 (d)	$ 4,000	$ 4,260
Calpine Corp. 7.5% 2/15/21 (d)	6,000	6,270
CMS Energy Corp. 1.3531% 1/15/13 (f)	8,000	7,840
Energy Future Holdings Corp. 10% 1/15/20	62,320	64,190
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. 11.5% 10/1/20 (d)	6,000	5,040
The AES Corp.:
7.75% 3/1/14	3,000	3,218
7.75% 10/15/15	3,000	3,210
		94,028
Energy - 0.3%
ATP Oil & Gas Corp. 11.875% 5/1/15	6,000	4,950
Continental Resources, Inc. 7.125% 4/1/21	4,000	4,280
Dolphin Subsidiary II, Inc.:
6.5% 10/15/16 (d)	6,000	6,435
7.25% 10/15/21 (d)	6,000	6,495
Energy Transfer Equity LP 7.5% 10/15/20	3,000	3,240
LINN Energy LLC/LINN Energy Finance Corp. 8.625% 4/15/20	3,000	3,308
Western Refining, Inc. 10.75% 6/15/14 (d)(f)	2,000	2,095
		30,803
Healthcare - 0.2%
DaVita, Inc. 6.375% 11/1/18	3,000	3,015
Tenet Healthcare Corp. 8.875% 7/1/19	16,000	18,000
Valeant Pharmaceuticals International:
6.5% 7/15/16 (d)	2,000	1,990
6.875% 12/1/18 (d)	2,000	1,990
		24,995
Homebuilders/Real Estate - 0.1%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	3,000	3,053
Standard Pacific Corp. 8.375% 5/15/18	4,000	3,665
		6,718
Metals/Mining - 0.5%
CONSOL Energy, Inc. 8% 4/1/17	11,475	12,336
FMG Resources (August 2006) Pty Ltd.:
7% 11/1/15 (d)	30,705	30,244
8.25% 11/1/19 (d)	5,000	5,038
		47,618
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Paper - 0.1%
ABI Escrow Corp. 10.25% 10/15/18 (d)	$ 3,206	$ 3,543
Verso Paper Holdings LLC/Verso Paper, Inc. 4.004% 8/1/14 (f)	3,000	2,235
		5,778
Services - 0.3%
ARAMARK Corp. 3.754% 2/1/15 (f)	12,000	11,490
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.7862% 5/15/14 (f)	22,000	20,130
		31,620
Shipping - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	4,000	2,980
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14	8,075	7,671
		10,651
Super Retail - 0.0%
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	1,812	1,812
Technology - 1.2%
Advanced Micro Devices, Inc. 7.75% 8/1/20	2,000	2,040
Freescale Semiconductor, Inc.:
9.25% 4/15/18 (d)	5,960	6,422
10.125% 3/15/18 (d)	5,250	5,762
NXP BV/NXP Funding LLC 3.1531% 10/15/13 (f)	101,609	99,577
Spansion LLC 7.875% 11/15/17 (d)	3,240	3,175
		116,976
Telecommunications - 2.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (d)	8,000	6,840
Clearwire Escrow Corp. 12% 12/1/15 (d)	16,983	14,520
Frontier Communications Corp. 8.5% 4/15/20	7,000	7,420
GeoEye, Inc. 9.625% 10/1/15	2,505	2,815
Intelsat Ltd. 11.25% 6/15/16	8,000	8,400
iPCS, Inc.:
2.379% 5/1/13 (f)	72,852	67,024
3.504% 5/1/14 pay-in-kind (f)	81,150	76,281
Qwest Corp.:
3.5971% 6/15/13 (f)	11,000	11,055
6.75% 12/1/21	4,000	4,265
Sprint Capital Corp. 6.875% 11/15/28	4,000	2,935
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Telecommunications - continued
Wind Acquisition Finance SA 11.75% 7/15/17 (d)	$ 3,000	$ 2,970
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (d)(f)	4,827	4,393
		208,918
Textiles & Apparel - 0.3%
Hanesbrands, Inc. 3.7695% 12/15/14 (f)	22,000	21,835
Phillips-Van Heusen Corp. 7.375% 5/15/20	4,000	4,340
		26,175
TOTAL NONCONVERTIBLE BONDS (Cost $1,051,095)		1,042,667
Common Stocks - 0.1%
	Shares
Broadcasting - 0.0%
Cumulus Media, Inc. Class A (a)	229,315	690
ION Media Networks, Inc. (a)	2,842	1,592
		2,282
Chemicals - 0.1%
LyondellBasell Industries NV Class A	272,292	8,948
Diversified Financial Services - 0.0%
Newhall Holding Co. LLC Class A (a)	289,870	551
Electric Utilities - 0.0%
Calpine Corp. (a)	20,715	314
Entertainment/Film - 0.0%
Metro-Goldwyn-Mayer, Inc. (a)	71,585	1,760
Hotels - 0.0%
Tropicana Las Vegas Hotel & Casino, Inc. Class A (a)	48,650	973
Publishing/Printing - 0.0%
HMH Holdings, Inc. (a)(h)	1,054,692	1,582
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	34,287	184
TOTAL COMMON STOCKS (Cost $24,532)		16,594
Other - 0.0%

Other - 0.0%
Idearc, Inc. Claim (a) (Cost $0*)	1,888,944	0
Money Market Funds - 9.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.12% (b) (Cost $922,698)	922,697,945	$ 922,698
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $10,278,954)		10,208,087
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(74,101)
NET ASSETS - 100%		$ 10,133,986
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $163,561,000 or 1.6% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(g) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,582,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
HMH Holdings, Inc.	1/14/09 - 3/9/10	$ 5,812
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,466
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,597	$ 690	$ 1,582	$ 4,325
Financials	551	-	-	551
Materials	8,948	8,948	-	-
Telecommunication Services	184	184	-	-
Utilities	314	314	-	-
Corporate Bonds	1,042,667	-	1,042,667	-
Floating Rate Loans	8,226,128	-	8,226,128	-
Other	-	-	-	-
Money Market Funds	922,698	922,698	-	-
Total Investments in Securities:	$ 10,208,087	$ 932,834	$ 9,270,377	$ 4,876
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 2,561
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	555
Cost of Purchases	1,760
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 4,876
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ 555

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $111,680,000 of which $72,623,000 and $39,057,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,356,256)	$ 9,285,389
Fidelity Central Funds (cost $922,698)	922,698
Total Investments (cost $10,278,954)		$ 10,208,087
Cash		6,310
Receivable for investments sold		11,069
Receivable for fund shares sold		13,025
Interest receivable		43,725
Distributions receivable from Fidelity Central Funds		92
Prepaid expenses		52
Other receivables		3
Total assets		10,282,363

Liabilities
Payable for investments purchased Regular delivery	$ 103,155
Delayed delivery	4,000
Payable for fund shares redeemed	27,000
Distributions payable	6,747
Accrued management fee	4,707
Distribution and service plan fees payable	1,106
Other affiliated payables	1,280
Other payables and accrued expenses	382
Total liabilities		148,377

Net Assets		$ 10,133,986
Net Assets consist of:
Paid in capital		$ 10,190,392
Undistributed net investment income		129,183
Accumulated undistributed net realized gain (loss) on investments		(114,722)
Net unrealized appreciation (depreciation) on investments		(70,867)
Net Assets		$ 10,133,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,587,260 ÷ 163,114 shares)	$ 9.73

Maximum offering price per share (100/97.25 of $9.73)	$ 10.01
Class T: Net Asset Value and redemption price per share ($270,867 ÷ 27,872 shares)	$ 9.72

Maximum offering price per share (100/97.25 of $9.72)	$ 9.99
Class B: Net Asset Value and offering price per share ($32,105 ÷ 3,304 shares)A	$ 9.72

Class C: Net Asset Value and offering price per share ($852,057 ÷ 87,579 shares)A	$ 9.73

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($5,399,214 ÷ 555,530 shares)	$ 9.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,992,483 ÷ 205,155 shares)	$ 9.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2011

Investment Income
Dividends		$ 248
Interest		431,600
Income from Fidelity Central Funds		2,466
Total income		434,314

Expenses
Management fee	$ 57,812
Transfer agent fees	13,689
Distribution and service plan fees	13,520
Accounting fees and expenses	1,581
Custodian fees and expenses	163
Independent trustees' compensation	55
Registration fees	1,017
Audit	164
Legal	58
Miscellaneous	76
Total expenses before reductions	88,135
Expense reductions	(18)	88,117
Net investment income (loss)		346,197
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		42,915
Change in net unrealized appreciation (depreciation) on investment securities		(245,127)
Net gain (loss)		(202,212)
Net increase (decrease) in net assets resulting from operations		$ 143,985

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 346,197	$ 218,011
Net realized gain (loss)	42,915	43,608
Change in net unrealized appreciation (depreciation)	(245,127)	172,072
Net increase (decrease) in net assets resulting from operations	143,985	433,691
Distributions to shareholders from net investment income	(309,951)	(160,228)
Distributions to shareholders from net realized gain	-	(20,518)
Total distributions	(309,951)	(180,746)
Share transactions - net increase (decrease)	3,623,748	2,557,736
Redemption fees	1,302	720
Total increase (decrease) in net assets	3,459,084	2,811,401

Net Assets
Beginning of period	6,674,902	3,863,501
End of period (including undistributed net investment income of $129,183 and undistributed net investment income of $92,287, respectively)	$ 10,133,986	$ 6,674,902

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.79	$ 9.31	$ 8.00	$ 9.75	$ 9.95
Income from Investment Operations
Net investment income (loss) C	.317	.391	.354	.476	.621
Net realized and unrealized gain (loss)	(.080)	.425	1.232	(1.779)	(.196)
Total from investment operations	.237	.816	1.586	(1.303)	.425
Distributions from net investment income	(.298)	(.287)	(.278)	(.448)	(.625)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.298)	(.337)	(.278)	(.448)	(.627)
Redemption fees added to paid in capital C	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.73	$ 9.79	$ 9.31	$ 8.00	$ 9.75
Total Return A, B	2.46%	8.96%	20.31%	(13.87)%	4.40%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.00%	1.03%	1.05%	1.06%	1.02%
Expenses net of fee waivers, if any	1.00%	1.03%	1.05%	1.06%	1.02%
Expenses net of all reductions	1.00%	1.03%	1.04%	1.06%	1.02%
Net investment income (loss)	3.25%	4.11%	4.09%	5.13%	6.28%
Supplemental Data
Net assets, end of period (in millions)	$ 1,587	$ 1,064	$ 518	$ 192	$ 257
Portfolio turnover rate E	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 9.30	$ 8.00	$ 9.73	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.312	.391	.349	.481	.621
Net realized and unrealized gain (loss)	(.070)	.416	1.228	(1.762)	(.206)
Total from investment operations	.242	.807	1.577	(1.281)	.415
Distributions from net investment income	(.293)	(.288)	(.279)	(.450)	(.625)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.293)	(.338)	(.279)	(.450)	(.627)
Redemption fees added to paid in capital C	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.72	$ 9.77	$ 9.30	$ 8.00	$ 9.73
Total Return A, B	2.51%	8.87%	20.20%	(13.66)%	4.30%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.05%	1.02%	1.04%	1.03%	1.03%
Expenses net of fee waivers, if any	1.05%	1.02%	1.04%	1.03%	1.03%
Expenses net of all reductions	1.05%	1.02%	1.04%	1.03%	1.02%
Net investment income (loss)	3.19%	4.12%	4.10%	5.16%	6.28%
Supplemental Data
Net assets, end of period (in millions)	$ 271	$ 242	$ 143	$ 134	$ 309
Portfolio turnover rate E	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 9.30	$ 7.99	$ 9.73	$ 9.94
Income from Investment Operations
Net investment income (loss) C	.266	.341	.305	.432	.569
Net realized and unrealized gain (loss)	(.070)	.416	1.238	(1.771)	(.206)
Total from investment operations	.196	.757	1.543	(1.339)	.363
Distributions from net investment income	(.247)	(.238)	(.235)	(.402)	(.573)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.247)	(.288)	(.235)	(.402)	(.575)
Redemption fees added to paid in capital C	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.72	$ 9.77	$ 9.30	$ 7.99	$ 9.73
Total Return A, B	2.03%	8.30%	19.74%	(14.21)%	3.76%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.52%	1.55%	1.56%	1.56%	1.55%
Expenses net of fee waivers, if any	1.52%	1.55%	1.55%	1.55%	1.55%
Expenses net of all reductions	1.52%	1.55%	1.55%	1.55%	1.55%
Net investment income (loss)	2.72%	3.59%	3.59%	4.64%	5.75%
Supplemental Data
Net assets, end of period (in millions)	$ 32	$ 43	$ 44	$ 42	$ 100
Portfolio turnover rate E	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 9.31	$ 8.00	$ 9.74	$ 9.95
Income from Investment Operations
Net investment income (loss) C	.244	.321	.288	.408	.553
Net realized and unrealized gain (loss)	(.070)	.415	1.235	(1.770)	(.207)
Total from investment operations	.174	.736	1.523	(1.362)	.346
Distributions from net investment income	(.225)	(.217)	(.215)	(.379)	(.556)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.225)	(.267)	(.215)	(.379)	(.558)
Redemption fees added to paid in capital C	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.73	$ 9.78	$ 9.31	$ 8.00	$ 9.74
Total Return A, B	1.80%	8.05%	19.43%	(14.41)%	3.58%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.74%	1.76%	1.78%	1.80%	1.71%
Expenses net of fee waivers, if any	1.74%	1.76%	1.78%	1.80%	1.71%
Expenses net of all reductions	1.74%	1.76%	1.78%	1.80%	1.71%
Net investment income (loss)	2.50%	3.38%	3.35%	4.39%	5.59%
Supplemental Data
Net assets, end of period (in millions)	$ 852	$ 622	$ 335	$ 199	$ 345
Portfolio turnover rate E	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 9.30	$ 8.00	$ 9.74	$ 9.94
Income from Investment Operations
Net investment income (loss) B	.345	.418	.377	.508	.650
Net realized and unrealized gain (loss)	(.070)	.417	1.225	(1.771)	(.196)
Total from investment operations	.275	.835	1.602	(1.263)	.454
Distributions from net investment income	(.326)	(.316)	(.304)	(.478)	(.654)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.326)	(.366)	(.304)	(.478)	(.656)
Redemption fees added to paid in capital B	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.72	$ 9.77	$ 9.30	$ 8.00	$ 9.74
Total Return A	2.86%	9.18%	20.55%	(13.49)%	4.72%
Ratios to Average Net AssetsC, E
Expenses before reductions	.71%	.73%	.75%	.73%	.73%
Expenses net of fee waivers, if any	.71%	.73%	.75%	.73%	.73%
Expenses net of all reductions	.71%	.73%	.75%	.73%	.72%
Net investment income (loss)	3.53%	4.41%	4.39%	5.46%	6.58%
Supplemental Data
Net assets, end of period (in millions)	$ 5,399	$ 3,566	$ 2,354	$ 1,292	$ 2,679
Portfolio turnover rate D	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 9.29	$ 7.99	$ 9.73	$ 9.94
Income from Investment Operations
Net investment income (loss) B	.341	.415	.379	.503	.647
Net realized and unrealized gain (loss)	(.079)	.427	1.221	(1.769)	(.206)
Total from investment operations	.262	.842	1.600	(1.266)	.441
Distributions from net investment income	(.323)	(.313)	(.302)	(.475)	(.651)
Distributions from net realized gain	-	(.050)	-	-	(.002)
Total distributions	(.323)	(.363)	(.302)	(.475)	(.653)
Redemption fees added to paid in capital B	.001	.001	.002	.001	.002
Net asset value, end of period	$ 9.71	$ 9.77	$ 9.29	$ 7.99	$ 9.73
Total ReturnA	2.72%	9.27%	20.54%	(13.54)%	4.58%
Ratios to Average Net AssetsC, E
Expenses before reductions	.75%	.76%	.77%	.77%	.76%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.77%	.76%
Expenses net of all reductions	.75%	.76%	.77%	.76%	.76%
Net investment income (loss)	3.50%	4.38%	4.36%	5.43%	6.55%
Supplemental Data
Net assets, end of period (in millions)	$ 1,992	$ 1,138	$ 469	$ 138	$ 207
Portfolio turnover rate D	54%	43%	25%	16%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by

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3. Significant Accounting Policies - continued

Security Valuation - continued

independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 172,373
Gross unrealized depreciation	(154,941)
Net unrealized appreciation (depreciation) on securities and other investments	$ 17,432

Tax Cost	$ 10,190,655

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 37,843
Capital loss carryforward	$ (111,680)
Net unrealized appreciation (depreciation)	$ 17,432

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 309,951	$ 180,746

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $8,125,674 and $4,827,262, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 4,048	$ 210
Class T	-%	.25%	726	2
Class B	.55%	.15%	275	216
Class C	.75%	.25%	8,471	4,064
			$ 13,520	$ 4,492

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, 1.00% or .50% for certain purchases of Class A shares (1.00% prior to February 18, 2011) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 376
Class T	55
Class B*	57
Class C*	276
$ 764

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,435.15
Class T	604.21
Class B	88.23
Class C	1,263.15
Fidelity Floating Rate High Income Fund	6,334.12
Institutional Class	2,965.15
	$ 13,689

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were fifty-six dollars for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $21,850. The weighted average interest rate was .58%. The interest expense amounted to three hundred fifty-two dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $16.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 46,926	$ 23,450
Class T	8,530	5,386
Class B	998	1,129
Class C	18,564	10,682
Fidelity Floating Rate High Income Fund	173,777	95,016
Institutional Class	61,156	24,565
Total	$ 309,951	$ 160,228
From net realized gain
Class A	$ -	$ 2,787
Class T	-	742
Class B	-	234
Class C	-	1,822
Fidelity Floating Rate High Income Fund	-	12,502
Institutional Class	-	2,431
Total	$ -	$ 20,518

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	130,538	81,725	$ 1,284,754	$ 779,901
Reinvestment of distributions	3,698	2,275	36,131	21,629
Shares redeemed	(79,802)	(30,931)	(770,772)	(294,118)
Net increase (decrease)	54,434	53,069	$ 550,113	$ 507,412

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class T
Shares sold	12,540	14,246	$ 123,273	$ 135,056
Reinvestment of distributions	732	545	7,143	5,173
Shares redeemed	(10,203)	(5,379)	(98,745)	(50,997)
Net increase (decrease)	3,069	9,412	$ 31,671	$ 89,232
Class B
Shares sold	912	1,770	$ 8,955	$ 16,858
Reinvestment of distributions	73	108	715	1,018
Shares redeemed	(2,112)	(2,210)	(20,567)	(21,009)
Net increase (decrease)	(1,127)	(332)	$ (10,897)	$ (3,133)
Class C
Shares sold	47,996	37,058	$ 472,487	$ 353,406
Reinvestment of distributions	1,307	896	12,762	8,502
Shares redeemed	(25,248)	(10,394)	(243,629)	(98,760)
Net increase (decrease)	24,055	27,560	$ 241,620	$ 263,148
Fidelity Floating Rate High Income Fund
Shares sold	455,198	211,892	$ 4,469,045	$ 2,019,775
Reinvestment of distributions	14,710	9,543	143,575	90,556
Shares redeemed	(279,260)	(109,667)	(2,694,467)	(1,040,316)
Net increase (decrease)	190,648	111,768	$ 1,918,153	$ 1,070,015
Institutional Class
Shares sold	192,248	93,750	$ 1,885,819	$ 894,344
Reinvestment of distributions	3,053	1,549	29,780	14,718
Shares redeemed	(106,613)	(29,322)	(1,022,511)	(278,000)
Net increase (decrease)	88,688	65,977	$ 893,088	$ 631,062

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.24% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $238,587,864 of distributions paid during the period January 1, 2011 to October 31, 2011 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the fourth quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group". The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 27% means that 73% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Furthermore, the Board considered that it had approved an amendment (effective February 1, 2007) to the fund's management contract that lowered the individual fund fee rate from 55 basis points to 45 basis points. The Board considered that the chart reflects the fund's lower management fee in 2007, as if the lower fee were in effect for the entire year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AFR-UANN-1211
1.784741.108

Item 2. Code of Ethics

As of the end of the period, October 31, 2011, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund, Fidelity Advisor High Income Fund, and Fidelity Advisor Value Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$136,000	$-	$5,700	$1,200
Fidelity Advisor High Income Advantage Fund	$62,000	$-	$5,700	$500
Fidelity Advisor High Income Fund	$54,000	$-	$5,700	$300
Fidelity Advisor Value Fund	$39,000	$-	$5,700	$300

October 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$129,000	$-	$5,600	$-
Fidelity Advisor High Income Advantage Fund	$59,000	$-	$5,600	$-
Fidelity Advisor High Income Fund	$51,000	$-	$5,600	$-
Fidelity Advisor Value Fund	$39,000	$-	$5,700	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2011A	October 31, 2010A
Audit-Related Fees	$440,000	$720,000
Tax Fees	$-	$-
All Other Fees	$430,000	$790,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2011 A	October 31, 2010 A
Deloitte Entities	$985,000	$1,625,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 28, 2011